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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

URANIUM RESOURCES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☒	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Dear URI Stockholder:

        You are cordially invited to attend the annual meeting of stockholders of Uranium Resources, Inc., to be held on September 23, 2015, at 9:00 am, local time, at our headquarters, located at 6950 South Potomac Street, Suite 300, Centennial, Colorado 80112.

        As previously disclosed, on June 3, 2015, URI entered into an agreement to acquire all of the outstanding securities of Anatolia Energy Limited in an all-stock transaction. Under the terms of the agreement, eligible Anatolia shareholders will receive 0.06579 shares of URI common stock in exchange for each Anatolia share, and eligible holders of Anatolia options and performance shares will receive replacement URI options and performance shares, by means of court-sanctioned schemes of arrangement under the Corporations Act 2001 (Cth) of Australia. The value of the URI shares to be received by Anatolia shareholders in the transaction will fluctuate with the market value of URI stock. Based on URI's 30-day volume weighted average share price to June 2, 2015 of $1.36 per share, Anatolia's 30-day volume weighted average share price to June 3, 2015 of A$0.078 per share, and a foreign exchange rate of 0.7772 U.S. dollars for every one Australian dollar on June 2, 2015, the value of the URI stock to be paid in the transaction represented approximately $0.089, or A$0.115, per Anatolia share. As of August 6, 2015, the most recent practicable date before the date of this proxy statement, each Anatolia share would be valued at $0.057, or A$0.077, based on the closing price of $0.86 of URI common stock as of that date. Upon completion of the transaction, former Anatolia securityholders would own approximately 41% of the combined company, or approximately 44% on a fully-diluted basis, based on the number of URI and Anatolia securities outstanding as of August 6, 2015.

        The Board of Directors of URI expects the transaction to provide significant strategic and financial benefits to the stockholders of URI, including providing URI with the potential to return to uranium production sooner than would otherwise be possible with URI's existing asset portfolio. Following closing of the transaction, URI and Anatolia will work together to advance the high-grade Temrezli project in central Turkey into production as quickly and efficiently as possible, with the possibility of reducing upfront capital costs by shipping URI's Rosita ISR processing plant from South Texas to Turkey, and leveraging URI's in-house experience and qualified personnel to reduce the engineering, procurement, and construction management (EPCM) costs associated with construction and development of the Temrezli Project.

        The issuance of URI common stock to Anatolia securityholders in the transaction requires the approval of URI stockholders under the requirements of the NASDAQ Stock Market Listing Rules. At the annual meeting, you will be asked to consider and vote on a proposal to approve the issuance of shares of URI common stock in the transaction. Additionally, at the annual meeting you will also be asked to consider and vote upon the election of five nominees for director, the ratification of Hein & Associates LLP as our independent registered public accounting firm for 2015, and an advisory vote on our executive compensation. The attached notice of annual meeting and proxy statement provide additional information about the proposed transaction with Anatolia and all of the proposals.

        After careful consideration, the Board of Directors of URI has unanimously determined that the proposed transaction with Anatolia is advisable and in the best interests of URI and its stockholders and, subject to the approval of the share issuance proposal by URI's stockholders, authorized and approved the issuance of URI common stock to Anatolia securityholders in the transaction. The Board therefore unanimously recommends that you vote "FOR" the share issuance proposal and "FOR" each of the other proposals to be considered and voted on at the annual meeting.

        Please read the accompanying proxy statement for information about the matters to be voted upon. Your vote is important. Whether or not you plan to attend the meeting in person, we urge you to submit your proxy as soon as possible via the internet, by telephone or by mailing the enclosed proxy card.

        We are not asking for a proxy from Anatolia shareholders and Anatolia shareholders are requested not to send us a proxy (unless they are also URI stockholders). Other than Anatolia shareholders who are also URI stockholders, Anatolia shareholders are not entitled to vote on the matters described above. This proxy statement is not intended to and does not constitute or form part of any offer to sell or subscribe for, or any invitation to purchase or subscribe for, or the solicitation of an offer to purchase or otherwise subscribe for any securities, nor shall there be any sale, issuance or transfer of securities of URI or Anatolia in any jurisdiction in contravention of applicable laws. The accompanying proxy statement does not constitute a prospectus or prospectus equivalent document.

        On behalf of the Board of Directors of URI, I thank you for your support and appreciate your consideration of this important matter.

Very truly yours,

Christopher M. Jones President and Chief Executive Officer

Centennial, Colorado
August 10, 2015

        Neither the U.S. Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the transactions described in this document, including the proposed transaction between URI and Anatolia and the issuance of URI common stock to Anatolia securityholders, or determined if the information contained in this document is accurate or adequate. Any representation to the contrary is a criminal offense.

Uranium Resources, Inc. 6950 S. Potomac Street, Suite 300 Centennial, Colorado 80112 www.uraniumresources.com

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Uranium Resources, Inc.:

        NOTICE IS HEREBY GIVEN that the 2015 Annual Meeting of the Stockholders of Uranium Resources, Inc. will be held on September 23, 2015, at 9:00 am, local time, at our corporate headquarters, located at 6950 South Potomac Street, Suite 300, Centennial, Colorado 80112, for the following purposes:

  1.
  Approve the issuance of shares of the common stock of Uranium Resources, Inc. in accordance with the scheme implementation agreement, dated June 3, 2015, by and between Anatolia Energy Limited and Uranium Resources, Inc.

  2.
  Elect as directors the five nominees named in the accompanying proxy statement.

  3.
  Ratify the appointment of Hein & Associates LLP as our independent registered public accounting firm for 2015.

  4.
  Provide advisory approval of our executive compensation.

  5.
  Transact such other business as may properly come before the Annual Meeting of Stockholders.

        The Board of Directors unanimously recommends that you vote "FOR" each of the proposals listed above.

        The Board of Directors has fixed the close of business on August 4, 2015 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting or at any adjournment or postponement thereof. The proxy statement is dated August 10, 2015 and, together with the enclosed form of proxy card, is first being mailed to URI stockholders on or about August 10, 2015.

        Stockholders are cordially invited to attend the meeting in person. Whether or not you plan to be present at the meeting, you are requested to sign and return the enclosed proxy in the enclosed envelope, or vote all of your shares over the telephone or over the Internet, so that your shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured. The giving of such proxy will not affect your right to vote in person, should you later decide to attend the meeting. Please date and sign the enclosed proxy and return it promptly in the enclosed envelope, or vote over the telephone or Internet. Your vote is important.

Centennial, Colorado August 10, 2015	By Order of the Board of Directors,

John W. Lawrence, Secretary

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to be Held on September 23, 2015:
The Notice of Annual Meeting, Proxy Statement and 2014 Annual Report to Stockholders
are available at http://urre.client.shareholder.com

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QUESTIONS AND ANSWERS ABOUT THE MEETING

        The following are some questions that you, as a stockholder of Uranium Resources, Inc. ("URI" or the "Company"), may have regarding the proposed acquisition of Anatolia Energy Limited ("Anatolia") by URI (the "Transaction") and the other matters being considered at the 2015 Annual Meeting of Stockholders (the "Annual Meeting"), as well as answers to those questions. URI urges you to read this proxy statement carefully and in its entirety because the information in this section does not provide all of the information that might be important to you with respect to the Transaction and the other matters being considered at the meeting. Additional important information is also contained in the annexes to, and the documents incorporated by reference into, this proxy statement.

Q:
What is the Transaction Agreement and the Transaction?

A:
On June 3, 2015, URI and Anatolia entered into a scheme implementation agreement, which we refer to as the Transaction Agreement, pursuant to which URI will acquire all of Anatolia's issued and outstanding ordinary shares and Anatolia will become a wholly-owned subsidiary of URI. The Transaction Agreement also contemplates the acquisition of all outstanding Anatolia options and performance shares in exchange for URI options and URI performance shares. The acquisition of Anatolia shares, options and performance shares in accordance with the Transaction Agreement is referred to, collectively, as the Transaction. For more information about the Transaction and the Transaction Agreement, see the sections entitled "The Transaction" and "The Transaction Agreement" beginning on pages 53 and 84 of this proxy statement, respectively. A copy of the Transaction Agreement is attached to this proxy statement as Annex A.

  Under the terms of the Transaction Agreement, eligible Anatolia shareholders will receive 0.06579 shares of URI common stock in exchange for each Anatolia share, and eligible holders of Anatolia options and performance shares will receive replacement URI options and performance shares, by means of court-sanctioned schemes of arrangement under the Corporations Act 2001 (Cth) of Australia. The value of the URI shares to be received by Anatolia shareholders in the Transaction will fluctuate with the market value of URI stock. Based on URI's 30-day volume weighted average share price to June 2, 2015 of $1.36 per share, Anatolia's 30-day volume weighted average share price to June 3, 2015 of A$0.078 per share, and a foreign exchange rate of 0.7772 U.S. dollars for every one Australian dollar on June 2, 2015, the value of the URI stock to be paid in the Transaction represented approximately $0.089, or A$0.115, per Anatolia share. As of August 6, 2015, the most recent practicable date before the date of this proxy statement, each Anatolia share would be valued at $0.057, or A$0.077, based on the closing price of $0.86 of URI common stock as of that date. Upon completion of the Transaction, former Anatolia securityholders would own approximately 41% of the combined company, or approximately 44% on a fully-diluted basis, based on the number of URI and Anatolia securities outstanding as of August 6, 2015.

Q:
Why did URI enter into the Transaction Agreement?

A:
The Board of Directors of URI expects the Transaction to provide significant strategic and financial benefits to the stockholders of URI, including providing URI with the potential to return to uranium production sooner than would otherwise be possible with URI's existing asset portfolio. Following closing of the Transaction, URI and Anatolia will work together to advance the high-grade Temrezli project in central Turkey into production as quickly and efficiently as possible, with the possibility of reducing upfront capital costs by shipping URI's Rosita ISR processing plant from South Texas to Turkey, and leveraging URI's in-house experience and qualified personnel to reduce the EPCM costs associated with construction and development of the Temrezli Project.

Q:
Why am I receiving this proxy statement?

A:
You are receiving this proxy statement because you have been identified as a holder of URI common stock as of the close of business on August 4, 2015, the record date for the 2015 Annual Meeting of Stockholders. This proxy statement is being used to solicit proxies on behalf of the URI Board of Directors for the Annual Meeting.

Q:
When and where will URI hold its meeting?

A:
The meeting will be held at 9:00 am, local time on September 23, 2015, at our corporate headquarters, located at 6950 South Potomac Street, Suite 300, Centennial, Colorado 80112.

Q:
What am I being asked to vote upon at the meeting?

A:
URI's stockholders are being asked to consider and vote upon the following proposals:

  Proposal 1:    Approve the issuance of shares of URI common stock to the securityholders of Anatolia pursuant to the Transaction Agreement.

  Proposal 2:    Elect as directors the five nominees named in this proxy statement.

  Proposal 3:    Ratify the appointment of Hein & Associates LLP as our independent registered public accountants for 2015.

  Proposal 4:    Provide advisory approval of our executive compensation.

  Proposal 1 is referred to herein as the "Share Issuance Proposal." Proposals 2, 3 and 4 are collectively referred to herein as the "Annual Meeting Proposals."

Q:
Am I being asked to vote to approve the Transaction?

A:
No. However, you are being asked to approve the issuance of URI common stock, including URI common stock underlying replacement options and performance shares, to Anatolia securityholders as consideration for the Transaction. This issuance is a condition to the closing of the Transaction. Therefore, approval of the Share Issuance Proposal is required for us to complete the Transaction. This will be the only opportunity for our stockholders to consider and vote upon the Transaction.

Q:
What is required to complete the Transaction?

A:
In order to complete the Transaction, URI stockholders must approve Proposal 1, authorizing the issuance of shares of URI common stock to Anatolia securityholders in the Transaction. In addition, all other conditions to the Transaction set forth in the Transaction Agreement must be satisfied or waived. For a more complete discussion of the conditions to closing, see the section entitled "The Transaction Agreement—Conditions Precedent to the Transaction" on page 86 of this proxy statement. Anatolia will hold separate meetings of its shareholders, option holders and performance shareholders to obtain the required approval of the Transaction.

Q:
What will I receive in the Transaction?

A:
URI stockholders will continue to own their existing shares of URI common stock after the Transaction. Immediately after the completion of the Transaction, URI's existing stockholders will own collectively approximately 59% of the outstanding common stock of the combined company, and Anatolia's former shareholders will own collectively approximately 41% of the outstanding common stock of the combined company.

Q:
When do you expect the Transaction to be completed?

A:
We anticipate that the Transaction will close early in the fourth quarter of 2015. For more information, see "The Transaction Agreement—Regulatory Approvals" on page 75 of this proxy statement.

Q:
Am I entitled to appraisal rights?

A:
No. Under Delaware law, holders of shares of URI common stock are not entitled to appraisal rights in connection with the Transaction or any of the matters to be acted on at the Annual Meeting.

Q:
Is the Transaction expected to be taxable to stockholders?

A:
URI's existing stockholders will simply retain their shares of URI common stock in the Transaction, and accordingly there will be no material U.S. federal income tax consequences to URI's existing stockholders resulting from the issuance of URI shares in the Transaction.

Q:
What will the Anatolia securityholders be asked to vote upon?

A:
Anatolia securityholders will not be asked to vote on any of the proposals to be considered and voted upon at the URI Annual Meeting. Rather, Anatolia will hold separate meetings of its securityholders, pursuant to Australian corporate law.

Q:
Who is eligible to vote at the Annual Meeting?

A:
Only URI stockholders' proxies are being solicited. We are not soliciting any proxies or votes from Anatolia shareholders through this proxy statement. If you are an Anatolia shareholder and are not a URI shareholder, and you have received or gained access to this proxy statement, you should disregard it completely and should not treat it as any solicitation of your proxy, vote or support on any matter. If you are both a URI stockholder and an Anatolia shareholder, you should treat this proxy statement as soliciting only your proxy with respect to the URI shares held by you and should not treat it as an offer or invitation to subscribe or purchase URI shares or as a solicitation of your proxy, vote or support on any matter with respect to your Anatolia shares.

  Holders of URI common stock as of the close of business on August 4, 2015, the record date for the Annual Meeting, are eligible to vote. As of the close of business on the record date, there were 30,014,023 shares of URI common stock outstanding and entitled to vote at the Annual Meeting.

Q:
How many votes do URI's stockholders have?

A:
Holders of URI's common stock are entitled to cast one vote on each motion properly brought before the Annual Meeting for each share of URI common stock that such holder owned at the close of business on the record date.

  As of the record date, directors and executive officers of URI as a group beneficially owned and were entitled to vote approximately 665,293 shares of URI common stock, representing approximately 2.2% of the shares of URI common stock issued and outstanding. All of the directors and executive officers of URI who are entitled to vote at the Annual Meeting have advised URI that they intend to vote their shares of URI common stock in favor of each of the proposals, although such persons have not entered into agreements obligating them to do so.

  In addition, Resource Capital Fund V L.P. ("RCF"), which beneficially owned approximately 31.1% of URI's common stock as of the record date, has publicly indicated its support for the Share Issuance Proposal, although RCF has not entered into any agreement obligating it to vote in favor of the Share Issuance Proposal or any other proposal before the Annual Meeting.

Q:
What vote by the URI stockholders is required to approve the Share Issuance Proposal and the Annual Meeting Proposals?

A:
Approval of the Share Issuance Proposal requires the affirmative vote of a majority of the total votes cast on the proposal. The Company's directors are elected by a plurality and the five nominees for director who receive the most votes for their nomination will be elected to the Board of Directors. Shares that are voted "WITHHOLD" in regards to a director nominee will not be counted toward such nominee's election and will have no effect on the outcome of the election. The remaining proposals, including for ratification of the appointment of the independent registered public accountants and for approval, by non-binding vote, of the compensation of our named executive officers, require the affirmative vote of a majority of the total votes cast on the proposal. In all cases abstentions and broker non-votes will not be treated as votes cast on the proposal and thus will have no effect on the outcome of the vote.

Q:
Why is my vote important? What happens if I don't vote?

A:
In order to complete the Transaction, URI stockholders must approve the Share Issuance Proposal. If you abstain from voting, fail to vote (either in person or by proxy), or fail to provide your broker, bank or other nominee with instructions on how to vote your shares in connection with the Share Issuance Proposal, your shares will not be treated as votes cast on the Share Issuance Proposal and thus will have no effect on the outcome of the vote.

  If you are the beneficial owner of shares held in "street name" (that is, if you hold your shares through a broker, bank or other holder of record), the broker, bank or other holder of record who holds your shares of URI common stock will have authority to vote on "routine" proposals, such as the ratification of the appointment of Hein & Associates LLP as our independent registered public accountants for 2015, if you have not submitted voting instructions to the broker, bank or other nominee. However, banks, brokerage firms and other nominees are precluded from exercising their voting discretion with respect to non-routine matters, such as the Share Issuance Proposal, the election of directors and the advisory approval of our executive compensation. As a result, absent specific instructions from the beneficial owner of such shares, brokers, banks or other holders of record are not empowered to vote such shares on non-routine matters, which we refer to as a "broker non-vote." The effect of not instructing your broker, bank or other holder of record regarding how you wish your shares to be voted will not be counted as "FOR" or "AGAINST" or have an effect on the proposals before the Annual Meeting.

Q:
Why am I being asked to consider and vote upon a proposal to approve the issuance of shares of URI common stock to Anatolia shareholders contemplated by the Transaction Agreement?

A:
Because URI common stock is listed on the NASDAQ Capital Market, issuances of URI common stock are subject to the NASDAQ Stock Market Listing Rules. NASDAQ Stock Market Listing Rule 5635(a) requires stockholder approval for the issuance of URI common stock in connection with the acquisition of the stock or assets of another company if the number of shares of common stock to be issued equals or exceeds 20% of the number of shares of common stock outstanding before the proposed issuance. Because URI would issue a number of shares greater than 20% of its outstanding shares in the Transaction, we are asking for your approval of the issuance of URI common stock in the Transaction.

Q:
How does URI's Board of Directors recommend that I vote?

A:
URI's Board of Directors unanimously recommends that you vote "FOR" the Share Issuance Proposal and each of the Annual Meeting Proposals to be considered and voted upon at the Annual Meeting.

Q:
Do any executive officers or directors of URI have interests in the Transaction or the issuance of URI common stock to Anatolia securityholders that may be different from, or in addition to, those of other stockholders?

A:
None of URI's directors or executive officers has any substantial financial interest, direct or indirect, in the Transaction or the issuance of URI common stock to Anatolia securityholders, other than being a director or executive officer and a stockholder of URI.

Q:
What agreements has URI entered into in connection with the Transaction?

A:
In addition to the Transaction Agreement, URI and Anatolia entered into a Loan Agreement, dated June 22, 2015 (the "Loan Agreement"), pursuant to which URI is providing a secured convertible loan facility to Anatolia under which Anatolia may draw up to A$2.0 million (approximately US$1.6 million). URI advanced A$1.0 million to Anatolia following the closing of the Loan Agreement. A copy of the Loan Agreement is attached to this proxy statement as Annex B.

Q:
What does it mean if I receive more than one set of materials?

A:
This means you own shares of URI common stock that are registered under different names. For example, you may own some shares directly as a stockholder of record and other shares through a broker or you may own shares through more than one broker, bank or other nominee. In these situations, you will receive multiple sets of proxy materials. You must complete, sign, date and return each of the proxy cards and voting instruction forms that you receive, or vote all of your shares over the telephone or over the Internet in accordance with the instructions provided in order to vote all of the shares you own. Each proxy card you receive comes with its own prepaid return envelope and control number(s). If you vote by mail, make sure you return each proxy card in the return envelope that accompanies that proxy card or voting instruction form, and if you vote by telephone or via the Internet, please follow the enclosed instructions and use your control number(s).

Q:
What constitutes a quorum for the Annual Meeting?

A:
The presence in person or by proxy of the holders of one-third of the votes entitled to be cast at the Annual Meeting constitutes a quorum under URI's bylaws. URI will treat shares of common stock represented by a properly signed and returned proxy, including abstentions and broker non-votes, as present at the Annual Meeting for the purposes of determining the existence of a quorum. If a quorum is not present, the holders of record of a majority of such shares present and entitled to vote may adjourn the Annual Meeting until a quorum is obtained.

Q:
What do I need to do now and how do I vote?

A:
Please read this proxy statement carefully, including its annexes, to consider how the Transaction and the other proposals affect you.

  If you are a stockholder of record (that is, if your shares are registered in your own name with our transfer agent), you may vote in any of the following ways:

  •
  In Person.    You may attend the Annual Meeting and vote in person.

  •
  By Mail.    You may vote by proxy by filling out the proxy card and sending it back in the envelope provided. If you return your signed proxy card to URI before the meeting, URI will vote your shares as you direct.

  •
  Via the Internet.    You may vote via the Internet by following the instructions on the proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 1:00 am, Central time, on September 23, 2015 to be counted.

  If you are a beneficial owner of shares held in "street name" (that is, if you hold your shares through a broker, bank or other holder of record), you may vote in any of the following ways:

  •
  In Person.    You must obtain a legal proxy from the organization that holds your shares if you wish to attend the Annual Meeting and vote in person.

  •
  By Mail.    You may vote by proxy by filling out the voting instruction form and sending it back in the envelope provided. If you return your signed voting instruction form before the meeting, URI will vote your shares as you direct.

  •
  By Telephone.    You may vote by proxy by calling the toll-free number found on the voting instruction form and following the recorded instructions.

  •
  Via the Internet.    You may vote via the Internet by following the instructions on the voting instruction form accompanying the proxy materials.

Q:
What happens if I sell my shares of common stock before the Annual Meeting?

A:
The record date for stockholders entitled to vote at the meeting is earlier than the date of the meeting. If you transfer your shares of URI common stock after the record date but before the date of the meeting, you will retain your right to vote at the meeting unless arrangements are made between you and the person to whom you transfer your shares.

Q:
May I vote in person?

A:
If you are the stockholder of record of shares of URI common stock, you may vote in person at the meeting with respect to those shares. If you are the beneficial owner of shares held in "street name," you are invited to attend the meeting but, since you are not the stockholder of record, you may not vote these shares in person at the meeting, unless you obtain a legal proxy from your broker, banker, trustee or nominee, giving you the right to vote the shares at the meeting.

Q:
How can I change or revoke my vote?

A:
If you are the stockholder of record of shares of URI common stock, you have the right to revoke a proxy, delivered by mail, by telephone, or over the Internet, at any time before it is exercised, by voting again at a later date through any of the methods available to you, by delivering written notice of revocation to our Corporate Secretary by the time the meeting begins, or by attending the meeting and voting in person.

  If your shares of URI common stock are held in "street name" and you have voted your shares by following the directions your broker, bank or other nominee has provided to you, you may change or revoke your vote by following the directions you have received from your broker, bank or other nominee.

Q:
Who can help answer my questions?

A:
The information provided above in the question-and-answer format is for your convenience only and is merely a summary of some of the information in this proxy statement. You should carefully read the entire proxy statement, including its annexes. If you would like additional copies of this proxy statement, without charge, or if you have questions about the Transaction, including the procedures for voting your shares, you should contact us at: Uranium Resources, Inc., Attention: Secretary, 6950 S. Potomac Street, Suite 300, Centennial, Colorado 80112, or by calling (303) 531-0470.

  You may also obtain additional information about URI from the documents we file with the Securities and Exchange Commission, which we refer to as the SEC, or by following the instructions in the section entitled "Where You Can Find Additional Information" beginning on page 138 of this proxy statement.

  You may also wish to consult your legal, tax and/or financial advisors with respect to any aspect of the Transaction, the Transaction Agreement or other matters discussed in this proxy statement.

SUMMARY

        This proxy statement is being furnished to the stockholders of URI in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting to be held on September 23, 2015 at 9:00 am, local time, and at any reconvened meeting following any adjournment or postponement thereof. The meeting will be held at our corporate headquarters, located at 6950 South Potomac Street, Suite 300, Centennial, Colorado 80112.

        The following summary highlights selected information in this proxy statement and may not contain all of the information that may be important to you. Accordingly, you are urged to read carefully this entire proxy statement, including the attached annexes, and the other documents to which this proxy statement refers you in order for you to fully understand the proposals described in this summary. See "Where You Can Find More Information" beginning on page 138 of this proxy statement. Each item in this summary refers to the page of this proxy statement on which that subject is discussed in more detail.

        The functional currency of URI is the United States ("U.S.") dollar. Unless otherwise specified, all references to "dollars," "$," or "US$" shall mean U.S. dollars. Anatolia Energy Limited ("Anatolia") uses the Australian dollar ("A$") as its functional currency.

The Companies (Page 78)

Uranium Resources, Inc.

  Uranium Resources, Inc.
  6950 S. Potomac Street, Suite 300
  Centennial, Colorado 80112
  Telephone: (303) 531-0470

        Uranium Resources, Inc. is a uranium exploration, development and production company. URI was organized in 1977 to acquire and develop uranium projects in South Texas using the in-situ recovery (ISR) process. URI has historically produced uranium by ISR methods in the State of Texas where URI currently has ISR projects and two licensed processing facilities. URI also has approximately 190,000 acres of mineral holdings in the prolific Grants Mineral Belt of the State of New Mexico and 17,000 acres in the South Texas uranium province. URI has a Nuclear Regulatory Commission ("NRC") license to produce up to 3,000,000 pounds per annum of uranium on certain of its New Mexico projects. URI acquired these properties over the past 25 years along with an extensive information database of historic drill-hole logs and analyses. None of URI's properties are currently in production.

        URI's common stock is listed on the NASDAQ Capital Market under the symbol "URRE."

Anatolia Energy Limited

  Anatolia Energy Limited
  Ground Floor, 10 Outram Street
  West Perth, WA 6005
  Australia
  Telephone: +61 (8) 9321 5245

        Anatolia Energy Limited is a uranium exploration and development company holding a portfolio of licenses within the Republic of Turkey. Anatolia has a 100% interest in nine licenses covering over 18,000 hectares of ground (or approximately 44,500 acres), including several advanced exploration and development opportunities, in the central Anatolian region of Turkey.

        Anatolia has completed a pre-feasibility study for the development of its Temrezli ISR Project, which is premised on the construction of a central processing plant at the Temrezli site, and will process uranium bearing solutions from the Temrezli well field, with potential to process uranium-loaded resin transported from any satellite uranium deposits developed in the future from Anatolia's other projects in the region.

        Anatolia's common stock is listed on the Australian Securities Exchange under the symbol "AEK."

Meeting of URI Stockholders (Page 49)

        At the meeting, stockholders will be asked to vote on the following matters:

  Proposal 1:    Approve the issuance of shares of URI common stock to the securityholders of Anatolia pursuant to the Transaction Agreement. We refer to Proposal 1 as the Share Issuance Proposal.

  Proposal 2:    Elect as directors the five nominees named in this proxy statement.

  Proposal 3:    Ratify the appointment of Hein & Associates LLP as our independent registered public accountants for 2015.

  Proposal 4:    Provide advisory approval of the compensation of our named executive officers.

        The meeting will be held on September 23, 2015 at 9:00 am, local time at our corporate headquarters, located at 6950 South Potomac Street, Suite 300, Centennial, Colorado 80112.

Record Date for the Annual Meeting (Page 49)

        You can vote at the meeting all of the shares of URI common stock you held of record as of the close of business on August 4, 2015, which is the record date for the Annual Meeting. As of the close of business on the record date, there were 30,014,023 shares of URI common stock outstanding and entitled to vote at the Annual Meeting.

Recommendation of the URI Board of Directors (Page 66)

        URI's Board of Directors unanimously recommends that you vote "FOR" the Share Issuance Proposal and each of the other proposals to be considered and voted upon at the Annual Meeting. In connection with its decision to recommend that you vote "FOR" the Share Issuance Proposal, URI's Board of Directors has determined that it is advisable and in the best interests of URI and its stockholders to issue the URI shares in connection with the Transaction. See "The Transaction—URI Reasons for the Transaction" beginning on page 62 of this proxy statement and "The Transaction—Recommendation of the URI Board of Directors" beginning on page 66 of this proxy statement for more information about the factors considered by URI's Board of Directors.

Required Vote (Page 50)

        Each share of URI common stock is entitled to one vote at the meeting. The presence in person or by proxy of the holders of one-third of the votes entitled to be cast on a matter constitutes a quorum for purposes of the meeting. Votes "FOR" and "AGAINST" or "WITHHOLD," and abstentions and broker non-votes will all be counted as present to determine whether a quorum has been established.

        Approval of the Share Issuance Proposal requires the affirmative vote of a majority of the total votes cast on the proposal. The Company's directors are elected by a plurality and the five nominees for director who receive the most votes for their nomination will be elected to the Board of

Directors. Shares that are voted "WITHHOLD" in regards to a director nominee will not be counted toward such nominee's election and will have no effect on the outcome of the election. The remaining proposals, including for ratification of the appointment of the independent registered public accountants and for approval, by non-binding vote, of the compensation of our named executive officers, require the affirmative vote of a majority of the total votes cast on the proposal. In all cases abstentions and broker non-votes will not be treated as votes cast on the proposal and thus will have no effect on the outcome of the vote.

Security Ownership of Certain Beneficial Owners and Management of URI Stock (Page 109)

        As of the record date, directors and executive officers of URI as a group beneficially owned and were entitled to vote approximately 665,293 shares of URI common stock, representing approximately 2.2% of the shares of URI common stock issued and outstanding. All of the directors and executive officers of URI who are entitled to vote at the Annual Meeting have advised URI that they intend to vote their shares of URI common stock in favor of each of the proposals, although such persons have not entered into agreements obligating them to do so.

        In addition, Resource Capital Fund V L.P., which beneficially owned approximately 31.1% of URI's common stock as of the record date, has publicly indicated its support for the Share Issuance Proposal, although RCF has not entered into any agreement obligating it to vote in favor of the Share Issuance Proposal or any other proposal before the Annual Meeting.

The Transaction (Page 53) and the Transaction Agreement (Page 84)

        The terms and conditions of the Transaction are contained in the Transaction Agreement, which is attached to this proxy statement as Annex A. We encourage you to read the Transaction Agreement carefully, as it is the legal document that governs the Transaction.

Consideration (Page 84)

        Under the terms of the Transaction Agreement, eligible Anatolia shareholders will receive 0.06579 shares of URI common stock in exchange for each Anatolia share, and eligible holders of Anatolia options and performance shares will receive replacement URI options and performance shares, by means of court-sanctioned schemes of arrangement under the Corporations Act 2001 (Cth) of Australia. The value of the URI shares to be received by Anatolia shareholders in the Transaction will fluctuate with the market value of URI stock. Based on URI's 30-day volume weighted average share price to June 2, 2015 of $1.36 per share, Anatolia's 30-day volume weighted average share price to June 3, 2015 of A$0.078 per share, and a foreign exchange rate of 0.7772 U.S. dollars for every one Australian dollar on June 2, 2015, the value of the URI stock to be paid in the Transaction represented approximately $0.089, or A$0.115, per Anatolia share. As of August 6, 2015, the most recent practicable date before the date of this proxy statement, each Anatolia share would be valued at $0.057, or A$0.077, based on the closing price of $0.86 of URI common stock as of that date. Upon completion of the Transaction, former Anatolia securityholders would own approximately 41% of the combined company, or approximately 44% on a fully-diluted basis, based on the number of URI and Anatolia securities outstanding as of August 6, 2015.

Treatment of Anatolia Options and Performance Shares (Page 85)

        Pursuant to the Transaction Agreement, Anatolia optionholders will receive URI options on the implementation date as follows: (i) such number of URI options as would have a Black-Scholes value equivalent to the Black-Scholes value of the Anatolia options; (ii) having the same term to expiry as the Anatolia options and an exercise price equal to the exercise price of the Anatolia options divided by the exchange ratio; (iii) subject to the same vesting period and conditions as the

Anatolia option; and (iv) if the Anatolia option is quoted on the Australian Securities Exchange ("ASX"), represented by an option CDI (as defined herein) on the ASX.

        For Anatolia options held in joint names, URI will issue URI options (or option CDIs, as defined herein) to the joint holders and will send a holding statement in respect of the URI options (or option CDIs) to the holder whose name appears first in the Anatolia register as at the record date.

        Anatolia performance shareholders will receive one URI performance share for each Anatolia performance share as follows: (i) having the same term to expiry as the Anatolia performance share; (ii) convertible into a number of URI shares equivalent to the number of Anatolia shares to which the Anatolia performance share is convertible multiplied by the exchange ratio; and (iii) subject to the same vesting period and conditions as the Anatolia performance share.

        For Anatolia performance shares held in joint names, URI will issue URI performance shares to the joint holders and will send a holding statement in respect of the URI performance shares to the holder whose name appears first in the Anatolia performance share register as at the record date.

Opinion of Financial Advisory to the URI Board of Directors (Page 66)

        On May 28, 2015, Roth Capital Partners, LLC ("Roth"), financial advisor to URI, rendered its written opinion to the URI Board of Directors to the effect that, as of such date, and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Roth as set forth in its written opinion, the share exchange ratio and the aggregate consideration to be paid to Anatolia securityholders pursuant to the Transaction Agreement was fair from a financial point of view to URI stockholders. For a full description of the opinion of URI's financial advisor, see the section entitled "The Transaction—Opinion of Financial Advisor to the URI Board" beginning on page 66 of this proxy statement.

        The full text of Roth's written opinion to the URI board, dated May 28, 2015, which sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Roth in rendering its opinion, is attached as Annex C to this proxy statement. The summary of Roth's opinion included in this proxy statement is qualified in its entirety by reference to the full text of the opinion. You are encouraged to read Roth's opinion and the summary of Roth's opinion beginning on page 66 of this proxy statement carefully and in their entirety. Roth's opinion was provided to the URI board for the benefit of the URI board, in its capacity as such, and addressed only the fairness to URI stockholders, from a financial point of view, of the share exchange ratio and the aggregate consideration payable to Anatolia securityholders pursuant to the Transaction Agreement as of the date of the opinion and did not address any other aspects or implications of the Transaction. Roth's opinion was not intended to, and does not, constitute advice or a recommendation as to how URI stockholders should vote at any stockholder's meeting to be held in connection with the Transaction or take any other action with respect to the Transaction.

Accounting Treatment (Page 74)

        In accordance with US GAAP, the Transaction will be accounted for as a business combination using the acquisition method of accounting. URI will be treated as the acquiror for accounting purposes.

Board of Directors and Management Following the Transaction

        Following effectiveness of the Transaction, two of Anatolia's current directors will be invited to join the URI Board of Directors. These individuals are expected to be Paul Cronin and Patrick Burke.

The total URI board size will be comprised of no more than seven directors in total, including the two appointees from Anatolia.

        Christopher M. Jones will remain as URI's President and Chief Executive Officer.

Material U.S. Federal Income Tax Consequences of the Transaction (Page 74)

        There are no material U.S. federal income tax consequences to URI's existing stockholders that will result from the issuance of URI shares in the Transaction.

No Appraisal Rights (Page 75)

        Under the General Corporation Law of the State of Delaware, URI's restated certificate of incorporation and URI's amended and restated bylaws, the holders of URI common stock will not be entitled to dissenter's rights or appraisal rights in connection with the issuance of URI common stock pursuant to the Transaction Agreement.

Regulatory and Other Approvals (Page 75)

        Under the Corporations Act 2001 (Cth), each of the schemes of arrangement comprising the Transaction must be approved by the relevant class of Anatolia securityholders and a Supreme or Federal Court of Australia (expected to be the Federal Court of Australia) to become effective. The Corporations Act 2001 (Cth) expressly prevents a court from granting approval unless:

  •
  The Australian Securities and Investments Commission ("ASIC") provides the court with a statement that it has no objection to the Transaction; or

  •
  the court is satisfied that the Transaction has not been proposed for the purpose of enabling any person to avoid the operation of any of the provisions of Chapter 6 of the Corporations Act (which relates to takeovers).

        In order for the Transaction to proceed, each of the schemes of arrangement must be approved by a majority in number (more than 50%) of the relevant class of Anatolia securityholders that are present and voting in person or by proxy at the meeting and at least 75% of the total number of votes which are cast on the scheme resolution in person or by proxy at the meeting. The court must approve the holding of the scheme meetings at the first of two court hearings.

        If the Transaction is approved at the Anatolia securityholder meetings and all other conditions to the Transaction are satisfied, Anatolia will seek to obtain court approval of each of the schemes of arrangement comprising the Transaction at the second court hearing. The second court hearing is expected to occur on or about October 1, 2015.

        If the court approves the schemes of arrangement comprising the Transaction at the second court hearing, a copy of the court order will be filed with ASIC and the schemes comprising the Transaction will become binding on all classes of Anatolia ordinary shareholders, optionholders and performance shareholders, including those who voted against the Transaction (referred to herein as the "effective date of the schemes of arrangement").

        Trading in Anatolia's quoted securities on the ASX (including ordinary shares and certain series of options that are quoted on ASX) will be suspended from the close of trading on the effective date of the schemes of arrangement, which is anticipated to be shortly after the court approval of the schemes. A record date (which is expected to be the seventh business day following the effective date of the schemes of arrangement) will be set to determine the Anatolia securityholders entitled to receive securities in URI as consideration for the Transaction. The Transaction consideration will be provided to Anatolia securityholders five business days after such record date and the Transaction will be deemed to have been completed or implemented on that date (referred to herein as the "implementation date").

Covenants and Agreements (Page 93)

        Each of the parties has agreed that, during the period from the date of the Transaction Agreement up to and including the implementation date, the party must conduct its business, and cause its subsidiaries to conduct their businesses, in the ordinary and usual course of business, subject to specific limitations and exceptions therefrom. The parties also have agreed to provide each other informed of material developments and cooperate on the implementation of the Transaction.

Listing of URI Shares, CDI Shares and CDI Options (Page 86)

        The Transaction Agreement provides Anatolia shareholders the choice of receiving URI shares listed on the NASDAQ Capital Market or CHESS depositary interests ("CDIs") representing a unit of beneficial ownership in a URI share registered in the name of CHESS Depositary Nominees Pty Limited ("CDN"), which CDIs are expected to trade on the ASX.

        The Transaction Agreement also provides that holders of Anatolia options that are currently listed on ASX will receive CDIs, representing a unit of beneficial ownership in a URI option, registered in the name of CDN, which CDIs are expected to trade on the ASX.

        The Transaction Agreement provides that URI do everything reasonably necessary to ensure that the URI shares issued in the Transaction are approved for official quotation on NASDAQ and that trading in such shares commences by the first business day after the implementation date. In regards to those Anatolia shareholders who elect to receive CDIs, the Transaction Agreement provides that URI must allot and issue URI shares to CDN, to be held on trust for the electing shareholders, in accordance with the share scheme on terms such that each new URI share will rank equally in all respects with each existing URI share. In regards to the holders of Anatolia options that are currently listed on ASX, the Transaction Agreement provides that URI must allot and issue URI options to CDN, to be held on trust for the electing optionholders, in connection with the issuance of CDIs to such optionholders and in accordance with the option scheme.

        URI must also do everything reasonably necessary to ensure that the URI shares underlying the CDIs are approved for official quotation on NASDAQ, that the URI shares and URI options are approved for official quotation on the ASX in the form of CDIs, and that trading in the CDIs commences by the first business day after the implementation date.

Conditions to Completion of the Transaction (Page 86)

        Conditions to the Obligations of Each Party.    The Transaction Agreement provides that the obligations of the parties to complete the Transactions contemplated by the Transaction Agreement are subject to the satisfaction of each of the following conditions precedent to the extent and in the manner set out in the Transaction Agreement, none of which, other than as set forth in (b) below, may be waived by the parties:

  (a)
  before 8:00 am, Perth time on the second court date, ASIC and ASX issue or provide such consents or approvals as are necessary or which Anatolia and URI agree are necessary or desirable to implement the schemes, either unconditionally or on conditions that do not impose unduly onerous obligations upon either party (acting reasonably), and such consent, approval or other act has not been withdrawn, cancelled or revoked as at 8:00 am, Perth time on the second court date;

  (b)
  no judgment, order, decree, statute, law, ordinance, rule or regulation, or other temporary restraining order, preliminary or permanent injunction, restraint or prohibition, entered, enacted, promulgated, enforced or issued by any court or other regulatory authority of competent jurisdiction remains in effect as at 8:00 am, Perth time on the second court date that prohibits, materially restricts, makes illegal or restrains the completion of a scheme or any Transaction document (provided that such condition may be waived (if capable of waiver) with the written consent of both URI and Anatolia);

  (c)
  each of the share scheme, option scheme and performance share scheme is approved by the applicable Anatolia securityholders at the relevant scheme meeting by the majorities required under section 411(4)(a)(ii) of the Corporations Act 2001 (Cth);

  (d)
  the schemes are approved by the Federal Court of Australia in accordance with section 411(4)(b) of the Corporations Act 2001 (Cth) either unconditionally or on conditions that do not impose unduly onerous obligations upon either party (acting reasonably);

  (e)
  before 8:00 am, Perth time on the second court date, ASX grants a waiver from Listing Rule 6.23, or Anatolia shareholders give any necessary approvals under Listing Rule 6.23, in relation to the option scheme;

  (f)
  before the Anatolia scheme meetings, URI stockholders pass all resolutions necessary to implement the Transaction at a meeting of URI stockholders (or any adjournment or postponement thereof) by the requisite majorities under the laws and regulations of the State of Delaware and NASDAQ;

  (g)
  before 8:00 am, Perth time on the second court date, Anatolia shareholders and Anatolia performance shareholders pass all resolutions necessary to allow the Anatolia performance shares to be transferred to URI in the manner contemplated by the performance share scheme, including to give effect to any necessary amendments to the terms of the Anatolia performance shares;

  (h)
  NASDAQ approves the official quotation of the new URI Shares and any quoted URI options; and

  (i)
  ASX approves the admission of URI to the official list of the ASX and official quotation of the new URI shares in the form of CDIs (to the extent that Anatolia Shareholders elect to receive CDIs) and quoted URI options in the form of CDI options, in each case conditional only on the schemes becoming effective and URI providing the information required by the ASX approval or by the ASX Listing Rules.

        Additional conditions to the obligations of URI.    The obligations of URI to complete the Transaction as contemplated by the Transaction Agreement are also subject to the following conditions precedent, each of which may be waived by URI:

  (a)
  no Anatolia Material Adverse Change (as defined under "The Transaction Agreement—Conditions Precedent to the Transaction") occurs between the date of the Transaction Agreement and 8:00 am, Perth time on the second court date;

  (b)
  no Anatolia Prescribed Occurrence (as defined under "The Transaction Agreement—Conditions Precedent to the Transaction") occurs between the date of the Transaction Agreement and 8:00 am, Perth time on the second court date;

  (c)
  the Anatolia warranties in the Transaction Document are true and correct in all material respects on the date of the Transaction Agreement and 8:00 am, Perth time on the second court date;

  (d)
  before 8:00 am, Perth time on the second court date, Anatolia has not breached any material provision of the Transaction Agreement to a material extent in the context of the schemes taken as a whole; and

  (e)
  before 8:00 am, Perth time on the second court date, in respect of each Anatolia security outstanding as at the date of the Transaction Agreement other than the scheme options or the scheme performance shares: (i) URI enters into legally binding and enforceable agreements with the relevant Anatolia securityholder for the acquisition or cancellation of that Anatolia security for consideration in accordance with clause 14 of the Transaction Agreement; or (ii) the Anatolia security has vested or lapsed, or been exercised or converted into Anatolia shares, or otherwise ceased to exist.

        Additional conditions to the obligations of Anatolia.    The obligations of Anatolia to complete the Transaction as contemplated by the Transaction Agreement also are subject to the following conditions precedent, each of which may be waived by Anatolia:

  (a)
  the Anatolia Independent Expert concludes in the Independent Expert's Report that in its opinion the schemes are in the best interests of Anatolia shareholders, optionholders and performance shareholders on or before the date on which the Anatolia explanatory booklet is registered by ASIC under the Corporations Act 2001 (Cth) and the Independent Expert does not change or publicly withdraw this conclusion prior to 8:00 am, Perth time on the second court date;

  (b)
  no URI Material Adverse Change (as defined under "The Transaction Agreement—Conditions Precedent to the Transaction") occurs between the date of the Transaction Agreement and 8:00 am, Perth time on the second court date;

  (c)
  no URI Prescribed Occurrence (as defined under "The Transaction Agreement—Conditions Precedent to the Transaction") occurs between the date of the Transaction Agreement and 8:00 am, Perth time on the second court date;

  (d)
  the URI warranties in the Transaction Document are true and correct in all material respects on the date of the Transaction Agreement and 8:00 am, Perth time on the second court date; and

  (e)
  before 8:00 am, Perth time on the second court date, URI has not breached any material provision of the Transaction Agreement to a material extent in the context of the schemes taken as a whole.

Termination of the Transaction Agreement; End Date (Page 99)

  (i)
  URI or Anatolia may, by notice in writing to the other, terminate the Transaction Agreement at any time prior to 8:00 am, Perth time on Anatolia's second court date:

  (A)
  if such termination is mutually agreed by the parties in writing;

  (B)
  if the other is in material breach of any material clause of the Transaction Agreement (including a material breach of a representation or warranty) and the other party has failed to remedy that breach within ten business days (or any shorter period ending before 8:00 am, Perth time on the second court date) of receipt by it of a notice in writing from the terminating party;

  (C)
  as a result of the conditions to the Transaction not having been satisfied or waived;

  (D)
  if the Court refuses to make any order directing Anatolia to convene the scheme meetings, provided that both Anatolia and URI have met and consulted in good faith and agreed that they do not wish to proceed with the Transaction; or

    (E)
    if the effective date for the schemes has not occurred, or becomes incapable of occurring for any reason, on or before December 31, 2015 (or such other date as is agreed in writing by Anatolia and URI);

  (ii)
  Anatolia may, by notice in writing to URI, terminate the Transaction Agreement at any time prior to 8:00 am, Perth time, on the second court date if:

  (A)
  a majority of the Anatolia Board:

  (I)
  publicly withdraws or adversely changes their recommendation or voting intention or publicly recommends a superior proposal; and

  (II)
  do not, within five business days, reinstate their recommendation of the Transaction,

    and Anatolia has complied with its exclusivity obligations; or

    (B)
    any director of URI publicly:

    (I)
    withdraws or adversely changes his recommendation of the Transaction; or

    (II)
    makes any public statement to the effect that the schemes are not, or are no longer, recommended;

    (C)
    an RCF Adverse Event (as defined in "The Transaction Agreement—Break Fee") occurs; or

    (D)
    Certain URI asset matters are not resolved, as determined by Anatolia, acting reasonably, as at the business day immediately before the second court date; and

  (iii)
  URI may, by notice in writing to Anatolia, terminate the Transaction Agreement at any time prior to 8:00 am, Perth time on the second court date if:

  (A)
  any director of Anatolia publicly:

  (I)
  withdraws or adversely changes his recommendation of the Transaction;

  (II)
  does not recommend in the scheme booklet that Anatolia securityholders approve the schemes in the absence of a superior proposal; or

  (III)
  makes any public statement to the effect that a scheme is not, or is no longer, recommended; or

  (B)
  an acquisition proposal is announced or made and is publicly recommended or supported by any Anatolia director; or

  (C)
  certain RCF matters remain unresolved as at the business day immediately before the second court date.

Convertible Loan Agreement (Page 75)

        On June 22, 2015, URI and Anatolia entered into a Loan Agreement (the "Loan Agreement"), pursuant to which URI is providing a secured convertible loan facility to Anatolia under which Anatolia may draw up to A$2.0 million (approximately US$1.6 million). URI advanced A$1.0 million to Anatolia following the closing of the Loan Agreement. Subject to the satisfaction of certain conditions, another A$1.0 million will be available to Anatolia following September 15, 2015.

Interests of URI's Executive Officers and Directors in the Transaction

        None of URI's directors or executive officers has any substantial financial interest, direct or indirect, in the Transaction or the issuance of URI common stock to Anatolia securityholders in the Transaction, other than being a director or executive officer and a stockholder of URI.

Questions

        If you would like to receive additional copies of this proxy statement, without charge, or if you have questions about the Annual Meeting, including the procedures for voting your shares, you should contact us at: Uranium Resources, Inc., Attention: Secretary, 6950 S. Potomac Street, Suite 300, Centennial, Colorado 80112, or by calling (303) 531-0470.

URI Recent Developments

Purchase and Exchange Agreement with Energy Fuels

        On June 26, 2015, URI and certain of its subsidiaries entered into a Purchase and Exchange Agreement (the "Purchase and Exchange Agreement") with Energy Fuels Inc. and a subsidiary of Energy Fuels Inc. (collectively, "Energy Fuels"), pursuant to which at closing on July 31, 2015, subsidiaries of URI transferred ownership interest of URI's Roca Honda Project, including mineral fee lands and unpatented lode mining claims in Sections 8 and 17 of Township 13 North, Range 8 West, covering approximately 1,240 acres, and 3,382 acres of leased claims, to Energy Fuels. In exchange, Energy Fuels delivered to URI or its subsidiaries (i) $2.5 million in cash, (ii) $375,000 value in Energy Fuels Inc.'s shares, based on the volume weighted average price of Energy Fuels' stock on the NYSE MKT stock exchange for the 20 trading days ending on May 26, 2015 and subject to a four-month hold period from the date of closing, (iii) Energy Fuels' 4% gross royalty covering 5,640 acres on seven mineral leases in the State of Wyoming at the Kendrick and Barber areas of the Lance uranium in-situ recovery project, which is currently under construction by Peninsula Energy Limited, and (iv) unpatented lode mining claims covering 640 acres in Section 4 of Township 16 North, Range 18 West, located near Churchrock, New Mexico, which are contiguous with URI's Churchrock Project, as well as claims in Section 34 and leases from the State of New Mexico in Sections 32 and 36, all situated in Township 17 North, Range 16 West.

        A subsidiary of URI also retained a 4% royalty on Section 17 of the Roca Honda project. The royalty can be repurchased by Energy Fuels upon payment to the URI subsidiary of $5.0 million cash at any time at Energy Fuel's sole discretion prior to the date on which the first royalty payment becomes due.

Acquisition of Data for the Butler Ranch Project in South Texas

        On July 7, 2015, URI announced that it has acquired an extensive data set containing historical mineral resource estimates as well as over 2,000 drilling logs, geologic and other data (the "Mineral Data") for URI's Butler Ranch Project in South Texas. The Mineral Data contains: (i) historical uranium mineral resource estimates, (ii) gamma-ray and geologic logs from more than 2,000 exploration and definition drill holes, and (iii) maps, cross-sections and other geologic support information.

        The historical resource estimates, logs, geological maps and reports were prepared by Conoco, the former project operator, and were acquired from a private party for $150,000. The parties will later negotiate the details of a 1% royalty on future production from URI's Butler Ranch properties.

        For additional information regarding these recent developments, please see the recent public filings made with the SEC in respect of URI, including the Current Reports on Form 8-K filed by URI on August 6, 2015, July 7, 2015 and June 26, 2015.

SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA
OF URANIUM RESOURCES, INC.

        The following table sets forth selected consolidated financial data for URI. The data should be read in conjunction with URI's audited consolidated historical financial statements and related notes included in URI's Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and URI's unaudited condensed consolidated historical financial statements and related notes included in URI's Quarterly Report on Form 10-Q for the three months ended March 31, 2015. See "Where You Can Find More Information" beginning on page 138 of this proxy statement for information regarding how you can view URI's periodic reports filed with the SEC. The summary financial data for the three months ended March 31, 2015 and March 31, 2014 are unaudited, but in the opinion of URI's management reflect all adjustments of a normal recurring nature necessary for a fair statement of URI's financial position and results of operations at the dates and for the periods indicated. The results for the three months ended March 31, 2015 are not necessarily indicative of results that may be expected for any other interim period or the entire fiscal year.

        URI's historical financial data may not be indicative of the results of operations or financial position to be expected in the future.

	For the three months ending March 31,		For the years ending December 31,
(USD in thousands) Results of operations	2015	2014	2014	2013
	(unaudited)	(unaudited)
Net loss	$(3,761)	$(3,460)	$(10,684)	$(20,294)
Basic loss per share	$(0.14)	$(0.15)	$(0.44)	$(1.06)

	As of March 31,	As of December 31,
(USD in thousands) Financial position	2015	2014	2013
	(unaudited)
Cash and cash equivalents	$8,381	$5,570	$1,117
Working capital/(deficit)	6,792	3,761	(1,226)
Net property, plant and equipment	32,645	32,730	30,841
Total assets	46,023	43,104	36,655
Total convertible debt	4,794	4,345	1,025
Total derivative liabilities	—	—	2,169
Total liabilities	12,452	11,967	11,411
Total stockholders' equity	$33,571	$31,137	$25,244

SELECTED HISTORICAL CONSOLIDATED FINANCIAL INFORMATION
OF ANATOLIA ENERGY LIMITED

        The following tables set forth the selected historical consolidated financial and operating data for Anatolia. The selected consolidated statement of operations data for the fiscal years ended June 30, 2014 and 2013 and the selected balance sheet data as of June 30, 2014 and 2013 are derived from Anatolia's audited consolidated financial statements beginning on page F-2 of this proxy statement. The summary financial data for the nine months ended March 31, 2015 and 2014 have been derived from Anatolia's unaudited consolidated interim financial statements beginning on page F-40 of this proxy statement. Anatolia's unaudited consolidated interim financial data, in the opinion of Anatolia's management, reflect all adjustments of a normal recurring nature necessary for a fair statement of Anatolia's financial position and results of operations at the dates and for the periods indicated. The results for the nine months ended March 31, 2015 are not necessarily indicative of results that may be expected for any other interim period or the entire fiscal year. All financial information is presented in Australian dollars and has been prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board.

        Anatolia's historical financial data may not be indicative of the results of operations or financial position to be expected in the future.

        You should read this selected historical consolidated financial data of Anatolia in conjunction with the section entitled "Information About the Companies—Anatolia Management's Discussion and Analysis of Financial Condition and Results of Operations" and with Anatolia's consolidated financial statements and the related notes to those financial statements beginning on page F-1 of this proxy statement.

	For the nine months ending March 31,		For the years ending June 30,
(AUD in thousands) Results of operations	2015	2014	2014	2013
	(unaudited)	(unaudited)
Net loss	$(1,410)	$(1,560)	$(2,129)	$(961)
Comprehensive loss	(175)	(1,633)	(2,153)	(682)
Basic loss per share	$(0.51)	$(0.79)	$(1.00)	$(0.60)

	As of March 31,	As of June 30,
(AUD in thousands) Financial position	2015	2014	2013
	(unaudited)
Cash and cash equivalents	$2,940	$1,168	$1,393
Working capital	2,406	965	1,379
Exploration and evaluation assets	21,617	17,699	14,685
Total assets	25,449	19,527	16,551
Total liabilities	610	310	408
Total stockholders' equity	$24,839	$19,217	$16,143

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

        The following unaudited pro forma condensed consolidated financial statements are derived from the historical consolidated financial statements of URI and Anatolia, and have been adjusted to reflect the Transaction. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2015 gives effect to the Transaction as if it had occurred on March 31, 2015. The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2015 and for the year ended December 31, 2014 both give effect to the Transaction as if it had occurred on January 1, 2014. Additionally, URI's unaudited pro forma condensed consolidated balance sheet as of March 31, 2015 gives effect to URI's divestiture of its Roca Honda Project which closed on July 31, 2015. The pro formas are presented for illustrative purposes only and do not necessarily reflect the results of operations or the financial position of URI that actually would have resulted had the Transaction occurred at the dates indicated, or project the results of operations or financial position of URI for any future date or period.

        The pro formas should be read in conjunction with the historical financial statements of URI and Anatolia including the notes thereto, which are included elsewhere or incorporated by reference in this proxy statement.

        Anatolia's historical consolidated financial statements were prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board ("IFRS"), which differ in certain respects from the accounting principles generally accepted in the United States of America ("US GAAP"). Adjustments were made to Anatolia's financial statements to convert them from IFRS to US GAAP as well as reclassifications to conform Anatolia's historical accounting presentation to URI's accounting presentation. Adjustments were also made to translate Anatolia's financial statements from Australian dollars to U.S. dollars based on applicable historical exchange rates, which may differ from future exchange rates. These adjustments reflect URI's best estimates based upon the information available to date and are preliminary and subject to change once more detailed information is obtained.

        The Transaction will be accounted for as a business combination using the acquisition method of accounting in conformity with US GAAP. Under this method, the assets acquired and liabilities assumed have been recorded based on preliminary estimates of fair value. The actual fair values will be determined upon the consummation of the Transaction and may vary from these preliminary estimates.

        The pro forma adjustments are based upon the best available information and certain assumptions that URI believes to be reasonable. Further, these adjustments could materially change as both the determination of the purchase price and the allocation of the purchase price for Anatolia has not been finalized. Accordingly, there can be no assurance that the final allocation of the purchase price will not differ from the preliminary allocation reflected in the pro formas.

 URANIUM RESOURCES, INC.
Pro Forma Condensed Consolidated Balance Sheet as at March 31, 2015 (Unaudited)
(Expressed in thousands of dollars)

	Uranium Resources, Inc.	Anatolia Energy Limited (under IFRS)	Note	US GAAP adjustments	Anatolia Energy Limited (under US GAAP)	Note	Pro Forma Adjustments	Pro Forma Consolidated Uranium Resources, Inc.
		5(a)
ASSETS
Current Assets:
Cash and cash equivalents	$8,381	$2,260		$—	$2,260	5(f)	$2,500	$13,141
Prepaid and other current assets	1,056	58		—	58	5(f)	375	1,489

Total Current Assets	9,437	2,318		—	2,318		2,875	14,630
Property, plant and equipment, at cost:
Property, plant and equipment	98,454	16,784	4(a)	(11,175)	5,609	5(b)	14,407	120,593
						5(f)	2,123
Less accumulated depreciation and impairment	(65,809)	(105)		—	(105)		—	(65,914)

Net property, plant and equipment	32,645	16,679		(11,175)	5,504		16,530	54,679
Restricted cash	3,941	—		—	—		—	3,941
Other long-term receivables	—	571		—	571		—	571

Total Assets	$46,023	$19,568		$(11,175)	$8,393		$19,405	$73,821

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	$636	$454		$—	$454		$—	$1,090
Accrued liabilities	1,812	15		—	15	5(b)	1,301	5,858
						5(c)	2,730
Current portion of asset retirement obligations	197	—		—	—		—	197

Total Current Liabilities	2,645	469		—	469		4,031	7,145
Asset retirement obligations, net of current portion	4,063	—		—	—		—	4,063
Convertible loan net of discount - related party	4,794	—		—	—		—	4,794
Other long-term liabilities and deferred credits	950	—		—	—		—	950

Total Liabilities	12,452	469		—	469		4,031	16,952
Commitments and Contingencies
Stockholders' Equity:
Common stock	30	—		—	—	5(d)	21	51
Paid-in capital	239,714	50,103		—	50,103	5(d)	21,009	260,723
						5(e)	(50,103)
Accumulated other comprehensive income	—	1,141	4(b)	(1,141)	—		—	—
Accumulated deficit	(205,915)	(32,190)	4(a)	(11,175)	(42,224)	5(e)	42,224	(203,647)
			4(b)	1,141		5(c)	(2,730)
						5(f)	4,998
Less: Treasury stock, at cost	(258)	—		—	—		—	(258)
Non-controlling interest	—	45		—	45	5(e)	(45)	—

Total Stockholders' Equity	33,571	19,099		(11,175)	7,924		15,374	56,869

Total Liabilities and Stockholders' Equity	$46,023	$19,568		$(11,175)	$8,393		$19,405	$73,821

See accompanying notes to the unaudited pro forma condensed consolidated financial statements

 URANIUM RESOURCES, INC.
Pro Forma Condensed Consolidated Statement of Operations as for the three months ending March 31, 2015 (Unaudited)
(Expressed in thousands of dollars, except share and per share amount)

	Uranium Resources, Inc.	Anatolia Energy Limited (under IFRS)	Note	US GAAP adjustments	Anatolia Energy Limited (under US GAAP)	Note	Pro Forma Adjustments	Pro Forma Consolidated Uranium Resources, Inc.
		5(g)
Operating Expenses:
Mineral property expenses	$(809)	$—	4(c)	$(901)	$(901)		$—	$(1,710)
General and administrative	(2,095)	(136)		—	(136)	5(h)	126	(2,105)
Accretion of asset retirement obligations	(112)	—		—	—		—	(112)
Depreciation and amortization	(85)	—		—	—		—	(85)
Impairment of mineral property	—	(5)	4(d)	5	—		—	—

Total operating expenses	(3,101)	(141)		(896)	(1,037)		126	(4,012)
Non-Operating Income/(Expenses):
Interest income/(expense)	(675)	6		—	6		—	(669)
Foreign currency exchange gain/(loss)	—	—	4(e)	370	370		—	370
Other income/(expense), net	15	(240)		—	(240)		—	(225)

Total other expense	(660)	(234)		370	136		—	(524)
Net Loss	$(3,761)	$(375)		$(526)	$(901)		$126	$(4,536)

Other Comprehensive Income
Exchange differences on translating foreign operations	—	370	4(e)	(370)	—		—	—

Comprehensive Loss for the Period	$—	$(5)		$5	$—		$—	$—

Basic and diluted loss per share	$(0.14)							$(0.09)
Weighted average shares outstanding	26,555,432					6		47,849,140

See accompanying notes to the unaudited pro forma condensed consolidated financial statements

 URANIUM RESOURCES, INC.
Pro Forma Condensed Consolidated Statement of Operations as for the year ending
December 31, 2014 (Unaudited)
(Expressed in thousands of dollars, except share and per share amount)

	Uranium Resources, Inc.	Anatolia Energy Limited (under IFRS)	Note		US GAAP adjustments	Anatolia Energy Limited (under US GAAP)	Note	Pro Forma Adjustments	Pro Forma Consolidated Uranium Resources, Inc.
		5(f)
Operating Expenses:
Mineral property expenses	$(3,502)	$—	4(c	)	$(3,516)	$(3,516)		$—	$(7,018)
General and administrative	(9,132)	(1,747)			—	(1,747)		—	(10,879)
Accretion of asset retirement obligations	(425)	—			—	—		—	(425)
Depreciation and amortization	(331)	(26)			—	(26)		—	(357)
Impairment of mineral property	(160)	(257)	4(d	)	257	—		—	(160)

Total operating expenses	(13,550)	(2,030)			(3,259)	(5,289)		—	(18,839)
Non-Operating Income/(Expenses):
Gain on derivatives	2,919	—			—	—		—	2,919
Interest income/(expense)	(2,368)	64			—	64		—	(2,304)
Foreign currency exchange gain/(loss)	—	(134)	4(e	)	450	316		—	316
Gain on nonmonetary exchange of assets	2,313	—			—	—		—	2,313
Other income/(expense), net	2	(9)			—	(9)		—	(7)

Total other expense	2,866	(79)			450	371		—	3,237
Net Loss	$(10,684)	$(2,109)			$(2,809)	$(4,918)		$—	$(15,602)

Other Comprehensive Income
Exchange differences on translating foreign operations	—	450	4(e	)	(450)	—		—	—

Comprehensive Loss for the Period	$—	$(1,659)			$1,659	$—		$—	$—

Basic and diluted loss per share	$(0.44)						6		$(0.34)
Weighted average shares outstanding	24,282,519								45,576,227

See accompanying notes to the unaudited pro forma condensed consolidated financial statements

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

1. Basis of Presentation

        The unaudited pro forma condensed consolidated financial statements have been prepared in connection with the proposed acquisition of Anatolia by URI. The unaudited pro forma condensed consolidated financial statements have been prepared for illustrative purposes only and give effect to the Transaction pursuant to the assumptions described in Notes 3, 4 and 5 to these unaudited pro forma condensed consolidated financial statements. The unaudited pro forma condensed consolidated balance sheet as at March 31, 2015 gives effect to the proposed Transaction by URI as if it had occurred as at March 31, 2015. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2014 and for the three months ended March 31, 2015 gives effect to the Transaction as if had occurred as at January 1, 2014. Additionally, URI's unaudited pro forma condensed consolidated balance sheet as of March 31, 2015 gives effect to URI's divestiture of its Roca Honda Project which closed on July 31, 2015. Anatolia's financial statements are prepared under IFRS and have been conformed to US GAAP for inclusion in these pro forma condensed consolidated financial statements. These adjustments are discussed in Note 4.

        The historical financial statements have been adjusted in the pro forma financial statements to give effect to events that are (1) directly attributable to the pro forma events, (2) factually supportable, and (3) with respect to the statement of operations, expected to have a continuing impact on the combined company. The unaudited pro forma condensed consolidated statements of operations do not reflect any nonrecurring charges directly related to the pro forma events that may be incurred upon completion of the Transaction. The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the operating results or financial condition that would have been achieved if the proposed Transaction had been completed on the dates or for the periods presented, nor do they purport to project the results of operations or financial position of the consolidated entities for any future period or as of any future date.

        The unaudited pro forma condensed consolidated financial statements do not reflect any cost savings, operating synergies or efficiencies that the combined company may achieve as a result of the Transaction or for liabilities resulting from integration planning, except for certain severance costs related to management and directors of Anatolia. However, liabilities ultimately may be recorded for severance, relocation or retention costs in subsequent periods related to employees of both companies or other costs associated with exiting or transferring activities between the companies. The ultimate recognition of such costs and liabilities would affect amounts in the unaudited pro forma condensed consolidated financial statements, and such costs and liabilities could be material.

        The pro forma adjustments and allocations of the purchase price of Anatolia are based on preliminary estimates of the fair value of the consideration paid and the fair value of the assets acquired and liabilities to be assumed. Because the unaudited pro forma combined financial information has been prepared based on these preliminary estimates, the final purchase price allocation and the resulting effect on financial position and results of operations may differ significantly from the pro forma amounts included herein. URI expects to finalize its allocation of the purchase consideration as soon after completion of the Transaction as practicable.

        The unaudited pro forma consolidated balance sheet and the unaudited pro forma condensed consolidated statement of operations should be read in conjunction with the historical financial statements of URI and Anatolia, including the notes thereto. Certain of Anatolia's assets, liabilities, income and expenses have been reclassified to conform to URI's consolidated financial statement presentation.

2. Significant Accounting Policies

        The accounting policies used in preparing the unaudited pro forma condensed consolidated financial statements are set out in URI's Annual Report on Form 10-K for the year ended December 31, 2014. The Company has adjusted Anatolia's financial statements to conform to US GAAP and URI's accounting policies and these adjustments are discussed in Note 4. Additional accounting differences may be identified after consummation of the proposed Transaction.

3. Description of the Transactions

Acquisition of Anatolia Energy Limited

        On June 3, 2015, URI announced the execution of the Transaction Agreement with Anatolia pursuant to which URI will acquire all of the issued and outstanding shares of common stock of Anatolia. Under the terms of the Transaction Agreement, shareholders of Anatolia will receive 0.06579 shares of URI common stock for each ordinary share of Anatolia held. Each outstanding Anatolia performance share, listed option or unlisted option will automatically be converted into a performance share, listed option or unlisted option (as applicable) to acquire shares of URI common stock, on the same terms and conditions as were applicable to the performance share or option (as applicable) prior to the Transaction, except that the number of shares subject to the performance share or options and the exercise price of the performance share or options will be adjusted based on the fair value of the performance shares and options prior to the completion of the Transaction, as to preserve the economic value of such performance shares or options. Based on the outstanding shares of URI and Anatolia as at March 31, 2015, URI's stockholders will own approximately 59% of the shares of URI upon completion of the Transaction and Anatolia shareholders will own approximately 41% of the common shares of URI.

        The obligations of URI and Anatolia to consummate the Transaction are subject to satisfactory completion of various conditions.

        The cost of the Transaction will include the fair value of the issuance of 20,516,656 shares of URI common stock of $18.9 million (based on the July 8, 2015 closing price of $0.92 for URI's shares), and the issuance of 6,999,350 replacement performance shares and options with a fair value of $2.2 million. In addition, URI estimates transaction costs of $2.7 million of which $0.1 million were incurred though March 31, 2015 and Anatolia transaction costs of $1.0 million, none of which were incurred though March 31, 2015. These costs are not reflected in the pro forma financial statements of operations as they are nonrecurring.

        The Transaction will be accounted for as a business combination under US GAAP. For the purposes of the pro forma balance sheet, the value of the share consideration has been based on the closing price of URI's shares on July 8, 2015 (the effective date of presentation of the Transaction for purposes of the unaudited pro forma balance sheet). URI will value the share consideration component based on the closing price of URI's shares on the date the Transaction closes, which may result in an increase or decrease in the consideration for accounting purposes. For every $0.01 change in share price of the URI, the purchase price will change by $0.2 million.

        The allocation of the purchase price is based upon preliminary estimates and certain assumptions with respect to the fair value associated with the assets and the liabilities to be acquired. The actual fair values of the assets and liabilities may differ materially from the amounts disclosed below in the assumed pro forma purchase price allocation as further analysis is completed. Consequently, the actual allocation of the purchase price is likely to result in different adjustments than those in the unaudited pro forma condensed consolidated financial statements.

        The preliminary allocation of fair value assumed in these unaudited pro forma condensed consolidated financial statements is as of March 31, 2015, subject to change and is summarized as follows:

Fair value of consideration:
Issuance of 20,516,656 shares of common stock of URI(1)	$18,875
Issuance of 6,999,350 performance shares and options(2)	2,155

Total consideration	$21,030

Fair value of assets acquired and liabilities assumed:
Cash and cash equivalents	$2,260
Prepaid and other current assets	58
Property, plant and equipment	19,911
Long-term receivables	571
Accounts payable	(454)
Accrued liabilities and other	(1,316)

Amount attributable to assets acquired	$21,030

(1)
20,516,656 shares of URI common stock at $0.92 per share (closing price as of July 8, 2015)

(2)
The following weighted-average assumptions were used for the Black-Scholes option pricing model to calculate the $2.2 million fair value of the 6,999,350 performance shares and options to be issued in connection with the Transaction:

Expected volatility	90%
Risk-free interest rate	0.29 - 1.75%
Expected life	1.24 - 4.54 years
Dividend yield	N/A

Purchase and Exchange Agreement with Energy Fuels

        On June 26, 2015, URI and certain of its subsidiaries entered into a Purchase and Exchange Agreement (the "Purchase and Exchange Agreement") with Energy Fuels Inc. and a subsidiary of Energy Fuels Inc. (collectively, "Energy Fuels"), pursuant to which at closing on July 31, 2015 subsidiaries of URI transferred ownership of URI's Roca Honda Project, including mineral fee lands and unpatented lode mining claims in Sections 8 and 17 of Township 13 North, Range 8 West, covering approximately 1,240 acres, and 3,382 acres of leased claims, to Energy Fuels. In exchange, Energy Fuels delivered to URI or its subsidiaries (i) $2.5 million in cash, (ii) $375,000 value in Energy Fuels Inc.'s shares, based on the volume weighted average price of Energy Fuels' stock on the NYSE MKT stock exchange for the 20 trading days ending on May 26, 2015 and subject to a four-month hold period from the date of closing, (iii) Energy Fuels' 4% gross royalty covering 5,640 acres on seven mineral leases in the State of Wyoming at the Kendrick and Barber areas of the Lance uranium in-situ recovery project, which is currently under construction by Peninsula Energy Limited, and (iv) unpatented lode mining claims covering 640 acres in Section 4 of Township 16 North, Range 18 West, located near Churchrock, New Mexico, which are contiguous with URI's Churchrock Project, as well as claims in Section 34 and leases from the State of New Mexico in Sections 32 and 36, all situated in Township 17 North, Range 16 West.

        A subsidiary of URI also retained a 4% royalty on Section 17 of the Roca Honda project. The royalty can be repurchased by Energy Fuels upon payment to the URI subsidiary of $5.0 million cash at any time at Energy Fuel's sole discretion prior to the date on which the first royalty payment becomes due.

        The divestiture of the Roca Honda Project was accounted for as an asset disposal and the non-cash consideration received from Energy Fuels was recorded at fair value. The preliminary fair value assumed in these unaudited pro forma condensed consolidated financial statements is as of March 31, 2015, subject to change and is summarized as follows:

        The fair value of the common stock received was determined using the value of the shares received based on the closing share price of Energy Fuels' common stock on July 31, 2015. The fair value of the unpatented lode mining claims and mineral leases was determined based upon the per pound value of similar transactions involving unproved uranium assets within the last three years. URI determined that the Lance Royalty had de minimis value and therefore recorded a fair value of nil. The pro forma financial statements reflect URI's preliminary estimates and assumptions as of July 8, 2015, rather than the fair values as determined following the closing of the divestiture.

(in thousands)	Fair Value
Cash	$2,500
Energy Fuels Inc. common stock	375
Churchrock properties	2,123
Lance Royalty	—

$4,998

        The fair value of the non-cash assets is based upon management of URI's preliminary estimates and certain assumptions with respect to the fair value associated with the assets to be received. The actual fair values of the assets and liabilities may differ materially from the amounts disclosed in the assumed pro forma allocation as further analysis is completed. Consequently, the actual fair value is likely to result in different adjustments than those in the unaudited pro forma condensed consolidated financial statements.

4. International Financial Reporting Standards

Differences between US GAAP and IFRS

        URI's management reviewed the historic accounting records and financial statements of Anatolia for the periods presented and identified the material differences between IFRS and US GAAP. URI's accounting policies are set out in URI's Annual Report on Form 10-K for the year ended December 31, 2014.

        To conform to US GAAP the following adjustments were made:

  (a)
  Adjustment to property, plant and equipment to expense capital costs from inception to March 31, 2015 related to exploration and evaluation of mineral properties including property holding costs not attributable to the purchase of mineral assets that were previously capitalized under IFRS of $11.2 million, in accordance with US GAAP.

  (b)
  Adjustment to accumulated other comprehensive income to expense the cumulative foreign translation reserve from inception to March 31, 2015 related to the translation of Anatolia's foreign entity's financial statements into Anatolia's reporting currency of $1.1 million, in accordance with US GAAP. Under US GAAP, the functional currency of Anatolia's Turkish entity was determined to be the Australian dollar.

  (c)
  Adjustment to mineral property expense of $0.9 million and $3.5 million for the three months ended March 31, 2015 and the year ended December 31, 2014, respectively, to expense exploration and evaluation costs which were previously capitalized under IFRS.

  (d)
  Adjustment to mineral property impairment expense of $5,000 and $257,000 for the three months ended March 31, 2015 and the year ended December 31, 2014, respectively, to reverse the impairment charge taken under IFRS as these amounts would have been expensed as incurred in accordance with US GAAP.

  (e)
  Adjustment to foreign exchange gain and other comprehensive income of $0.4 million and $0.5 million for the three months ended March 31, 2015 and the year ended December 31, 2014, respectively, to reclassify as current expense the foreign translation adjustments which were previously included as other comprehensive income under IFRS. Under US GAAP, the functional currency of Anatolia's Turkish entity was determined to be the Australian dollar.

5. Pro Forma Assumptions and Adjustments

        The unaudited pro forma condensed consolidated financial statements reflect the following adjustments to give effect to the Transaction as described in Note 3:

  (a)
  Represents Anatolia's unaudited historical balance sheet as of March 31, 2015 under IFRS. The information for Anatolia and the pro forma adjustments were originally denominated in Australian dollars and have been converted to U.S. dollars based on the period end rate of U.S.$1.00 – A$0.7689.

  (b)
  To recognize the preliminary estimated fair value of Anatolia's assets acquired and liabilities assumed in the Transaction. The adjustment includes the assumption that the allocation of the estimated difference between consideration and the net fair value of assets acquired and liabilities assumed will be recorded to the mineral licenses with no amount allocated to goodwill. This allocation is preliminary and is subject to change due to several factors including (i) detailed valuations of assets and liabilities which have not been completed as of the date of this proxy statement; and (ii) subsequent changes in the fair values of Anatolia's assets and liabilities up to the closing date of the Transaction.

    The allocation of the estimated fair value of consideration transferred (based on the closing price of URI's common stock as of July 8, 2015) to the estimated fair value of the assets acquired and liabilities assumed resulted in the following purchase price allocation adjustments:

    (i)
    an increase in property, plant and equipment of $14.4 million to reflect the mineral licenses at fair value.

    (ii)
    an increase in accrued liabilities of $1.3 million which includes: (i) $0.3 million for severance payable to certain of Anatolia's executives who have employment agreements with Anatolia that contain automatic change in control provisions; and (ii) $1.0 million for estimated transaction costs and expenses incurred by Anatolia related to the Transaction Agreement. The impact of these severance payments and bonuses was not included in the pro forma statements of operations due to their nonrecurring nature.

  (c)
  To reflect an adjustment of $2.7 million for URI's estimated costs and expenses of the Transaction from April 1, 2015 to the close of the Transaction. The impact of the estimated costs and expenses of the Transaction was not included in the pro forma statements of operations due to their nonrecurring nature. Through March 31, 2015, URI incurred transaction costs of $0.1 million (see Note 5(h)).

  (d)
  To reflect the estimated increase in URI's common stock and additional paid-in capital resulting from the issuance of URI shares and options to Anatolia shareholders to effect the Transaction as follows (in thousands, except per share amounts):

URI common stock to be issued	20,516,656
Price per share of URI's common stock on July 8, 2015	$0.92

Fair value of common stock to be issued	$18,875
Fair value of Anatolia's options to be exchanged for URI options	2,155

Total fair value of URI equity to be issued	$21,030
Increase in URI's common stock ($0.001 par value per share)	$21
Increase in URI's additional paid-in capital	$21,009
  (e)
  To reflect the elimination of the historical equity balances of Anatolia in accordance with the acquisition method of accounting.

  (f)
  To reflect the preliminary estimated fair value of the consideration to be received upon closing of the sale of the Roca Honda assets. The corresponding gain of $5.0 million was not included in the pro forma condensed consolidated statements of operations as this nonrecurring item is directly attributable to the sale of the Roca Honda assets.

  (g)
  The financial information for Anatolia contained within the pro forma condensed consolidated statement of operations for the year ending December 31, 2014 is derived from the historical consolidated financial statements for its fiscal year ended June 30, 2014 under IFRS adjusted for the following to derive a comparable reporting period with URI:

  (i)
  Information for the six-month period ended December 31, 2014 is included in the pro forma financial information for Anatolia; and

  (ii)
  Information for the six-month period ended December 31, 2013 has not been included in the pro forma financial information for Anatolia.

    The information for Anatolia and the pro forma adjustments were originally denominated in Australian dollars and have been converted to U.S. dollars based on the average exchange rate of U.S.$1.00 = A$0.7873 for the three months ending March 31, 2015 and on the average exchange rate of U.S.$1.00 = A$0.9032 for the year ending December 31, 2014.

  (h)
  An adjustment of $0.1 million to general and administrative expenses for Transaction related costs incurred in the three months ended March 31, 2015 as they are non-recurring.

6. Pro Forma Shares Outstanding

        The average number of shares used in the computation of pro forma basic and diluted loss per share has been determined as follows:

	Three months ended March 31, 2015	Year ended December 31, 2014
Weighted average shares outstanding of URI	26,555,432	24,282,519
Shares issued to acquire Anatolia	20,516,656	20,516,656
Shares issued to settle transaction costs	777,052	777,052

Pro forma weighted average shares of URI	47,849,140	45,576,227

COMPARATIVE HISTORICAL AND UNAUDITED PRO FORMA PER SHARE DATA

        The following table sets forth selected historical share information of URI and Anatolia and unaudited pro forma share information after giving effect to the Transaction assuming that 0.06579 shares of URI common stock had been issued in exchange for each outstanding Anatolia ordinary share.

        The pro forma equivalent information of URI was derived using the historical share information assuming that 0.06579 shares of URI common stock had been issued in exchange for each outstanding Anatolia ordinary share. You should read this information in conjunction with the unaudited pro forma condensed consolidated financial statements and the separate historical financial statements of URI and Anatolia and the notes thereto included elsewhere in or incorporated by reference in this proxy statement. The historical share information as of and for the three-month period ended March 31, 2015 is derived from unaudited consolidated financial statements of URI and Anatolia as of and for the three months ended March 31, 2015. The historical share information as of and for the year ended December 31, 2014 is derived from audited financial statements of URI for the year ended December 31, 2014. Given that Anatolia's fiscal year ends June 30, 2014, Anatolia's results represents the sum of unaudited historical financial information in the six-month period ended June 30, 2014 and in the six-month period ended December 31, 2014. The unaudited pro forma condensed consolidated financial statements and the pro forma share information are not necessarily indicative of the operating results or financial position that would have been achieved had the Transaction been consummated at the beginning of the period presented and should not be construed as representative of future operations. Anatolia's results as reported in Australian dollars have been converted into U.S. dollars using the average and period end exchange rates set out in notes 5(a) and 5(g) under "Unaudited Pro Forma Condensed Consolidated Financial Information" beginning on page 21 of this proxy statement.

	Three Months Ended March 31, 2015
			Anatolia Energy Limited
				Pro Forma Equivalent of One Anatolia Energy Limited Share(1)
	Uranium Resources, Inc.
	Historical	Pro Forma	Historical
Basic and diluted net loss per share	$(0.14)	$(0.09)	$(0.15)	$(0.02)
Shares used in calculating basic and diluted net loss per share	26,555,432	47,849,140	311,850,669	20,516,656
Book value per share(2)	$1.26	$1.19	$0.06	$0.93

	Year Ended December 31, 2014
			Anatolia Energy Limited
				Pro Forma Equivalent of One Anatolia Energy Limited Share(1)
	Uranium Resources, Inc.
	Historical	Pro Forma	Historical
Basic and diluted net loss per share	$(0.44)	$(0.34)	$(0.92)	$(0.11)
Shares used in calculating basic and diluted net loss per share	24,282,519	45,576,227	255,563,087	16,813,495

(1)
These amounts were calculated by applying an assumed exchange rate of 0.06579 to the historical Anatolia shares.

(2)
The historical book value per share is computed by dividing total stockholders' equity by the number of shares outstanding at the end of the period. The pro forma book value per share is computed by dividing pro forma stockholders' equity by the pro forma number of shares as of the end of the period.

COMPARATIVE PER SHARE MARKET PRICE AND DIVIDEND INFORMATION

Comparative Per Share Market Price Information

        Anatolia's ordinary shares trade on the Australian Securities Exchange under the symbol "AEK" and URI's common stock trades on the NASDAQ Capital Market under the symbol "URRE." The following table presents the closing prices of Anatolia's ordinary shares and URI's common stock on June 2, 2015, the last trading day before the public announcement of the Transaction Agreement, and August 6, 2015, the last practicable trading day prior to the date of this proxy statement. The table also shows the estimated implied value of the per share consideration for each Anatolia share on the relevant date.

Date	Anatolia Closing Price(1)	URI Closing Price	Exchange Ratio	Estimated Equivalent Per Share Value(2)
June 2, 2015	$0.06	$1.22	0.06579	$0.08
August 6, 2015	$0.05	$0.86	0.06579	$0.06

(1)
Based on an exchange rate of 0.7772 U.S. dollars for every one Australian dollar on June 2, 2015 and 0.7335 U.S. dollars for every one Australian dollar on August 6, 2015.

(2)
The implied value of the per share Transaction consideration for each relevant date is calculated by multiplying the closing price of URI's common stock on the relevant date by the exchange ratio of 0.06579.

Comparative Stock Prices and Dividends

        The following tables show, for the periods indicated, the high and low sale prices per Anatolia share as reported on the Australian Securities Exchange and per share of URI common stock as reported on the NASDAQ Capital Market for the fiscal periods indicated. Price per share information for Anatolia ordinary shares is presented in Australian dollars. URI and Anatolia have not historically paid any dividends, and URI and Anatolia do not presently anticipate paying any dividends on their respective shares in the foreseeable future.

        Anatolia's fiscal year ends on June 30 and URI's fiscal year ends on December 31.

URI Common Stock	High	Low
	US$	US$
2015
Third Quarter (through August 6, 2015)	$1.01	$0.80
Second Quarter	1.60	0.92
First Quarter	1.98	1.30
2014
Fourth Quarter	2.67	1.22
Third Quarter	3.15	2.43
Second Quarter	3.10	2.33
First Quarter	4.05	2.58
2013
Fourth Quarter	3.55	2.21
Third Quarter	5.53	2.43
Second Quarter	3.07	1.75
First Quarter	5.99	2.55

Anatolia Ordinary Shares	High	Low
	A$	A$
2016
First Quarter (through August 6, 2015)	$0.072	$0.064
2015
Fourth Quarter	0.088	0.068
Third Quarter	0.083	0.060
Second Quarter	0.080	0.055
First Quarter	0.105	0.070
2014
Fourth Quarter	0.096	0.078
Third Quarter	0.095	0.065
Second Quarter	0.090	0.060
First Quarter	0.100	0.032

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

        This proxy statement and other documents incorporated by reference into this proxy statement contain or may contain forward-looking statements. Forward-looking statements may be identified by the use of forward-looking terms such as "may," "will," "should," "can," "expects," "believes," "anticipates," "intends," "plans," "estimates," "projects," "assumes," "guides," "targets," "forecasts," "is confident that" and "seeks" or the negative of such terms or other variations on such terms or comparable terminology. Such forward-looking statements include, but are not limited to, statements about (i) the timing and completion of the proposed Transaction between URI and Anatolia, (ii) resulting cost savings, synergies and other expectations as a result of the proposed Transaction (iii) the ability to optimize technical and operational components of a future combined business, (iv) the timing, occurrence and rates of production at the properties in the United States and Turkey, including statements regarding future growth pipeline, (v) the cost of uranium production at the properties, (vi) capital resources, capitalization and ownership, including relationships with major stockholders, (vii) additions of reserves and resources, the timing of the analysis of historical data, and the occurrence, extent and results of any future exploration program, including drilling, (viii) mineral resources and exploration results, which includes inferred resources, (ix) future improvements in the demand for and price of uranium and growth in nuclear generating capacity, (x) adequacy of funding and access to capital markets, (xi) plans for capital management, revenue, cash generation and profits, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the respective managements of URI and Anatolia and are subject to significant risks and uncertainties that could cause actual outcomes and results to differ materially.

        You should not place undue reliance on these forward-looking statements. Neither URI nor Anatolia undertakes any obligation to update or revise any forward-looking statements to reflect events or circumstances after the date of this proxy statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, without limitation, the risks and uncertainties set forth under the section entitled "Risk Factors" beginning on page 36 of this proxy statement, and those discussed in the filings of URI that are incorporated by reference into this proxy statement, as well as the following:

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  the inability to complete the Transaction due to the failure to obtain stockholder approval or governmental or regulatory clearances or the failure to satisfy other conditions to the completion of the Transaction or the failure of the Transaction to be completed for any other reason;

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  the occurrence of any event, change or other circumstances that could give rise to the termination of the Transaction Agreement;

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  the future financial performance, anticipated liquidity and capital expenditures of URI;

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  the ability to raise additional capital in the future;

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  success in retaining or recruiting, or changes required in, URI's officers, key employees or directors following the Transaction;

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  the risk that the businesses will not be coordinated successfully, or that the coordination will be more costly or more time consuming and complex than anticipated;

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  disruption from the Transaction making it difficult to maintain business and operational relationships;

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  adverse developments in general market, business, economic, labor, regulatory and political conditions, including worldwide demand for uranium and the spot price and long-term contract price of uranium;

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  operating conditions at the projects, including without limitation weather conditions;

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  government (including tribal governments) regulation of the uranium industry and the nuclear power industry;

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  the impact of any cyber-breaches, acts of war or terrorism or natural disasters;

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  the impact of any unanticipated geological, processing, regulatory and legal or other problems which may be encountered; and

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  other factors which are more fully described in the URI's Annual Report on Form 10-K, as amended on Form 10-K/A and as updated by subsequent Quarterly Reports on Form 10-Q, and other filings with the SEC.

RISK FACTORS

        You should carefully consider the following risk factors and all of the other information contained or incorporated by reference in this proxy statement, including the matters addressed under the caption "Cautionary Statement Regarding Forward-Looking Statements" on page 34 and the annexes hereto, before deciding how to vote your shares on the proposals presented. If any of the risks described below, or elsewhere in this proxy statement, actually occur, the business, financial results, financial condition, operating results or stock price of URI or the combined company could be materially adversely affected.

Risks Relating to the Transaction

The benefits of integrating the companies may not be realized.

        To be successful after the Transaction, URI will need to combine and integrate the operations of URI and Anatolia into one company. Integration will require substantial management attention and could detract attention from the day-to-day business of the combined company. URI could encounter difficulties in the integration process, such as the need to revisit assumptions about reserves, future production, revenues, capital expenditures and operating costs, including synergies, the loss of key employees or commercial relationships or the need to address unanticipated liabilities. If URI cannot integrate the URI and Anatolia businesses successfully, it may fail to realize the expected benefits of the Transaction.

URI stockholders will suffer immediate dilution to their equity and voting interests as a result of the issuance of URI common stock to Anatolia securityholders.

        In connection with the Transaction, URI will issue approximately 20.5 million shares of its common stock to Anatolia securityholders. Immediately following the completion of the Transaction, former Anatolia shareholders will own collectively approximately 41% of the total number of shares the combined company's outstanding common stock and the existing stockholders of URI will own approximately 59% of the outstanding common stock of the combined company. Accordingly, the issuance of URI common stock to Anatolia shareholders will have the effect of reducing the percentage of equity and voting interest held by each of URI's existing stockholders. Consequently, URI stockholders as a group will have less influence over the management and policies of the combined company after the Transaction than they currently exercise.

Anatolia's public filings are subject to Australian disclosure standards, which differ from SEC requirements.

        Anatolia is an Australian issuer that is required to prepare and file its periodic and other filings in accordance with Australian securities laws. As a result, certain of the information about Anatolia that is contained in this proxy statement was prepared in conjunction with Anatolia's financial statements that were prepared in accordance with IFRS and other Australian disclosure regulations, rather than the requirements that would apply in the U.S. Because Australian disclosure requirements are different from SEC requirements, the information about Anatolia contained in this proxy statement may not be comparable to similar information available about URI or other U.S. issuers.

The unaudited pro forma condensed consolidated financials are presented for illustrative purposes only and may not be indicative of the combined company's financial condition or results of operations following the Transaction.

        The pro forma financial statements contained in this proxy statement are presented for illustrative purposes only and may not be an indication of the combined company's financial condition or results of operations following the Transaction for several reasons. For example, the pro forma financial statements have been derived from the historical financial statements of URI and Anatolia, and certain adjustments and assumptions have been made regarding the combined company after giving effect to the Transaction by which each entity would become a part of the combined company. The information upon which these adjustments and assumptions have been made is preliminary, and such adjustments and assumptions are difficult to make with complete accuracy.

        Moreover, the pro forma financial statements do not reflect all costs that are expected to be incurred by the combined company in connection with the Transaction. For example, the impact of any incremental costs incurred in integrating the companies is not reflected in the pro forma financial statements. As a result, the actual financial condition and results of operations of the combined company following the Transaction may differ significantly from these pro forma financial statements.

        In addition, the assumptions used in preparing the pro forma financial statements may not prove to be accurate, and other factors may affect the combined company's financial condition or results of operations following the Transaction. Any potential decline in the combined company's financial condition or results of operations may cause significant variations in the stock price of the combined company. See the section entitled "Unaudited Pro Forma Condensed Consolidated Financial Information" beginning on page 21.

If the Anatolia holders immediately sell URI common stock received in the Transaction, they could depress URI's stock price.

        If the Anatolia holders who receive URI common stock in the Transaction, or other holders of URI common stock, sell significant amounts of URI common stock following the Transaction, the market price of URI common stock could decrease. These sales may also make it more difficult for URI to sell equity securities or equity-related securities in the future at a time and at a price that URI otherwise would deem appropriate.

The market price of URI's common stock may decline as a result of the Transaction.

        The market price of URI's common stock may decline as a result of the Transaction if the integration of Anatolia's business is unsuccessful, the perceived benefits of the Transaction are not achieved as rapidly or to the extent anticipated by financial analysts or investors, or the effect of the Transaction on the combined company's financial results after the completion of the Transaction is not consistent with the expectations of financial analysts or investors.

URI will incur significant transaction and combination-related costs in connection with the Transaction.

        URI and Anatolia expect to incur significant costs associated with the Transaction and combining the operations of the two companies. URI's fees and expenses related to the Transaction include financial advisor fees, filing fees, legal and accounting fees, regulatory fees and mailing costs, some of which will be paid regardless of whether the Transaction is completed. Such fees and expenses will reduce URI's cash on hand and the amount of cash that URI may be able to distribute to URI's stockholders in a form of dividends or return of capital. Furthermore, following the completion of the Transaction, the combined company will incur costs associated with combining the operations of the two companies. However, it is difficult to predict the amount of these costs before the combined company begins the integration process. The combined company may incur additional unanticipated costs as a consequence of difficulties arising from efforts to integrate the companies.

The fairness opinion obtained by URI from its financial advisor will not reflect changes in circumstances subsequent to the date of the fairness opinion.

        URI obtained an opinion from its financial advisor regarding the fairness, from a financial point of view, of the share exchange ratio and the aggregate consideration payable to Anatolia securityholders provided for in the Transaction pursuant to the Transaction Agreement. See "The Transaction—Opinion of Financial Advisor to the URI Board" on page 66 of this proxy statement. Such opinion does not reflect changes that may occur or may have occurred after the date of the opinion, including changes to the operations and prospects of URI, changes in URI's stock price, changes in exchange rates, general market and economic conditions or regulatory or other factors. Any such changes, or changes in other factors on which the fairness opinion is based, may materially alter or affect the fairness of the Transaction to the stockholders of URI.

If the Transaction does not occur, URI will still have a loan outstanding to Anatolia, which will have limited ability to repay.

        In connection with the execution of the Transaction Agreement, on June 22, 2015, URI, as the lender, and Anatolia, as the borrower, entered into the convertible Loan Agreement. Under the Loan Agreement, during the period from June 22, 2015 through December 31, 2015, URI has agreed to loan to Anatolia up to A$2,000,000 subject to the satisfaction of certain conditions precedent. Anatolia may use the proceeds from this loan solely for critical project costs for the Temrezli and Sefaatli projects and for general and administrative costs in accordance with the budget attached to such Loan Agreement. The loans are secured by a pledge of 35% of Anatolia's shares in a subsidiary that holds Anatolia's interests in Turkey.

The Transaction is expected to result in an ownership change for URI under Section 382 of the Code, potentially limiting the use of URI's net operating loss carryforwards and certain other tax attributes in future years.

        As of December 31, 2014, URI had approximately $71.9 million of net operating loss ("NOL") carryforwards available to reduce U.S. federal taxable income in future years. Under Section 382 of the Code, if a corporation undergoes an "ownership change," the corporation's ability to use its pre-change NOL carryforwards and other pre-change tax attributes to offset its post-change income and taxes may be limited. In general, an "ownership change" occurs if there is a cumulative change in ownership by "5-percent shareholders" that exceeds 50 percentage points over a rolling three-year period.

        The Transaction is expected to result in an ownership change under Section 382 of the Code for URI, potentially limiting the use of URI's NOL carryforwards in future taxable years for U.S. federal income tax purposes. These limitations may affect the timing of when these NOL carryforwards can be used which, in turn, may impact the timing of when cash is used to pay the taxes of URI and have a negative impact on URI's financial position and results of operations. In addition, URI's ability to use its NOL carryforwards will be dependent on its ability to generate taxable income. Some portion of the NOL carryforwards could expire before URI generates sufficient taxable income.

Any delay in completing the Transaction may reduce or eliminate the benefits expected to be achieved thereunder.

        In addition to the required regulatory approvals and clearances, the Transaction is subject to a number of other conditions that may prevent, delay or otherwise materially adversely affect its completion. It is not predicable whether and when these other conditions will be satisfied. Furthermore, the requirements for obtaining the required approvals could delay the completion of the

Transaction for a significant period of time or prevent it from occurring. Any delay in completing the Transaction could cause stockholders not to realize some or all of the synergies and other benefits that are expected to be achieved if the Transaction is successfully completed within its expected time frame.

Under the terms of the Transaction Agreement, URI must pay Anatolia a A$319,964 break up fee in connection with the Transaction if the Transaction Agreement is terminated under certain circumstances.

        In the event that the Transaction Agreement is terminated due to a material breach by URI, the failure of URI to pay the appropriate consideration or certain other circumstances, then under the Transaction Agreement URI agrees to pay Anatolia a A$319,964 break fee as reimbursement for legal and financial advice planning, fees, reasonable opportunity costs, out of pocket expenses and certain agreed upon expenses. See "The Transaction Agreement—Break Fee" beginning on page 100 of this proxy statement for a description of URI's obligations in these circumstances.

Risks Relating to URI's Business and Operations

        You should also consider the risks associated with URI's business and operations, which will affect the combined company. These risks are described in the section entitled "Risk Factors" in URI's Annual Report on Form 10-K for the year ended December 31, 2014, as amended on Form 10-K/A and as updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. For information regarding the documents incorporated into this proxy statement by reference, see the section entitled "Where You Can Find Additional Information" beginning on page 138.

Risks Relating to Anatolia and the Combined Company

The combined company will require significant capital to fund its future operations, which may not be available on terms acceptable to URI or at all.

        The continued operations of the combined company will be dependent on its ability to obtain financing through debt and equity financing, or generating sufficient cash flows from future operations. There is a risk that the combined company may not be able to access capital from debt or equity markets (or via any other forms of available financing) for future projects or developments, which could have a material adverse impact on the combine company's business and financial condition. If, after the Transaction is finalized, financing was undertaken through the issuance of new equity or equity-linked securities of the combined company other than on a pro rata basis, existing stockholders may experience additional dilution and the control of the combined company may change.

The combined company will face significant competition from other mining companies.

        The mining industry is highly competitive. Competitors for the acquisition, exploration, production and development of mineral properties, and for capital to finance such activities, include companies that have greater financial and personnel resources available to them.

The growth in demand for uranium depends on increased acceptance of nuclear energy, which competes with other energy sources.

        Any potential growth of the nuclear power industry (with any potential attendant increase in the demand for uranium) beyond its current level will depend on continued and increased acceptance of nuclear technology as a means of generating electricity. The nuclear industry is currently subject to some negative public opinion owing to political, technological and environmental factors. This may have an adverse impact on the demand for uranium and increase the regulation of uranium mining.

        One of the arguments in favour of nuclear energy is its lower emissions of carbon dioxide per unit of power generated compared to coal and gas. Alternative energy systems such as wind or solar also have no or very low carbon emissions. To date these have not been cost-effective enough to be used for large scale base load power. However, technology changes may occur that make alternative energy systems more efficient, reliable or cost-effective, which may reduce the demand for nuclear energy and uranium.

Revenues for the combined company are subject to the volatility of uranium prices.

        The market price of uranium is volatile and is affected by numerous factors that are beyond URI's control. These include international supply and demand, the level of consumer product demand, international economic trends, currency exchange rate fluctuations, the level of interest rates, the rate of inflation, global or regional political events and international events as well as a range of other market forces. A reduction in the price of uranium may prevent Anatolia's properties from being economically mined or result in the write-off of assets whose value is impaired as a result of low uranium prices. The price of uranium may also have a significant influence on the market price of URI's common stock. The price of uranium has decreased significantly in the past several years.

Anatolia's operations are performed in the emerging market of Turkey, which may, following the Transaction, expose URI to greater risks than those associated with more developed markets.

        Due to Anatolia's foreign operations, URI will, following the Transaction, be subject to issues and uncertainties that could adversely affect its operations, including:

  •
  the risk of, and disruptions due to, expropriation, nationalization, war, revolution, election outcomes, economic instability, political instability, or border disputes;

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  the uncertainty of local contractual terms, renegotiation or modification of existing contracts and enforcement of contractual terms in disputes before local courts;

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  the risk of import, export and transportation regulations and tariffs, including boycotts and embargoes;

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  the risk of not being able to procure residency and work permits for expatriate personnel;

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  the requirements or regulations imposed by local governments upon local suppliers or subcontractors, or being imposed in an unexpected and rapid manner;

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  taxation and revenue policies, including royalty and tax increases, retroactive tax claims and the imposition of unexpected taxes or other payments on future revenues;

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  exchange controls, currency fluctuations and other uncertainties arising out of foreign government sovereignty over foreign operations;

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  laws and policies of Australia and Turkey affecting foreign trade, taxation and investment, including anti-bribery and anti-corruption laws;

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  the possibility of being subjected to the exclusive jurisdiction of foreign courts in connection with legal disputes and the possible inability to subject foreign persons to the jurisdiction of courts in the United States; and

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  the possibility of restrictions on repatriation of earnings or capital from foreign countries.

        To manage these risks, URI and Anatolia may form joint ventures and strategic partnerships with local private or governmental entities. However, there can be no assurance that changes in conditions or regulations in the future will not affect URI's profitability or ability to operate in such markets.

Any downturn in the economy or instability in the political environment in Turkey or internationally may have an adverse effect on Anatolia's business and consequently, following the Transaction, on URI's financial condition.

        With a substantial portion of Anatolia's assets and business located in Turkey, adverse developments in the Turkish market are, following the Transaction, likely to have a material adverse effect on URI's business and financial condition. The Turkish markets may be negatively affected by threats to the global economy, including sustainability of economic growth, sustainability of current low energy prices, which have generally benefitted the Turkish economy and current account balance, uncertainty regarding U.S. accommodative monetary policy, continuing Eurozone volatility, recession and deflation risks, and geopolitical risks in Ukraine and the Middle East region.

        The Turkish economy grew by 2.9% in 2014, but if such growth slows or develops in unexpected ways, it may have an adverse impact on Anatolia's operations and, following the Transaction, URI's financial condition. The performance of the Turkish economy may be affected by domestic and regional political developments in connection with Turkey's parliamentary elections, which were held in June 2015.

        Turkey is seeking membership to the European Union (the "EU") and is progressing to conform to EU standards through strengthening its political and economic framework, including through improved stability and transparency. However, Turkey to some degree continues to experience heightened levels of political and economic instability. These conditions may be exacerbated by current global economic conditions.

        On a regional level, potential or further instability in the Commonwealth of Independent States (CIS), Balkans, Middle East, North Africa and Caucasian regions may impact the development of the Turkish economy. In connection with ongoing financial restructuring negotiations during 2015, Greece has imposed domestic capital controls, which has caused and may continue to cause financial uncertainty in the eastern Mediterranean region.

Anatolia's properties are located in Turkey and subject to compliance with the regulatory regime in Turkey.

        Changing laws and regulations relating to the mining industry in Turkey may increase the costs related to URI's activities including the cost of maintaining its properties. Operations may also be affected to varying degrees by changes in government regulations with respect to restrictions on production, price controls, export controls, income taxes, royalties, expropriation of property, environmental legislation and mine safety. The effect of these factors cannot be accurately predicted.

        Anatolia's activities are subject to extensive laws and regulations governing the environment, worker health and safety, employment standards, waste disposal, protection of historic and archaeological sites, mine development, mine closure and reclamation, protection of endangered and protected species and other matters. Any failure to comply with applicable laws and regulations or to obtain or maintain permits, even if inadvertent, could result in the interruption of mining, exploration and developmental operations or in material fines, penalties, clean-up costs, damages and the loss of key permits or approvals. While URI has taken great care to ensure full compliance with its legal obligations in the U.S., there can be no assurance that URI will be in full compliance with all of the laws and regulations in Turkey, or with all permits and approvals that it is required to have.

Acts of violence, terrorist attacks or civil unrest in Turkey and nearby countries could adversely affect Anatolia's business and consequently, URI's financial condition.

        Historically, the southeastern area of Turkey and nearby countries such as Iran, Iraq and Syria have experienced political, social, security and economic problems, terrorist attacks, insurgencies, war and civil unrest. Since December 2010, political instability has increased markedly in a number of countries in the Middle East and North Africa. As a result of the civil war in Syria, hundreds of thousands of Syrian refugees have fled to Turkey and more can be expected to cross the border as the conflict continues. Moreover, tensions between Turkey and Syria have escalated and hostilities between Turkey and Syria have broken out over a series of incidents, including mortar fire by Syrian forces into Turkey that killed a number of Turkish civilians. On May 10, 2013, a terrorist attack occurred in the Turkish town of Reyhanlı, Hatay in southern Turkey. On March 23, 2014, Turkey shot down a Syrian combat jet on the Turkish-Syrian border.

        The instability surrounding the situation in Iraq, as well as tension in and involving the Kurdish regions of northern Iraq, may have political, social or security implications in Turkey or otherwise have a negative impact on the Turkish economy. Stability and security in Iraq have deteriorated significantly in recent years.

        Turkey has also experienced problems with domestic terrorist and ethnic separatist groups. For example, Turkey has been in conflict for many years with the People's Congress of Kurdistan (formerly known as the "PKK"), an organization that is listed as a terrorist organization by states and organizations, including Turkey, the European Union and the United States. The issue of civil rights for Kurdish citizens remains a potential source of political instability, which may be exacerbated by continuing instability in the Middle East.

        The potential impact on Anatolia's business, and consequently URI's business, from such events, conditions and conflicts in these countries is uncertain. Anatolia may be unable to access the locations where operations are conducted in a reliable manner. In those locations where Anatolia has employees or operations, Anatolia, and consequently URI, may incur substantial costs to maintain the safety of personnel and operations. Despite these precautions, the safety of personnel and operations in these locations may continue to be at risk, and Anatolia may in the future suffer the loss of employees and contractors or its operations could be disrupted, any of which could, following the Transaction, have a material adverse effect on URI's business and results of operations.

Anatolia will be unable to undertake its required drilling and other development work on its properties if all necessary permits and licenses are not granted.

        A number of approvals, licenses and permits are required for various aspects of exploration and mine development. Anatolia is uncertain if all necessary permits will be maintained or obtained on acceptable terms or in a timely manner. Future changes in applicable laws and regulations or changes in their enforcement or regulatory interpretation could negatively impact current or planned exploration and development activities or any other projects with which Anatolia becomes involved. Any failure to comply with applicable laws and regulations or failure to obtain or maintain permits, even if inadvertent, could result in the interruption of production, exploration or development, or material fines, penalties or other liabilities. It remains uncertain if Anatolia's existing permits may be affected in the future or if Anatolia will have difficulties in obtaining all necessary permits that it requires for its proposed or existing mining activities.

        In order to maintain mining concessions in good standing, concession holders must advance their projects efficiently, including by obtaining the necessary permits prior to stipulated deadlines. There is risk that the relevant Turkish permitting and licensing authorities will not respond in a timely manner. If these deadlines are not met, Anatolia believes that extensions to deadlines for obtaining the required approvals and permits could be negotiated so that the concessions would remain in good standing. However, there is no guarantee that Anatolia will be able to obtain the approvals and permits as planned or, if unable to meet such deadlines, that negotiations for an extension will be successful in order to maintain its concessions in good standing. If the concessions were to expire, this could have a material adverse impact on Anatolia and its ability to control and develop its Turkish projects and, following the Transaction, the operating results of URI.

The business of exploration for minerals and mining involves a high degree of risk, as few properties that are explored are ultimately developed into producing mines.

        Anatolia is engaged in exploration and mine development of uranium assets, and is exposed to a number of risks and uncertainties that are common to other companies in the same business. Unusual or unexpected ground movements, fires, power outages, labor disruptions, flooding, cave-ins, landslides and the inability to obtain suitable adequate machinery, equipment or labor are risks involved in the operation of mines and the conduct of exploration programs. Anatolia has relied on and may continue to rely upon consultants and others for mine operating and exploration expertise. Few properties that are explored are ultimately developed into producing mines. Substantial expenditures are required to establish reserves through drilling, to develop processes to extract the metal and in the case of new properties, to develop the mining and processing facilities and infrastructure at any site chosen for mining. Although substantial benefits may be derived from the discovery of a major mineral deposit, Anatolia and/or URI may not be able to raise sufficient funds for development. The economics of developing mineral properties is affected by many factors including the cost of operations, variations in the grade of minerals mined, fluctuations in metal markets, costs of mining and processing equipment and such other factors as government regulations, including regulations relating to royalties, allowable production, importing and exporting of minerals and environmental protection. Where expenditures on a property have not led to the discovery of mineral reserves, spent costs will not usually be recoverable.

Estimates of mineral resources at Anatolia's projects may not be realized.

        The mineral resources estimates for Anatolia's projects are only estimates and no assurance can be given that any particular level of recovery of minerals will be realized or that an identified resource will ever qualify as a commercially mineable (or viable) deposit which can be legally and economically exploited. Anatolia relies on laboratory-based recovery models to project estimated ultimate recoveries. Actual recoveries may exceed or fall short of projected results. In addition, the grade of mineralization ultimately mined may differ from the one indicated by the drilling results and the difference may be material. Production can be affected by such factors as permitting regulations and requirements, weather, environmental factors, unforeseen technical difficulties, unusual or unexpected geological formations, inaccurate or incorrect geologic, metallurgical or engineering work, and work interruptions, among other things. Short-term factors, such as the need for an orderly development of deposits, may have an adverse effect on mining operations or the results of those operations. There can be no assurance that minerals recovered in small scale laboratory tests will be duplicated in large scale tests under on-site conditions or in production scale operations. Material changes in proven and probable reserves or resources, grades, recovery rates may affect the economic viability of projects. The estimated proven and probable mineral resources for Anatolia's projects should not be interpreted as assurances of mine life or of the profitability of future operations.

Problems with title or access to mineral properties could have a negative impact on Anatolia's future operations.

        The validity of Anatolia's mining claims and access rights can be uncertain and may be contested. Although URI is satisfied that Anatolia has taken reasonable measures to acquire the rights needed to undertake its operations and activities as currently conducted, some risk exists that titles and access rights may be defective. No assurance can be given that such claims are not subject to prior unregistered agreements or interests or to undetected or other claims or interests which could be materially adverse to Anatolia. From time to time, a land possessor may dispute Anatolia's surface access rights, and as a result Anatolia may be barred from its legal occupation rights. Surface access issues have the potential to result in the delay of planned exploration programs, and these delays may be significant.

Development projects are uncertain and it is possible that actual capital and operating costs and economic returns will differ significantly from those estimated for a project prior to production.

        Mine development projects require significant expenditures during the development phase before production is possible. Development projects are subject to the completion of successful feasibility studies and environmental assessments, issuance of necessary governmental permits and availability of adequate financing. The economic feasibility of development projects is based on many factors, including estimation of mineral reserves, anticipated metallurgical recoveries, environmental considerations and permitting, future uranium prices, and anticipated capital and operating costs of these projects. Anatolia's development projects have no operating history upon which to base estimates of future production and cash operating costs. Particularly for development projects, estimates of proven and probable mineral reserves and cash operating costs are, to a large extent, based upon the interpretation of geologic data obtained from drill holes and other sampling techniques, and feasibility studies that derive estimates of cash operating costs based upon anticipated tonnage and grades of ore to be mined and processed, the configuration of the ore body, expected recovery rates of uranium, estimated operating costs, anticipated climatic conditions and other factors. As a result, it is possible that actual capital and operating costs and economic returns will differ significantly from those currently estimated for a project prior to production.

        Any of the following events, among others, could affect the profitability or economic feasibility of a project: unanticipated changes in grade and volume to be mined and processed, unanticipated adverse geological conditions, unanticipated metallurgical recovery problems, incorrect data on which engineering assumptions are made, availability of labor, costs of processing and refining facilities, availability of economic sources of power, adequacy of water supply, availability of surface on which to locate processing and refining facilities, adequate access to the site, unanticipated transportation costs, government regulations (including regulations with respect to prices, royalties, duties, taxes, permitting, restrictions on production, quotas on exportation of minerals, environmental), fluctuations in uranium prices, and accidents, labor actions and events of force majeure.

        It is not unusual in new mining operations to experience unexpected problems during the start-up phase, and delays can often occur at the start of production. It is likely that actual results for Anatolia's projects will differ from current estimates and assumptions, and these differences may be material. In addition, experience from actual mining or processing operations may identify new or unexpected conditions that could reduce production below, or increase capital or operating costs above, current estimates. If actual results are less favorable than currently estimated, Anatolia's business, results of operations, financial condition and liquidity, and, following the Transaction, those of URI could be materially adversely affected.

Anatolia's mineral assets are located outside the United States and are held indirectly through foreign affiliates.

        It may be difficult if not impossible to enforce judgments obtained in U.S. courts under U.S. securities laws against substantially all of Anatolia's assets which are located outside the United States.

Problems with water sources could have a negative impact on Anatolia's exploration programs and future operations.

        Anatolia may not be able to secure the water necessary to conduct its activities as planned. Anatolia will strive to ensure that its activities do not adversely impact community water sources. Future operations and activities may require that alternate water sources be provided to potentially affected communities at Anatolia's expense, and following the Transaction, ultimately URI's expense.

Finding or hiring qualified people or obtaining all necessary services for Anatolia's operations may be difficult.

        Finding or hiring qualified people or obtaining all necessary services for Anatolia's operations may be difficult. It may be difficult to hire qualified people, or to retain service providers, with the requisite expertise who are situated in or willing to work in the relevant local jurisdiction at reasonable rates. If qualified people and services cannot be obtained in the relevant local jurisdiction, URI and/or Anatolia may need to obtain those services from people located outside such jurisdiction, which will require work permits and compliance with applicable laws and could result in delays and higher costs to URI to conduct its operations.

The Transaction will result in changes to URI's board of directors and management that may affect the strategy and operations of the combined company as compared to that of Anatolia and URI as they currently exist.

        If the Transaction is completed, the composition of the URI board of directors and its management team will change. Upon completion of the Transaction, two new directors designated by Anatolia will be appointed to the board of directors. Those individuals are expected to be Patrick Burke and Paul Cronin.

        The URI board is presently composed of six individuals. Mr. Paul Willmott, who has served URI for over 20 years, is not up for election at the Annual Meeting, and as such the post-Transaction board is expected to be composed of seven individuals. There can be no assurance that the newly constituted board of directors will function effectively as a team and that there will not be any adverse effect on URI's business as a result.

Anatolia's activities are subject to environmental regulations.

        The operations of Anatolia are subject to environmental regulations promulgated by governmental agencies from time to time. A breach of such regulations may result in injunctions, fines and other sanctions. Environmental legislation is evolving, resulting in stricter standards. Enforcement resources are increasing, and fines and penalties for non-compliance are more stringent.

        Environmental assessments of proposed projects carry a heightened degree of responsibility for companies, directors, officers and employees. The cost of compliance with changes in governmental regulations has the potential to reduce the profitability of operations.

        Site closure and reclamation costs expected to be incurred in the future are estimated by Anatolia and URI's management based on the information available to them. Actual site closure and reclamation costs could be materially different from the current estimates.

        The success of Anatolia in developing its projects and conducting its operations is heavily dependent upon Anatolia's relationships with local communities and governments. Anatolia works diligently to engage in dialogue with local communities regarding planned activities and the potential for generation of social and economic benefits, however there can be no assurance that community support will be obtained or maintained. Failing to obtain or maintain such support could adversely affect the ability of Anatolia to develop its projects which, following the Transaction, would have a material impact on URI's operating results.

The exchange rate between the Australian dollar, U.S. dollar and Turkish lira is affected by factors outside URI's control.

        The exchange rates between the Australian dollar, Turkish lira and the U.S. dollar is primarily affected by the supply and demand for the currencies, as well as by government policy or actions, but is also influenced significantly from time to time by political or economic developments in Turkey or elsewhere, and by macroeconomic factors and speculative actions. The Central Bank of Turkey has implemented a floating exchange rate regime, which has been in effect since February 2001. The Central Bank of Turkey has from time to time intervened in the foreign exchange market by conducting foreign exchange purchase auctions and other forms of intervention, usually in cases of excess volatility in the floating exchange rate regime. In addition, the Turkish government may impose other restrictions on the foreign exchange market, such as by restricting the ability to convert lira into foreign currencies. Factors that might affect the likelihood of the Turkish government's imposing these or other exchange control restrictions include the level of Turkey's foreign debt, the extent of Turkey's foreign exchange reserves, regional hostilities, terrorist activities or social unrest, including unresolved issues in Turkey's relations with Greece, and the level of untaxed economic activities due to Turkey's substantial unregistered economy.

        Anatolia's primary operations are located in Turkey and many of its expenditures and obligations are denominated in Turkish lira and U.S. Dollars. Anatolia maintains its principal office in Australia, maintains cash accounts in Australian dollars and has monetary assets and liabilities in U.S. and Australian dollars and British Pounds. As such, Anatolia's results of operations are subject to foreign currency fluctuation risks and, following the Transaction, such fluctuations may adversely affect the financial position and operating results of URI. Neither Anatolia nor URI has undertaken to mitigate transactional volatility in the U.S. dollar, Turkish lira, British Pounds or the Australian dollar at this time. URI or Anatolia may, however, enter into foreign currency forward contracts in order to match or partially offset existing currency exposures, however there can be no assurance that such forward contracts will be available on favorable terms, if at all.

Anatolia is dependent on a small number of key personnel and following the Transaction the absence of any of these individuals could have a significantly negative effect on URI.

        Anatolia strongly depends on the business and technical expertise of its management and key operating personnel. There is little possibility that this dependence will decrease in the near term. If the services of Anatolia's executives, management or other key personnel were lost following the Transaction, it could have a material adverse effect on future operations and profitability.

CURRENCIES

        In this proxy statement, unless otherwise specified or the context otherwise requires:

  •
  "Australian dollars," "A$" and "AUD" each refer to the lawful currency of Australia; and

  •
  "U.S. dollars," "dollars," "$" or "US$" each refer to the lawful currency of the United States.

        The functional currency of URI is U.S. dollars. Anatolia uses the Australian dollar as its functional currency. See the section entitled "Exchange Rate Information" for additional information regarding the exchange rate between the Australian dollar and the U.S. dollar.

EXCHANGE RATE INFORMATION

        The following table shows, for the periods indicated, information concerning the exchange rate between U.S. dollars and Australian dollars. The information in the following table is expressed in U.S. dollars per Australian dollar and is based on the WM/Reuters Australian Dollar Fix at 4:00 pm (Sydney) on the day concerned, sourced from page AUDFIX on Thomson Reuters and rounded to four decimals. The average rate means the average of the exchange rates on the last day of each month during the year.

        On August 6, 2015, the latest practicable date for which such information was available prior to the printing of this proxy statement, the exchange rate, based on the WM/Reuters Australian Dollar Fix at 4:00 pm (Sydney), was US$0.7335 per A$1.00. The average rate, which means the average of the exchange rates on the last day of each month during the year, was US$0.7689 per A$1.00. These conversions should not be construed as a representation that the U.S. dollar amounts actually represent, or could be converted into, Australian dollars at the rates indicated.

	Period-end rate U.S.$	Average rate U.S.$	High U.S.$	Low U.S.$
Recent monthly data
July 2015	$0.7294	$0.7423	$0.7713	$0.7289
June 2015	$0.7680	$0.7723	$0.7799	$0.7649
May 2015	$0.7663	$0.7906	$0.8122	$0.7663
April 2015	$0.7981	$0.7739	$0.7993	$0.7590
March 2015	$0.7634	$0.7731	$0.7873	$0.7604
February 2015	$0.7792	$0.7790	$0.7886	$0.7648
January 2015	$0.7781	$0.8092	$0.8244	$0.7781
Annual Data (year ended December 31)
2014	$0.8202	$0.9029	$0.9458	$0.8112
2013	$0.8948	$0.9676	$1.0583	$0.8836
2012	$1.0384	$1.0358	$1.0816	$0.9675
2011	$1.0156	$1.0320	$1.1055	$0.9500
2010	$1.0163	$0.9198	$1.0170	$0.8156

THE MEETING

Purpose

        This proxy statement is furnished in connection with the solicitation of proxies by URI on behalf of its Board of Directors for the Annual Meeting. URI is first making this proxy statement and the accompanying proxy available on or about August 10, 2015.

        At the Annual Meeting, URI stockholders will vote on the following matters:

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  Proposal 1:    Approve the issuance of shares of URI common stock to the securityholders of Anatolia pursuant to the Transaction Agreement. The Board recommends a vote "FOR" this proposal.

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  Proposal 2:    Elect as directors the five nominees named in this proxy statement. The Board recommends a vote "FOR" each of the nominees.

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  Proposal 3:    Ratify the appointment of Hein & Associates LLP as our independent registered public accountants for 2015. The Board recommends a vote "FOR" this proposal.

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  Proposal 4:    Provide advisory approval of the compensation of our named executive officers. The Board recommends a vote "FOR" this proposal.

Date, Time and Place

        The Annual Meeting will be held on September 23, 2015 at 9:00 am, local time, at our corporate headquarters, located at 6950 South Potomac Street, Suite 300, Centennial, Colorado 80112.

Record Date; Outstanding Shares; Shares Entitled to Vote

        Holders of record of URI common stock at the close of business of August 4, 2015, the record date, or their duly authorized proxy holders, are entitled to vote on each matter submitted to a vote at the Annual Meeting and at any adjournment or postponement thereof. You are entitled to receive notice of, and to vote at, the meeting if you owned shares of URI common stock as of the close of business on the record date. At the close of business on the record date, there were 30,014,023 shares of URI common stock outstanding and entitled to one vote per share each at the Annual Meeting. Cumulative voting is not permitted.

        If you own shares that are registered in the name of someone else, such as a broker, bank or other nominee, you need to direct that organization to vote those shares or obtain an authorization from them and vote the shares yourself at the meeting.

Quorum

        The presence in person or by proxy of the holders of one third of the votes entitled to be cast on a matter constitutes a quorum for action on that matter. Votes "for" and "against" or "withhold," and "abstentions" and "broker non-votes" will all be counted as present to determine whether a quorum has been established. Once a share of the Company's common stock is represented for any purpose at the Annual Meeting, it is deemed present for quorum purposes for the remainder of the Annual Meeting and any adjournments of the Annual Meeting unless a new record date is or must be set for the adjourned meeting. If a quorum is not present, the holders of record of a majority of such shares present and entitled to vote may adjourn the Annual Meeting until a quorum is obtained.

Security Ownership of Certain Beneficial Owners and Management of URI Stock

        As of the record date, directors and executive officers of URI as a group beneficially owned and were entitled to vote approximately 665,293 shares of URI common stock, representing approximately 2.2% of the shares of URI common stock issued and outstanding. All of the directors and executive officers of URI who are entitled to vote at the Annual Meeting have advised URI that they intend to vote their shares of URI common stock in favor of each of the proposals, although such persons have not entered into agreements obligating them to do so.

        In addition, Resource Capital Fund V L.P., which beneficially owned approximately 31.1% of URI's common stock as of the record date, has publicly indicated its support for the Share Issuance Proposal, although RCF has not entered into any agreement obligating it to vote in favor of the Share Issuance Proposal or any other proposal before the Annual Meeting.

        See page 109 of this proxy statement for additional information about beneficial ownership of URI common stock by URI's directors, executive officers and significant stockholders.

Required Vote

        Assuming the existence of a quorum at the Annual Meeting, the following vote is required for each proposal:

  Proposal 1—Share Issuance.    The affirmative vote of a majority of the total votes cast on the proposal at the Annual Meeting in person or by proxy is required to approve the issuance of URI common stock pursuant to the Transaction Agreement. Abstentions and broker non-votes will not be treated as votes cast on this proposal and thus will have no effect on the outcome of this proposal.

  Proposal 2—Election of Directors.    The Company's directors are elected by a plurality, and the five nominees for director who receive the most "FOR" votes at the Annual Meeting in person or by proxy will be elected to the Board of Directors. Abstentions, "broker non-votes" and shares that are voted "withhold" in regards to a director nominee will not be counted toward such nominee's election and will have no effect on the outcome of the election.

  Proposal 3—Ratification of Independent Registered Public Accountants.    The affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting in person or by proxy is required to ratify the appointment of the independent registered public accountants. Abstentions and "broker non-votes" are not treated as cast either for or against the proposal, and therefore will not affect the outcome of the vote.

  Proposal 4—Advisory Approval of the Compensation of Our Named Executive Officers.    The affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting in person or by proxy is required to approve, by non-binding vote, the compensation of the Company's named executive officers. Abstentions and "broker non-votes" are not treated as cast either for or against the proposal, and therefore will not affect the outcome of the vote.

        Shares will be voted on each proposal as instructed in the accompanying proxy. However, if no instructions are given on a validly signed and returned proxy (other than in respect of "broker non-votes"), the shares will be voted in accordance with the Board's recommendations as follows: (i) "FOR" the approval of the issuance of URI common stock pursuant to the Transaction Agreement, (ii) "FOR" the election of the five director nominees named in this proxy statement, (iii) "FOR" ratification of the appointment of Hein & Associates LLP as our independent registered public accountants for the year ending December 31, 2015, and (iv) "FOR" advisory approval of the compensation of our named executive officers.

Voting by Proxy

General

        This proxy statement is being sent to you on behalf of URI's Board of Directors for the purpose of requesting that you allow your shares of URI common stock to be represented at the meeting by the persons named in the enclosed proxy card. All shares of URI common stock represented at the meeting by properly executed proxy cards, voted over the telephone or voted over the Internet will be voted in accordance with the instructions indicated on those proxies. If you hold shares in your name and sign and return a proxy card or submit a proxy by telephone or over the Internet without giving specific voting instructions, your shares will be voted "FOR" the Share Issuance Proposal and each of the other proposals.

Revoking Your Proxy

        You have the right to revoke a proxy, whether delivered over the Internet, by telephone or by mail, at any time before it is exercised, by voting again at a later date through any of the methods available to you, by attending the meeting and voting in person, or if you are a holder of record, by giving written notice of revocation to URI prior to the time the meeting begins. Written notice of revocation should be mailed to: Uranium Resources, Inc., Attention: Secretary, 6950 S. Potomac Street, Suite 300, Centennial, Colorado 80112.

Voting in Person at the Meeting

        All stockholders of record may vote their shares in person by attending the meeting and submitting the ballot that will be provided there. If your shares are held in "street name," you may vote in person at the meeting if you have a document known as a "legal proxy" from the holder of record. You will need to ask the broker, bank or other nominee holding your shares for a legal proxy and bring the legal proxy with you to the meeting. You will not be able to vote your shares at the meeting without a legal proxy. If you request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the meeting and vote in person or legally appoint another proxy to vote on your behalf.

Board Recommendation

        The URI Board of Directors unanimously recommends that its stockholders vote "FOR" each of the proposals.

        After determining that it is advisable and in the best interests of URI and its stockholders to consummate the Transaction as contemplated by the Transaction Agreement, URI's Board of Directors unanimously authorized, approved, and declared advisable the issuance of shares of URI common stock in accordance with the Transaction Agreement.

        There are certain risks associated with the Transaction. See "Risk Factors" beginning on page 36 of this proxy statement for more information regarding such risks. URI stockholders should carefully read this proxy statement in its entirety for more detailed information concerning the Transaction. In particular, URI stockholders are directed to the Transaction Agreement, which is attached as Annex A to this proxy statement.

Solicitation of Proxies; Payment of Solicitation Expenses

        URI is providing these proxy materials in connection with the solicitation by its Board of Directors of proxies to be voted at our Annual Meeting. URI will bear all expenses incurred in connection with the solicitations of proxies. In addition to the solicitation of proxies by mail, URI may ask brokers and bank nominees to solicit proxies from their principals and will pay the brokers and bank nominees their expenses for the solicitation. URI's directors, officers and employees also may solicit proxies by mail, telephone, electronic or facsimile transmission or in person.

Adjournments and Postponements

        Although it is not currently expected, the meeting may be adjourned on one or more occasions for the purpose of soliciting additional proxies if a quorum is not present at the meeting. An adjournment generally may be made with the affirmative vote of the owners of a majority of the shares of URI common stock present in person or represented by proxy and entitled to vote thereon if no quorum is present or, if a quorum is present, if the number of votes favoring the action cast by the owners of the shares entitled to vote thereon exceeds the votes opposing the action cast by such shareowners. Any adjournment of the meeting for the purpose of soliciting additional proxies will allow URI shareowners who have already sent in their proxies to revoke them at any time prior to their use at the meeting as adjourned.

Other Business

        URI does not expect that any matter other than the proposals listed above will be brought before the meeting. If, however, other matters are properly brought before the meeting, or any adjournment or postponement of the meeting, the persons named as proxies will vote in accordance with their judgment.

Inspectors of Election

        Representatives from Computershare, the Company's transfer agent, will serve as the inspectors of election.

Questions

        If you would like to receive additional copies of this proxy statement, without charge, or if you have questions about the meeting, including the procedures for voting your shares, you should contact us at: Uranium Resources, Inc., Attention: Secretary, 6950 S. Potomac Street, Suite 300, Centennial, Colorado 80112, or by calling (303) 531-0470.

THE TRANSACTION

        This discussion of the Transaction is qualified in its entirety by reference to the Transaction Agreement, which is attached to this proxy statement as Annex A. You should read the entire Transaction Agreement carefully as it is the legal document that governs the Transaction.

Background of the Transaction

        In early to mid-2013, URI's Board of Directors brought in a new management team to develop a strategy to reposition URI and prepare for an expected rebound in uranium markets circa 2015 to 2020. URI had legacy mineral properties located in historical U.S. uranium operating provinces in South Texas and New Mexico. URI management spent much of 2013 resolving liquidity issues by closing and consolidating five offices and operating locations into one location in Centennial, Colorado along with other cost reduction initiatives, as well as completing capital finance transactions that raised approximately $27.0 million from November 2013 through June 2015.

        Beginning in the second half of 2013, URI management began developing strategies to expand URI's existing mineral property portfolio through strategic acquisitions of mineral properties or operating assets. The strategy focused on in-situ recovery projects with low cost and near-term production opportunities for existing stand-alone operations, developed and undeveloped mineral properties. URI management evaluated five acquisition candidates between late 2013 and the end of 2014, all located in uranium provinces which could utilize either of URI's two licensed uranium processing facilities located in South Texas. URI successfully closed a transaction with Rio Grande Resources ("RGR") in November 2014 whereby URI exchanged undeveloped mineral properties included in URI's Roca Honda Project located in New Mexico for undeveloped mineral properties owned by RGR located in South Texas.

        In May and October of 2014, URI also began conversations with representatives from Cantor Fitzgerald Canada Corporation, an affiliate of Cantor Fitzgerald & Co., which we refer to as Cantor Fitzgerald, about growth by way of merger and acquisition strategies. Cantor Fitzgerald presented URI management with several potential uranium opportunities, including Anatolia's ISR project located in central Turkey. At that time, URI was already involved in a U.S. based acquisition investigation, but URI management suggested that there may be some interest in off-shore opportunities once that was completed.

        On January 15, 2015, Anatolia issued a press release entitled "Hydro-Geological Flow Test Results Indicate Higher Production Flow Rates." As a result of this press release, URI management contacted Cantor Fitzgerald and suggested that URI would be interested in evaluating Anatolia. Anatolia's Temrezli Project was nearing completion of a Pre-Feasibility Study and its Preliminary Economic Assessment issued in July 2013 had estimated Temrezli's operating costs at $22.30 per pound U3O8 which placed the project in the lower quartile of world-wide mine operating costs. In addition, Anatolia was pursuing a permitting and construction critical path which would result in production in late 2016.

        At URI's request, Cantor Fitzgerald contacted Paul Cronin, who was Anatolia's then-acting Managing Director, and inquired about Anatolia's interest in evaluating a potential business combination with URI. Christopher M. Jones, URI's President and Chief Executive Officer, had met Mr. Cronin as a result of Mr. Cronin's past employment by RMB Resources ("RMB"), a division of FirstRand Bank. Mr. Cronin was also familiar with URI through URI's acquisition of Neutron Energy, Inc. ("Neutron") in August 2012. RMB had been a significant lender to Neutron, and URI satisfied Neutron's indebtedness to RMB through a combination of cash payments and the issuance of URI stock. Mr. Cronin indicated that he would be in Colorado the last week of January 2015 and would like to meet to explore this idea.

        Prior to meeting with Mr. Cronin, Mr. Jones contacted the individual members of URI's Board of Directors to discuss the Anatolia opportunity. Mr. Jones also contacted representatives of RCF to discuss the Anatolia opportunity. RCF had performed an acquisition investigation of Anatolia circa 2006. In addition, as a result of restrictive covenants contained in the Loan Agreement entered into between URI and RCF in November 2013, URI requires RCF's consent to pursue the acquisition of Anatolia.

        On January 26, 2015, Cantor Fitzgerald, based on publicly available information, provided an overview of Anatolia as well as certain preliminary transaction considerations to URI's acquisition team, consisting of Mr. Jones, Jeffrey L. Vigil, URI's Chief Financial Officer, and Charles Magolske, a business development consultant to URI.

        On January 28, 2015, Mark K. Wheatley, an independent director of URI based in Sydney, Australia, distributed an information summary he prepared on Anatolia to the URI Board of Directors, setting forth certain advantages and disadvantages of pursuing a business combination with Anatolia.

        On January 30, 2015, Mr. Cronin met with Mr. Jones, Mr. Vigil and Mr. Magolske at URI's offices in Centennial, Colorado. Mr. Cronin provided an overview on the Temrezli Project, and in particular emphasized that Anatolia would be releasing a preliminary feasibility study on the Project. Mr. Cronin indicated that Anatolia management believed Anatolia was undervalued relative to its market capitalization compared to the economic value that Temrezli would produce.

        On February 2, 2015, as follow-up to the January 30, 2015 meeting, Mr. Jones provided a written communication to Mr. Cronin that discussed the benefits that a business combination would provide to the shareholders of Anatolia and URI and the combined business.

        The benefits that URI provides to Anatolia included:

  •
  A NASDAQ listing in the U.S., current liquidity (approximately US$400,000 in stock traded daily), and URI's experience in dealing with U.S. security laws and regulations since 1977.

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  Access to the US and Canadian markets for project financing, as well as the potential to access URI's existing major stockholders to help finance the Temrezli Project.

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  Likely support of a business combination from URI investors such as RCF and RMB.

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  Quick consideration of the business combination from the URI Board of Directors, and likely support for a good deal.

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  URI's Texas drilling program assets and Cebolleta Project.

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  URI's management team based in Denver and operations team based in South Texas, and URI's ability to support engineering and other studies in one of the key mining cities of North America. As well, URI can devote or obtain internal resources to help produce final engineering for the Temrezli Project in Turkey.

        The benefits that Anatolia provides to URI included:

  •
  A near term, well planned, low cost project in a good business jurisdiction.

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  A strong team on the ground in Turkey to finish permitting, solve community challenges and build the project.

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  Potential new markets for off-take contracts due to recent efforts to place uranium in the marketplace.

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  Access to experienced, valuable directors, who would benefit URI's Board.

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  Increased access to European and Asian financial markets.

        Potential benefits for the combined business included:

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  An increased option value on the price of uranium (more pounds and a more linear near and long term production profile).

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  A solid production presence in both the U.S. and Turkey over the long term—reducing any market discount for operating in either of the jurisdictions.

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  Easily managed corporate social integration—the URI and Anatolia teams appeared to be complimentary and URI recognized the value of established Anatolia team members and expertise.

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  The potential to achieve a higher combined market capitalization, which could reduce dilution in future capital raises, due to a re-rate for near term production and an increase in the overall uranium resource, unlike some recently announced mergers in the uranium industry which resulted in decreased market values.

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  Reduced overall costs associated with regulatory compliance as most costs are already part of URI's spend.

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  As needed, a combined listing in the U.S. and Australia that could afford both U.S. and Australian shareholders a platform for increased volume and liquidity.

        On February 3, 2015, Mr. Cronin responded to Mr. Jones' written communication by acknowledging the positives of a business combination and indicating that he would discuss this at the upcoming Anatolia Board meeting scheduled for February 3, 2015. Mr. Cronin also expressed concern about Anatolia's ability to move quickly due to a small working staff and the staff's current work loads.

        On February 3, 2015, Mr. Jones met with representatives of RCF who offered support for a deal with Anatolia and offered to provide access to RCF's previous work on Anatolia. Also on February 3, 2015, Mr. Wheatley prepared and sent research and editorial comments about Anatolia to Mr. Jones and Terrence Cryan, Chairman of URI's Board of Directors.

        On February 4, 2015, Mr. Jones sent a draft confidentiality agreement to Mr. Cronin while also acknowledging the challenges and impact that pursuing business combination would have on Anatolia's staff. Mr. Jones offered that much of the work would involve interaction with Anatolia's consultants, such as Tetra Tech Inc., which has offices in Colorado. On February 5, 2015, the parties executed a confidentiality agreement.

        On February 9, 2015, the URI Board of Directors held a meeting at which URI management updated the Board regarding discussions and a preliminary desktop evaluation of a business combination with Anatolia. Representatives from Cantor Fitzgerald presented and discussed an overview of Anatolia as well as certain preliminary transaction considerations. URI management also presented a draft letter of interest to be sent to Anatolia, which was reviewed and discussed by the Board of Directors.

        On February 10, 2015, Mr. Jones sent a draft letter of interest to the Anatolia Board of Directors. The letter of interest expressed the benefits of a business combination between URI and Anatolia and the value that URI would bring to the combined company. The letter of interest also proposed an all-stock exchange whereby Anatolia shareholders would exchange their shares for URI shares at an exchange ratio that would provide a meaningful premium over Anatolia's current market price, subject to customary due diligence. URI also indicated that it would consider a dual listing on the ASX. URI proposed exclusivity through April 30, 2015 during which time the parties could conduct due diligence, with URI taking efforts to mitigate distractions to Anatolia's business and employees. The letter of interest also stated that URI would consider retaining most or all of

Anatolia's employees and would offer two seats on the URI Board of Directors to Anatolia directors post-closing. URI asked for a response by February 13, 2015.

        On February 12, 2015, Mr. Cronin provided a response to the URI letter of interest from Anatolia's Board of Directors. The Anatolia Board recognized the strong rationale and potential benefits of a business combination and suggested negotiating a non-binding term sheet before beginning formal due diligence or granting exclusivity. The Anatolia response indicated that Anatolia had been approached by other entities in respect of a potential corporate transaction or full or partial sale of the Temrezli Project. The Anatolia response also indicated that it was crucial for Anatolia shareholders to be offered a significant premium to current market prices to reflect a change of control, the discount of Anatolia's current market capitalization relative to global peers and the strong financial returns and underlying value offered by the Temrezli Project according to the soon to be released preliminary feasibility study rather than the current market capitalization of Anatolia. Anatolia agreed that a scheme of arrangement under Australian law would likely be the best approach for the business combination, subject to investigation of tax consequences, ease of transaction execution and evaluation of deal completion risk.

        On February 16, 2015, Anatolia issued a press release entitled "Pre-Feasibility Study Demonstrates Robust Economics of the Temrezli Uranium Project."

        On February 26, 2015, the URI Board of Directors held a meeting at which URI management presented the investment case to the Board and asked for approval to pursue a non-binding letter of intent for a business combination with Anatolia. After review and extensive discussion, the Board approved the pursuit of a non-binding letter of intent.

        On March 3, 2015, Mr. Jones transmitted a written non-binding letter of intent and term sheet to Mr. Cronin and Anatolia's Board of Directors. The term sheet set forth an exchange ratio of 0.051 URI shares for each share of Anatolia, implying a value of A$0.105 per share to Anatolia shareholders as adjusted for relative currency exchange rates. The proposed share exchange ratio represented premiums of approximately 46% to the current Anatolia closing price and approximately 58% to the 20-day volume weighted average price ("VWAP") for both URI and Anatolia as of March 3, 2015. Anatolia shareholders would own approximately 35% of the combined company. Unexercised options and warrants for Anatolia shares would be exchanged for economically equivalent options and warrants of URI based on the exchange ratio. In addition, two existing Anatolia directors would be invited to join the URI Board of Directors following closing.

        The non-binding letter of intent set forth the following conditions to the Transaction:

  •
  Entry into a definitive agreement.

  •
  Support agreements from Anatolia's directors and officers.

  •
  Support agreements from URI's directors and officers.

  •
  Support agreement from RCF as URI's largest shareholder.

  •
  Satisfaction of each party's due diligence investigations.

  •
  All required shareholder and regulatory approvals.

        The letter of intent and term sheet also provided for full cooperation of each party with the due diligence process of the other party. Anatolia would grant URI exclusivity through April 30, 2015, and Anatolia would be subject to a standstill on the issuance of new debt, equity, options and warrants. URI also stated its intent to honor existing Anatolia change of control obligations, although the term sheet provided that Anatolia would not enter into new employment agreements that contain new change of control provisions. The term sheet also provided a mutual break fee of $1.5 million, non-solicitation provisions and the right of URI to match any superior proposals within five days of receipt by Anatolia, all prior to execution of definitive documentation. The offer set forth in the letter of intent and term sheet was valid until 5 pm Denver time on March 10, 2015.

        On March 4, 2015, URI and Cantor Fitzgerald agreed to the terms of an advisory agreement related to the proposed Transaction.

        On March 7, 2015, Mr. Cronin provided the response of the Anatolia Board of Directors to URI's March 3, 2015 proposed non-binding letter of intent. Anatolia would not provide exclusivity to URI without an improvement in the exchange ratio. The Anatolia response referenced the completion of the preliminary feasibility study for the Temrezli Project which indicated a net present value of US$191.1 million, or approximately 12 times Anatolia's enterprise value. In addition, the Anatolia response indicated that other parties had continued to express interest in Anatolia, and that indicative non-binding terms from some of the other parties were substantially superior to URI's proposal. Anatolia indicated that it would continue discussions with URI concerning a business combination that is fairly priced and structured in a manner that ensures that shareholders of both companies would support the Transaction.

        On March 7, 2015, Mr. Jones contacted Mr. Cronin to discuss Anatolia's response. Mr. Cronin indicated that Anatolia was expecting a competing offer at A$0.12 per share and that an offer of A$0.13 per share from URI would secure exclusivity.

        On March 8, 2015, URI management submitted its analysis to the URI Board of Directors in support of raising the exchange ratio to an implied value of A$0.13 per share, based on the following:

  •
  The analysis showed that even with the increased premium, the price-to-net-present-value ratio at 0.2x is relatively low compared to industry comparable transactions.

  •
  Anatolia is undervalued because of low trading liquidity, recent turnovers in management and the declining investor sentiment for resource extraction companies.

  •
  The Transaction would be transformational for URI, as it provides a quicker path to production and eventual re-rating as a producer.

  •
  The Transaction would allow URI to raise additional capital because of increased availability under its shelf registration statement following closing.

        On March 9, 2015, the URI Board of Directors held a meeting to discuss URI management's recommendation to increase the offer to Anatolia. Cantor Fitzgerald presented certain comparative transaction analysis based on an implied value of A$0.13 per share versus A$0.105 per share. After discussion, the URI Board approved the increase in the offer as recommended.

        On March 9, 2015, URI provided a revised non-binding letter of intent to Anatolia setting forth an exchange ratio of 0.068 URI shares for each Anatolia share. Based on the proposed exchange ratio, Anatolia shareholders would own approximately 42% of the combined company.

        On March 10, 2015, Mr. Cronin sent a response from the Anatolia Board to URI's revised non-binding letter of intent. The Anatolia response found the proposed exchange ratio acceptable but sought to end exclusivity sooner than April 30, 2015 as proposed by URI, and such exclusivity would be subject to the Anatolia Board's consideration of a superior proposal in accordance with guidance from the Australian Takeovers Panel. Also, Anatolia would only agree to a break fee equal to 1% of its equity value pursuant to guidance from the Australian Takeovers Panel, and such break fee would only be payable following execution of definitive documentation. The Anatolia response also noted that the Anatolia Board had awarded Mr. Cronin options that would be subject to shareholder approval, and that such options had to be excepted from the prohibition on equity awards set forth in URI's proposed letter of intent.

        On March 11, 2015, Mr. Jones sent a revised letter of intent to Mr. Cronin with the following changes:

  •
  The exclusivity provision would allow for a fiduciary out, provided that Anatolia would reimburse URI for its expenses in an amount up to US$75,000 if Anatolia terminated the exclusivity period on or before April 1, 2015, and US$150,000 if Anatolia terminated the exclusivity period after April 1, 2015 but before April 17, 2015.

  •
  The break fee would be subject to reduction as required under Australian law.

  •
  URI requested permission to approach four significant Anatolia's shareholders, subject to Anatolia's right to join such approach.

  •
  A revised termination date for exclusivity to April 17, 2015.

        On March 12, 2015, Mr. Cronin informed Mr. Jones of the Anatolia Board's acceptance of the revised letter of intent. Mr. Cronin then transmitted the executed document to Mr. Jones.

        On March 12, 2015, URI sent a due diligence request list to Anatolia. URI began daily teleconference calls with its due diligence team comprised of Messrs. Jones, Vigil and Magolske, John Lawrence, URI's General Counsel, Ted Wilton, URI's Chief Geologist, Dain McCoig, URI's Vice President of South Texas Operations, and representatives from Cantor Fitzgerald and RCF.

        During the initial call, representatives of RCF indicated that they would perform significant due diligence on the proposed acquisition of Anatolia. URI and RCF agreed to share due diligence information and findings. RCF also recommended that URI engage Critical Resource Strategy & Analysis Ltd, a London based firm that specializes in political, sustainability and stakeholder risks facing natural resource investments, to perform a political risk analysis and assessment of Anatolia's business operations in Turkey.

        Separately, Hogan Lovells US LLP, URI's legal advisors, proposed Minter Ellison as Australian counsel to assist URI with legal services related to preparation of definitive documentation for the proposed business combination and the process and application for listing on the ASX.

        On March 16, 2015, URI and Anatolia initiated planning for site visits to each other's business locations. Anatolia designated Tom Young, Anatolia's Chief Operating Officer, as its designee to visit URI's New Mexico and South Texas locations. The tours were conducted on March 18, 2015 through March 20, 2015, and Mr. Wilton and Mr. McCoig accompanied Mr. Young on the tours. A representative of RCF also participated in the tours.

        On March 16, 2015, Mr. Wheatley and Mr. Cronin meet in Sydney, Australia to discuss the proposed Transaction.

        On March 17, 2015, URI management updated the URI Board of Directors regarding Anatolia activities including due diligence updates from Mr. Wilton on technical due diligence, Mr. McCoig on operations due diligence, Mr. Lawrence on legal due diligence and Mr. Vigil on financial due diligence.

        Messrs. Jones and Wilton conducted site visits of Anatolia's operations in Turkey from March 30, 2015 through April 3, 2015, accompanied by Mr. Cronin and Cevat Er, Anatolia's Country General Manager. Representatives of RCF also participated in the site visits. On March 21, 2015, in advance of the site visits, RCF and Anatolia entered into a confidentiality agreement. In addition, URI retained the Bener Law Office as legal advisers in Turkey to assist with URI's review of Anatolia's operations.

        During the period mid-March 2015 through mid-April 2015, both companies conducted due diligence on each other. The material findings of URI included the following:

  •
  Anatolia's overall resource estimates were validated, subject to further evaluation of the amount of minable resource and the overall recovery rate.

  •
  The use of natural attenuation at the Temrezli Project for aquifer restoration.

  •
  The use of ponds rather than disposal wells for wastewater management.

  •
  The public relations efforts by Anatolia to date were nascent and Anatolia was in the process of developing a public relations strategy. A perceived lack of public outreach was identified as an issue that could affect timing for the permitting and licensing process.

  •
  Anatolia's responses to due diligence requests relating to its operations and assets in Turkey were initially incomplete, and URI concluded that it needed additional information before it could pursue the business combination.

  •
  URI identified an opportunity to utilize the central processing plant located at URI's Rosita property near San Diego, Texas for the central processing plant at the Temrezli Project. URI estimated a possible US$8.0 million to US$11.0 million capital cost reduction (savings) for the Temrezli Project.

        On March 27, 2015, Minter Ellison distributed a draft of the Transaction Agreement to Hogan Lovells and URI management. On April 1, 2015, Minter Ellison circulated a draft of the Transaction Agreement to Anatolia. On April 8, 2015, Steinepreis Paganin, Anatolia's legal advisors, sent comments on the Transaction Agreement to Minter Ellison.

        On April 8, 2015, representatives of Cantor Fitzgerald and Mr. Vigil and Mr. Lawrence discussed delivery of a fairness opinion to URI's Board of Directors in connection with the Transaction. Mr. Lawrence determined that URI should obtain a fairness opinion from an independent financial advisor that does not earn a fee upon the successful closing of the Transaction.

        On April 13, 2015, URI engaged mineral resource consultants to develop a global mineral resource report for the Temrezli uranium deposit. The resulting technical work would also provide a basis for developing an overall mine plan for the Temrezli Project in the next phase of either upgrading the preliminary feasibility study or preparation of a final feasibility study.

        On April 17, 2015, RCF advised URI that RCF would require additional time to complete its due diligence review of Anatolia and prepare an analysis for presentation to RCF's investment committee, which would ultimately determine (i) whether RCF would consent under the Loan Agreement between RCF and URI to URI's entry into the Transaction, (ii) whether RCF would support the Transaction as a significant shareholder of URI, and (iii) the extent to which RCF would be interested in providing project financing for the Temrezli Project.

        On April 21, 2015, URI and Anatolia executed a supplement to the non-binding letter of intent which extended the exclusivity period to May 8, 2015 and granted URI's consent to Anatolia pursuing a proposed convertible debt offering, subject to URI's right of first refusal to subscribe to the offered securities.

        On April 22, 2015, RCF notified URI that RCF had engaged Golder Associates, Inc. and Mine and Quarry Engineering Services, Inc. to provide consulting support for metallurgical and hydrological due diligence on the Temrezli Project.

        On April 29, 2015, Mr. Vigil contacted representatives of Roth Capital Partners, LLC to inquire about Roth's capabilities and interest in providing a fairness opinion for the proposed Transaction. Roth Capital confirmed its ability to review the Transaction and advise the URI Board of Directors concerning the fairness of the Transaction. On April 30, 2015, URI received a draft engagement letter from Roth Capital for its proposed services to provide the fairness opinion to URI's Board of Directors. On May 1, 2015, URI and Roth Capital executed the engagement letter.

        On May 4, 2015, the mineral resource consultants retained by URI finalized a mineral resource report for the Temrezli uranium deposit. The report confirmed the global resource of 9.363 million pounds of U3O8. Their report validated the separate and independent resource modeling that was performed by RCF and Anatolia's resource model. The report noted that addressable or minable resource will require further evaluation.

        Also on May 4, 2015, Minter Ellison provided a revised draft of the Transaction Agreement to Steinepreis Paganin. Steinepreis Paganin provided comments to the Transaction Agreement to Minter Ellison on May 6, 2015.

        On May 8, 2015, representatives of RCF met with URI management to discuss RCF's investment analysis findings. The RCF representatives noted that for URI to obtain approval of the RCF investment committee, the implied value of the exchange ratio could not exceed A$0.10 per share. Following the business meeting, URI and RCF conducted a technical group meeting to review technical due diligence findings.

        Also on May 8, 2015, RCF provided a term sheet to URI setting forth the terms and conditions of RCF's consent to the proposed Transaction with Anatolia and for RCF's support as a shareholder of URI.

        Minter Ellison provided a revised draft of the Transaction Agreement to Steinepreis Paganin on May 8, 2015. Mr. Cronin provided an email response to outstanding issues in the Transaction Agreement on May 8, 2015.

        Mr. Jones contacted Mr. Cronin on May 10, 2015 to discuss a change in the exchange ratio. On May 11, 2015, Mr. Jones contacted Mr. Cronin and indicated that the revised exchange ratio would be equal to 0.0572, citing technical due diligence findings as a primary reason for the change in URI's valuation of Anatolia.

        On May 12, 2015, RCF provided a revised term sheet which modified the terms and conditions for consent and shareholder support.

        Also on May 12, 2015, the URI Board of Directors held a meeting addressing Transaction matters. URI management discussed the revised offer that Mr. Jones had conveyed to Mr. Cronin with an exchange ratio of 0.0572. Representatives of Cantor Fitzgerald presented certain transaction analysis based on parameters provided by URI, and representatives of Roth Capital presented an analysis of the fairness of the proposed Transaction to URI's shareholders. In addition, Hogan Lovells reviewed the fiduciary duties of the Board in the context of the Transaction. Management presented its due diligence findings, including technical due diligence by Mr. Wilton and legal due diligence by Mr. Lawrence. After extensive discussion and consideration, the URI Board authorized Mr. Jones to negotiate a marginally increased exchange ratio for each Anatolia share if needed.

        On May 15, 2015, Mr. Jones provided Mr. Cronin and the Anatolia Board with a written revised offer which lowered the exchange ratio to 0.0572 URI shares for each Anatolia share. The revised exchange ratio represented a premium of approximately 20% based on the 20-day VWAP for both URI and Anatolia as of May 14, 2015, and Anatolia's shareholders would own approximately 37% of the combined company. URI also offered to provide Anatolia with a non-dilutive bridge financing in the amount of A$1.0 million by way of convertible notes, with a 12% coupon and a conversion rate of A$0.08 per share.

        On May 17, 2015, Mr. Cronin provided Anatolia's written response to URI. Anatolia addressed the technical arguments for a reduced URI offer in detail, and refuted them noting that an improved offer would be required to advance the Transaction, and noted that Anatolia would require interim financing of A$2.0 million in advance of closing due to the deal timeline potentially impacting Anatolia's ability to continue the pace of development work at the Temrezli Project.

        On May 18, 2015, RCF provided URI with a revised term sheet for its consent and support.

        On May 19, 2015, URI provided Anatolia with a revised offer setting forth an exchange ratio of 0.0607 URI shares for each Anatolia share, which revised offer contained an expiration of 5:00 p.m., Perth time, on May 21, 2015. The proposed exchange ratio represented premiums of approximately 31% based on the 20-day VWAP, 28% based on the 5-day VWAP and 26% based on the current price for both URI and Anatolia as of May 18, 2015. Anatolia shareholders would own approximately 39% of the combined company. URI would provide Anatolia with a A$2.0 million convertible bridge loan. RCF provided a letter of support for project financing and approval of the Transaction. The revised offer was permitted to expire on May 21, 2015.

        On May 26, 2015, Mr. Jones contacted Mr. Cronin and made an improved offer at an exchange ratio of 0.0658 URI shares for each Anatolia share, and requested that Mr. Cronin seek agreement from the Anatolia Board prior to Mr. Jones seeking agreement from the URI Board and RCF. On May 27, 2015, Anatolia's Board conditionally approved the revised offer subject to resolution of outstanding matters including the terms of the definitive documentation of the Transaction.

        As a result of Anatolia's conditional approval of the revised offer, the URI Board of Directors scheduled a meeting for May 28, 2015. URI requested that Roth Capital provide an update to the URI Board of its analysis of the fairness of the Transaction to URI's shareholders. Roth also provided a draft opinion letter.

        On May 28, 2015, the URI Board convened a meeting to review and discuss the revised offer. Once again, representatives of Cantor Fitzgerald presented certain transaction analysis based on parameters provided by URI, and representatives of Roth Capital presented the updated analysis of the fairness of the proposed Transaction to URI's shareholders. In addition, Hogan Lovells again reviewed the fiduciary duties of the Board in the context of the Transaction, and management provided an update on due diligence matters and status of the negotiation process. After extensive discussion and consideration, the URI Board conditionally approved the revised offer subject to resolution of outstanding matters including the terms of the definitive documentation of the Transaction.

        Also on May 28, 2015, the RCF investment committee met and approved the revised offer, subject to satisfactory completion of legal due diligence for general corporate matters, permits/licenses and litigation.

        On May 29, 2015, drafts of the Transaction Agreement and related ancillary documents and an initial draft of a convertible loan term sheet prepared by Hogan Lovells were circulated internally to URI and Minter Ellison. Minter Ellison circulated a revised draft of the Transaction Agreement and ancillary documents to Steinepreis Paganin and Anatolia on May 30, 2015.

        As part of the ongoing negotiation for the non-economic terms of the Transaction Agreement, on May 30, 2015, Mr. Cronin contacted Mr. Jones and indicated that Anatolia would like a break fee if RCF does not vote for the deal, asked URI to weaken the language of RCF's legal due diligence conditions and indicated that Anatolia will consider being obligated to clear all legal due diligence items before closing. Mr. Cronin and Mr. Jones also discussed the composition of URI's Board post-closing of the Transaction.

        As a follow up to the Board composition discussion, on May 30, 2015, URI further evaluated the question of whether Anatolia executive officers appointed to URI's Board would be "independent." It was determined that any former Anatolia director or officer would be independent pursuant to NASDAQ rules.

        On June 1, 2015, Minter Ellison circulated a revised draft of the Transaction Agreement and ancillary documents concurrently to URI and Anatolia with a change to provide Anatolia with termination rights and entitlement to a break fee if RCF withdraws its support for the Transaction. Over the course of the day, Minter Ellison and Steinepreis Paganin exchanged comments and revised drafts of the Transaction Agreement and ancillary documents.

        Also on June 1, 2015, Hogan Lovells circulated a term sheet for a convertible loan from URI to Anatolia.

        On June 2, 2015, Anatolia requested further changes to the Transaction Agreement, including a termination right if the convertible loan documents are not finalized by June 22, 2015 or if RCF withdraws support due to legal due diligence issues. Anatolia also circulated revisions to the convertible loan term sheet noting an updated budget and revised security provisions.

        Also on June 2, 2015, RCF provided its final consent to URI's entry into the Transaction Agreement and an indication that RCF intends to vote in support of the Transaction. URI provided a revised convertible loan term sheet and the RCF letter of support to Anatolia. The RCF letter includes a condition that nine incomplete legal due diligence items will be resolved prior to providing its final consent and support for the Transaction in advance of closing. After review of RCF's letter of support, Anatolia proposed changes to the letter, asked for termination provisions for certain problems associated with URI mineral property title, leases or licenses should they be determined not to be in good standing and requested that the Black-Scholes option valuation parameters for volatility be agreed to in the Transaction Agreement. URI initially proposed a volatility factor of 40% for URI stock for the Black-Scholes option valuation before the parties agreed to a 60% volatility factor for both companies.

        After resolution of the RCF matters and the Black-Scholes valuation matter, the negotiations were concluded at that point and, at 6:28 am Denver time on June 3, 2015, the parties executed the Transaction Agreement. A press release announcing the Transaction was lodged for distribution in the U.S. at 7:30 am Denver time and for distribution in Australia prior to the ASX open on June 4, 2015 at 10:00 am Perth time.

URI Reasons for the Transaction

        In reaching its unanimous determination that it is advisable and in the best interests of URI and its stockholders to complete the Transaction as contemplated by the Transaction Agreement and to recommend that URI stockholders vote "FOR" the issuance of shares of URI common stock pursuant to the Transaction Agreement as described in this proxy statement, URI's Board of Directors consulted and received advice from its financial and legal advisors and URI's management and considered a number of factors, including the following material factors:

  •
  the addition of Anatolia's Temrezli Project, which management believes is one of the world's best undeveloped high grade ISR amenable uranium deposits;

  •
  the potential to return to uranium production sooner than would be otherwise be possible with URI's existing asset portfolio;

  •
  the ability to leverage the idle Rosita ISR processing facilities in South Texas by moving it to Turkey for use at a long-life, high-grade uranium project to generate strong returns for shareholders;

  •
  the addition of Anatolia's portfolio of nine licenses in Turkey, including Anatolia's highly prospective Sefaatli Project, which has the potential to evolve into a long life satellite operation to Temrezli;

  •
  the potential for URI to be re-rated as a uranium producer sooner than on a stand-alone basis;

  •
  the creation of a larger, international uranium development company, with a combined market capitalization of approximately US$68.1 million (at the time of entry into the Transaction Agreement) that is expected to be more favorably positioned with potential utility customers;

  •
  improved access and greater appeal to global equity capital markets through listings on both the NASDAQ and the ASX, and expected Board representation from the United States, the United Kingdom and Australia;

  •
  strengthened stockholder base through the combination of the stockholders of each of the companies, which includes a number of institutional, specialist resources and strategic investors, including Resource Capital Funds, BlackRock Investments, Global X Management, RMB Resources, Exploration Capital Partners (Sprott), Aterra Capital, and Azarga Uranium Corp;

  •
  expected increase in trading liquidity and coverage by uranium sector analysts;

  •
  the establishment of a strong platform to continue developing a leading uranium production, development and exploration business through both organic growth and/or further corporate transactions;

  •
  geographic diversification through the addition of international assets introduced by Anatolia;

  •
  the opinion of Roth to the effect that, subject to the matters considered by Roth in preparing its opinion, as of May 28, 2015, the share exchange ratio and the aggregate consideration payable to Anatolia securityholders pursuant to the Transaction Agreement was fair to URI from a financial point of view; see "—Opinion of Financial Advisor to the URI Board of Directors" beginning on page 66 of this proxy statement;

  •
  the terms and conditions of the Transaction Agreement, including the following related factors:

  •
  the ability to terminate the Transaction Agreement in certain circumstances;

  •
  existence of no shop and no talk restrictions;

  •
  break fee requirements; and

  •
  the fact that the representations, warranties and covenants of URI and Anatolia are generally reciprocal; and

  •
  the results of the due diligence review of Anatolia by URI's management, legal advisors and outside consultants.

        The URI board acknowledged that the Transaction requires a statement of no objection from ASIC, Court approval, regulatory notifications and approvals from the securityholders of Anatolia and customary waivers from ASX.

        The URI board also considered potential risks and potentially negative factors concerning the Transaction in connection with its deliberations on the Transaction and the other transactions contemplated by the Transaction Agreement, including the following:

  •
  the fact that the shares of URI common stock to be issued to Anatolia shareholders in the Transaction is anticipated to represent approximately 41% of the outstanding common stock of the combined company immediately after the completion of the Transaction, thus causing existing URI stockholders to experience significant dilution in their percentage ownership of URI as a result of the Transaction;

  •
  the challenges and costs of combining regulatory and administrative operations of a U.S. company and an Australian company, which could adversely affect the combined company's operating results and prevent the achievement of the anticipated benefits of the Transaction;

  •
  the fact that URI will incur significant costs associated with the Transaction, some of which will be paid regardless of whether the Transaction is completed;

  •
  the fact that, under the terms of the Transaction Agreement, URI must pay to Anatolia a A$319,964 break fee in connection with the Transaction if the Transaction Agreement is terminated under certain circumstances, which may deter other parties from proposing an alternative transaction that may be more advantageous to URI stockholders or which may become payable in circumstances where no alternative acquisition agreement or superior proposal is available to URI;

  •
  the fact that, while URI expects the Transaction to be completed, there can be no assurance that all conditions to the parties' obligations, including with respect to URI obtaining stockholder approval of the Share Issuance Proposal or Anatolia obtaining its required securityholder approvals, to complete the Transaction will be satisfied within the time frames contemplated by the Transaction Agreement and, as a result, the Transaction may not be completed;

  •
  the effect of the pendency of the Transaction and the effect of the delay or failure to complete the Transaction may have on the trading price of shares of URI common stock and incurring and paying significant expenses in connection with the Transaction; and

  •
  the other risks associated with the Transaction and the combined company, including those described in "Risk Factors" beginning on page 36 of this proxy statement and "Cautionary Statement Regarding Forward-Looking Statements" beginning on page 34 of this proxy statement.

        The foregoing discussion of factors considered by the URI board is not intended to be exhaustive. In view of the wide variety of factors considered in connection with its evaluation of the Transaction and the complexity of these matters, the URI board did not attempt to quantify, rank or otherwise assign any relative or specific weights to the factors that it considered in reaching its determination to approve the Transaction and the Transaction Agreement. In addition, individual members of the URI board may have given differing weights to different factors. The URI board conducted an overall review of the factors described above and other material factors, including through discussions with, and inquiry of, URI's management and outside legal and financial advisors regarding certain of the matters described above.

Anatolia Reasons for the Transaction

        In reaching its unanimous determination that it is advisable and in the best interests of Anatolia and its securityholders to complete the Transaction as contemplated by the Transaction Agreement and to recommend that Anatolia securityholders vote in favor of the relevant schemes in the absence of a Superior Proposal (as defined in the Transaction Agreement), Anatolia's board of directors (the "Anatolia board") consulted and received advice from its financial and legal advisors and Anatolia's management and considered a number of factors, including the following:

  •
  the very significant increase in average daily share trading liquidity;

  •
  the potential to reduce the upfront capital cost of developing the Temrezli Project through anticipated synergies with URI's Rosita ISR facility estimated to be approximately US$11.0 million, the majority of which is construction and start-up;

  •
  the ability to leverage the skills and knowhow of URI's experienced management and operations teams;

  •
  the consideration represented a premium to Anatolia's recent and historic share trading price (approximately a 47% premium to the volume weighted average price of Anatolia's common stock over the 30 trading days prior to entering into the Transaction Agreement);

  •
  benefits of a NASDAQ listing, in addition to a potential premium valuation typically provided by a North American listing for uranium companies and inclusion in major Exchange Traded Funds (ETF) of uranium equities such as the Global X Uranium ETF;

  •
  the ability to retain material exposure to the upside from development of the Temrezli Project, whilst gaining exposure to the large strategic land positions of URI in the uranium rich regions of New Mexico and South Texas;

  •
  significantly increased leverage to future increases in the price of uranium through exposure to URI's large uranium resource inventory;

  •
  improved funding position;

  •
  the information concerning the improved credit position and financial capacity of the combined company as compared to Anatolia on a standalone basis;

  •
  the other terms and conditions of the Transaction Agreement, including, among other things, the representations, warranties, covenants and agreements of the parties, the conditions to completion of the Transaction, the ability of the Anatolia board to withdraw or change its recommendation in favor of the Transaction in connection with a superior proposal or certain material change related to URI, where the Anatolia board determines in good faith, after consultation with its legal advisors, that the failure to change its recommendation would be reasonably likely to be inconsistent with the Anatolia board's fiduciary duties under applicable law, subject to payment of a termination fee of A$319,964 in the event URI terminates the Transaction Agreement following such recommendation change; and

  •
  the fact that URI has agreed to appoint two representatives of Anatolia to the URI board as of the closing.

        In the course of its deliberations, the Anatolia board also considered a variety of risks and other potentially negative factors concerning the Transaction, including the following:

  •
  the risk that the Transaction will be delayed or will not be completed, including the risk that required approvals may not be obtained;

  •
  the combined company, due to its listing on NASDAQ, will be subject to an additional regulatory regime and currency exposure;

  •
  Anatolia shareholders' ownership in the combined company will be diluted from their current interest in Anatolia;

  •
  the Transaction could result in taxation consequences for Anatolia shareholders earlier than may otherwise have been the case;

  •
  the uncertainty inherent in the future trading price of URI common stock;

  •
  the uncertainty inherent in URI's plan for future projects and the impact of these projects on the future trading price of URI common stock;

  •
  that Anatolia will be required to bear the costs associated with negotiating the Transaction Agreement and attempting to close the Transaction even if it is not ultimately completed;

  •
  that substantial management time and effort will be required to effectuate the Transaction and the related disruption to Anatolia's day-to-day operations during the pendency of the Transaction; and

  •
  that the terms of the Transaction Agreement place restrictions on the conduct of Anatolia's business prior to completion of the Transaction, which may delay or prevent Anatolia from undertaking business opportunities that may arise prior to completion of the Transaction, and the resultant risk if the Transaction is not completed.

        The foregoing discussion of factors considered by the Anatolia board is not intended to be exhaustive. In view of the wide variety of factors considered in connection with its evaluation of the Transaction and the complexity of these matters, the Anatolia board did not attempt to quantify, rank or otherwise assign any relative or specific weights to the factors that it considered in reaching its determination to approve the Transaction and adopt the Transaction Agreement. In addition, individual members of the Anatolia board may have given differing weights to different factors. The Anatolia board conducted an overall review of the factors described above and other material factors, including through discussions with, and inquiry of, Anatolia's management, its inside and outside legal advisors, and its financial advisors regarding certain of the matters described above.

Recommendation of the URI Board

        After careful consideration of various factors described in the section entitled "The Transaction—URI Reasons for the Transaction" beginning on page 62 of this proxy statement, at a meeting held on May 28, 2015, the URI board has unanimously determined that it is advisable and in the best interests of URI and its stockholders to consummate the Transaction as contemplated by the Transaction Agreement. Accordingly, URI's Board of Directors unanimously recommends that URI's stockholders vote "FOR" the approval of the issuance of shares of URI common stock pursuant to the Transaction Agreement.

Opinion of Financial Advisor to the URI Board

        On May 28, 2015, Roth Capital Partners, LLC ("Roth") rendered its written opinion to URI's Board of Directors as to the fairness, from a financial point of view, to URI stockholders of the share exchange ratio and the aggregate consideration payable to Anatolia securityholders provided for in the Transaction pursuant to the Transaction Agreement.

        Roth's opinion was directed to URI's Board of Directors (in its capacity as such) and only addressed the fairness to URI, from a financial point of view, of the share exchange ratio and the aggregate consideration payable to Anatolia securityholders provided for in the Transaction pursuant to the Transaction Agreement and did not address any other aspect or implication of the Transaction. The summary of Roth's opinion in this proxy statement is qualified in its entirety by reference to the full text of its written opinion, which is included as Annex C to this proxy statement and sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Roth in preparing its opinion. However, neither Roth's opinion nor the summary of its opinion and the related analyses set forth in this proxy statement are intended to be, and do not constitute, advice or a recommendation to any URI stockholder as to how such stockholder should act or vote with respect to any matter relating to the Transaction.

        In arriving at its opinion, Roth:

  •
  reviewed execution drafts of the Scheme Implementation Agreement, Share Scheme, Option Scheme, Performance Share Scheme, and Deed Poll and related ancillary documents;

  •
  reviewed certain publicly available and other business and financial information provided by URI;

  •
  reviewed certain internal financial statements and other financial and operating data concerning Anatolia provided by URI;

  •
  reviewed certain financial forecasts relating to Anatolia prepared by the management of Anatolia (the "Anatolia Forecasts") and provided by URI;

  •
  discussed the past and current operations, financial condition and prospects of each of Anatolia and URI with senior management of URI, including the assessments of senior management of URI as to the liquidity needs of, and financing alternatives and other capital resources available to, Anatolia;

  •
  participated in certain discussions with senior management of URI regarding their assessment of the strategic rationale for, and the potential benefits of, the Schemes;

  •
  compared the financial performance of URI and Anatolia, and their stock prices and trading activity respectively, and compared that to certain publicly-traded companies we deemed relevant in preparing the fairness opinion;

  •
  compared certain financial terms of the Schemes to financial terms, to the extent publicly available, of certain other business combination transactions deemed relevant in preparing the opinion;

  •
  reviewed a form of convertible loan term sheet pursuant to which URI would make loans of up to A$2,000,000 to Anatolia before the implementation date, which loans would be convertible into Anatolia shares at a rate of A$0.08 per Anatolia share;

  •
  participated in discussions with certain representatives of URI, and its professional advisors; and

  •
  performed such other analyses and considered such other data, financial studies, analyses and investigations, and financial, economic and market criteria and factors which Roth deemed relevant in preparing the opinion.

        In arriving at its opinion, Roth relied upon and assumed, without independent verification, the accuracy and completion of the information that was publicly available or supplied or otherwise made available to Roth by URI. With respect to the Anatolia Forecasts, Roth assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of Anatolia as to the future financial performance of Anatolia. Roth did not assess the achievability of any projections or the assumptions on which they were based, and expressed no view as to such projections or assumptions. In addition, Roth did not assume any responsibility for any independent valuation or appraisal of the assets, liabilities or business operations of URI or Anatolia, nor was it furnished with any such valuation or appraisal. In addition, Roth did not assume any obligation to conduct, nor did it actually conduct, any physical inspection of the properties or facilities of URI or Anatolia.

        Roth relied upon and assumed, without independent verification, that (a) the Transaction will be consummated substantially in accordance with the terms set forth in the Transaction Agreement and in compliance with the applicable provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended, the Corporations Act 2001 (Cth), and all other applicable federal, state and local statutes, rules, regulations promulgated thereunder and the rules and regulations of The NASDAQ Stock Market, ASX Limited, and any other applicable exchanges, (b) that the representations and warranties of each party in the Transaction Agreement are true and correct, (c) that each party to the Transaction will perform on a timely basis all covenants and agreements required to be performed by it under the Transaction Agreement, and (d) that all conditions to the consummation of the Transaction will be satisfied without waiver thereof. In addition, Roth relied upon and assumed, without independent verification, that the number of Excluded Shareholders, Excluded Optionholders and Excluded Performance Shareholders (each as defined in the Transaction Agreement) will not be material to the Transaction as a whole. Roth further relied upon and assumed, without independent verification, that the final Transaction Agreement when signed by all relevant parties will conform in all material respects to the execution draft of the Transaction Agreement dated May 28, 2015, and that the Transaction will be consummated as described in the draft Transaction Agreement. Roth also relied upon and assumed, without independent verification, that all governmental, regulatory and other consents and approvals contemplated by the Transaction Agreement will be timely obtained and that, in the course of obtaining any of those consents and approvals, no modification, delay, limitation, restriction or condition will be imposed or waivers made that would have a material adverse effect on URI or Anatolia or on the contemplated benefits of the Transaction.

        In its opinion Roth addressed only the fairness, from a financial point of view to the holders of URI shares, as of May 28, 2015, of the share exchange ratio and the aggregate consideration payable to Anatolia securityholders pursuant to the Transaction. Its opinion did not in any manner address any other aspect or implication of the Transaction or any agreement, arrangement or understanding entered into in connection with the Transaction or otherwise, including, without limitation, the fairness of the amount or nature of any compensation to any officers, directors or employees of, or any class of such persons, relative to the consideration in the Transaction. In its opinion Roth also does not address the relative merits of the Transaction as compared to any alternative business strategies that might exist for URI, the underlying business decision of URI to proceed with the Transaction, or the effects of any other transaction in which URI might engage. The issuance of the opinion was approved by an authorized internal fairness committee of Roth in accordance with its customary practice. The opinion was necessarily based on economic, monetary, market, financial and other conditions as they existed and could be evaluated, and the information made available to Roth, as of May 28, 2015. Roth did not express any opinion as to the underlying valuation, future performance or long-term viability of URI or Anatolia. Further, Roth did not express any opinion as to the actual value of the shares of URI when issued pursuant to the Transaction Agreement or the prices at which shares of URI will trade at any time before, after or during the Transaction. Roth did not undertake, and is under no obligation, to update, revise or reaffirm its opinion based on any subsequent developments or events or otherwise. In its opinion, Roth did not address any legal, tax or accounting matters.

        Roth was not requested to, and did not, solicit any expressions of interest from any other parties with respect to any other merger, sale or other business combination involving URI.

        Roth's opinion was furnished for use by URI's Board of Directors (in its capacity as such) in connection with its evaluation of the Transaction and may not be used for any other purpose without Roth's prior written consent. Roth's opinion does not constitute a recommendation to any stockholder of URI as to how such stockholder should vote or otherwise act or refrain from acting on any matter relating to the Transaction.

        The following is a summary of the material financial analyses performed by Roth in preparing its written opinion, dated May 28, 2015, to URI's Board of Directors.

        For purposes of its analysis, Roth calculated the exchange ratio driven off of URI's 20-day volume weighted average price ("VWAP") as of May 26, 2015, to be 0.0658 URI shares for one Anatolia share. Based on this exchange ratio, URI's share price (VWAP as of May 26, 2015) and the 20-day VWAP of URI shares (as of May 26, 2015), Roth calculated the implied equity value of Anatolia to be $26.4 million and, accounting for debt and cash figures provided by management, as of April 30, 2015, Roth calculated the implied enterprise value to be $24.4 million ("Implied Enterprise Value").

Trading Prices

        Roth reviewed the per share trading prices for Anatolia shares during the 52 week period prior to May 27, 2015, and observed the lowest price was $0.046 and the highest price was $0.090. Roth compared these prices to $0.085, the implied offer price to be paid per Anatolia share in the Transaction, calculated using the exchange ratio and URI's 20-day VWAP. Roth also reviewed Anatolia's five year relative stock price performance as compared to the S&P 500 Index, Russell 2000 Index, S&P/TSX Global Mining Index, and against a peer group, and analyzed Anatolia's two year volume history by price. Roth also reviewed Anatolia's stock price performance based on volume and share pricing for the past two years, analyzing certain significant events in the company's recent history.

Comparable Companies Analysis

        Roth performed an analysis of Anatolia's offer multiple against the multiples of Energy Fuels Inc., Uranerz Energy Corp., UR-Energy Inc., Uranium Energy and Denison Mines. Roth chose these companies because of their similarities to the operations of Anatolia. They are U.S. or Canada-listed, publicly traded metals and mining companies with exposure to uranium and have a market capitalization below $1 billion.

        For Anatolia and each of the selected companies, Roth calculated and compared various financial multiples and ratios of Anatolia and the selected comparable companies based on management projections each respective company's public filings for historical information from Capital IQ.

        In its review of the selected companies, Roth considered, among other things, (i) enterprise values ("EV"), (ii) EV as a multiple of reported revenue for the latest twelve-month period ("LTM"), (iii) EV as a multiple of reported earnings before interest, taxes, depreciation and amortization ("EBITDA") for the LTM, (iv) EV as a multiple of estimated revenue for the years 2015, 2016 and 2017 and (v) EV as a multiple of estimated EBITDA for the years 2015, 2016 and 2017.

	Mkt. Cap (05/27/15)	Enterprise Value	EV/ LTM Rev	EV/LTM EBITDA
Minimum	$35.7	$32.1	2.3x	25.8x
25th Percentile	$93.1	$102.4	4.4x	25.8x
Median	$113.0	$138.1	7.1x	25.8x
75th Percentile	$215.4	$235.8	17.2x	25.8x
Maximum	$422.1	$408.5	41.8x	25.8x
Anatolia Energy	$26.4	$24.4	NM	NM

        Roth also considered the EV as a multiple of measured and indicated resources ("M&I Resources") based in millions of pounds.

	Mkt. Cap (05/27/15)	Enterprise Value	M&I Resource	EV/M&I Resource
Minimum	$35.7	$32.1	0.7	$1.1
25th Percentile	$93.1	$102.4	19.2	$4.2
Median	$113.0	$138.1	46.8	$4.8
75th Percentile	$215.4	$235.8	81.7	$7.1
Maximum	$422.1	$408.5	91.5	$48.4
Anatolia Energy Limited	$26.4	$24.4	9.3	$2.6

Precedent Transaction Analysis

        Roth performed an analysis of selected change of control transactions in the mining space that in Roth's judgment were comparable for purposes of its analysis. The transaction values ranged from $9.3 million to $1,329.3 million and closed between January 1, 2010 and the present. Transactions without publicly available data were not considered in Roth's analysis. The target in each transaction had exposure to uranium, either via exploration, mining or development.

        For each of the selected transactions, Roth reviewed the enterprise value in the transaction as a multiple of LTM revenue, LTM EBITDA, and LTM mineral resources, and reviewed Anatolia's offer multiple against the multiples paid in these comparable transactions. Such multiples for the selected transactions were based on publicly available information at the time of the relevant transaction. The selected transactions analyzed are set out in the following table:

Date	Target	Buyer
01/02/15	Uranerz	Energy Fuels
12/12/13	Central Aust,	Rum Jungle Resources
12/06/13	Rockgate Capital	Denison
05/15/13	Srathmore	Energy Fuels
12/24/12	Integra Mining	Silver Lake Resources
11/26/12	Exco Resources	Washington H. Soul
11/14/12	JNR Resources	Denison
02/14/12	Extract Resources	Miraculum
01/06/12	Gold One	Baiyin Nonferrous
10/25/11	Titan Uranium	Energy Fuels
10/05/11	Focus Minerals	Focus Minerals
11/05/10	NGM Resources	Paladin Energy
06/30/10	PacMag Metals	Entrée Gold

	Transaction Value ($M)	EV/LTM Revenue	EV/LTM EBITDA	EV/Pound
Minimum	$9.3	0.5x	1.9x	$0.5
25th percentile	$22.3	2.3x	2.1x	$1.0
Median	$41.8	4.4x	4.9x	$1.2
75th percentile	$159.5	120.2x	8.4x	$3.1
Maximum	$1,329.3	221.8x	11.1x	$11.8
Anatolia	$24.4	NM	NM	$2.6

Premiums Paid Analysis

        Roth performed an analysis of the premiums paid in 27 acquisitions, from January 1, 2010 to the present, by publicly traded mining companies. Using publicly available information, Roth reviewed the transaction value, calculated the premium each transaction price represented relative to the stock price for the 1-day, 7-day and 30-day period, and then compared the premiums so calculated to the premiums paid in comparable transactions.

        Roth used the share prices listed above as the most appropriate time frame for comparison in its analysis. The results of this analysis are summarized in the following table:

Date	Target	Buyer
01/02/15	Uranerz	Energy Fuels
06/06/14	Enexco	Denison Mines
12/12/13	Central	Rum Jungle Resources
12/06/13	Rockgate Capital	Denison
08/26/13	Alpha Minerals	Fission Uranium
05/15/13	Srathmore	Energy Fuels
01/16/13	Fission Energy	Explores uranium properties
12/24/12	Integra Mining	Silver Lake Resources
11/26/12	Exco Resources	Washington Pattinson
11/14/12	JNR Resources	Denison
07/19/12	Orion Metals	Australia Conglin
04/23/12	Pitchstone	Fission Energy
02/28/12	Kalahari Minerals	CGNPC Nuclear Fuel
02/14/12	Extract Resources	Miraculum Mineral
02/03/12	Southern Andes	Macusani Yellowcake
01/23/12	Cure Resources	Uranium Energy
01/06/12	Gold One	Baiyin Nonferrous
10/25/11	Titan Uranium	Energy Fuels
10/19/11	Hathor Explor.	Rio Tinto
10/05/11	Focus Minerals	Focus Minerals
08/05/11	Terra Ventures	Rio Tinto
02/28/11	Giralia Resources	Atlas Iron
11/05/10	NGM Resources	Paladin Energy
07/08/10	Extract Resources	Nippon Uranium
06/30/10	PacMag Metals	Entrée Gold
06/14/10	AfNat Resources	Axmin
01/29/10	Kiwara	First Quantum

Date	Transaction Value ($M)	1-Day Stock Premium (%)	7-Day Stock Premium (%)	30-Day Stock Premium (%)
Minimum	$5.9	(20.0)	(20.0)	(9.3)
25th Percentile	$16.2	10.1	8.2	15.4
Median	$41.8	33.7	29.5	25.6
75th Percentile	$212.4	44.9	42.6	42.9
Maximum	$1,329.3	122.2	152.0	202.4
Anatolia	$24.4	42.8	45.4	27.0

Net Present Value Analysis

        Roth performed a net present value analysis of the Transaction by calculating the estimated net present value of the unlevered, after-tax free cash flows attributable to shareholders of Anatolia as forecasted to be generated in 2016 to 2027 by accounting for revenue, earnings before interest and taxes ("EBIT"), change in working capital, income tax, and life of mine capital ("LoM Capital"). All of the information used in Roth's analysis was based on publicly available sources and the financial projections provided by Anatolia's management.

        In performing its discounted cash flow analysis, Roth calculated the estimated present values of Anatolia's unlevered, after-tax free cash flows attributable to shareholders of Anatolia that Anatolia forecasted to generate in 2016 to 2027 by applying a discount rate of 14.6%, reflecting Roth's estimates of Anatolia's weighted-average cost of capital. The weighted-average cost of capital was calculated by adding (a) the market value of equity as a percentage of the total market value of Anatolia's capital multiplied by Anatolia's estimated cost of equity, and (b) the market value of debt as a percentage of the total market value of Anatolia's capital multiplied by Anatolia's estimated after-tax market cost of debt. Anatolia's estimated cost of equity was calculated using the Capital Asset Pricing Model which took into account Anatolia's beta, betas of comparable companies, the risk-free rate, a historical equity market risk premium, a historical small capitalization risk premium, which risk premiums were sourced from US Market Premium—Ibbotson 2012, and an industry risk premium.

        Based on the foregoing, to arrive at the implied price per share, Roth added the sum of the present value of free cash flows to the product of the measured and indicated uranium resources times the dollars per pound, and subtracted the enterprise value to arrive at the net present value ("NPV"). Roth then calculated the implied share prices for Anatolia's shares by subtracting Anatolia's net debt and adding Anatolia's equity from the NPV and dividing the result by 309.7 million, the number of fully diluted Anatolia shares outstanding. The analysis resulted in an implied price per Anatolia share of $0.212.

Other Data and Considerations

        Roth also considered additional facts and data, including the high and low trading prices for Anatolia's stock over the 52 weeks prior to May 27, 2015 and the premiums paid for other listed mining companies that had exposure to uranium. Roth also analyzed the ratio of enterprise value to measured and indicated resource data for both publicly traded comparable companies and precedent transactions. Additionally, Roth analyzed more qualitative aspects of URI's acquisition of Anatolia including that both URI and Anatolia are ISR uranium producers, which will enable a smooth transition by virtue of technological synergies, and that upon consummation of the acquisition, URI will be able to diversify its current uranium resource base beyond U.S. borders and increase economies of scale. As a result of the latter, URI will:

  •
  obtain greater visibility with the investment community and better access to capital;

  •
  obtain a better bargaining position with respect to suppliers;

  •
  obtain a beach head in Turkey which is a favorable jurisdiction with respect to permitting uranium miners;

  •
  acquire a mining company that is far closer to producing uranium than any of the current resources URI currently has in its portfolio, which will enable URI to generate cash flow earlier than expected in 2017;

  •
  increase the uranium resources currently available to URI by approximately 9.3 million pounds (measured and indicated);

  •
  build a highly defensible position against competitors on a resource, technology and cost basis; and

  •
  be highly attractive to utilities, who are the major buyers of uranium.

        The summary set forth above does not purport to be a complete description of the analysis performed by Roth, but simply describes, in summary form, the material analysis that Roth conducted in connection with rendering its opinion.

        The preparation of a fairness opinion is a complex process and not readily susceptible to partial analysis or summary description. In arriving at its opinion, Roth did not attribute any particular weight to any analysis or factors it considered and did not form an opinion as to whether any individual analysis or factor, considered in isolation, supported or failed to support its opinion. Rather, Roth considered the totality of the factors and analysis performed in determining its opinion. Accordingly, Roth believes that the summary set forth above and its analysis must be considered as a whole and that selecting portions thereof, without considering all of its analysis, could create an incomplete view of the processes underlying its analysis and opinion.

        Roth based its analysis on numerous assumptions, including assumptions concerning general business and economic conditions and industry-specific factors. Roth's analyses are not necessarily indicative of actual values or actual future results that might be achieved, which values may be significantly higher or lower than those indicated. Moreover, Roth's analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which businesses actually could be bought or sold.

Other Matters

        The URI board retained Roth based on Roth's experience and reputation. Roth is regularly engaged to render financial opinions in connection with mergers, acquisitions, divestitures, leveraged buyouts, recapitalizations, and for other purposes. Roth will receive a fee of $105,000 for its services and legal expenses, no portion of which is contingent upon the successful completion of the Transaction. URI has also agreed to reimburse Roth for certain expenses and to indemnify Roth, its affiliates and certain related parties against certain potential losses, claims, damages and liabilities arising out of Roth's engagement. In the two years prior to the date of its opinion, Roth has also provided services in connection with two financings for URI and received placement agent fees of approximately $1.3 million in connection with such services.

        In the ordinary course of Roth's investment banking business, Roth, its affiliates, directors and officers may at any time acquire, hold or sell, for its and its affiliates' own accounts or for the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of URI or Anatolia, and, accordingly, may at any time hold a long or a short position in such securities.

Certain Financial Advisory Fees Paid by URI

        In connection with, and subject to the consummation of the Transaction, URI expects to incur significant financial advisory fees payable to Roth, Cantor Fitzgerald and Charles Magolske.

Board of Directors and Management of the Combined Company Following the Transaction; Headquarters

        Following effectiveness of the Transaction, two of Anatolia's current directors will be invited to join the URI Board of Directors, one of whom is expected to be Anatolia's Managing Director, Paul Cronin. It has been agreed that the total URI board size will be comprised of no more than seven directors in total, including the two appointees from Anatolia.

        Christopher M. Jones will remain as URI's President and Chief Executive Officer.

        The headquarters of the combined company will remain at URI's corporate headquarters, located at 6950 South Potomac Street, Suite 300, Centennial, Colorado 80112.

Federal Securities Laws Consequences; Stock Transfer Restrictions

        The shares of URI common stock to be issued in the Transaction have not been, and are not expected to be registered under the Securities Act or the securities laws of any other jurisdiction. The shares of URI common stock to be issued in the Transaction, including shares underlying replacement performance shares and options, will be issued pursuant to an exemption from the registration requirements provided by Section 3(a)(10) of the Securities Act based on the approval of the Transaction by the Federal Court of Australia.

        Section 3(a)(10) of the Securities Act exempts securities issued in exchange for one or more bona fide outstanding securities from the general requirement of registration where the fairness of the terms and conditions of the issuance and exchange of the securities have been approved by any court or authorized governmental entity, after a hearing upon the fairness of the terms and conditions of exchange at which all persons to whom the securities will be issued have the right to appear and to whom adequate notice of the hearing has been given. If the Federal Court of Australia approves the Transaction, its approval will constitute the basis for the shares of URI common stock, URI options and URI performance shares to be issued without registration under the Securities Act in reliance on the exemption from the registration requirements of the Securities Act provided by Section 3(a)(10) of the Securities Act.

        The shares of URI common stock and URI options issued in the Transaction to Anatolia shareholders will be freely transferable under U.S. federal securities laws, except by persons who are deemed to be "affiliates" (as that term is defined under the Securities Act) of URI, including persons who are deemed to have been affiliates of URI within 90 days before the date of the closing of the Transaction. In the event that the shares and options issued by URI in the Transaction are in fact held by affiliates of URI, those holders may transfer the shares and options (i) in accordance with the provisions of Rule 144 promulgated under the Securities Act, or (ii) as otherwise permitted under the Securities Act. Rule 144 generally provides that "affiliates" of URI may not sell securities of URI received in the Transaction unless the sale is effected in compliance with the volume, current public information, manner of sale and timing limitations set forth in such rule. These limitations generally permit sales made by an affiliate in any three-month period that do not exceed the greater of 1% of the outstanding shares of URI common stock or the average weekly reported trading volume in such securities over the four calendar weeks preceding the placement of the sale order, provided that the sales are made in unsolicited, open market "broker transactions" and that current public information on URI is available. Persons who may be deemed to be affiliates of an issuer generally include individuals or entities that directly or indirectly control, are controlled by, or are under common control with, that issuer and may include officers and directors of the issuer as well as beneficial owners of 10% or more of any class of capital stock of the issuer.

Accounting Treatment

        In accordance with US GAAP, the Transaction will be accounted for as a business combination using the acquisition method of accounting. URI will be treated as the acquiror for accounting purposes.

Material U.S. Federal Income Tax Consequences of the Transaction

        There are no material U.S. federal income tax consequences to URI's existing stockholders that will result from the issuance of URI shares in the Transaction.

No Dissenters or Appraisal Rights

        Under the General Corporation Law of the State of Delaware, URI's Restated Certificate of Incorporation and our Amended and Restated Bylaws, the holders of URI common stock will not be entitled to dissenter's rights or appraisal rights in connection with the issuance of URI common stock, URI options or URI performance shares to the securityholders of Anatolia pursuant to the Transaction Agreement.

Loan Agreement

        As contemplated by the Transaction Agreement, on June 22, 2015, URI entered into a Loan Agreement with Anatolia, pursuant to which URI is providing a secured convertible loan facility (the "Loan") to Anatolia under which Anatolia may draw up to A$2.0 million (approximately US$1.6 million). URI advanced A$1.0 million to Anatolia following the closing of the Loan Agreement. Subject to the satisfaction of certain conditions, another A$1.0 million will be available to Anatolia following September 15, 2015.

        The Loan will mature on December 31, 2015 and carries a 12% annual interest rate. URI may convert the A$2.0 million available under the Loan (subject to URI advancement of undrawn amounts) into Anatolia shares at a price of A$0.08 per share if there is a change of control of Anatolia, Anatolia securityholders vote against the proposed Transaction, or if the Transaction does not otherwise close by December 30, 2015. Interest will be payable in the form of Anatolia shares valued at the 20-day volume weighted average price of Anatolia's shares on the ASX at the time of the interest payment, or in cash at the election of URI. The Loan Agreement contains customary representations, warranties, covenants and events of default.

        Should the Transaction be terminated, the Loan will become repayable within four months of the termination date. The Loan will also become repayable immediately in the event of a change of control of Anatolia. Anatolia can repay the Loan at any time, subject to URI's right to advance or re-advance amounts for the purpose of conversion. Should the Loan be converted into Anatolia shares, URI would hold up to an approximate 7.5% interest in Anatolia. The Loan is secured against 35% of the shares directly held by Anatolia in Anatolia Uranium Pty Ltd, a subsidiary of Anatolia and 100% owner of the Turkish operating subsidiary, Adur Madencilik STi Ltd.

Regulatory Approvals

Australian Regulatory Matters

        Under the Corporations Act 2001 (Cth), each of the schemes of arrangement comprising the Transaction must be approved by the relevant class of Anatolia securityholders and a Supreme or Federal Court of Australia (expected to be the Federal Court of Australia) to become effective. The Corporations Act 2001 (Cth) expressly prevents a court from granting approval unless:

  •
  ASIC provides the court with a statement that it has no objection to the Transaction; or

  •
  the court is satisfied that the Transaction has not been proposed for the purpose of enabling any person to avoid the operation of any of the provisions of Chapter 6 of the Corporations Act (which relates to takeovers).

        In order for the Transaction to proceed, each of the schemes of arrangement must be approved by a majority in number (more than 50%) of the relevant class of Anatolia securityholders that are present and voting in person or by proxy at the meeting and at least 75% of the total number of votes which are cast on the scheme resolution in person or by proxy at the meeting. The court must approve the holding of the scheme meetings at the first of two court hearings.

        If the Transaction is approved at the Anatolia securityholder meetings and all other conditions to the Transaction are satisfied, Anatolia will seek to obtain court approval of each of the schemes of arrangement comprising the Transaction at the second court hearing. The second court hearing is expected to occur on or about October 1, 2015.

        If the court approves the schemes of arrangement comprising the Transaction at the second court hearing, a copy of the court order will be filed with ASIC and the schemes comprising the Transaction will become binding on all classes of Anatolia ordinary shareholders, optionholders and performance shareholders, including those who voted against the Transaction (referred to herein as the "effective date of the schemes of arrangement").

        Trading in Anatolia's quoted securities on the ASX (including ordinary shares and certain series of options that are quoted on ASX) will be suspended from the close of trading on the effective date of the schemes of arrangement, which is anticipated to be shortly after the court approval of the schemes. A record date (which is expected to be the seventh business day following the effective date of the schemes of arrangement) will be set to determine the Anatolia securityholders entitled to receive securities in URI as consideration for the Transaction. The Transaction consideration will be provided to Anatolia securityholders five business days after such record date and the Transaction will be deemed to have been completed or implemented on that date (referred to herein as the "implementation date").

Anatolia Securityholder Approval

        As described above, Anatolia will hold special meetings of its ordinary shareholders, optionholders and performance shareholders on or about September 25, 2015 to consider and vote upon resolutions to approve the schemes of arrangement comprising the Transaction. Each of the schemes must be approved by the requisite majorities of the relevant class of Anatolia securityholders under Section 411(4)(a)(ii) of the Corporations Act 2001 (Cth) (a majority in number (more than 50%) of the relevant class of Anatolia securityholders that are present and voting in person or by proxy at the meeting, as well as at least 75% of the total number of votes which are cast on the resolution in person or by proxy at the meeting).

NASDAQ Listing Notification Requirement

        Under the NASDAQ Listing Rule 5250(e)(2)(D), a NASDAQ listed corporation must notify Nasdaq of the issuance of additional shares in connection with the issuance of common stock, or any security convertible into common stock in a transaction that may result in the potential issuance of common stock (or securities convertible into common stock) greater than 10% of either the total shares outstanding or the voting power outstanding on a pre-transaction basis. URI has so notified Nasdaq.

ASX Listing

        URI will seek to establish an ASX listing of its shares through ASX-listed CHESS Depositary Interests (CDIs), such that:

  •
  Anatolia shareholders may elect to receive their consideration in respect of the Transaction as either URI shares traded on the ASX (in the form of CDIs) or URI shares traded on the NASDAQ Stock Market; and

  •
  Anatolia option holders whose options are quoted on the ASX will receive their consideration options as URI options traded on the ASX (in the form of CDIs).

        It is a condition to the consummation of the Transaction that ASX approve (i) the admission of URI to the official list of the ASX and (ii) the official quotation of URI shares and URI quoted options in the form of CDI shares and CDI options, respectively. There can be no assurance that URI's application to list its securities on the ASX will be successful.

        Other than as described above, neither URI nor Anatolia is aware of any regulatory approvals required to be obtained, or waiting periods required to expire, to complete the Transaction. If URI and Anatolia discover that other approvals or waiting periods are necessary, URI and Anatolia intend to seek to obtain or comply with them in accordance with the Transaction Agreement.

INFORMATION ABOUT THE COMPANIES

Uranium Resources, Inc.

  Uranium Resources, Inc.
  6950 S. Potomac Street, Suite 300
  Centennial, Colorado 80112
  Telephone: (303) 531-0470

        Uranium Resources, Inc. is a uranium exploration, development and production company. URI was organized in 1977 to acquire and develop uranium projects in South Texas using the ISR process. URI has historically produced uranium by ISR methods in the State of Texas where URI currently has ISR projects and two licensed processing facilities. URI also has approximately 190,000 acres of mineral holdings in the prolific Grants Mineral Belt of the State of New Mexico and 17,000 acres in the South Texas uranium province. URI has an NRC license to produce up to 3,000,000 pounds per annum of uranium on certain of its New Mexico projects. URI acquired these properties over the past 25 years along with an extensive information database of historic drill-hole logs and analyses. None of URI's properties are currently in production.

        URI's common stock is listed on the NASDAQ Capital Market under the symbol "URRE."

        For more information about URI, please visit URI's Internet website at www.uraniumresources.com. URI's Internet website address is provided as an inactive textual reference only. The information contained on URI's Internet website is not incorporated into, and does not form a part of, this proxy statement or any other report or document on file with or furnished to the SEC. Additional information about URI is included in the documents incorporated by reference into this proxy statement. See the section entitled "Where You Can Find Additional Information" beginning on page 138 of this proxy statement.

Anatolia Energy Limited

  Anatolia Energy Limited
  Ground Floor, 10 Outram Street
  West Perth, WA 6005
  Australia
  Telephone: +61 (8) 9481 1444

        Anatolia is a uranium exploration and development company holding a portfolio of licenses within the Republic of Turkey. Anatolia Energy has a 100% interest in nine licenses covering over 18,000 hectares of ground (or approximately 44,500 acres), including several advanced exploration and development opportunities, in the central Anatolian region of Turkey.

        Anatolia has completed a pre-feasibility study for the development of its Temrezli ISR Project, which is premised on the construction of a central processing plant at the Temrezli site, and will process uranium bearing solutions from the Temrezli well field, with potential to process uranium-loaded resin transported from any satellite uranium deposits developed in the future from Anatolia's other projects in the region.

        Anatolia's common stock is listed on the Australian Securities Exchange under the symbol "AEK."

        For more information about Anatolia, please visit Anatolia's Internet website at www.anatoliaenergy.com.au. Anatolia's Internet website address is provided as an inactive textual reference only. The information contained on Anatolia's Internet website is not incorporated into, and does not form a part of, this proxy statement or any other report or document on file with or furnished to the SEC. Additional information about Anatolia is included in the documents incorporated by reference into this proxy statement. See the section entitled "Where You Can Find Additional Information" beginning on page 138 of this proxy statement.

Management's Discussion and Analysis of Financial Condition and Results of Operations

        The following management's discussion and analysis of Anatolia's financial condition and results of operations contain forward-looking statements that involve risks, uncertainties and assumptions including, among others, statements regarding Anatolia's capital needs, business plans and expectations. In evaluating these statements, URI stockholders should consider various factors, including the risks, uncertainties and assumptions set forth in reports and other documents Anatolia has filed with or furnished to the ASX. These factors, or any one of them, may cause Anatolia's actual results or actions in the future to differ materially from any forward-looking statement made in this document.

Introduction

        The following discussion and analysis of Anatolia's financial condition as of March 31, 2015 and its results of operations for the nine months ending March 31, 2015 and 2014 and each of the fiscal years ended June 30, 2014 and 2013 ("Fiscal 2014"and "Fiscal 2013," respectively) should be read in conjunction with Anatolia's consolidated financial statements and related notes included in this proxy statement. Amounts are stated in Australia dollars.

Mineral property expenditures

        Mining exploration expenditure incurred during the nine month period ended March 31, 2015 was approximately A$4.1 million and during the year ended June 30, 2014 was approximately A$3.2 million. Total expenditures capitalised as of March 31, 2015 was approximately A$21.6 million. Anatolia completed a Preliminary Economic Assessment on the Temrezli uranium deposit in July 2013 with an update in May 2014 following further studies. Anatolia continued a substantial program of work which included advanced mineral resource, metallurgical and hydrological studies as well as environmental and social impact assessments that were incorporated into a Pre-Feasibility Study released on February 16, 2015.

Results of Operations

For the nine months ending March 31, 2015 and 2014

Summary

        Anatolia's consolidated net loss for the nine months ending March 31, 2015 and 2014 was approximately A$1.4 million and A$1.6 million, respectively. The principal components of the period over period changes are discussed below.

Other income

        Other income for the nine months ended March 31, 2015 were approximately A$340,000 compared to approximately A$20,000 for the nine months ended March 31, 2014. Anatolia and Azarga Uranium Corp. agreed that Azarga will pay A$375,000 to Anatolia in consideration for substituting a put option arrangement between the parties for a call option arrangement under which Azarga subscribes for call options relating to approximately 8.3 million Anatolia shares at A$0.08 per share, which matured on March 31, 2015.

Consulting fees

        Consulting fees for the nine months ended March 31, 2015 were A$0.4 million compared with A$0.2 million for the nine months ended March 31, 2014. The increase was mostly due to additional consultants in regards to corporate and administration services.

Travel expenses

        Travel expenses for the nine months ended March 31, 2015 were approximately A$140,000 compared with approximately A$110,000 for the nine months ended March 31, 2014. The increase was mostly due to an increase in travel activity by the senior executive team for marketing and funding purposes.

Other expenses

	Nine months March 31, 2015		Nine months March 31, 2014
Administration expenses	A$	57,794	A$	109,809
Conference expenses		2,558		33,898
Depreciation and amortisation expense		7,780		1,077
Impairments		179,618		17,427
Insurance		2,630		12,624
Listing and share registry expenses		74,964		64,246
Occupancy costs		18,721		39,008
Other		710,427		757,144
Professional relations and marketing expenses		78,968		49,059
Statutory compliance		18,558		20,520

Total other expenses	A$	1,152,019	A$	1,104,813

        Other expenses for the nine months ended March 31, 2015 were approximately A$1.2 million compared with approximately A$1.1 million for the nine months ended March 31, 2014 which is comparable period over period. Impairment expenses increased as additional areas of interest were relinquished as Anatolia obtained a better understanding of the orebody and where the future exploration efforts would be focussed.

For the fiscal years ending June 30, 2014 and 2013

Summary

        Anatolia's consolidated net loss for the fiscal years ended June 30, 2014 and 2013 was A$2.1 million and A$1.0 million, respectively. The principal components of the period over period changes are discussed below.

Other income

        Other income for the fiscal year ended June 30, 2014 were approximately A$60,000 compared with A$340,000 for the year ended June 30, 2013. The decrease was mainly due to the discontinuation of management fees received.

Travel expenses

        Travel expenses for the fiscal year ended June 30, 2014 were approximately A$140,000 compared with approximately A$50,000 for the year ended June 30, 2013. The increase was a result of increased activity for Anatolia directors and consultants travelling to and from Turkey.

Share based payments

        Share based payment expenses for the year ended June 30, 2014 were approximately A$340,000 compared with approximately A$10,000 for the year ended June 30, 2013. The increase was due to additional options granted to directors, employees and contractors during the 2014 period.

Share of loss of associates

        Share of loss of associates for the year ended June 30, 2014 were nil compared with approximately A$460,000 for the year ended June 30, 2013. The decrease was due to the acquisition of 100% in Anatolia Uranium Pty Ltd upon the merger of joint-venture partner Vetters Uranium Ltd into wholly-owned subsidiary Anatolia Uranium (BVI) on April 30, 2013 therefore ceasing to be an associate.

Other expenses

	For the fiscal years ending June 30
Other expenses	2014		2013
Administration expenses	A$	131,615	A$	79,555
Conference expenses		27,226		4,819
Depreciation and amortisation expense		39,131		5,780
Foreign exchange loss		147,833		67,287
Impairments		159,711		—
Insurance		27,741		20,269
Legal fees		95,315		50,314
Listing and share registry expenses		52,366		51,583
Occupancy costs		70,068		23,424
Professional relations and marketing expenses		69,932		33,983
Salary and wages		112,321		—
Statutory compliance		58,381		41,750
Other		231,809		27,097

Total other expenses	A$	1,223,449	A$	405,861

        Other expenses for the year ended June 30, 2014 were A$1.2 million compared with A$0.4 million for the year ended June 30, 2013. The increase was mostly due to an impairment charge on exploration relating to costs capitalized on tenements relinquished and salaries and wages expense for corporate and administration services.

Financial condition

Operating activities

        Net cash used in operating activities was approximately A$1.0 million for the nine months ended March 31, 2015, as compared with A$0.9 million for the same period in 2014. The amounts are comparable period over period.

        Net cash used in operating activities was approximately A$1.7 million for the year ended June 30, 2014, as compared with approximately A$0.8 million for the same period in 2013. The increase is mostly due to an increase in corporate and administration services.

Investing activities

        Net cash used in investment activities was approximately A$2.9 million for the nine months ended March 31, 2015, as compared with approximately A$3.3 million for the same period in 2014. The decrease was mostly due to the receipt of approximately A$0.3 million from the sale of a financial instrument during the 2015 period. Anatolia and Azarga agreed that Azarga will pay A$375,000 to Anatolia in consideration for substituting a put option arrangement for a call option arrangement under which Azarga subscribes for call options relating to approximately 8.3 million Anatolia shares at A$0.08 per share, which matured on March 31, 2015.

        Net cash used in investment activities was approximately A$3.4 million for the year ended June 30, 2014, as compared with approximately A$2.6 million for the same period in 2013. The increase is mostly due to the increase expenditure on exploration activity of approximately A$3.0 million offset by funds no longer being advanced to the joint venture and associate of approximately A$2.3 million upon the merger of Anatolia Uranium (BVI) with Vetter Uranium Ltd.

Financing activities

        Net cash provided by financing activities was approximately A$5.6 million for the nine months ended March 31, 2015, as compared with approximately A$5.0 million for the same period in 2014. The increase was mostly due to additional capital being raised during the 2015 period.

        Net cash provided by financing activities was approximately A$4.9 million for the year ended June 30, 2014, as compared with approximately A$3.7 million for the same period in 2013. The increase was mostly due to additional capital being raised during the 2014 year. On September 25, 2013, Anatolia raised approximately A$2.1 million from the issue of approximately 26.1 million fully paid ordinary shares to institutional investors at A$0.08 per share. On November 7, 2013, Anatolia raised approximately A$2.1 million from the issue of approximately 26.4 million fully paid ordinary shares to institutional investors at A$0.08 per share.

Liquidity and Capital Resources

        Since inception, Anatolia has primarily financed its operations through equity financings. Anatolia's approach to managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when they fall due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Anatolia group's reputation. Anatolia's policy is to ensure that trade debtors are repaid and managed within normal industry trading terms.

        Anatolia is subject to market risk related to the market price of Anatolia's common stock which trades on the Australian Securities Exchange. Historically, Anatolia has been reliant primarily on equity financings from the issue of new securities to fund its operations. Movements in the price of Anatolia's issued stock have been volatile in the past and may continue to be volatile in the future. As a result, there is risk that Anatolia may not be able to complete an equity financing at an acceptable price when required.

Off-Balance Sheet Arrangements

        Anatolia does not have any off-balance sheet arrangements.

Contractual Obligations

        Anatolia does not have any contractual obligations.

Critical Accounting Estimates

Capitalized Exploration and Evaluation Assets

        The future recoverability of capitalized exploration and evaluation assets is dependent on a number of factors, including whether Anatolia decides to exploit the related property lease itself or, if not, whether it successfully recovers the related exploration and evaluation asset through sale.

        Factors which could impact the future recoverability include the level of measured, indicated and inferred mineral resources, future technological changes, which could impact the cost of mining, future legal changes (including changes to environmental restoration obligations) and changes to commodity prices.

        To the extent that capitalized exploration and evaluation assets are determined not to be recoverable in the future, this will reduce profit and net assets in the period in which this determination is made.

        In addition, exploration and evaluation assets are capitalized if activities in the area of interest have not yet reached a stage which permits a reasonable assessment of the existence or otherwise of economically recoverable reserves. To the extent that it is determined in the future that this capitalized expenditure should be written off, this will reduce profits and net assets in the period in which the determination is made.

Share-based payment transactions

        Anatolia measures the cost of equity-settled transactions with employees and consultants by reference to the fair value of the equity instruments at the date at which they are granted. The fair value is determined using a Black Scholes model, using assumptions at the time of valuing.

Anatolia Quantitative and Qualitative Disclosures About Financial, Credit and Liquidity Risk

        Anatolia's exposure to market risks includes, but is not necessarily limited to uranium price risk, foreign currency risk, country risk and interest rate risk.

Uranium Price Risk

        Anatolia is subject to market risk related to the market price of uranium. At June 30, 2014 Anatolia had no uranium supply or "off-take" agreements in place. Since future sales of uranium concentrates are expected to generally occur through the uranium spot market, fluctuations in the market price of uranium would have a direct impact on Anatolia's revenues, results of operations and cash flows. Anatolia does not use derivative financial instruments for speculative trading purposes, nor does Anatolia hedge its uranium price exposure to manage its uranium price risk.

Foreign Currency Risk

        Anatolia is subject to market risk related to foreign currency exchange rate fluctuations. Anatolia's functional currency is the Australian dollar, however, a portion of its business is transacted in other currencies including the United States dollar and the Turkish Lira. To date, these fluctuations have not had a material impact on Anatolia's results of operations. Anatolia does not use derivative financial instruments for speculative trading purposes, nor does it hedge its foreign currency exposure to manage its foreign currency fluctuation risk.

THE TRANSACTION AGREEMENT

        This section of this proxy statement describes the material provisions of the scheme implementation agreement, dated June 3, 2015, by and between URI and Anatolia, which we refer to as the Transaction Agreement. This summary does not purport to be complete and may not contain all of the information about the Transaction Agreement that is important to you. The following summary is qualified in its entirety by reference to the complete text of the Transaction Agreement, which is attached as Annex A to this proxy statement and incorporated into this proxy statement by reference. URI urges you to read the full text of the Transaction Agreement because it is the legal document that governs the Transaction.

        The summary of the terms of the Transaction Agreement is not intended to provide you with any factual information about URI or Anatolia. The representations, warranties and covenants made in the Transaction Agreement were made solely to the parties to, and solely for the purposes of, the Transaction Agreement and as of specific dates and were qualified and subject to important limitations agreed to by URI and Anatolia in connection with negotiating the terms of the Transaction Agreement. In particular, representations and warranties were negotiated with the principal purposes of allocating risk between the parties to the Transaction Agreement, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC, and the assertions embodied in the representations and warranties contained in the Transaction Agreement (and summarized below) are qualified by information in disclosure schedules provided by URI to Anatolia and by Anatolia to URI in connection with the signing of the Transaction Agreement and by certain information contained in certain of URI's filings with the SEC. These disclosure schedules and SEC filings contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Transaction Agreement. In addition, information concerning the subject matter of the representations and warranties may have changed or may change after June 3, 2015, which subsequent information may or may not be fully reflected in public disclosures by Anatolia and URI. Accordingly, you should not rely on the representations and warranties in the Transaction Agreement (or the summaries contained herein) as characterizations of the actual state of facts about Anatolia or URI.

        The representations and warranties in the Transaction Agreement and the description of them in this proxy statement should not be read alone, but instead should be read in conjunction with the other information contained in the reports, statements and filings incorporated by reference into this proxy statement. See "Where You Can Find Additional Information" beginning on page 138 of this proxy statement.

Form of the Transaction; Transaction Consideration

        On June 3, 2015, URI and Anatolia entered into the Transaction Agreement, under which it was agreed that, subject to the terms and conditions set forth in the Transaction Agreement, URI would acquire all of the outstanding ordinary shares and other securities of Anatolia in accordance with schemes of arrangement to be submitted for approval by the Federal Court of Australia. Subject to the terms and conditions set forth in the Transaction Agreement, after the effective time of the schemes of arrangement and upon the completion of the Transaction, each eligible outstanding ordinary share of Anatolia will be transferred to URI in exchange for 0.06579 newly issued shares of URI common stock (adjusted as described below) and each eligible outstanding option or performance share relating to Anatolia's ordinary shares would be cancelled or transferred to URI and replaced by an option or performance share, as applicable, relating to URI's common stock. As a result of the Transaction, Anatolia will become a wholly-owned subsidiary of URI.

        URI will not issue fractional shares of URI common stock in the Transaction. If the number of ordinary shares of Anatolia held by a Anatolia shareholder is such that the aggregate entitlement to the shares of URI common stock includes a fractional share, then such entitlement of the Anatolia shareholder will be rounded up or down, with any such fractional entitlement of less than half a share being rounded down to the nearest whole number of a share of URI common stock, and any such fractional entitlement of half a share or more being rounded up to the nearest whole number of a share of URI common stock.

Ineligible Overseas Securityholders

        URI is not obliged to issue, and will not issue, any URI securities to any ineligible overseas securityholder (that is, any Anatolia securityholder whose address as shown in the Anatolia registers on the record date is a place outside Australia and its external territories, the United States of America or New Zealand, or, provided in each case that the distribution of URI securities is not prohibited and not unduly onerous or impracticable, as determined by URI's Board of Directors, acting reasonably, the British Virgin Islands, Canada, the Republic of Turkey, the United Kingdom, Germany, Slovenia and Hong Kong), unless URI and Anatolia are satisfied, acting reasonably, that the laws of a particular foreign holder's country of residence (as shown in the Anatolia register) permit the issue and allotment of URI securities to that foreign holder, either unconditionally or after compliance with conditions.

        The URI securities that would have been issued to these ineligible overseas securityholders will be issued to a sale nominee on the implementation date. URI will procure that, as soon as reasonably practicable (and in any event not more than 15 business days after the implementation date), the sale nominee:

  (a)
  sells in such manner, at such price and on such other terms as the nominee determines in good faith (or, in respect of unquoted URI options or URI performance shares, where there is no liquid market for such securities, in such manner, at such price and on such other terms as the URI Board reasonably determines in good faith); and

  (b)
  remits to URI the net proceeds from that sale (after deducting any applicable brokerage, stamp duty and other selling costs and taxes); and

  (c)
  URI will then remit the portion of the proceeds it receives from the nominee to each ineligible overseas securityholder in accordance with their entitlement.

        None of Anatolia, URI or the sale nominee can give any assurance as to the price that will be achieved for the sale of URI securities described above.

Treatment of Anatolia Performance Shares and Options

        Pursuant to the Transaction Agreement, Anatolia optionholders will receive URI options on the implementation date as follows: (i) such number of URI options as would have a Black-Scholes value equivalent to the Black-Scholes value of the Anatolia options; (ii) having the same term to expiry as the Anatolia options and an exercise price equal to the exercise price of the Anatolia options divided by the exchange ratio; (iii) subject to the same vesting period and conditions as the Anatolia option; and (iv) if the Anatolia option is quoted on the ASX, represented by an option CDI (as defined below) under on the ASX.

        For Anatolia options held in joint names, URI will issue URI options (or option CDIs, as defined below under "—Listing of URI Shares, CDI Shares and CDI Options") to the joint holders and will send a holding statement in respect of the URI options (or option CDIs) to the holder whose name appears first in the Anatolia register as at the record date.

        Anatolia performance shareholders will receive one URI performance share for each Anatolia performance share as follows: (i) having the same term to expiry as the Anatolia performance share; (ii) convertible into a number of URI shares equivalent to the number of Anatolia shares to which the Anatolia performance share is convertible multiplied by the exchange ratio; and (iii) subject to the same vesting period and conditions as the Anatolia performance share.

        For Anatolia performance shares held in joint names, URI will issue URI performance shares to the joint holders and will send a holding statement in respect of the URI performance shares to the holder whose name appears first in the Anatolia performance share register as at the record date.

Status of Newly Issued URI Securities and Exemption from Registration

        The Transaction Agreement provides that the shares of URI common stock to be issued to Anatolia shareholders in the Transaction must, upon issue, rank equally in all respects with all other shares of URI common stock then on issue. The shares of URI common stock to be issued to Anatolia shareholders in the Transaction will be issued pursuant to an exemption from registration under the Securities Act pursuant to section 3(a)(10) of the Securities Act.

Listing of URI Shares, CDI Shares and CDI Options

        The Transaction Agreement provides Anatolia shareholders the choice of receiving URI shares listed on the NASDAQ Capital Market or CHESS depositary interests ("CDIs") representing a unit of beneficial ownership in a URI share registered in the name of CHESS Depositary Nominees Pty Limited ("CDN"), which CDIs are expected to trade on the Australian Securities Exchange ("ASX").

        The Transaction Agreement also provides that holders of Anatolia options that are currently listed on ASX will receive CDIs, representing a unit of beneficial ownership in a URI option, registered in the name of CDN, which CDIs are expected to trade on the ASX.

        The Transaction Agreement provides that URI do everything reasonably necessary to ensure that the URI shares issued in the Transaction are approved for official quotation on NASDAQ and that trading in such shares commences by the first business day after the implementation date. In regards to those Anatolia shareholders who elect to receive CDIs, the Transaction Agreement provides that URI must allot and issue URI shares to CDN, to be held on trust for the electing shareholders, in accordance with the share scheme on terms such that each new URI share will rank equally in all respects with each existing URI share. In regards to the holders of Anatolia options that are currently listed on ASX, the Transaction Agreement provides that URI must allot and issue URI options to CDN, to be held on trust for the electing optionholders, in connection with the issuance of CDIs to such optionholders and in accordance with the option scheme.

        URI must also do everything reasonably necessary to ensure that the URI shares underlying the CDIs are approved for official quotation on NASDAQ, that the URI shares and URI options are approved for official quotation on the ASX in the form of CDIs, and that trading in the CDIs commences by the first business day after the implementation date.

Conditions Precedent to the Transaction

        Conditions to the Obligations of Each Party.    The Transaction Agreement provides that the obligations of the parties to complete the transactions contemplated by the Transaction Agreement are subject to the satisfaction of each of the following conditions precedent to the extent and in the manner set out in the Transaction Agreement, none of which, other than as set forth in (b) below, may be waived by the parties:

  (a)
  before 8:00 am, Perth time on the second court date, ASIC and ASX issue or provide such consents or approvals as are necessary or which Anatolia and URI agree are necessary or desirable to implement the schemes, either unconditionally or on conditions that do not impose unduly onerous obligations upon either party (acting reasonably), and such consent, approval or other act has not been withdrawn, cancelled or revoked as at 8:00 am, Perth time on the second court date;

  (b)
  no judgment, order, decree, statute, law, ordinance, rule or regulation, or other temporary restraining order, preliminary or permanent injunction, restraint or prohibition, entered, enacted, promulgated, enforced or issued by any court or other regulatory authority of competent jurisdiction remains in effect as at 8:00 am, Perth time on the second court date that prohibits, materially restricts, makes illegal or restrains the completion of a scheme or any Transaction document (provided that such condition may be waived (if capable of waiver) with the written consent of both URI and Anatolia);

  (c)
  each of the share scheme, option scheme and performance share scheme is approved by the applicable Anatolia securityholders at the relevant scheme meeting by the majorities required under section 411(4)(a)(ii) of the Corporations Act 2001 (Cth);

  (d)
  the schemes are approved by the Federal Court of Australia in accordance with section 411(4)(b) of the Corporations Act 2001 (Cth) either unconditionally or on conditions that do not impose unduly onerous obligations upon either party (acting reasonably);

  (e)
  before 8:00 am, Perth time on the second court date, ASX grants a waiver from Listing Rule 6.23, or Anatolia shareholders give any necessary approvals under Listing Rule 6.23, in relation to the option scheme;

  (f)
  before the Anatolia scheme meetings, URI stockholders pass all resolutions necessary to implement the Transaction at a meeting of URI stockholders (or any adjournment or postponement thereof) by the requisite majorities under the laws and regulations of the State of Delaware and NASDAQ;

  (g)
  before 8:00 am, Perth time on the second court date, Anatolia shareholders and Anatolia performance shareholders pass all resolutions necessary to allow the Anatolia performance shares to be transferred to URI in the manner contemplated by the performance share scheme, including to give effect to any necessary amendments to the terms of the Anatolia performance shares;

  (h)
  NASDAQ approves the official quotation of the new URI Shares and any quoted URI options; and

  (i)
  ASX approves the admission of URI to the official list of the ASX and official quotation of the new URI shares in the form of CDIs (to the extent that Anatolia Shareholders elect to receive CDIs) and quoted URI options in the form of CDI options, in each case conditional only on the schemes becoming effective and URI providing the information required by the ASX approval or by the ASX Listing Rules.

        Additional conditions to the obligations of URI.    The obligations of URI to complete the Transaction as contemplated by the Transaction Agreement are also subject to the following conditions precedent, each of which may be waived by URI:

  (a)
  no Anatolia Material Adverse Change (as defined below) occurs between the date of the Transaction Agreement and 8:00 am, Perth time, on the second court date;

  (b)
  no Anatolia Prescribed Occurrence (as defined below) occurs between the date of the Transaction Agreement and 8:00 am, Perth time, on the second court date;

  (c)
  the Anatolia warranties in the Transaction Document are true and correct in all material respects on the date of the Transaction Agreement and 8:00 am, Perth time, on the second court date;

  (d)
  before 8:00 am, Perth time on the second court date, Anatolia has not breached any material provision of the Transaction Agreement to a material extent in the context of the schemes taken as a whole;

  (e)
  before 8:00 am, Perth time on the second court date, in respect of each Anatolia security outstanding as at the date of the Transaction Agreement other than the scheme options or the scheme performance shares: (i) URI enters into legally binding and enforceable agreements with the relevant Anatolia securityholder for the acquisition or cancellation of that Anatolia security for consideration in accordance with clause 14 of the Transaction Agreement; or (ii) the Anatolia security has vested or lapsed, or been exercised or converted into Anatolia shares, or otherwise ceased to exist.

        Additional conditions to the obligations of Anatolia.    The obligations of Anatolia to complete the Transaction as contemplated by the Transaction Agreement also are subject to the following conditions precedent, each of which may be waived by Anatolia:

  (a)
  the Anatolia Independent Expert concludes in the Independent Expert's Report that in its opinion the schemes are in the best interests of Anatolia shareholders, optionholders and performance shareholders on or before the date on which the Anatolia explanatory booklet is registered by ASIC under the Corporations Act 2001 (Cth) and the Independent Expert does not change or publicly withdraw this conclusion prior to 8:00 am, Perth time on the second court date;

  (b)
  no URI Material Adverse Change (as defined below) occurs between the date of the Transaction Agreement and 8:00 am, Perth time on the second court date;

  (c)
  no URI Prescribed Occurrence (as defined below) occurs between the date of the Transaction Agreement and 8:00 am, Perth time on the second court date;

  (d)
  the URI warranties in the Transaction Document are true and correct in all material respects on the date of the Transaction Agreement and 8:00 am, Perth time on the second court date; and

  (e)
  before 8:00 am, Perth time on the second court date, URI has not breached any material provision of the Transaction Agreement to a material extent in the context of the schemes taken as a whole.

        For purposes of the Transaction Agreement:

        "Anatolia Material Adverse Change" means an event or circumstance (including a change in law) that occurs, is announced or becomes known (in each case whether or not it becomes public) after the date of the Transaction Agreement which:

  (a)
  based on Anatolia's most recent audited financial statements: (i) has or could reasonably be expected to have individually or when aggregated with all such events or circumstances the effect of diminishing the net assets of Anatolia and its subsidiaries (the "Anatolia Group") (excluding any reduction in cash) by 10% or more; (ii) has the result (or is reasonably expected to have the result) that the business of the Anatolia Group is unable to be carried on in substantially the same manner as carried on at the date of the Transaction Agreement; or (iii) has the result (or is reasonably expected to have the result) that present or future third party monetary obligations of a member of the Anatolia Group in respect of moneys borrowed or raised totaling at least A$250,000 (or, without limitation, its equivalent in any other currency or currencies) becomes capable of being declared due and payable before their stated maturity or expiry (other than as a result of the Transaction); or

  (b)
  with respect to the Temrezli Project: (i) constitutes or gives rise to or could reasonably be expected to (upon the passage of time, or the giving of notice or taking of any other action by a regulatory authority or any other person, or the occurrence of an event of force majeure) give rise to the suspension, material delay, revocation, disclaimer, invalidity, unenforceability, variation, lapse or termination of the Temrezli Project; or (ii) materially conflicts or could reasonably be expected to materially conflict with the enjoyment of any rights or interests under any agreements, permits, licenses or other rights, permissions or documents pursuant to which any member of the Anatolia Group either owns, has a valid lease on, or has the exclusive right to explore for, develop or exploit any mineral resources located on or within the Temrezli Project;

but "Anatolia Material Adverse Change" does not include any event or circumstance:

  (a)
  required to be done or procured by Anatolia pursuant to the Transaction Agreement or the schemes;

  (b)
  done with the express prior written consent of URI;

  (c)
  to the extent that it was fairly disclosed in the Anatolia disclosure letter to URI;

  (d)
  to the extent that it was fairly disclosed in documents that were publicly available prior to the date of the Transaction Agreement from public filings of Anatolia with ASX or ASIC or public registers; or

  (e)
  relating to costs and expenses incurred by Anatolia associated with the schemes process, including all fees payable to external advisers of Anatolia, to the extent such amounts are fairly disclosed in the Anatolia disclosure letter to URI.

        "Anatolia Prescribed Occurrence" means the occurrence of any of the following on or after the date of the Transaction Agreement:

  (a)
  Anatolia converts all or any of its shares into a larger or smaller number of shares;

  (b)
  any member of the Anatolia Group resolves to reduce its share capital in any way;

  (c)
  any member of the Anatolia Group enter into a buy-back agreement or resolves to approve the terms of a buy-back agreement under subsections 257C(1) or 257D(1) of the Corporations Act 2001 (Cth);

  (d)
  any member of the Anatolia Group issues securities, or grants a performance right or an option over its securities, or agrees to make such an issue or grant such a right or an option other than pursuant to the exercise, vesting or conversion of an Anatolia security on issue immediately before the date of the Transaction Agreement;

  (e)
  any member of the Anatolia Group issues, or agrees to issue, convertible notes;

  (f)
  any member of the Anatolia Group disposes, or agrees to dispose, of the whole, or a substantial part, of its business or property;

  (g)
  any member of the Anatolia Group creates or agrees to create, any security interest over the whole, or a substantial part, of its business or property;

  (h)
  an insolvency event occurs in relation to any member of the Anatolia Group;

  (i)
  Anatolia pays, declares, distributes or incurs a liability to make or pay a dividend, bonus or other share of its profits, income, capital or assets by way of dividend or other form of distribution;

  (j)
  any member of the Anatolia Group makes any change to its constitution or convenes a meeting to consider a resolution to change a constitution of any member of the Anatolia Group;

  (k)
  any member of the Anatolia Group ceases, or threatens to cease to, carry on the business conducted as at the date of the Transaction Agreement;

  (l)
  any member of the Anatolia Group (other than a dormant, non-operating member of the Anatolia Group) being deregistered as a company or being otherwise dissolved;

  (m)
  any disposal of shares or securities by a member of the Anatolia Group in any member of the Anatolia Group other than to a member of the Anatolia Group; or

  (n)
  any member of the Anatolia Group directly or indirectly authorizing, committing or agreeing to take or announcing any of the actions referred to in paragraphs (a) to (m) above insofar as it applies to the member of the Anatolia Group the subject of such direct or indirect authorization, commitment, agreement or announcement;

provided that an "Anatolia Prescribed Occurrence" will not include any matter:

  (a)
  required to be done or procured by Anatolia pursuant to the Transaction Agreement or the schemes;

  (b)
  fairly disclosed in filings of Anatolia with the ASX prior to the date of the Transaction Agreement;

  (c)
  to the extent it is fairly disclosed in the Anatolia due diligence material supplied to URI or the Anatolia disclosure letter provided to URI; or

  (d)
  the undertaking of which URI has approved in writing.

        "URI Material Adverse Change" means an event or circumstance (including a change in law) that occurs, is announced or becomes known (in each case whether or not it becomes public) after the date of the Transaction Agreement which:

  (a)
  based on URI's most recent audited financial statements: (i) has or could reasonably be expected to have individually or when aggregated with all such events or circumstances the effect of diminishing the net assets of URI and its subsidiaries (the "URI Group") (excluding any reduction in cash) by 10% or more; (ii) has the result (or is reasonably expected to have the result) that the business of the URI Group is unable to be carried on in substantially the same manner as carried on at the date of the Transaction Agreement; or (iii) has the result (or is reasonably expected to have the result) that present or future third party monetary obligations of a member of the URI Group in respect of moneys borrowed or raised totaling at least A$250,000 (or, without limitation, its equivalent in any other currency or currencies) becomes capable of being declared due and payable before their stated maturity or expiry (other than as a result of the Transaction); or

  (b)
  with respect to URI's Cebolleta Project and the Juan Tafoya Project (the "URI Projects"): (i) constitutes or gives rise to or could reasonably be expected to (upon the passage of time, or the giving of notice or taking of any other action by a regulatory authority or any other person, or the occurrence of an event of force majeure) give rise to the suspension, material delay, revocation, disclaimer, invalidity, unenforceability, variation, lapse or termination of; or (ii) materially conflicts or could reasonably be expected to materially conflict with the enjoyment of, any rights or interests under, any agreements, permits, licenses or other rights, permissions or documents pursuant to which any member of the URI Group either owns, has a valid lease on, or has the exclusive right to explore for, develop or exploit any mineral resources located on or within the URI Projects;

but "URI Material Adverse Change" does not include any event or circumstance:

  (a)
  required to be done or procured by URI pursuant to the Transaction Agreement or the schemes;

  (b)
  done with the express prior written consent of Anatolia;

  (c)
  to the extent that it was fairly disclosed in the URI disclosure letter to Anatolia;

  (d)
  to the extent that it was fairly disclosed in documents that were publicly available prior to the date of the Transaction Agreement from public filings of URI with NASDAQ or public registers; or

  (e)
  relating to costs and expenses incurred by URI associated with the schemes process, including all fees payable to external advisers of URI, to the extent such amounts are fairly disclosed in the URI disclosure letter to Anatolia.

        "URI Prescribed Occurrence" means the occurrence of any of the following on or after the date of the Transaction Agreement:

  (a)
  URI converts all or any of its shares into a larger or smaller number of shares;

  (b)
  any member of the URI Group resolves to reduce its share capital in any way;

  (c)
  any member of the URI Group enters into a buy-back agreement or resolves to approve the terms of a buy-back agreement;

  (d)
  any member of the URI Group issues securities, or grants a performance right or an option over its securities, or agrees to make such an issue or grant such a right or an option other than pursuant to the exercise, vesting or conversion of a URI security on issue immediately before the date of the Transaction Agreement;

  (e)
  any member of the URI Group issues, or agrees to issue, convertible notes;

  (f)
  any member of the URI Group disposes, or agrees to dispose, of the whole, or a substantial part, of its business or property;

  (g)
  any member of the URI Group creates or agrees to create, any security interest over the whole, or a substantial part, of its business or property;

  (h)
  an insolvency event occurs in relation to any member of the URI Group;

  (i)
  URI pays, declares, distributes or incurs a liability to make or pay a dividend, bonus or other share of its profits, income, capital or assets by way of dividend or other form of distribution;

  (j)
  any member of the URI Group makes any change to its constitution or convenes a meeting to consider a resolution to change a constitution of any member of the URI Group;

  (k)
  any member of the URI Group ceases, or threatens to cease to, carry on the business conducted as at the date of the Transaction Agreement;

  (l)
  any member of the URI Group (other than a dormant, non-operating member of the URI Group) being deregistered as a company or being otherwise dissolved;

  (m)
  any disposal of shares or securities by a member of the URI Group in any member of the URI Group other than to a member of the URI Group; or

  (n)
  any member of the URI Group directly or indirectly authorizing, committing or agreeing to take or announcing any of the actions referred to in paragraphs (a) to (m) above insofar as it applies to the member of the URI Group the subject of such direct or indirect authorization, commitment, agreement or announcement;

provided that a "URI Prescribed Occurrence" will not include any matter:

  (a)
  required to be done or procured by URI pursuant to the Transaction Agreement or the schemes;

  (b)
  fairly disclosed in filings of URI with NASDAQ prior to the date of the Transaction Agreement;

  (c)
  to the extent it is fairly disclosed in the URI due diligence material provided to Anatolia or the URI disclosure letter to Anatolia; or

  (d)
  the undertaking of which Anatolia has approved in writing.

        Best Endeavors.    The Transaction Agreement provides that Anatolia and URI will use their respective best endeavors to procure that each of the conditions is satisfied as soon as reasonably practicable after the date of the Transaction Agreement or continues to be satisfied at all times until the last time they are to be satisfied (as the case may require).

Representations and Warranties

        The Transaction Agreement contains a number of representations and warranties made by the parties to each other. URI made representations and warranties to Anatolia as to, among other things:

  •
  URI's valid existence, corporate power and authorization;

  •
  the execution and delivery of the Transaction Agreement and certain matters in connection therewith, and that the Transaction Agreement constitutes a legal, valid and binding obligation on URI;

  •
  the information URI provides to Anatolia for the Anatolia securityholder meetings;

  •
  URI compliance with its disclosure obligations;

  •
  URI's outstanding securities as of the date of the Transaction Agreement;

  •
  URI's financial statements;

  •
  ownership of mineral resources; and

  •
  regulatory approvals in connection with URI's exploration, development and production activities.

        Anatolia also made representations and warranties to URI as to, among other things:

  •
  Anatolia's valid existence, corporate power and authorization;

  •
  the execution and delivery of the Transaction Agreement and certain matters in connection therewith, and that the Transaction Agreement constitutes a legal, valid and binding obligation on Anatolia;

  •
  the information Anatolia prepared in connection with the Anatolia securityholder meetings and the URI application to ASX;

  •
  Anatolia compliance with its disclosure obligations;

  •
  Anatolia's outstanding securities as of the date of the Transaction Agreement;

  •
  Anatolia's financial statements;

  •
  ownership of mineral resources; and

  •
  regulatory approvals in connection with Anatolia's exploration, development and production activities.

        Each of the representations and warranties made by each party is subject to matters fairly and accurately disclosed in the due diligence materials and disclosure letter provided by each of URI and Anatolia, as applicable. Certain of the representations and warranties are qualified as to materiality or "URI Material Adverse Change" or "Anatolia Material Adverse Change," each as defined above under "Conditions Precedent to the Transaction."

Conduct of Business and Related Covenants

        Conduct of Anatolia Business Pending Transaction.    Anatolia has agreed that, during the period from the date of the Transaction Agreement up to and including the implementation date, Anatolia must conduct its business, and cause its subsidiaries to conduct their businesses, in the ordinary and usual course of business and: (i) operate those businesses consistent with past practice, in substantially the same manner as previously conducted; (ii) use reasonable endeavors to preserve their relationships with customers, suppliers, landlords, licensors, licensees and others having material business dealings with them, and to retain the services of all key employees; (iii) use reasonable endeavors to ensure that all assets are maintained in the normal course consistent with past practice; (iv) use reasonable endeavors to comply in all material respects with all material contracts to which a member of the Anatolia Group is a party, and with laws, authorizations and licenses applicable to each member of the Anatolia Group; and (v) not take or fail to take any action that constitutes an Anatolia Prescribed Occurrence or that could reasonably be expected to result in an Anatolia Prescribed Occurrence.

        Without limiting the foregoing, Anatolia must not, and must procure that its subsidiaries do not, from the date of the Transaction Agreement up to and including the implementation date, do any of the following (or agree or offer to do any of the following):

  •
  incur any additional financial indebtedness (except for draw-downs on existing banking facilities or utilization of existing securitization programs) or guarantee or indemnify the obligations of any person other than a member of the Anatolia Group, other than in the usual and ordinary course of business and consistent with past practice;

  •
  except as required by law or as provided in an existing contract in place as at the date of the Transaction Agreement, make any material change to the terms of employment of (including increasing the remuneration or compensation of), or grant or pay any bonus, retention, severance or termination payment to, any director, executive or other employee of any member of the Anatolia Group who reports directly to the managing director, chief financial officer or group chief operating officer of Anatolia;

  •
  except as pursuant to contractual arrangements in effect on the date of the Transaction Agreement, enter into any enterprise bargaining agreement or similar collective employment agreement;

  •
  in respect of any single transaction or series of related or similar transactions, acquire or dispose of any interest in a business, real property, entity or undertaking, the value of which exceeds A$125,000, individually or when aggregated with all such businesses, real property, entities or undertakings the subject of the transaction or series of related or similar transactions;

  •
  incur or enter into commitments involving capital expenditure of more than A$125,000 whether in one transaction or a series of related transactions;

  •
  enter into, vary or terminate any contract, joint venture, partnership or commitment for a duration of over two years involving total expenditure greater than A$125,000 per annum, individually or when aggregated with all such contracts, joint ventures, partnerships or commitments;

  •
  enter into, vary or terminate any contract, joint venture, partnership or commitment (or any series of related contracts, joint ventures, partnerships or commitments):

  •
  involving total expenditure greater than A$125,000, individually or when aggregated with all such related contracts, joint ventures, partnerships or commitments;

  •
  waiving any third party default which has a financial impact upon the Anatolia Group, or accepting as a compromise anything less than the full compensation due to the Anatolia Group, in each case where the applicable expenditure or impact is or will be in excess of A$125,000 in any financial year;

  •
  restraining any material member of the Anatolia Group from competing with any person or conducting activities in any market; or

  •
  with any related entity of any member of the Anatolia Group (other than a member of the Anatolia Group);

  •
  enter into any new financing arrangement, agreement or otherwise provide financial accommodation other than with members of the Anatolia Group (irrespective of what form that accommodation takes), or amend the terms of any existing financing arrangement, agreement or instrument;

  •
  enter into any agreement, arrangement or transaction with respect to derivative instruments (including, but not limited to, swaps, futures contracts, forward commitments, commodity derivatives or options) or similar instruments, except foreign currency hedges or interest rate hedges (including basis swaps on interest rates, such that the net period for the floating interest on the swaps is the same period as the net floating interest period on the relevant loan) made in the ordinary course of business consistent with past practice and in accordance with existing policy as at the date of the Transaction Agreement;

  •
  pay any fee to any adviser where such fee is contingent on the Transaction (other than as fairly disclosed in writing to the other party before the date of the Transaction Agreement);

  •
  issue, or agree to issue, or grant an option to subscribe for, debentures (as defined in section 9 of the Corporations Act 2001 (Cth)) other than under an existing financing arrangement which has been fairly disclosed in the Anatolia disclosure letter to URI;

  •
  alter in any material respect any accounting policy of any member of the Anatolia Group other than any change required by applicable accounting standards; or

  •
  amend in a material respect or terminate any existing shareholders agreement, joint venture agreement or other similar investor agreements or arrangements, or enter into any shareholders agreement, joint venture agreement or other similar investor agreement or arrangement.

        The foregoing limitations of Anatolia do not apply in respect of any matter:

  •
  undertaken by a member of the Anatolia Group in conducting its businesses in the usual and ordinary course and consistent with past practice;

  •
  required to be done or procured by Anatolia pursuant to, or which is otherwise contemplated by, the Transaction Agreement or the schemes;

  •
  fairly disclosed in the Anatolia disclosure letter to URI as being actions that the Anatolia Group may carry out between the date of the Transaction Agreement and the implementation date, provided that if the Anatolia disclosure letter to URI permits the carrying out of the action only in accordance with certain conditions, ensure those conditions are met, not undertake that matter (or commit to undertake that matter) without first consulting with URI, and promptly provide URI with any information regarding the matter reasonably requested by URI (for the avoidance of doubt, this provisions does not operate to provide URI with a veto right in respect of any such matter); or

  •
  the undertaking of which URI has approved in writing (which approval must not be unreasonably withheld or delayed).

        Conduct of URI Business Pending Transaction.    URI has agreed that, during the period from the date of the Transaction Agreement up to and including the implementation date, URI must conduct and must cause each of its subsidiaries to conduct their businesses in the ordinary and usual course of business and: (i) operate those businesses consistent with past practice, in substantially the same manner as previously conducted; (ii) use reasonable endeavors to preserve their relationships with customers, suppliers, landlords, licensors, licensees and others having material business dealings with them, and to retain the services of all key employees; (iii) use reasonable endeavors to ensure that all assets are maintained in the normal course consistent with past practice; (iv) use reasonable endeavors to comply in all material respects with all material contracts to which a member of the URI Group is a party, and with laws, authorizations and licenses applicable to each member of the URI Group; and (v) not take or fail to take any action that constitutes a URI Prescribed Occurrence or that could reasonably be expected to result in a URI Prescribed Occurrence.

        Without limiting the foregoing, URI must not, and must procure that its subsidiaries do not, from the date of the Transaction Agreement up to and including the implementation date, do any of the following (or agree or offer to do any of the following):

  •
  incur any additional financial indebtedness (except for draw-downs on existing banking facilities or utilization of existing securitization programs) or guarantee or indemnify the obligations of any person other than a member of the URI Group, other than in the usual and ordinary course of business and consistent with past practice;

  •
  except as required by law or as provided in an existing contract in place as at the date of the Transaction Agreement, make any material change to the terms of employment of (including increasing the remuneration or compensation of), or grant or pay any bonus, retention, severance or termination payment to, any director, executive or other employee of any member of the URI Group who reports directly to the managing director, chief financial officer or group chief operating officer of URI;

  •
  except as pursuant to contractual arrangements in effect on the date of the Transaction Agreement, enter into any enterprise bargaining agreement or similar collective employment agreement;

  •
  in respect of any single transaction or series of related or similar transactions, acquire or dispose of any interest in a business, real property, entity or undertaking, the value of which exceeds A$125,000, individually or when aggregated with all such businesses, real property, entities or undertakings the subject of the transaction or series of related or similar transactions;

  •
  incur or enter into commitments involving capital expenditure of more than A$125,000 whether in one transaction or a series of related transactions;

  •
  enter into, vary or terminate any contract, joint venture, partnership or commitment for a duration of over two years involving total expenditure greater than A$125,000 per annum, individually or when aggregated with all such contracts, joint ventures, partnerships or commitments;

  •
  enter into, vary or terminate any contract, joint venture, partnership or commitment (or any series of related contracts, joint ventures, partnerships or commitments):

  •
  involving total expenditure greater than A$125,000, individually or when aggregated with all such related contracts, joint ventures, partnerships or commitments;

  •
  waiving any third party default which has a financial impact upon the URI Group, or accepting as a compromise anything less than the full compensation due to the URI Group, in each case where the applicable expenditure or impact is or will be in excess of A$125,000 in any financial year;

  •
  restraining any material member of the URI Group from competing with any person or conducting activities in any market; or

  •
  with any related entity of any member of the URI Group (other than a member of the URI Group);

  •
  enter into any new financing arrangement, agreement or otherwise provide financial accommodation other than with members of the URI Group (irrespective of what form that accommodation takes), or amend the terms of any existing financing arrangement, agreement or instrument;

  •
  enter into any agreement, arrangement or transaction with respect to derivative instruments (including, but not limited to, swaps, futures contracts, forward commitments, commodity derivatives or options) or similar instruments, except foreign currency hedges or interest rate hedges (including basis swaps on interest rates, such that the net period for the floating interest on the swaps is the same period as the net floating interest period on the relevant loan) made in the ordinary course of business consistent with past practice and in accordance with existing policy as at the date of the Transaction Agreement;

  •
  pay any fee to any adviser where such fee is contingent on the Transaction (other than as fairly disclosed in writing to the other party before the date of the Transaction Agreement);

  •
  issue, or agree to issue, or grant an option to subscribe for, debentures (as defined in section 9 of the Corporations Act 2001 (Cth)) other than under an existing financing arrangement which has been fairly disclosed in the URI disclosure letter to Anatolia;

  •
  alter in any material respect any accounting policy of any member of the URI Group other than any change required by applicable accounting standards; or

  •
  amend in a material respect or terminate any existing shareholders agreement, joint venture agreement or other similar investor agreements or arrangements, or enter into any shareholders agreement, joint venture agreement or other similar investor agreement or arrangement.

        The foregoing limitations of URI do not apply in respect of any matter:

  •
  undertaken by a member of the URI Group in conducting its businesses in the usual and ordinary course and consistent with past practice;

  •
  required to be done or procured by URI pursuant to, or which is otherwise contemplated by, the Transaction Agreement or the schemes;

  •
  fairly disclosed in the URI disclosure letter to Anatolia as being actions that the URI Group may carry out between the date of the Transaction Agreement and the implementation date, provided that if the URI disclosure letter to Anatolia permits the carrying out of the action only in accordance with certain conditions, ensure those conditions are met, not undertake that matter (or commit to undertake that matter) without first consulting with Anatolia, and promptly provide Anatolia with any information regarding the matter reasonably requested by Anatolia (for the avoidance of doubt, this provisions does not operate to provide Anatolia with a veto right in respect of any such matter); or

  •
  the undertaking of which Anatolia has approved in writing (which approval must not be unreasonably withheld or delayed).

        Access to Information and Cooperation.    The parties have agreed that, during the period from the date of the Transaction Agreement up to and including the implementation date, each party must, and must procure each of their respective subsidiaries to, keep the other party and its representatives informed on:

  •
  any information reasonably required to implement the Transaction; and

  •
  all material developments relating to the URI Group or Anatolia Group (as the case may be) and provide the other party with monthly management, financial and operational reports.

        The parties have also agreed that, on and from the effective date of the scheme of arrangement, to (i) provide the other party with any information reasonably required by that party, including information about the first party's share registry, and (ii) afford the other party reasonable access to its records and reasonable co-operation for the purposes of:

  •
  the implementation of the Transaction;

  •
  the other party obtaining an understanding of the operations of the first party's business in order to allow and facilitate the smooth implementation of the first party's plans for those businesses following implementation of the Transaction; and

  •
  any other purpose which is agreed between the parties.

Exclusivity; Non-Solicitation

        URI and Anatolia have agreed to certain exclusivity arrangements. Pursuant to these arrangements:

  •
  Anatolia agreed that it will not, and will ensure that its related entities and their respective representatives do not, except with the prior written consent of URI, during the exclusivity period, solicit, initiate, invite or encourage any acquisition proposal or take any action to facilitate the submission of any inquiries, indications of interest, proposals or offers from any third party other than URI or its related entities in relation to, or which may reasonably be expected to lead to, an acquisition proposal; and

  •
  except where the Anatolia Board determines that an acquisition proposal constitutes a superior proposal, during the exclusivity period, Anatolia agreed that it will not, and will ensure that its related entities and their respective representatives do not, except with the prior written consent of URI:

    •
    discuss or negotiate or participate in any discussions or negotiations with any person regarding an acquisition proposal or any agreement, arrangement or understanding which may reasonably be expected to lead to an acquisition proposal;

    •
    enter into any agreement, agreement in principle or other commitment (whether or not legally enforceable) in connection with or consummate an acquisition proposal; or

    •
    provide any information to a third party relating to, for the purposes of enabling that party to consider, evaluate or make, or that may reasonably be expected to lead to, an acquisition proposal; and

  •
  except where the Anatolia Board determines that an acquisition proposal constitutes a superior proposal, Anatolia has agreed to promptly (and in any event within 24 hours):

  •
  notify URI, at first orally and then in writing, if Anatolia or any of its related entities or their respective representatives receives any acquisition proposal or written proposal, inquiry, offer, request or any other communication:

  •
  relating to an acquisition proposal or potential acquisition proposal or inquiry that could reasonably lead or be expected to lead to an acquisition proposal (including any reiteration or variation of an acquisition proposal or potential acquisition proposal);

  •
  for discussions or negotiations of an acquisition proposal or potential acquisition proposal; or

  •
  for non-public information relating to Anatolia or its subsidiaries, access to properties, books and records or a list of Anatolia securityholders or the shareholders of any subsidiary of Anatolia;

  •
  provide URI written notice of the terms and conditions of the acquisition proposal or potential acquisition proposal, including the consideration being offered and such other details as URI may reasonably request; and

  •
  provide URI:

  •
  written notice of the identity of the person(s) involved in the acquisition proposal or potential acquisition proposal; and

  •
  regular updates on the status of, or any material developments in relation to, any such acquisition proposal or potential acquisition proposal.

        For purposes of the Transaction Agreement, an "acquisition proposal" means any inquiry or the making of any proposal or offer, or public announcement of an intention to make a proposal or offer, to Anatolia, Anatolia shareholders or Anatolia securityholders from any person or group or persons acting jointly or in concert which constitutes, or may reasonably be expected to lead to (in either case, whether in one transaction or a series of transactions):

  •
  any takeover bid, issuer bid, amalgamation, plan or scheme of arrangement, shareholder approved acquisition, business combination, merger, tender offer, exchange offer, consolidation, capital reduction, share buy-back, joint venture, reverse takeover, dual-listed company structure, recapitalization, reorganization, establishment of a new holding entity for Anatolia or Anatolia and its subsidiaries, liquidation, dissolution or winding up in respect of Anatolia or other synthetic merger or any other transaction or arrangement;

  •
  any sale or purchase of assets (or any lease, long-term supply arrangement, option, license or other arrangement having the same economic effect as a sale or purchase) of Anatolia or its subsidiaries representing 20% or more of the consolidated assets, revenues or earnings of Anatolia, including the Temrezli Project and the Sefaatli Project;

  •
  any sale or issuance of Anatolia shares or Anatolia securities, or other equity interests (or securities convertible into or exercisable for such shares or interests) in Anatolia or any of its subsidiaries, representing 20% or more of the issued and outstanding equity or voting interests of Anatolia or its subsidiary; and

  •
  any arrangement whereby effective control or operating control of Anatolia is granted to another party,

or which would otherwise compete with, or be inconsistent in any material respect with the consummation of, the Transaction.

        A "superior proposal" means a bona fide acquisition proposal that is made in writing after the date of the Transaction Agreement and did not result from a breach of the exclusivity provisions set forth in the Transaction Agreement by Anatolia or its related entities or representatives, and the Anatolia Board determines in good faith (after having taken advice from its legal and financial advisers) that:

  •
  such acquisition proposal is made to Anatolia or all Anatolia shareholders and in compliance with applicable securities laws;

  •
  funds or other consideration necessary for the consummation of such acquisition proposal are, or will be, available to ensure that the third party will have the funds or other consideration necessary for the consummation of the acquisition proposal;

  •
  such acquisition proposal is reasonably capable of completion in accordance with its terms, taking into account all legal, financial, regulatory and other aspects of such acquisition proposal, including the ability of the proposing party to consummate the transactions contemplated by the acquisition proposal;

  •
  the taking of action in respect of such acquisition proposal is necessary for the Anatolia Board in the discharge of its fiduciary and statutory duties under applicable laws; and

  •
  such acquisition proposal would, if completed substantially in accordance with its terms, be reasonably likely to result in a transaction more favorable to Anatolia shareholders and Anatolia securityholders as a whole than the Transaction, taking into account all of the terms and conditions of the acquisition proposal, including consideration, conditionality, funding, certainty and timing.

Termination; End Date

        URI or Anatolia may, by notice in writing to the other, terminate the Transaction Agreement at any time prior to 8:00 am, Perth time on Anatolia's second court date:

  •
  if such termination is mutually agreed by the parties in writing;

  •
  if the other is in material breach of any material clause of the Transaction Agreement (including a material breach of a representation or warranty) and the other party has failed to remedy that breach within ten business days (or any shorter period ending before 8:00 am, Perth time on the second court date) of receipt by it of a notice in writing from the terminating party;

  •
  as a result of the conditions to the Transaction not having been satisfied or waived;

  •
  if the court refuses to make any order directing Anatolia to convene the scheme meetings, provided that both Anatolia and URI have met and consulted in good faith and agreed that they do not wish to proceed with the Transaction; or

  •
  if the effective date for the schemes has not occurred, or becomes incapable of occurring for any reason, on or before December 31, 2015 (or such other date as is agreed in writing by Anatolia and URI).

        Anatolia may, by notice in writing to URI, terminate the Transaction Agreement at any time prior to 8:00 am, Perth time, on the second court date if:

  •
  a majority of the Anatolia Board:

  •
  publicly withdraws or adversely changes their recommendation or voting intention or publicly recommends a superior proposal; and

  •
  do not, within five business days, reinstate their recommendation of the Transaction,

    and Anatolia has complied with its exclusivity obligations; or

  •
  any director of URI publicly:

  •
  withdraws or adversely changes his recommendation of the Transaction; or

  •
  makes any public statement to the effect that the schemes are not, or are no longer, recommended;

  •
  an RCF Adverse Event (as defined below under "—Break Free") occurs; or

  •
  Certain URI asset matters are not resolved, as determined by Anatolia, acting reasonably, as at the business day immediately before the second court date.

        URI may, by notice in writing to Anatolia, terminate the Transaction Agreement at any time prior to 8:00 am, Perth time on the second court date if:

  •
  any director of Anatolia publicly:

  •
  withdraws or adversely changes his recommendation of the Transaction;

  •
  does not recommend in the scheme booklet that Anatolia securityholders approve the schemes in the absence of a superior proposal; or

  •
  makes any public statement to the effect that a scheme is not, or is no longer, recommended; or

  •
  an acquisition proposal is announced or made and is publicly recommended or supported by any Anatolia director; or

  •
  certain RCF matters remain unresolved as at the business day immediately before the second court date.

Break Fee

        A mutual break fee of A$319,964 has been agreed between the parties. The break fee is payable by Anatolia to URI if:

  •
  a superior proposal is publicly announced or made before the date the schemes become effective (or the termination of the Transaction Agreement, whichever occurs first) and is recommended by any of the directors of Anatolia and, within twelve months from the date of the Transaction Agreement, the third party who announced or made the superior proposal:

    •
    completed, implements or consummates that superior proposal; or

    •
    acquires voting power (as defined in Section 610 of the Corporations Act 2001 (Cth)) in more than 50% of the Anatolia shares;

  •
  at any time prior to the second court date, any Anatolia director publically:

  •
  withdraws or adversely modifies or qualifies his recommendation of the Transaction or recommends or supports an acquisition proposal;

  •
  does not recommend in the Anatolia scheme booklet that Anatolia shareholders, Anatolia optionholders or Anatolia performance shareholders approve the schemes; or

  •
  makes any public statement to the effect that a scheme is not, or is no longer, recommended,

    other than:

    •
    in circumstances where Anatolia is entitled to terminate the Transaction Agreement for a breach by URI; or

    •
    where the independent expert for Anatolia concludes (either in its initial report or in any updated, revised or supplemental report) that the schemes are not in the best interests of Anatolia shareholders, Anatolia optionholders or Anatolia performance shareholders;

  •
  URI terminates the Transaction Agreement as a result of Anatolia's material breach of the terms of the Transaction Agreement; or

  •
  an Anatolia Prescribed Occurrence occurs prior to 8:00 am, Perth time on the second court date and URI terminates the Transaction Agreement as a result.

        The break fee would be payable by URI to Anatolia if:

  •
  Anatolia terminates the Transaction Agreement as a result of URI's material breach of the terms of the Transaction Agreement;

  •
  URI does not pay the Transaction consideration in accordance with the terms and conditions of the Transaction Agreement;

  •
  a URI Prescribed Occurrence occurs prior to 8:00 am, Perth time on the second court date and Anatolia terminates the Transaction Agreement as a result;

  •
  Anatolia terminates the Transaction Agreement as a result of:

  •
  a URI director withdraws or adversely changes his recommendation of the Transaction or makes any public statement to the effect that the schemes are not, or are no longer, recommended;

  •
  RCF:

  •
  makes any public statement to the effect that it does not support the Transaction or the schemes;

  •
  to the knowledge of URI after due inquiry, votes against or abstains from voting for the Transaction at the Annual Meeting;

  •
  refuses to provide any other consent or approval required from RCF to implement the Transaction, or to the knowledge of URI after due inquiry, otherwise acts in any manner so as to frustrate the Transaction (each of the foregoing, an "RCF Adverse Event"),

    •
    the matters set out below are not satisfied, as determined by Anatolia, acting reasonably, as at the business day immediately before the second court date:

    •
    all leases, licenses and rights to explore for and exploit all uranium minerals held, or represented to Anatolia as being held, by URI, remain valid and in good standing under the applicable laws of the jurisdictions in which they are situated and are not liable for cancellation or forfeiture;

    •
    any and all agreements pursuant to which URI holds the foregoing leases, licenses and rights remain valid and subsisting agreements in full force and effect, enforceable in accordance with their respective terms; and

    •
    all bonds and other securities of whatever nature provided for rehabilitation, reclamation and mine closure for all of URI's leases, licenses and rights to explore for and exploit all uranium minerals are, and remain, sufficient to cover all current and future rehabilitation, reclamation and mine closure liabilities,

  •
  URI terminates the Transaction Agreement as a result of certain RCF matters not being resolved as the business day immediately before the second court date.

Amendment

        Anatolia may not consent to any modification of, or amendment to, or the making or imposition by the Court of any condition in respect of the Transaction without the prior consent of URI (which consent is not to be unreasonably withheld).

PROPOSAL 1
ISSUANCE OF URI SHARES PURSUANT TO THE TRANSACTION AGREEMENT

        URI's Board of Directors has unanimously adopted a resolution authorizing, approving, declaring advisable and recommending to URI stockholders for their approval the issuance of shares of URI common stock to Anatolia's stockholders in connection with the Transaction including URI shares underlying replacement options and performance shares.

        NASDAQ Stock Market Listing Rule 5635(a) requires stockholder approval for the issuance of URI common stock in connection with the acquisition of the stock or assets of another company if the issuance would result in an increase of 20% or more of the total number of shares of URI common stock outstanding before any such proposed issuance.

        As of August 4, 2015, 30,014,023 shares of URI common stock were issued and outstanding and 95,444 shares were held as treasury stock. Upon the consummation of the Transaction, Anatolia's stockholders will acquire an aggregate of up to approximately 20,516,656 shares of URI common stock, representing approximately 41% of the outstanding common stock of the combined company immediately after the completion of the Transaction. In addition, URI will issue replacement options and performance shares to holders of Anatolia options and performance shares. Such replacement options and shares will relate to 7,611,845 shares of URI common stock. See "The Transaction," "The Transaction Agreement" and "Risk Factors" for important information about the Transaction.

Required Vote and Board of Directors' Recommendation

        Assuming the presence of a quorum, in order to become effective this proposal requires the affirmative vote of the holders of a majority of the shares of URI common stock properly cast on the proposal at the meeting. Abstentions, failures to submit a proxy (if you do not attend the special meeting in person) and any broker non-votes will have no effect on the outcome of the vote on this proposal.

        URI's Board of Directors unanimously recommends that you vote "FOR" the approval of this proposal.

 PROPOSAL 2
ELECTION OF DIRECTORS

        Our Board of Directors has nominated five directors for election at the Annual Meeting. The directors will hold office from election until the next annual meeting of stockholders and until their successors are elected and qualified or until their death, resignation or removal. All of the nominees are current URI directors who were elected by the stockholders at the 2014 annual meeting. After over 20 years of service to URI, Paul Willmott will not be a nominee for election at the Annual Meeting. The URI Board of Directors has not nominated a candidate to replace Mr. Willmott, and a vacancy on the Board is expected to result following the Annual Meeting.

        If your proxy is properly completed and received in time for the Annual Meeting, and if your proxy does not indicate otherwise, the represented shares will be voted "FOR" each of the directors presented below. We have no reason to believe that any of the nominees for director will be unable to serve if elected. However, if any of these nominees becomes unavailable, the persons named in the proxy intend to vote for any alternate designated by the current Board. Proxies cannot be voted for a greater number of persons than the nominees named.

        In the paragraphs below, we describe each nominee's individual management and leadership experience for at least the last five years, which we believe, in the aggregate, creates a well-rounded and capable Board of Directors and contributes to the overall effectiveness of our Board and each of its Committees. Each nominee is an incumbent director and each nominee has consented to being named herein and to serve on the Board of Directors if elected. There are no family relationships among any director, executive officer or any person nominated or chosen by us to become a director.

Criteria for Nomination to the Board

        The Nominating and Corporate Governance Committee of the Board of Directors identifies director candidates based on input provided by a number of sources, including members of the Committee, other directors, our stockholders, members of management and third parties. The Nominating and Corporate Governance Committee does not distinguish between nominees recommended by our stockholders and those recommended by other parties. Any stockholder recommendation must be sent to the Secretary of Uranium Resources, Inc. at 6950 S. Potomac Street, Suite 300, Centennial, Colorado 80112, and must include detailed background information regarding the suggested candidate that demonstrates how the individual meets the Board membership criteria discussed below. The Nominating and Corporate Governance Committee also has the authority to consult with or retain advisors or search firms to assist in the identification of qualified director candidates.

        As part of the identification process, the Nominating and Corporate Governance Committee takes into account each candidate's business and professional skills, experience serving in management or on the board of directors of companies similar to the Company, financial literacy, independence, personal integrity and judgment. In conducting this assessment, the Nominating and Corporate Governance Committee will, in connection with its assessment and recommendation of candidates for director, consider diversity (including, but not limited to, gender, race, ethnicity, age, experience and skills) and such other factors as it deems appropriate given the then-current and anticipated future needs of the Board and the Company, and to maintain a balance of perspectives, qualifications, qualities and skills on the Board. The Board of Directors does not have a formal diversity policy for directors. However, the Board of Directors is committed to an inclusive membership. Although the Nominating and Corporate Governance Committee may seek candidates that have different qualities and experiences at different times in order to maximize the aggregate experience, qualities and strengths of the Board members, nominees for each election or appointment of directors will be evaluated using a substantially similar process. Incumbent directors who are being considered for re-nomination are re-evaluated both on their performance as directors and their continued ability to meet the required qualifications.

Arrangements Regarding Election of Directors

        Under a Stockholders' Agreement between Resource Capital Fund V L.P. ("RCF") and the Company dated March 1, 2012, as subsequently modified by a Bridge Loan Agreement between the Company and RCF dated December 17, 2012 and a Loan Agreement between the Company and RCF dated November 13, 2013, which was subsequently amended on April 29, 2014, November 5, 2014 and July 31, 2015, the Company and RCF have the following arrangements regarding the election of directors: (i) so long as RCF and its affiliates own or hold shares of URI common stock which in the aggregate exceed 10% of the Company's issued and outstanding common stock, RCF will be entitled to have one designee placed in nomination for a seat on the Company's Board of Directors; (ii) so long as RCF and its affiliates own or hold shares of URI common stock which in the aggregate exceed 25% of the Company's issued and outstanding common stock, RCF will be entitled to have an additional designee placed in nomination for a seat on the Company's Board of Directors; and (iii) so long as any obligations remain outstanding under the Loan Agreement, RCF has the right to nominate two individuals to serve of the Company's Board of Directors. Tracy A. Stevenson and Mark K. Wheatley currently serve as RCF's designees to the Company's Board of Directors. Mr. Wheatley and RCF are also party to an agreement pursuant to which Mr. Wheatley may be entitled to additional compensation from RCF upon RCF's sale of its holdings in the Company.

        Following each nominee's biography below, we have highlighted certain notable skills and qualifications that contributed to his selection as a member of our Board of Directors.

Name	Age	Director Since	Primary Occupation
Terence J. Cryan	53	2006	Chairman of the Board, Uranium Resources, Inc. and Co-Founder and Managing Director, Concert Energy Partners
Christopher M. Jones	56	2013	President and Chief Executive Officer, Uranium Resources, Inc.
Marvin K. Kaiser	73	2007	Founder, Whippoorwill Consulting LLC
Tracy A. Stevenson	64	2013	Founding Member of Bedrock Resources, LLC
Mark K. Wheatley	53	2013	Executive Chairman, Xanadu Mines Ltd. (ASX:XAM)

        The Board of Directors unanimously recommends that stockholders vote "FOR" the election of the nominees named below.

Terence J. Cryan
Chairman of the Compensation and Nominating and Corporate Governance Committees

        Terence J. Cryan has served as a director since October 2006, served as the Company's Interim President and Chief Executive Officer from September 2012 to March 2013, and became Chairman of the Board in June 2014. Mr. Cryan has over twenty-five years of experience in international business as an investment banker in the United States and Europe. In 2001, Mr. Cryan co-founded and presently serves as the Managing Director of Concert Energy Partners, an investment and private equity firm based in New York City. Prior to that, Mr. Cryan was a Senior Managing Director in the Investment Banking Division at Bear Stearns. Earlier in his career, Mr. Cryan was a Managing Director, Energy and Natural Resources Group Head and member of the Investment Banking Operating Committee at Paine Webber. Mr. Cryan joined Paine Webber following its acquisition of Kidder, Peabody in 1994. From 2007 to 2010, Mr. Cryan also served as President and Chief Executive Officer of Medical Acoustics LLC. Mr. Cryan has also been an adjunct professor at the Metropolitan College of New York Graduate School of Business and is a frequent lecturer at finance and energy and natural resources industry gatherings. Mr. Cryan received a Master of Science degree in Economics from the London School of Economics in 1984 and a Bachelor of Arts degree in Economics from Tufts University in 1983. Mr. Cryan has been a Director on the Board of Ocean Power Technologies, Inc., since October 2012 and has served as its Chairman since June 2014. Mr. Cryan has been a Director on the Board of Global Power Equipment Group Inc. since January 2008 and has served as President and Chief Executive Officer since March 2015. Mr. Cryan currently serves as Director on the Board of Superior Drilling Products, Inc. and was previously a director of The Providence Service Corporation from May 2009 to May 2011 and Gryphon Gold Corporation from August 2009 to December 2012. Mr. Cryan is a Board Leadership Fellow and member of the National Association of Corporate Directors.

        Mr. Cryan's extensive financial industry experience and educational background in economics provide him with a wealth of knowledge in dealing with financial, accounting and regulatory matters. Mr. Cryan's prior professional experience also permits him to provide valuable advice to the Company with respect to potential capital raising and merger and acquisition transactions, and his service as Interim President and Chief Executive Officer of the Company provides him a deep understanding of the operations of the Company.

Christopher M. Jones
President and Chief Executive Officer
Member of the Health, Safety, Environment and Public Affairs Committee

        Christopher M. Jones has served as President and Chief Executive Officer and a director since April 2013. Mr. Jones has more than 30 years' experience in the mining industry and was most recently President, Chief Executive Officer and a director of Wildcat Silver Corporation from August 2008 to May 2012, where he and his team effectively doubled the size of Wildcat Silver's resources twice using proven metallurgical technologies. Prior to that, Mr. Jones was the Chief Operating Officer and the Mining General Manger at Albian Sands Energy from April 2004 to June 2008. Mr. Jones also held management positions at RAG Coal West Inc., Phelps Dodge Sierrita Corp. and Cyprus Amax Coal Company. He is a member of the American Institute of Mining, Metallurgical, and Petroleum Engineers and is a Professional Engineer registered in Utah and Alberta. Mr. Jones received a Bachelor of Science degree in Mining Engineering at the South Dakota School of Mines and a Master of Business Administration degree from Colorado State University.

        Mr. Jones has extensive executive and leadership experience as a result of his prior employment in management roles at other companies within the mining industry, which enables him to provide valuable counsel to the Company on issues of strategic planning and corporate governance. In addition, Mr. Jones has a history of leading various mining and production operations, as well as exploration and development projects, which will be useful to the Company in its efforts to develop its asset base in New Mexico and position its South Texas operations for a return to production.

Marvin K. Kaiser
Chairman of the Audit Committee and Member of the Compensation Committee

        Marvin K. Kaiser has served as a director since July 2007 and is Chairman of the Audit Committee. Since 2006, Mr. Kaiser has owned Whippoorwill Consulting LLC, a consulting practice specializing in the natural resource industry. In February 2006, Mr. Kaiser retired from The Doe Run Company, a privately held natural resources company and the largest integrated lead producer in the Western Hemisphere, where he served as Executive Vice President and Chief Administrative

Officer. Prior to his thirteen years with Doe Run, Mr. Kaiser held the positions of Chief Financial Officer for Amax Gold, Olympic Mining Corporation and Ranchers Exploration at various times over a 24-year period. Mr. Kaiser graduated from Southern Illinois University with a Bachelor of Science degree in Accounting in 1963 and serves as a director of the Southern Illinois University Foundation. He is a Certified Public Accountant and is experienced in all aspects of corporate finance and management. Mr. Kaiser currently serves as a director of Aurania Resources Ltd. Mr. Kaiser previously served as a director of New West Gold Corporation from May 2006 through September 2007, Constellation Copper Corporation from August 2006 through December 2008, El Capitan Precious Metals Inc. from September 2007 through April 2009, Gryphon Gold Corporation from November 2008 to December 2013, and Brigus Gold Corp. (formerly named Apollo Gold Corporation) from May 2006 to March 2014.

        Mr. Kaiser's qualifications include over 40 years in the mining and exploration industries. In addition, Mr. Kaiser's background in accounting and his prior experience serving on the audit committees of other public companies make him a valuable advisor to the Company on financial and accounting issues and uniquely qualify him to serve as the Company's Audit Committee financial expert.

Tracy A. Stevenson
Member of the Audit and Health, Safety, Environment and Public Affairs Committees

        Tracy A. Stevenson has served as a director since December 2013. A founding member of Bedrock Resources, LLC, a private financial advisory firm focused on natural resource businesses, since 2010, Mr. Stevenson previously was Global Head of Information Systems and Global Head of Business Process Improvement at Rio Tinto PLC. In addition, he served as Executive Vice President, Chief Financial Officer and a director of Comalco Ltd. and as Chief Financial Officer and a director of Kennecott Corporation. Mr. Stevenson has served as a director of Quaterra Resources Inc. since July 2007 and was its Non-Executive Chairman from February 2008 to June 2013. Mr. Stevenson has also served as a director of Vista Gold Corp. since November 2007 and previously served as a director of Ivanhoe Mines Ltd. from May 2010 to April 2012. In addition, he is a founding member of SOS Investors LLC, a private investment firm. Mr. Stevenson, a Certified Public Accountant, graduated magna cum laude with a Bachelor of Science degree in Accounting from the University of Utah and spent four years with a predecessor of the firm PricewaterhouseCoopers LLP.

        Mr. Stevenson's extensive experience in finance as a founding member of a financial advisory firm, as a Certified Public Accountant and in executive roles at other companies in the mining industry enables him to provide valuable counsel to the Company on financial matters and business opportunities related to the Company's business strategy. In addition, Mr. Stevenson's extensive board service at numerous companies in the mining industry provides him deep industry knowledge and allows him to provide important corporate governance insight to the Company.

Mark K. Wheatley
Member of the Audit, Compensation and Health, Safety, Environment and Public Affairs Committees

        Mark K. Wheatley has served as a director since January 2013. Mr. Wheatley has more than 25 years of global metals and mining exploration and development experience and has served on the boards of numerous companies over the last 10 years. Mr. Wheatley currently serves as Executive Chairman of Xanadu Mines Ltd. Mr. Wheatley previously served as Chairman of Goliath Gold Mining Limited from March 2011 to April 2013 and as Chairman of Gold One International Limited from May 2009 through December 2011 and then as lead independent director through December 2012. Mr. Wheatley also served as a director of Uranium One Inc. from 2005 through

2010 and as a director of St. Barbara Limited from November 2003 to July 2006, and was Chairman of Norton Gold Fields Ltd during a one-year restructuring period ending in July 2011. Mr. Wheatley was Chief Executive Officer of Southern Cross Resources from 2003, and Chairman of the Board beginning in 2004, until the company merged to create Uranium One in 2005. Mr. Wheatley's executive management experience also includes having been Managing Director and Chief Executive Officer of BMA Gold Ltd. from July 2006 to May 2009 (including during a period of voluntary administration from January 2007 through November 2007), General Manager of Corporate Development for Aurion Gold, and Senior Vice President within the global mining team of Bankers Trust Australia. Mr. Wheatley started his career at BHP in 1979 and worked in a number of technical and commercial roles.

        Mr. Wheatley's qualifications include his extensive executive and mining experience, including management and board positions in the uranium industry. Mr. Wheatley's successful leadership of companies in all aspects and phases of project development, including finance, operations, exploration, production and ultimately closure, makes him a valuable advisor to the Company as it works to develop its asset base in South Texas and New Mexico.

OWNERSHIP OF URI COMMON STOCK

Stock Ownership of Officers and Directors

        The following table shows, as of August 4, 2015, the number of shares of URI common stock beneficially owned by each director, by each of the named executive officers identified in the 2014 Summary Compensation Table on page 129 in this proxy statement, and by all current directors and executive officers as a group. The percentage beneficial ownership is based on 30,014,023 shares of common stock outstanding as of the close of business on August 4, 2015. The information in this table is based solely on statements in filings with the SEC or other reliable information.

Name of Individual or Group	Number of Shares of URI Common Stock Beneficially Owned(1)	Percent of Class
Terence J. Cryan	91,098	*
Christopher M. Jones	183,361	*
Marvin K. Kaiser	55,309	*
Tracy A. Stevenson	7,916	*
Mark K. Wheatley	22,499	*
Paul K. Willmott	93,603	*
Jeffrey L. Vigil	43,424	*
Dain A. McCoig	36,294	*
All current directors and executive officers as a group (10 persons)	665,293	2.2%

*
Represents less than 1%.

(1)
Includes the following shares that directors and executive officers have the right to acquire within 60 days after August 4, 2015 through the exercise of vested stock options: Terence J. Cryan, 51,666 shares; Christopher M. Jones, 24,444 shares; Marvin K. Kaiser, 16,666 shares; Tracy A. Stevenson, 1,250 shares; Mark K. Wheatley, 2,500 shares; Paul K. Willmott, 1,666 shares; Dain A. McCoig, 7,062 shares; and all current directors and executive officers as a group, 105,254 shares. Except as otherwise noted, the directors and executive officers exercise sole voting and investment power over their shares shown in the table and none of the shares are subject to pledge.

(2)
Includes 100 shares held through the IRA of Mr. Cryan's spouse.

Stock Ownership of Certain Beneficial Owners

        The following table sets forth information regarding persons or groups known to the Company to be beneficial owners of more than 5% of our outstanding common stock.

Name and Address of Beneficial Owner	Number of Shares of URI Common Stock Beneficially Owned	Percent of Class
Resource Capital Fund V L.P.(1)	10,306,075	31.1%
1400 Sixteenth Street, Suite 200
Denver, Colorado 80202
Global X Management Company LLC(2)	2,670,425	8.9%
623 Fifth Avenue, 15thFloor
New York, NY 10022

(1)
RCF reported that, as of July 2, 2015, each of RCF, its general partner, Resource Capital Associates V L.P. ("Associates V"), and the general partner of Associates V, RCA V GP Ltd.

  ("RCA V"), may be deemed to have sole voting and dispositive power over 10,306,075 shares of our common stock, including 3,076,923 shares issuable upon conversion of $8.0 million principal amount outstanding under the Loan Agreement between RCF and URI at $2.60 per share. The investment and voting control of RCA V is exercised by Messrs. Ryan T. Bennett, Ross R. Bhappu, Russ Cranswick, James McClements, Henderson G. Tuten and Ms. Sherri Croasdale (collectively, the "Principals"). Each of the Principals disclaims beneficial ownership of the shares listed, except to the extent of each of their pecuniary interest therein. Such information is based upon a Form 4 filed July 2, 2015.

(2)
Based upon information contained in the Schedule 13G/A filed jointly by Global X Management Company LLC ("GXMC"), Bruno del Ama ("Mr. del Ama") and Jose C. Gonzalez ("Mr. Gonzalez") with the SEC on February 13, 2015. Mr. del Ama and Mr. Gonzalez each own approximately 58% and 42% of GXMC, respectively. Messrs. del Ama and Gonzalez filed the joint statement with GXMC as a result of such stock ownership which may be deemed to enable each of them to exercise control over GXMC. Neither Mr. del Ama nor Mr. Gonzalez own of record any shares of URI common stock and neither one of them has engaged in any transaction in URI common stock. However, as a result of their positions, Messrs. del Ama and Gonzalez each may be deemed to have the power to exercise or to direct the exercise of such voting and/or disposition power that GXMC may have with respect to URI common stock held by GXMC. All shares reported herein have been acquired by GXMC and Messrs. del Ama and Gonzalez each disclaim beneficial ownership over any shares of URI common stock that either one of them or GXMC may be deemed to beneficially own.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our directors and executive officers and persons who own more than 10% of our outstanding common stock to file reports of ownership and changes in ownership of our common stock. To our knowledge, based on a review of those forms and written representations, in 2014 all required forms were filed on time with the SEC, except for one Form 4 which was filed one day late by Mr. Kaiser due to an error by the Company's filing agent, and one Form 4 which was filed late by RCF relating to the delivery of shares by the Company in satisfaction of accrued interest under the Loan Agreement in July 2014.

CORPORATE GOVERNANCE

Board of Directors

        Our business and affairs are overseen by our Board of Directors pursuant to the Delaware General Corporation Law and our amended and restated bylaws. Members of the Board of Directors are kept informed of the Company's business through discussions with the Chairman and key members of management, by reviewing materials provided to them and by participating in Board and Committee meetings. All members of the Board of Directors are elected annually by the stockholders.

        Regular attendance at Board meetings and the Annual Meeting is expected of each director. Our Board of Directors held 15 meetings during 2014, including one meeting held on-site at one of the Company's properties. No director attended fewer than 75% of the total number of Board and applicable Committee meetings (held during the period that such director served) in 2014. The independent directors met in executive session at each Board meeting held in 2014. All of the directors attended the 2014 Annual Meeting of Stockholders.

Board Leadership Structure

        The Company's governing documents allow the roles of Chairman and Chief Executive Officer to be filled by the same or different individuals. This approach allows the Board flexibility to determine whether the two roles should be separate or combined based upon the Company's needs and the Board's assessment of the Company's leadership from time to time. Although the Board regularly considers and is open to different structures as circumstances may warrant, the Board believes that the current arrangement of having a non-management Chairman is currently in the best interests of the Company and its stockholders. The Chairman, Terence J. Cryan, has served as a director since October 2006 and as the Chairman of the Board since June 2014. The current separation between the roles of Chairman and Chief Executive Officer appropriately balances the need for the Chief Executive Officer to manage the daily activities of the Company, and the Chairman serves as a liaison between the Board and executive management in an effort to enhance this relationship.

Director Independence

        The Board annually reviews all relationships that directors have with the Company to affirmatively determine whether the directors are "independent" under NASDAQ listing standards. The Board has determined that each of Messrs. Cryan, Kaiser, Stevenson and Wheatley is "independent" and as a result, each member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee is "independent." In arriving at the foregoing independence determination, the Board of Directors considered transactions and relationships between each director or any member of his immediate family and the Company, its subsidiaries or its affiliates. The Board has determined that the directors designated as "independent" have no relationship with the Company that would interfere with the exercise of their independent judgment in carrying out the responsibilities of a director.

Communications with the Board of Directors

        Interested parties, including our stockholders, desiring to communicate with our Board members, including our non-management directors as a group, may do so by mailing a request to the Secretary of Uranium Resources, Inc. at 6950 S. Potomac Street, Suite 300, Centennial, Colorado 80112. Pursuant to the instruction of the Company's non-management directors, the Secretary will review inquiries and if they are relevant to, and consistent with our operations, policies and procedures, they will be forwarded to the director or directors to whom they are addressed. Inquiries not forwarded will be retained by the Company and will be made available to any director upon request.

Committees of the Board of Directors

        The Board of Directors has established four standing Committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Health,

Safety, Environment and Public Affairs Committee. The table below indicates the members of each standing Board Committee:

Board Member	Audit	Compensation	Nominating and Corporate Governance	Health, Safety, Environment and Public Affairs
Terence J. Cryan*		X	Chair
Christopher M. Jones				X
Marvin K. Kaiser*	Chair	X	X
Tracy A. Stevenson*	X			X(2)
Mark K. Wheatley*	X	Chair(1)		X
Paul K. Willmott				Chair

(1)
Mr. Wheatley became Chairman of the Compensation Committee following the 2014 Annual Meeting.

(2)
Mr. Stevenson joined the Health, Safety, Environment and Public Affairs on March 20, 2014.

        The Board has also established a temporary Finance Committee, consisting of Messrs. Cryan, Jones, Kaiser and Willmott, to consider and act upon certain matters in connection with the November 2013 Loan Agreement with RCF and certain other financing matters. The Finance Committee held one meeting in 2014 before dissolving at the end of the second quarter of 2014.

        Each of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee operates under a charter, adopted by the Board of Directors, which is available on our website at http://urre.client.shareholder.com under "Corporate Governance," or in print, without charge, to any stockholder who sends a request to the office of the Secretary of Uranium Resources, Inc. at 6950 S. Potomac Street, Suite 300, Centennial, Colorado 80112. Each charter was revised in 2013. The functions performed by each of the standing Committees are briefly described below.

The Audit Committee

        The Audit Committee held five meetings in 2014. The Audit Committee's primary responsibilities are to:

  •
  assist the Board of Directors in discharging its responsibilities with respect to the accounting policies, internal controls and financial reporting of the Company;

  •
  monitor compliance with applicable laws and regulations, standards and ethical business conduct, and the systems of internal controls;

  •
  assist the Board of Directors in its oversight of the qualifications, independence and performance of the registered public accounting firm engaged to be the independent auditor of the Company; and

  •
  prepare the report required to be included in the Company's proxy statements.

        The Board of Directors has determined that Mr. Kaiser, the chairman of the Audit Committee, satisfies the criteria adopted by the SEC to serve as an "audit committee financial expert." In addition, the Board of Directors has determined that each of Messrs. Kaiser, Stevenson and Wheatley, constituting all members of the Audit Committee, is an independent director pursuant to the requirements under the Exchange Act and NASDAQ listing standards and is able to read and understand the Company's fundamental financial statements.

The Compensation Committee

        The Compensation Committee held two meetings in 2014. The Compensation Committee is responsible for reviewing and making recommendations to the Board of Directors regarding the compensation of the Company's directors and executive officers and administering and implementing the Company's incentive compensation plans and equity based plans. The Compensation Committee's duties and responsibilities are to:

  •
  review and approve corporate goals and objectives relevant to the compensation of the Company's executive officers;

  •
  evaluate the performance of the Company's executive officers in light of such goals and objectives; and

  •
  determine and approve executive officer compensation based on such evaluation.

        The Compensation Committee also reviews and discusses the Compensation Discussion and Analysis appearing in our proxy statements with our management, and based on such review and discussions, has recommended to the Board of Directors that the Compensation Discussion and Analysis set forth herein be included in this proxy statement.

        Under our Compensation Committee Charter, the Compensation Committee has the authority to retain compensation consultants. In the past, the Compensation Committee engaged Buck Consultants, LLC to review and make recommendations regarding our executive compensation programs. Certain elements of our executive compensation programs have been developed, based in part, on the recommendations of Buck Consultants, LLC. See the discussion under the heading "Compensation Discussion and Analysis" for further information regarding the executive compensation programs. The Compensation Committee also has the authority to obtain advice and assistance from our executives, internal or external legal, accounting or other advisors as it determines necessary to carry out its duties.

        The Compensation Committee may delegate its authority to determine the amount and form of compensation paid to the Company's non-executive employees and consultants to officers and other appropriate supervisory personnel. It may also delegate its authority (other than its authority to determine the compensation of the Company's Chief Executive Officer) to a subcommittee of the Compensation Committee. Finally, to the extent permitted by applicable law, the Compensation Committee may delegate to one or more officers of the Company (or other appropriate personnel) the authority to recommend stock options and other stock awards for employees who are not executive officers or members of the Board of Directors of the Company.

The Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee held one meeting in 2014. The Nominating and Corporate Governance Committee's duties and responsibilities are to:

  •
  recommend to the Board of Directors director nominees for each Annual Meeting of stockholders;

  •
  identify and recommend candidates to fill vacancies occurring between annual stockholder meetings; and

  •
  oversee all aspects of corporate governance of the Company.

        The Nominating and Corporate Governance Committee identifies director candidates based on input provided by a number of sources, including members of the Committee, other directors, our stockholders, members of management and third parties. The Nominating and Corporate Governance Committee does not distinguish between nominees recommended by our stockholders and those recommended by other parties. Any stockholder recommendation must be sent to the Secretary of Uranium Resources, Inc. at 6950 S. Potomac Street, Suite 300, Centennial, Colorado 80112, and must include detailed background information regarding the suggested candidate that demonstrates how the individual meets the Board membership criteria discussed above under "—Criteria for Nomination to the Board." The Nominating and Corporate Governance Committee also has the authority to consult with or retain advisors or search firms to assist in the identification of qualified director candidates.

The Health, Safety, Environment and Public Affairs Committee

        The Health, Safety, Environment and Public Affairs Committee held one meeting in 2014, which was held on-site at one of the Company's properties. Its function is to provide oversight to the Company as the Company undertakes and conducts, in compliance with all regulatory, statutory and Company policies, its operations in an economically and socially responsible manner, with due regard to the safety and health of its employees, the impact of its operations on the natural environment, and the social, economic, health and environmental-related impacts in the communities in which the Company operates.

Codes of Ethics

        The Company has adopted a Code of Ethics for Senior Financial Officers, which is applicable to the Company's chief executive officer, chief financial officer, controller, treasurer and chief internal auditor, and a Code of Business Conduct and Ethics, which is applicable to all of the Company's directors, officers and employees. Copies of the codes are available on our website at http://urre.client.shareholder.com under "Corporate Governance," or in print, without charge, to any stockholder who sends a request to the office of the Secretary of Uranium Resources, Inc. at 6950 S. Potomac Street, Suite 300, Centennial, Colorado 80112.

Related Party Transactions

        The Company's general policy with respect to related party transactions is included in its Code of Business Conduct and Ethics, the administration of which is overseen by the Audit Committee. Directors and officers of the Company are required to report any transaction that the Company would be required to disclose pursuant to Item 404(a) of Securities and Exchange Commission Regulation S-K (a "Related Party Transaction") to the Audit Committee.

        The Company collects information about potential Related Party Transactions in its annual questionnaire completed by directors and officers. Potential Related Party Transactions are subject to the review and approval of the non-interested members of the Audit Committee. In determining whether to approve any such transaction, the Audit Committee will consider such factors as it deems relevant, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in arm's length negotiations with an unrelated third party.

        On August 31, 2012, the Company acquired Neutron Energy, Inc. ("Neutron"). In anticipation of the acquisition, on March 1, 2012, the Company entered into an Investment Agreement (the "Investment Agreement") with RCF, pursuant to which RCF purchased approximately 4.5 million shares of URI common stock for $35.0 million in transactions closing in March 2012, August 2012 and September 2012, the proceeds of which were used to repay Neutron debt and fund the working capital of the Company and Neutron. In connection with the execution of the Investment Agreement, on March 1, 2012, the Company entered into a Registration Rights Agreement with RCF, pursuant to which RCF is granted certain registration rights with respect to the shares of URI common stock issued under the Investment Agreement.

        On December 17, 2012, the Company entered into a Bridge Loan Agreement (the "Bridge Loan Agreement") among the Company, each of the Company's subsidiaries, as guarantors, and RCF, pursuant to which RCF provided a secured bridge loan to the Company in the amount of $5.0 million on December 18, 2012. The Company's obligations under the Bridge Loan Agreement carried an annualized interest rate of 10% and were secured by a first priority lien on all personal property of the Company and its subsidiaries. On December 18, 2012, the Company issued 42,883 shares of common stock to RCF in satisfaction of an establishment fee due under the terms of the Bridge Loan Agreement. On January 10, 2013 and March 5, 2013, the Company issued 4,861 shares and 26,482 shares, respectively, in satisfaction of interest due under the Bridge Loan Agreement. On March 5, 2013, RCF purchased approximately 2.0 million shares in a rights offering pursuant to its obligations under a Standby Purchase Agreement, dated December 17, 2012, under which RCF agreed to exercise subscription rights for the purchase of $5.0 million of common stock in a private placement. The subscription price for the common stock purchased in the rights offering was satisfied by offset against amounts outstanding under the Bridge Loan Agreement, which was subsequently terminated.

        On November 13, 2013, the Company and RCF entered into a Loan Agreement (the "Loan Agreement") whereby RCF agreed, subject to the terms and conditions set forth in the Loan Agreement, to provide a secured convertible loan facility of up to $15.0 million to the Company (the "Facility"). Amounts drawn on the Facility carried an annualized interest rate of 12% until stockholder approval, and 10% thereafter. The Facility initially consisted of three tranches of $5.0 million each. RCF advanced $3.0 million of the first $5.0 million tranche shortly following the closing of the Loan Agreement, and on January 29, 2014, the stockholders approved the Loan Agreement and the issuance of shares thereunder. Following such approval, on February 4, 2014, the Company drew the remaining $2.0 million of the first tranche. On April 29, 2014, the Company, it subsidiaries and RCF entered into Amendment No. 1 to Loan Agreement ("Amendment No. 1"), which reduced the amount available under the second tranche of the Loan Agreement from $5.0 million to $3.0 million and terminated RCF's commitment relating to the $5.0 million third tranche of the Loan Agreement. As a consequence, the aggregate amount available under the Loan Agreement decreased from $15.0 million to $8.0 million. Following execution of Amendment No. 1, the Company requested, and RCF advanced, the final $3.0 million available under the Loan Agreement. The Company and RCF entered into Amendment No. 2 to Loan Agreement on November 5, 2014 to reflect the exchange of certain properties pursuant to the Company's November 2014 asset exchange with Rio Grande Resources, including RCF's security interest in such properties, and the Company and RCF entered into Amendment No. 3 on July 31, 2015 in connection with the closing of the purchase and exchange transaction with Energy Fuels. RCF may at any time convert amounts drawn under the Loan Agreement (including amounts previously repaid) into shares of URI common stock at an initial rate of $2.60 per share. The conversion rate is subject to customary anti-dilution adjustments. If RCF were to elect to convert the $8.0 million outstanding under the Loan Agreement, the Company would issue 3,076,923 shares of common stock to RCF. For a more complete description of the terms of the Loan Agreement, see the disclosure set forth under Item 3.02 to the Form 8-K filed by the Company on February 4, 2014.

        RCF beneficially owned approximately 31.1% of the Company's outstanding common stock as of August 4, 2015. In addition, under a Stockholders' Agreement between RCF and the Company dated March 1, 2012, as subsequently modified by the Bridge Loan Agreement and the Loan Agreement, RCF has certain rights to designate nominees to the Board of Directors. See "Arrangements Regarding Election of Directors" above. The Company's agreements and transactions with RCF could therefore be considered Related Party Transactions. Each of the Investment Agreement, Stockholders' Agreement, Registration Rights Agreement, Bridge Loan Agreement, Standby Purchase Agreement and Loan Agreement were approved unanimously by the Board, including all members of the Audit Committee.

Compensation Committee Interlocks and Insider Participation

        During 2014, the Compensation Committee consisted of Mark K. Wheatley (Chair), Terence J. Cryan and Marvin K. Kaiser. No member of the Compensation Committee is now, or was during 2014, an officer or employee of the Company. No member of the Compensation Committee had any relationship with the Company or any of its subsidiaries during 2014 pursuant to which disclosure would be required under applicable rules of the SEC pertaining to the disclosure of transactions with related persons. None of the executive officers of the Company currently serves or served during 2014 on the board of directors or compensation committee of another company at any time during which an executive officer of such other company served on the Company's Board of Directors or Compensation Committee.

Board Oversight of Risk Management

        The Board of Directors has overall responsibility for risk oversight with a focus on the most significant risks facing the Company. The Board of Directors relies upon the President and Chief Executive Officer to supervise day-to-day risk management, who reports directly to the Board and certain Committees on such matters as appropriate.

        The Board of Directors delegates certain oversight responsibilities to its Committees. For example, while the primary responsibility for financial and other reporting, internal controls, compliance with laws and regulations and ethics rests with the management of the Company, the Audit Committee provides risk oversight with respect to the Company's financial statements, the Company's compliance with legal and regulatory requirements and corporate policies and controls, and the independent auditor's selection, retention, qualifications, objectivity and independence. Additionally, the Compensation Committee provides risk oversight with respect to the Company's compensation programs, and the Nominating and Governance Committee provides risk oversight with respect to the Company's governance structure and processes and succession planning. The Board and each Committee consider reports and presentations from the members of management responsible for the matters considered to enable the Board and each Committee to understand and discuss risk identification and risk management.

AUDIT COMMITTEE REPORT

        The Audit Committee, operating under a written charter adopted by the Board of Directors, reports to and acts on behalf of the Board of Directors by providing oversight of the Company's independent auditors and the Company's financial management and financial reporting procedures. Management has primary responsibility for preparing the Company's financial statements and establishing effective internal financial controls. Hein & Associates LLP, the Company's independent registered public accountants, is responsible for auditing those financial statements and expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles.

        The Audit Committee reviews the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal financial control, for preparing the financial statements and for the public reporting process. Hein & Associates LLP is responsible for expressing opinions on the conformity of the Company's audited financial statements with generally accepted accounting principles.

        In this context, the Audit Committee reviewed and discussed with management and Hein & Associates LLP the audited financial statements for the year ended December 31, 2014 and management's assessment of the effectiveness of the Company's internal control over financial reporting. The Audit Committee has discussed with Hein & Associates LLP the matters that are required to be discussed by the applicable Public Company Accounting Oversight Board standards.

Hein & Associates LLP has provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Hein & Associates LLP's communications with the Audit Committee concerning independence, and the Audit Committee discussed with Hein & Associates LLP that firm's independence. The Audit Committee also concluded that Hein & Associates LLP's provision of audit and non-audit services to the Company and its affiliates is compatible with Hein & Associates LLP's independence.

        Based on the considerations referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2014 be included in the Company's Annual Report on Form 10-K for 2014 and selected Hein & Associates LLP as the independent registered public accountants for the Company for 2015.

        This Report has been submitted by the following members of the Audit Committee of the Board of Directors:

  Marvin K. Kaiser, Chairman
  Tracy A. Stevenson
  Mark K. Wheatley

        The information contained in the foregoing Audit Committee Report shall not be deemed "soliciting material" or "filed" with the SEC, nor shall such information be incorporated by reference into a future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Report by reference therein.

PROPOSAL 3
RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC
ACCOUNTANTS

        The Board of Directors has unanimously appointed Hein & Associates LLP to be our independent registered public accountants for the year ending December 31, 2015, and has further directed that management submit the appointment of our independent registered public accountants for ratification by the stockholders at the Annual Meeting. In recommending ratification by the stockholders of such appointment, the Board of Directors is acting upon the recommendation of the Audit Committee, which has satisfied itself as to the firm's professional competence and standing. Ratification of the appointment of Hein & Associates LLP by the stockholders is not required by law. As a matter of policy, however, such appointment is being submitted to the stockholders for ratification at the Annual Meeting because the Audit Committee and the Board of Directors believe this to be a good corporate practice. The persons designated in the enclosed proxy will vote your shares FOR ratification unless you include instruction in your signed proxy to the contrary. If the stockholders fail to ratify the appointment of this firm, the Board of Directors will reconsider the matter. Representatives of Hein & Associates LLP are expected to be present at the Annual Meeting to answer appropriate questions from the stockholders and will be given an opportunity to make a statement on behalf of Hein & Associates LLP should they desire to do so. None of our directors or executive officers has any substantial interest, direct or indirect, in Hein & Associates LLP.

        The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Hein & Associates LLP as independent registered public accountants of the Company.

Audit and Non-Audit Fees

        The following table presents fees billed for professional audit services rendered by Hein & Associates LLP, the Company's independent registered public accountants, for the audit of the Company's annual financial statements for 2013 and 2014, and fees billed for other services rendered by Hein & Associates LLP.

	2013	2014
Audit fees(1)	$199,012	$177,891
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—

(1)
Audit fees include fees for the audits of the Company's consolidated financial statements and for services that are usually provided by an auditor in connection with statutory and regulatory filings and engagements.

Audit Committee Pre-Approval Policies and Procedures

        The Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor to assure that the provision of such services does not impair the auditor's independence. All of the foregoing services were pre-approved by the Audit Committee.

 EXECUTIVES AND EXECUTIVE COMPENSATION

Executive Officers

        The executive officers serve at the discretion of the Board of Directors. All officers are employed on a full-time basis.

Name	Age	Position
Christopher M. Jones	56	President and Chief Executive Officer
Jeffrey L. Vigil	61	Vice President—Finance and Chief Financial Officer
Dean T. (Ted) Wilton	67	Vice President and Chief Geologist
Dain A. McCoig	35	Vice President—South Texas Operations

        Please see above under "Proposal 2—Election of Directors" for information about Christopher M. Jones, the Company's President and Chief Executive Officer. The following paragraphs set forth certain information concerning the business experience of the Company's other executive officers.

        JEFFREY L. VIGIL joined the Company as Vice President—Finance and Chief Financial Officer in June 2013. Mr. Vigil is a mining industry financial veteran with more than thirty years of financial management experience in both production stage and development stage enterprises. Previously, he served in various financial positions, including Chief Financial Officer, at Energy Fuels, a uranium company, from April 2009 to May 2013, where he was responsible for financial and management reporting, equity financings, tax planning and compliance, treasury functions and risk management. Mr. Vigil also managed financial, operational and legal due diligence for a number of acquisitions. Prior to Energy Fuels, he served as Chief Financial Officer for Koala Corporation, which filed for voluntary reorganization under Chapter 11 of the U.S. Bankruptcy Code in March 2007. Mr. Vigil is a graduate of the University of Wyoming with a Bachelor of Science degree in Accounting and is a licensed Certified Public Accountant in the State of Colorado.

        DEAN T. (TED) WILTON joined the Company in April 2012 as Vice President and Chief Geologist. Mr. Wilton, who has over 40 years of experience in the mining industry, is responsible for the development and implementation of exploration and delineation policies, systems, processes, procedures and controls related to both the exploration and development of existing properties as well as identifying potential new projects. Mr. Wilton has a comprehensive range of experience from greenfield to advanced stage mineral exploration and development programs in a variety of regions from North America and Latin America to Australia and New Zealand. He has participated in the discovery of a number of uranium and gold deposits over his career which includes a variety of technical and leadership roles at Freeport McMoRan, Inc., Kinross Gold Corporation, Neutron Energy, Inc., Victoria Gold Corporation and Klondex Mines Ltd. Prior to joining the Company in April 2012, Mr. Wilton served as Vice President—Exploration for Klondex Mines Ltd. from January 2012 to March 2012, Vice President—Exploration for Victoria Gold Corporation from January 2011 to December 2011, and as Chief Geologist for Neutron Energy, Inc. from March 2005 to December 2010. Mr. Wilton is a graduate of the New Mexico Institute of Mining and Technology and has been honored with the 2011 Distinguished Alumni Achievement award as well as being a Certified Professional Geologist.

        DAIN A. MCCOIG joined the Company in 2004 as Plant Engineer and was promoted to Kingsville Dome Plant Supervisor in 2005, Senior Engineer in August 2008, Manager—South Texas Operations in April 2010 and Vice President—South Texas Operations in January 2013. Mr. McCoig earned a Bachelor of Science degree in Mechanical Engineering from Colorado School of Mines in 2002 and attained his certification as a Professional Engineer from the Texas Board of Professional Engineers in 2010.

Compensation Discussion and Analysis

        In this section, we discuss our compensation philosophy and describe the compensation program for our senior executive team. We explain how our Board's Compensation Committee determines compensation for our senior executives and its rationale for specific 2014 decisions. We also discuss numerous changes the Committee has made to our program over the past several years to advance its fundamental objective: aligning our executive compensation with the long-term interests of our stockholders.

        The Compensation Discussion and Analysis describes the compensation of the following named executive officers ("NEOs"):

Name	Title
Christopher M. Jones	President, Chief Executive Officer and Director
Jeffrey L. Vigil	Vice President—Finance and Chief Financial Officer
Dain A. McCoig	Vice President—South Texas Operations

Executive Summary

        Our executive compensation program is designed to reward exceptional organizational and individual performance and to align our management's interests with that of our stockholders. Performance of our executives is evaluated based on financial and non-financial goals that balance achievement of short-terms goals related to the continued improvement of the Company's business and long-term goals that seek to maximize stockholder value.

2014 Achievements

        The Company achieved many of its goals during 2014 as a result of prolonged efforts by management, including:

  •
  further reduction of the Company's cash burn rate;

  •
  improved financial position with debt and equity financings;

  •
  completion of NI 43-101 compliant Technical Reports for the Company's Roca Honda, Cebolleta and Juan Tafoya projects; and,

  •
  completion of restoration work at Kingsville Dome and Vasquez and commencement of reclamation work at Rosita.

2014 Compensation Plan Overview

        Our compensation program provides total direct compensation to our NEOs that supports our philosophy of pay-for-performance and alignment of incentives between our management and stockholders. To that end, we have implemented the following policies and practices:

  •
  Significant "At-Risk" Compensation.  A significant portion of NEO compensation and bonus opportunities are based on each NEO's individual performance and the performance of the Company. Two-thirds of the equity grants to our NEOs in 2014 were performance-based, with a significant risk of forfeiture.

  •
  Short-Term Incentive Compensation.  The short-term incentive compensation component of our compensation program includes an annual incentive payment, payable in cash or stock, upon the achievement of specific planned performance goals. Such incentive payment serves as a vehicle for recruitment and retention and allows us to deliver competitive compensation tied to performance. In 2014, the Compensation Committee determined our NEOs earned from 70% to 75% of their target awards, again based on individual and Company-wide performance.

  •
  Long-Term Incentive Compensation.  The long-term incentive compensation component of our compensation program includes restricted stock units ("RSUs") tied to both performance and continued service. The award of such RSUs further aligns our management's interests with our long-term performance and stockholder value.

  •
  Fixed Compensation.  The fixed compensation elements of our compensation program include a base salary and retirement, health and welfare benefits.

  •
  Stock Ownership Guidelines.  Our stock ownership guidelines require that the Company's CEO and CFO obtain shares of our common stock valued at three times their base salaries to ensure that management's interests are aligned with the long-term interests of our stockholders. These ownership requirements also serve as a retention tool through holding period requirements.

  •
  No Perquisites.  We do not provide any perquisites, whether cash or otherwise, to our CEO, CFO or other NEOs.

  •
  Consideration of "Say-on-Pay" Vote.  As in prior years, our stockholders continued to show strong support for our executive compensation program by approving such program with approximately 98% of votes cast in favor of the "say-on-pay" proposal at the 2014 Annual Meeting. The Compensation Committee views this continued support as a strong endorsement of our program.

Philosophy and Objectives of Our Compensation Plan

        Our compensation program is centered around a philosophy that focuses on management retention, alignment of interests between management and the stockholders and pay-for-performance compensation. We believe this philosophy allows us to compensate our NEOs competitively, while simultaneously ensuring continued development and achievement of key business strategy goals. The Compensation Committee firmly believes that our pay-for-performance philosophy should recognize both short- and long-term performance and should include both cash and equity compensation arrangements that are supported by strong corporate governance, including active and effective oversight by the Compensation Committee.

Objectives

        The Compensation Committee has outlined the following objectives for compensation of our NEOs and considers such objectives in making compensation decisions:

Objective	Description
Attraction and Retention	We provide competitive compensation to our NEOs and tie a significant portion of compensation to time-based and performance-based vesting requirements. Together, these actions help to ensure that we can continue to attract key management personnel and retain such personnel.
Pay for Performance	A significant portion of each NEO's compensation is "at-risk" or variable, based on predetermined performance criteria. Such criteria include both short- and long-term goals, as well as financial and non-financial goals. The Compensation Committee considers each of these criteria in making its compensation decisions each year.
Pay Mix	We use a variety of fixed-pay and incentive compensation forms, including cash, stock, options and RSUs.
Alignment of Incentives	We require our CEO and CFO to obtain a significant stock ownership stake in the Company and tie a meaningful portion of NEO compensation to awards that vest over multi-year periods.
Competitive Packages	We evaluate our compensation program in an effort to provide a competitive compensation package to each NEO that takes into account their responsibilities, performance and organization.

How Executive Compensation is Determined

Role of the Compensation Committee

        The Compensation Committee of the Board of Directors oversees the Company's executive compensation programs. Additionally, the Compensation Committee is charged with the review and approval of all annual compensation decisions relating to the NEOs and the Company's other officers.

        The Compensation Committee is composed entirely of independent, non-management members of the Board of Directors. Each member of the Compensation Committee is both a "non-employee director" within the meaning of Rule 16b-3 of the Exchange Act, and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code. No Compensation Committee member participates in any of the Company's employee compensation programs. Each year the Company reviews any and all relationships that each director has with the Company, and the Board of Directors subsequently reviews these findings. The Board of Directors has determined that none of the Compensation Committee members has any material business relationships with the Company.

        The responsibilities of the Compensation Committee, as stated in its charter, include the following:

  •
  review and make such recommendations to the Board of Directors as the Compensation Committee deems advisable with regard to all incentive-based compensation plans and equity-based plans;

  •
  review and approve the corporate goals and objectives that may be relevant to the compensation of the Company's NEOs;

  •
  evaluate the performance of the NEOs in light of the goals and objectives that were set and determine and approve the compensation of the NEOs based on such evaluation; and

  •
  review and approve the recommendations of the CEO with regard to the compensation of all officers of the Company other than the CEO.

Role of Management

        The Compensation Committee considers input from the CEO when making executive compensation decisions for the other NEOs. The CEO's input is useful because the CEO reviews and observes the performance of the other NEOs at the Company. No other NEO is present or privileged to the recommendations of the CEO to the Compensation Committee. The Compensation Committee and Board of Directors determine the compensation of the CEO without any management input.

Financial Performance Goals

        The Compensation Committee believes that a significant portion of each NEO's compensation should be tied to the Company's performance measured against stockholder value creation. By doing so, officers have the incentive of increasing stockholder value. The Company also measures financial performance awards against certain operational cost targets, budget targets and development and production objectives. Performance goals have changed from time to time and will continue to change as the conditions of the Company and the uranium market evolve.

Non-Financial Performance Goals

        The Compensation Committee also believes that a significant portion of NEO compensation should be tied to achievement of the following non-financial performance goals and exhibition of the following core values:

Non-Financial Performance Goals:

  •
  continued viability of the Company as a going concern through the low price cycle for uranium concentrate and, as conditions permit, the development of a strong balance sheet;

  •
  development and implementation of a strategy for market competitiveness in acquiring additional properties for future development and operation;

  •
  retention of existing uranium properties and resources for development and operation at a time when an economic cycle for uranium selling prices returns;

  •
  growth goals associated with development of the Company's New Mexico resources, expanded financing sources, return to production in South Texas and strategic ventures; and;

  •
  retention of valuable personnel for future development and operation of uranium properties in the United States.

Core Values:

  •
  safety;

  •
  community involvement;

  •
  environmental stewardship;

  •
  development of future leaders; and

  •
  adherence to a strict code of ethics.

Peer Group Analysis

        The Company has historically evaluated its compensation program against the programs at other companies in order to ensure its compensation program is competitive. Peer companies were selected based on (i) revenue scope within a reasonable range, (ii) asset size within a reasonable range of the Company's asset size, and (iii) mining companies with operational scope comparable to those of the Company—specifically, mining companies with operational activities versus pure "junior" developmental/exploration companies. To be reflective of the appropriate range of competitive pay practices, the group of companies used for this purpose was comprised of uranium mining companies in various stages of development and production, and in 2014 consisted of Azarga Uranium, Energy Fuels, UR Energy, Uranium Energy and Uranerz Energy Inc. The Company traditionally targeted all elements of its compensation programs to provide a competitive compensation opportunity at the median range of companies whose compensation is used in our peer group.

        During 2013, the Compensation Committee utilized the services of an executive search firm which provided compensation data on current market salaries and incentive packages for executives in similarly sized mining companies in North America. The Committee negotiated salaries and long-term incentive opportunities directly with the Company's new CEO and CFO in light of their level of experience, the Company's compensation packages with its former CEO and CFO, and the need for the Company to conserve cash. For the Company's other NEOs, the Committee largely continued base salary levels from prior years in 2013 and 2014 and established performance incentives with target payments similar to the Company's legacy programs, although with a greater portion at risk based on the Company's performance and the performance of the individual NEOs.

        In evaluating stock price performance in 2014, the Compensation Committee compared the Company's performance against the performance of the Global X Uranium ETF, which the Committee concluded represents a better measure of the status of the uranium industry than any potential peer group.

Use of Compensation Consultants

        The Compensation Committee occasionally engages compensation consultants to assess executive pay packages and develop incentive plans. The Compensation Committee last utilized a consultant, Buck Consultants, LLC, in September 2010. The Company's current short-term incentive program and long-term incentive program have certain similarities with plans developed with the assistance of Buck Consultants in 2010 and 2011, but none of the Company's 2014 compensation decisions were the result of input from Buck Consultants or any other compensation consultant.

2013 Omnibus Incentive Plan

        In June 2013, the Company adopted the Uranium Resources, Inc. 2013 Omnibus Incentive Plan (the "2013 OIP"). Prior to its adoption, the Company had three other stock incentive plans for officers and certain other employees: the Amended and Restated 1995 Stock Incentive Plan (the "1995 Plan"), the 2004 Stock Incentive Plan (the "2004 Plan") and the 2007 Restricted Stock Plan (the "2007 Plan"). In addition, the Company had a stock incentive plan for directors: the 2004 Amended and Restated Directors' Stock Option and Restricted Stock Plan (the "2004 Directors' Plan" and together with the 1995 Plan, 2004 Plan and 2007 Plan, the "Prior Plans"). The Company adopted the 2013 OIP to provide flexibility in structuring its executive compensation program and to ensure that it would have a sufficient number of shares of common stock available for equity-based awards that it expects to make to eligible individuals over the next several years. The 2013 OIP replaced the Prior Plans and no more awards were or will be granted under the Prior Plans following the adoption of the 2013 OIP. We reserved a total of one million shares of common stock for issuance pursuant to the 2013 OIP, plus shares that were reserved but unissued under the Prior Plans.

        The 2013 OIP provides the Compensation Committee substantial flexibility in structuring awards that meet the objectives outlined above. In particular, the 2013 OIP permits the grant of performance-based and time-based RSUs, with many possible performance criteria available as the Compensation Committee determines to be appropriate. In addition to RSUs, the 2013 OIP provides for the grant of awards of stock options, stock appreciation rights, restricted stock, unrestricted stock, dividend equivalent rights, performance shares and other performance-based awards, other equity-based awards and cash bonus awards. All of our officers, directors and employees, and the officers, directors and employees of our subsidiaries and affiliates, are eligible to receive awards under the 2013 OIP. In addition, consultants, advisors and certain other individuals whose participation in the 2013 OIP is determined to be in the best interests of the Company by the Compensation Committee may participate. Incentive share options, however, are only available to our employees.

        The 2013 OIP is administered by the Compensation Committee. The Compensation Committee also interprets the provisions of the 2013 OIP. The Compensation Committee also determines who will receive awards under the 2013 OIP, the types of award made, the terms and conditions of awards, and the number of shares of common stock subject to an award, if the award is equity-based.

Executive Compensation Elements

Overview and Compensation Mix

        The following table illustrates the principal elements of the Company's executive compensation program, each of which is evaluated and updated on an annual basis by the Compensation Committee:

Pay Element	Characteristics	Primary Objective
Base Salary	Annual fixed cash compensation	Attract and retain qualified and high performing executives
Short-Term Incentive Compensation	Annual stock compensation based on the achievement of predetermined performance goals	Incentivize our NEOs to achieve the short-term performance goals established by the Compensation Committee
Long-Term Incentive Compensation	Long-term equity awards granted as time-based and performance-based RSUs	Retain our NEOs and align their interests with the interests of our stockholders

        In addition to the above-mentioned elements, the Company also provides a retirement, health and welfare benefit component to the executive compensation program.

        The 2014 compensation mix for the Company's CEO and CFO demonstrates the Company's philosophy regarding significant long-term and performance-based compensation. As set forth in the 2014 Summary Compensation Table, approximately 43% of total compensation for the CEO and 33% of total compensation for the CFO in 2014 consisted of long-term equity awards, with approximately 39% of the CEO's 2014 compensation and 54% of the CFO's 2014 compensation consisting of base salary and the remainder consisting of compensation under the short-term incentive program. In addition, all short-term incentive compensation and a significant portion of long-term incentive compensation vests or is otherwise determined by the achievement of individual and Company-wide performance objectives.

        The following is a summary of the components of the compensation policy for the Company's NEOs. As described in greater detail below, for 2015 annual and long-term incentive programs are effective for each current NEO—specifically, Messrs. Jones, Vigil and McCoig.

Fixed Compensation

Base Salary

        The Compensation Committee establishes base salaries for our executives based on the scope of their responsibilities, and takes into account competitive market compensation paid by comparable mining industry companies. The Company believes that a competitive compensation program will enhance its ability to attract and retain senior executives. In each case, the Compensation Committee takes into account each officer's (i) current and prior compensation, (ii) scope of responsibilities, (iii) experience, (iv) comparable market salaries and (v) the Company's achievement of performance goals (both financial and non-financial). The Compensation Committee also (i) has the opportunity to meet with the officers at various times during the year, which allows the Compensation Committee to form its own assessment of each individual's performance and (ii) reviews reports of the CEO presented to the Compensation Committee, evaluating each of the other officers, including a review of their contributions and performance over the past year, strengths, weaknesses, development plans and succession potential.

        For fiscal 2014, after taking into account the above-mentioned factors, historical base salaries, the performance of the NEOs and the challenging uranium pricing environment, the Compensation Committee maintained base salaries for our NEOs at the same levels as in fiscal 2013, as follows:

Name	Title	2014 Base Salary
Christopher M. Jones	President and Chief Executive Officer	$275,000
Jeffrey L. Vigil	Vice President—Finance and Chief Financial Officer	$200,000
Dain A. McCoig	Vice President—South Texas Operations	$165,000

        For more information about the 2014 base salaries for each of our NEOs, please see "2014 Summary Compensation Table" on page 129.

Retirement, Health and Welfare Benefits

        The Company offers a variety of health and welfare and retirement programs to all eligible employees. The NEOs generally are eligible for the same benefit programs on the same basis as the rest of the Company's employees. The Company's health and welfare programs include medical, dental and vision. In addition to the foregoing, the NEOs were or are eligible to participate in the following programs:

        Supplemental Health Care Plan.    Through January 31, 2014, the Company maintained a Health Care Plan (the "Supplemental Plan") for the Company's executive officers and certain of its other employees, which supplemented the standard health care plan available to all eligible employees (the "Standard Plan"). The Supplemental Plan paid directly to the participant 80% of all out-of-pocket medical and dental expenses not covered under the Standard Plan, including deductibles and co-insurance amounts. Additionally, the Supplemental Plan provided to each participant $100,000 of accidental death and dismemberment insurance protection and a worldwide medical assistance benefit. The Company paid an annual premium under the Supplemental Plan equal to $250 per participant plus 11% of claims paid. The Company terminated the Supplemental Plan effective January 31, 2014.

        401(k) Profit Sharing Plan.    The Company maintains a defined contribution profit sharing plan for employees (the "401(k)") that is administered by a committee of trustees appointed by the Company. All Company employees are eligible to participate upon the completion of six months of employment, subject to minimum age requirements. Each year the Company makes a contribution to the 401(k) without regard to current or accumulated net profits of the Company. These contributions are allocated to participants in amounts equal to 25% (or a higher percentage, determined at the Company's discretion) of the participants' contributions, up to 4% of each participant's gross pay. For the plan year ended July 31, 2014, the Company contributed amounts equal to 100% of the participant's contributions, up to 4% of gross pay. Participants become 20% vested in their Company contribution account for each year of service until full vesting occurs upon the completion of five years of service. Distributions are made upon retirement, death or disability in a lump sum or in installments.

Perquisites

        We do not provide any perquisites, whether cash or otherwise, to our NEOs. We feel that our executive compensation program, particularly given the challenging uranium pricing environment, provides our NEOs with competitive compensation such that we do not need to provide any perquisites to achieve the goals of our executive compensation program.

Short-Term Incentive Compensation

        In 2014, the Compensation Committee established a short-term incentive program pursuant to which each of the NEOs could earn a bonus based on the achievement of certain performance measures. For fiscal 2014, the performance measures and weighting of the measures for each NEO were as follows:

	Performance Objectives and Relative Importance
	Safety / Environment	Corporate Objectives(1)	Financing	Budget	Operations Support	Target Bonus as a Percentage of Salary	Bonus Paid for Fiscal 2014
Christopher M. Jones	Medium	High	High	High	Medium	60%	$124,000
Jeffrey L. Vigil	Low	High	High	High	High	30%	$42,000
Dain A. McCoig	High	Medium	Low	High	High	30%	$37,000
Level of Achievement	Partial	Partial	Partial	Full	Partial

(1)
Consists of restoration at certain of the Company's South Texas properties, evaluating merger and acquisition opportunities and developing resource reports.

        In March 2015, the Compensation Committee determined the results of the 2014 performance measures, as set forth in the table above, and the applicable award amounts. Awards were made in stock.

Long-Term Incentive Compensation

        In 2014, the Compensation Committee also determined to set long-term performance criteria for each of the NEOs. The long-term compensation program puts a greater focus on performance and serves to create a balance between long-term and short-term performance imperatives. In the case of the NEOs, two-thirds of the restricted stock units granted on June 4, 2014, vest based upon the achievement of such performance criteria, with the other one-third in each case vesting based upon continued service to the Company.

        The Compensation Committee expects the incentive program to evolve over time as the Company transitions from its current primary focus on developmental and restoration activities to an operational focus driving towards profit and return enhancement.

Stock Ownership Policy

        The Compensation Committee believes that stock ownership by senior management and stock-based performance compensation arrangements are beneficial in aligning management and stockholders' interests and serves as an executive retention tool through vesting and post-vesting holding period requirements. To that end, the employment agreements for each of Mr. Jones and Mr. Vigil establish stock ownership targets for each executive of stock valued at three times the initial base salary of each executive under the employment agreements. Each of Mr. Jones and Mr. Vigil has five years from his respective employment date to reach the stock ownership target.

Target Total Direct Compensation for Fiscal 2015

        The target compensation packages for our NEOs during fiscal 2015 will consist of base salary and, subject to Compensation Committee approval, a performance-based annual incentive plan pursuant to the short-term incentive program and time-based and performance-based awards under the long-term incentive program. Base salaries have been positioned to reflect job content and competitive pay practices, as discussed above.

"Say-on-Pay" Stockholder Vote

        In 2014, as in prior years, we sought an advisory vote from our stockholders regarding our executive compensation program and received a 98% favorable vote supporting the program. The Compensation Committee considers the results of the advisory vote as it completes its annual review of each pay element and the compensation packages provided to our NEOs. Given the significant level of stockholder support and our stockholder outreach throughout the year, the Compensation Committee concluded that our compensation program continues to provide a competitive pay for performance package that effectively incentivizes our NEOs to maximize stockholder value. The Compensation Committee will continue to consider the outcome of our say-on-pay votes and our stockholder views when making future compensation decisions for our NEOs.

Severance and Change in Control Arrangements

        We have entered into employment agreements with Messrs. Jones and Vigil that provide payments following the termination of employment under certain circumstances, including following a change in control of the Company. The Compensation Committee believes such agreements are useful in recruiting and retaining executives, provide continuity of management in the event of an actual or threatened change in control and provide the executives with the security to make decisions that are in the best long-term interest of the stockholders. The terms of these agreements are described later in "Potential Payments Upon Termination or Change in Control."

        In addition, awards under the Company's equity incentive plans generally vest or accelerate upon a change in control of the Company. The Compensation Committee believes that the above-mentioned vesting and acceleration is appropriate on the basis that our NEOs should receive the full benefit of such awards in the event of a change in control.

Internal Revenue Code Section 162(m)

        Section 162(m) of the Internal Revenue Code generally places a $1,000,000 limit on the deductibility for federal income tax purposes of the annual compensation paid to a company's CEO and each of its other three most highly compensated executive officers (excluding the CFO). However, "qualified performance-based compensation" is exempt from this deductibility limitation. Qualified performance-based compensation is compensation paid based solely upon the achievement of objective performance goals, the material terms of which are approved by the stockholders of the paying corporation.

        The Compensation Committee considers the anticipated tax treatment to the Company when determining executive compensation and routinely seeks to structure its executive compensation program in a way that preserves the deductibility of compensation payments and benefits. It should be noted, however, that there are many factors which are considered by the Compensation Committee in determining executive compensation and, similarly, there are many factors that may affect the deductibility of executive compensation. In order to maintain the flexibility to be able to compensate NEOs in a manner designed to promote varying corporate goals, the Compensation Committee has not adopted a strict policy that all executive compensation must be deductible under Section 162(m).

Actions Taken After Fiscal 2014

        The Compensation Committee has not taken any additional actions with respect to our executive compensation program after fiscal 2014, other than as described above.

2014 Summary Compensation Table

        The following table sets forth information regarding 2014 and 2013 compensation for each of our 2014 NEOs:

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Christopher M. Jones(4)	2014	275,000	303,504	—	124,000	5,924	708,428
President and CEO	2013	215,769	351,250	108,900	79,471	2,794	758,184
Jeffrey L. Vigil(5)	2014	200,000	121,401	—	42,000	4,597	367,998
Vice President—Finance and CFO	2013	104,615	360,000	—	14,869	3,792	483,276
Dain A. McCoig(6)	2014	165,000	166,928	—	37,000	4,358	373,286
VP—South Texas Operations	2013	162,788	—	—	29,134	13,912	205,834

(1)
See Note 11—Stock Based Compensation of the Notes to Consolidated Financial Statements in the Company's Form 10-K for the period ended December 31, 2014 for a discussion of valuation assumptions for stock and option awards. The stock and option awards present the aggregate grant date fair value calculated in accordance with FASB ASC Topic 718.

(2)
Non-equity incentive plan compensation for 2014 and 2013 includes performance awards made under the Company's short-term incentive program.

(3)
Includes contributions made by the Company under the Company's 401(k) Profit Sharing Plan described above, and life insurance premiums paid by the Company on behalf of the named officer.

(4)
Mr. Jones joined the Company on March 12, 2013.

(5)
Mr. Vigil joined the Company effective June 14, 2013.

(6)
Mr. McCoig became an executive officer of the Company upon his promotion to Vice President—South Texas Operations on January 24, 2013.

2014 Grants of Plan-Based Awards

        The table below summarizes grants of restricted stock, RSUs and options and the estimated cash awards payable under the Company's short-term and long-term incentive programs for 2014. Information regarding the terms of these awards can be found above under the headings "Short-Term Incentive Compensation," and "Long-Term Incentive Compensation" and below under the heading "Employment Agreements."

							All Other Option Awards: Number of Securities Underlying Options (#)
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)			Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(2)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Christopher M. Jones		—	165,000	—	—		—	—	—
	6/4/2014	—		—	117,183	(3)	—	—	303,504
Jeffrey L. Vigil		—	60,000	—	—		—	—	—
	6/4/2014	—	—	—	46,873	(3)	—	—	121,401
Dain A. McCoig		—	49,500	—	—		—	—	—
	6/4/2014	—	—	—	64,451	(3)	—	—	166,928

(1)
Represents potential earnings under the Company's short-term incentive program for 2014. The target individual awards under the short-term incentive program were 30% of base salary for NEOs other than Mr. Jones and 60% of base salary in the case of Mr. Jones. The awards were not subject to threshold or maximum amounts. Awards under the short-term incentive program were paid during the first quarter of 2015. See the 2014 Summary Compensation Table for those amounts.

(2)
See Note 11—Stock Based Compensation of the Notes to Consolidated Financial Statements in the Company's Form 10-K for the period ended December 31, 2014 for a discussion of valuation assumptions for stock and option awards. The stock and option awards present the aggregate grant date fair value calculated in accordance with FASB ASC Topic 718.

(3)
On June 4, 2014, pursuant to the Company's long-term incentive program, NEOs were awarded RSUs which vest as follows: one-third in three equal installments on January 2, 2015, 2016 and 2017, and the remaining two-thirds over three years subject to the achievement of performance objectives.

Employment Agreements

        On March 12, 2013, the Company entered into an employment agreement with Mr. Jones in connection with his joining the Company as President and CEO. Pursuant to his employment agreement, Mr. Jones is entitled to an annual base salary of $275,000, has a target bonus equal to 60% of his base salary, and was awarded 25,000 shares of the Company's restricted stock and an option to purchase 55,000 shares of the Company's common stock. In the event of a change of control (as defined therein), if Mr. Jones is terminated without cause (as defined therein), demoted or has his responsibilities materially changed, or circumstances arise that constitute good reason (as defined therein), the Company will pay Mr. Jones a severance amount equal to two years of base salary, in a lump sum within 30 days after his termination or termination of the agreement. If the Company otherwise terminates Mr. Jones without cause or fails to renew the employment agreement, or Mr. Jones otherwise terminates his employment for good reason, the Company will pay Mr. Jones severance in the amount of one year of base salary in a lump sum within 30 days after the termination date.

        On June 11, 2013, the Company entered into an employment agreement with Mr. Vigil in connection with his joining the Company as Vice President—Finance and CFO. Pursuant to his employment agreement, Mr. Vigil is entitled to an annual base salary of $200,000 and has a target bonus equal to 30% of his base salary. The employment agreement also provides for a grant of 80,000 RSUs to Mr. Vigil. In the event of a change of control (as defined therein), if Mr. Vigil is terminated without cause (as defined therein), demoted or has his responsibilities materially changed, or circumstances arise that constitute good reason (as defined therein), the Company will pay Mr. Vigil a severance amount equal to one year of base salary, in a lump sum within 30 days after his termination or termination of the agreement. If the Company otherwise terminates Mr. Vigil without cause or fails to renew the employment agreement, or Mr. Vigil otherwise terminates his employment for good reason, the Company will pay Mr. Vigil severance in the amount of six months of base salary in a lump sum within 30 days after the termination date.

        Each employment agreement also contains customary confidentiality, non-competition and non-solicitation provisions. Each executive has agreed not to perform any work in the United States related in any way to uranium mining, or to solicit customers, suppliers or employees of the Company, during the term of the employment agreement and for a period of one year thereafter in the case of Mr. Jones or six month thereafter in the case of Mr. Vigil.

        Other than the foregoing employment agreements, we do not have any other employment agreements with our executive officers.

2014 Outstanding Equity Awards at Fiscal Year-End

        The following table shows outstanding stock option awards classified as exercisable and unexercisable as of December 31, 2014 for the NEOs. The table also shows unvested and unearned stock awards and RSUs assuming a market value of $1.86 a share, the closing market price of the Company's stock on December 31, 2014.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Christopher M. Jones	18,333	36,667	(1)	2.73	3/12/2023	—		—
	—	—		—	—	16,668	(1)	31,000
	—	—		—	—	66,667	(2)	124,000
	—	—		—	—	117,183	(3)	217,960
Jeffrey L. Vigil	—	—		—	—	53,333	(4)	99,200
						46,873	(3)	87,184
Dain A. McCoig	1,562	—		31.20	10/06/2015	—		—
	3,000	—		51.90	11/08/2016	—		—
	2,500	—		7.30	04/01/2020	—		—
	—	—		—	—	64,451	(3)	119,879

(1)
The reported awards represent the unvested portion of options and restricted stock that vest as follows: one-third in equal installments on March 12, 2014, 2015 and 2016, and the remaining two-thirds over three years subject to the achievement of performance objectives.

(2)
The reported award represents the unvested portion of RSUs that vest in equal one-third installments on January 1, 2014, 2015 and 2016.

(3)
The reported award represents the unvested portion of RSUs that vest as follows: one-third in equal installments on January 2, 2015, 2016 and 2017, and the remaining two-thirds over three years subject to the achievement of performance objectives.

(4)
The reported award represents the unvested portion of RSUs that vest as follows: one-third in equal installments on the first, second and third anniversaries of June 14, 2013, and the remaining two-thirds over three years subject to achievement of annual performance objectives.

2014 Option Exercises and Stock Vested

        The following table sets forth certain information regarding options, restricted stock awards and restricted stock units exercised and vested, respectively, during 2014 for the NEOs.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Christopher M. Jones	—	—	39,815	185,560
Jeffrey L. Vigil	—	—	16,889	60,247
Dain A. McCoig	—	—	—	—

Potential Payments Upon Termination or Change in Control

Employment Agreements

        The Company has entered into employment agreements with each of Mr. Jones and Mr. Vigil. See "Employment Agreements" above. In the event of a change of control, if either executive is terminated without cause (as defined therein), demoted or has his responsibilities materially changed, or circumstances arise that constitute good reason (as defined therein), the Company will pay severance in an amount equal to two years of base salary in the case of Mr. Jones and one year of base salary in the case of Mr. Vigil, in each case in a lump sum within 30 days after his termination or termination of the agreement. If the Company otherwise terminates either executive, including following the disability of either executive, without cause, or fails to renew either employment agreement, or either executive otherwise terminates his employment for good reason, the Company will pay severance in an amount equal to one year of base salary in the case of Mr. Jones and six months of base salary in the case of Mr. Vigil, in each case in a lump sum within 30 days after the termination date. The employment agreements automatically terminate upon the death of the executive.

        The employment agreements define "change of control" as (i) any person or group of affiliated or associated persons (other than RCF or RMB Australia Holdings, Ltd. or related entities) acquires more than 50% of the voting power of the Company; (ii) the consummation of a sale of all or substantially all of the assets of the Company; (iii) the dissolution of the Company; (iv) a majority of the members of the Board are replaced during any 12-month period; or (v) the consummation of any merger, consolidation, or reorganization involving the Company in which, immediately after giving effect to such merger, consolidation or reorganization, less than 50.1% of the total voting power of outstanding stock of the surviving or resulting entity is then "beneficially owned" (within the meaning of Rule 13d-3 under the Exchange Act) in the aggregate by the stockholders of the Company immediately prior to such merger, consolidation or reorganization.

Equity Incentive Plans

        Upon a change in control, the stock options granted under our 1995 and 2004 Plans, the restricted stock granted under our 2007 Plan and any awards under our 2013 OIP will immediately vest in full, to the extent not already vested, for all of our NEOs.

Compensation Committee Report

        The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company's Annual Report on Form 10-K for the year ended December 31, 2014.

        This Report has been submitted by the following members of the Compensation Committee of the Board of Directors:

  Terence J. Cryan, Chairman
  Marvin K. Kaiser
  Mark K. Wheatley

        The information contained in the foregoing Compensation Committee Report shall not be deemed "soliciting material" or "filed" with the SEC, nor shall such information be incorporated by reference into a future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Report by reference therein.

PROPOSAL 4
ADVISORY APPROVAL OF COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

        In accordance with Section 14A of the Securities Exchange Act of 1934, as amended, we are asking stockholders to approve the following advisory resolution at the Annual Meeting:

        "RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved."

        We are asking stockholders to approve an advisory resolution on compensation of our named executive officers as described in the Compensation Discussion and Analysis, the compensation tables and related narrative discussion included in this proxy statement. This proposal, commonly known as a "say-on-pay" proposal, gives stockholders the opportunity to approve, reject or abstain from voting with respect to our executive compensation programs and policies and the compensation paid to the named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers as described in this proxy statement.

        As described in detail under the heading "Compensation Discussion and Analysis" and in the compensation tables and narrative disclosures that accompany the compensation tables, the Company's compensation program for the named executive officers is designed to reward exceptional organizational and individual performance. The primary objectives of our compensation program are to (i) enhance the Company's ability to attract and retain knowledgeable and experienced senior executives, (ii) drive and reward performance which supports the Company's core values, (iii) provide a percentage of total compensation that is "at-risk", or variable, based on predetermined performance criteria, (iv) require significant stock holdings to align the interests of our CEO and CFO with those of stockholders, and (v) set compensation and incentive levels that reflect competitive market practices.

        Although the vote on this proposal is advisory only, the Board of Directors and the Compensation Committee will review and consider the voting results when evaluating our executive compensation program.

        The Board of Directors unanimously recommends a vote FOR approval of the compensation of our named executive officers.

 2014 DIRECTOR COMPENSATION

        Directors who are employees of the Company receive no additional compensation for serving as directors. Non-employee directors are compensated for their service on the Board as described below.

Annual Compensation

        In 2014, the compensation of non-employee directors consisted of an annual $50,000 cash retainer, earned at a rate of $12,500 per quarter, and a grant of 20,000 RSUs following our 2014 annual meeting of stockholders. The compensation of the current Chairman of the Board, Mr. Cryan, consisted of $27,500 per quarter and a grant of 20,000 RSUs following our 2014 annual meeting of stockholders. The former Chairman of the Board, Mr. Willmott, earned an additional $11,250 cash retainer per quarter ending June 30, 2015 pursuant to an agreement with the Company. All of our directors are also reimbursed for reasonable out-of-pocket expenses related to attendance at Board and Committee meetings.

        In addition, each non-employee director earned $1,250 per quarter for each Committee served upon, with the Chairman of each Committee earning either an additional $2,500 per quarter (in the case of the Audit and Compensation Committees) or $1,250 per quarter (in the case of the Nominating and Corporate Governance and the Health, Safety, Environment and Public Affairs Committees) for such service.

Initial Option Grant

        Non-employee directors receive a one-time grant of an option to purchase 5,000 shares of the Company's common stock when first appointed to the Board. This award vests ratably over four years starting on the anniversary of the grant date.

2014 Non-Employee Director Compensation

        The following table summarizes all compensation earned by the Company's directors, excluding Mr. Jones, whose compensation is set forth in the 2014 Summary Compensation Table, in the year ended December 31, 2014.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Marvin K. Kaiser	76,250	51,800	128,050
Terence J. Cryan	112,321	51,800	164,121
Tracy A. Stevenson	58,750	51,800	110,550
Mark K. Wheatley	70,330	51,800	122,130
Paul K. Willmott	107,500	51,800	159,300

(1)
Represents the grant date fair value of equity awards granted during 2014 in accordance with FASB ASC Topic 718. See Note 11—Stock Based Compensation of the Notes to Consolidated Financial Statements in the Company's Form 10-K for the period ended December 31, 2014 for a discussion of valuation assumptions for stock awards.

        The number of RSUs and vested and unvested stock options held by each non-employee director at fiscal year-end 2014 is shown below:

Name	Number of Vested Options	Number of Unvested Options	Restricted Stock Units
Marvin K. Kaiser	16,250	416	33,334
Terence J. Cryan	51,250	416	33,334
Tracy A. Stevenson	1,250	3,750	20,000
Mark K. Wheatley	1,250	3,750	33,334
Paul K. Willmott	1,250	416	33,334

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

        The following table provides information as of December 31, 2014 with respect to the shares of URI common stock that may be issued under our equity compensation plans.

Plan Category	Number of shares issuable under outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) (c)
Equity compensation plans approved by security holders(1)	1,159,123	$25.18	(2)	646,180
Equity compensation plans not approved by security holders	—	—		—
Total	1,159,123	$25.18	(2)	646,180

(1)
Includes our 2013 Omnibus Incentive Plan, 2007 Restricted Stock Plan, Amended and Restated 2004 Directors' Stock Option and Restricted Stock Plan, 2004 Stock Incentive Plan and Amended and Restated 1995 Stock Incentive Plan. Our 2013 Omnibus Incentive Plan is the only equity compensation plan under which we currently issue equity awards. As of June 4, 2013, our 2013 Omnibus Incentive Plan superseded our prior plans.

(2)
Weighted average exercise price of outstanding options only.

 GENERAL

Other Business

        The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his own judgment on such matters.

Delivery of Stockholder Documents

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        A number of brokers with account holders who are URI stockholders may be householding our proxy materials, to the extent such stockholders have given their prior express or implied consent in accordance with SEC rules. A single proxy statement and Annual Report will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker otherwise when you receive the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive separate proxy materials, please notify your broker to discontinue householding and direct your written request to receive a separate proxy statement and annual report to the Company at: Uranium Resources, Inc., Attention: Secretary, 6950 S. Potomac Street, Suite 300, Centennial, Colorado 80112, or by calling (303) 531-0470. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their broker.

2016 Stockholder Proposals

        In order to include a stockholder proposal in the Company's proxy statement and form of proxy for the annual meeting of stockholders to be held in 2016, we must receive the proposal at our principal executive offices, addressed to the Secretary, no later than April 12, 2016, or a reasonable time before we begin to print and send proxy materials in the event we move the date of the 2016 annual meeting more than 30 days from the anniversary of the 2015 Annual Meeting. Any stockholder proposal or director nomination submitted to us for consideration at next year's Annual Meeting but which is not intended to be included in the related proxy statement and form of proxy, must be received between May 26, 2016 and June 25, 2016; otherwise, the proposal will be considered by us to be untimely and not properly brought before the meeting unless our bylaws provide for an alternative window, such as in the case of certain meetings not held near the anniversary of the prior year's meeting. Stockholders who wish to submit a proposal or a director nominee must meet the eligibility requirements of the SEC and comply with the requirements of our bylaws and the SEC. In addition, pursuant to the rules and regulations of the SEC, the persons appointed as proxies for the annual meeting of stockholders to be held in 2016 generally will have discretionary authority to vote any proxies they hold at such meeting on any matter for which the Company has not received notice by June 26, 2016.

 WHERE YOU CAN FIND ADDITIONAL INFORMATION

Where Stockholders Can Find More Information about URI

        URI files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, statements or other information filed by URI at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. The SEC filings of URI are also available to the public from commercial document retrieval services and at the website maintained by the SEC at www.sec.gov. In addition, information relating to URI, including URI's SEC filings, is available through URI's website at www.uraniumresources.com.

        The SEC allows URI to "incorporate by reference" information into this proxy statement. This means that URI can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this proxy statement, except for any information that is superseded by information that is included directly in this proxy statement or incorporated by reference subsequent to the date of this proxy statement.

        This proxy statement incorporates by reference the documents listed below that URI has previously filed with the SEC. They contain important information about URI and its financial condition. The following documents, which were filed by URI with the SEC, are incorporated by reference into this proxy statement (other than, in each case, documents or information deemed to have been furnished and not filed in accordance with SEC rules):

  •
  Annual Report on Form 10-K for the fiscal year ended December 31, 2014 (filed with the SEC on March 19, 2015);

  •
  Amendment to Annual Report on Form 10-K/A for the fiscal year ended December 31, 2014 (filed with the SEC on April 30, 2015);

  •
  Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 (filed with the SEC on May 12, 2015);

  •
  Current Reports on Form 8-K (excluding any information and exhibits furnished under either Item 2.02 or Item 7.01 thereof) filed with the SEC on March 3, 2015, March 6, 2015, June 3, 2015, June 4, 2015, June 26, 2015 and August 6, 2015.

  •
  Restated Certificate of Incorporation of URI, filed as Exhibit 3.1 to URI's Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 (filed with the SEC on May 10, 2013); and

  •
  Amended and Restated Bylaws of URI, filed as Exhibit 3.1 to URI's Current Report on Form 8-K filed with the SEC on August 2, 2013.

        In addition, URI incorporates by reference additional documents that it may file with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this proxy statement and the date of the meeting. These documents include periodic reports, such as annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K (excluding any information furnished on any current report on Form 8-K, including the related exhibits, that pursuant to and in accordance with the rules and regulations of the SEC is not deemed "filed" for purposes of the Exchange Act) as well as proxy statements.

        You can obtain a copy of this proxy statement and any of the documents incorporated by reference into this proxy statement from URI or from the SEC through the SEC's website at www.sec.gov. Copies of this proxy statement and documents incorporated by reference are available from URI without charge, excluding any exhibits to those documents, unless the exhibit is specifically incorporated by reference as an exhibit into this proxy statement. Your request should be mailed to

URI's offices, addressed as follows: Uranium Resources, Inc., Attention: Secretary, 6950 S. Potomac Street, Suite 300, Centennial, Colorado 80112.

        In addition, you may obtain copies of the information relating to URI, without charge, by visiting our Internet web site at http://urre.client.shareholder.com. The information provided on URI's website, other than copies of the documents referred to above that have been filed with the SEC, is not part of this proxy statement and, therefore, is not incorporated herein by reference.

Where Stockholders Can Find More Information about Anatolia

        Anatolia is listed on ASX and, as such, Anatolia is a disclosing entity for the purposes of the Corporations Act and is subject to regular reporting and disclosure obligations. As a company listed on ASX, Anatolia is subject to the Listing Rules which, subject to certain exceptions, require immediate disclosure to the market of any information of which Anatolia is aware which a reasonable person would expect to have a material impact on the price or value of its securities.

        ASIC also maintains records of documents lodged with it by Anatolia, and these may be obtained from or inspected at any office of ASIC.

        Information is also available on Anatolia's website at www.anatoliaenergy.com.au. The information provided on Anatolia's website is not part of this proxy statement and is not incorporated by reference.

Level 3, 12 St Georges Terrace Perth WA 6000
PO Box 5785 St Georges Terrace WA 6831
T +61 (0)8 9225 5355 F +61 (0)8 9225 6181
www.moorestephens.com.au

Report of Independent Registered Public Accounting Firm

        The Board of Directors and Shareholders of Anatolia Energy Limited

        We have audited the accompanying consolidated statements of financial position of Anatolia Energy Limited (the "Company") as of June 30, 2014 and 2013, and the related consolidated income statements, consolidated statements of comprehensive income, consolidated statements of changes in equity and consolidated statements of cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States of America ("US GAAS"). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Anatolia Energy Limited at June 30, 2014 and 2013, and the consolidated results of its operations and its cash flows for the years then ended in conformity with International Financial Reporting Standards as issued by the International Accounting Standards Board.

/s/ Moore Stephens Perth Perth, Australia
September 30, 2014

Moore Stephens Perth ABN 63 569 263 022. Liability limited by a scheme approved under Professional Standards Legislation. The Perth Moore Stephens firm is not a partner or agent of any other Moore Stephens firm. An independent member of Moore Stephens International Limited—members in principal cities throughout the world.

CONSOLIDATED STATEMENT OF PROFIT OR LOSS AND
OTHER COMPREHENSIVE INCOME

FOR THE YEAR ENDED 30 JUNE 2014

		Consolidated
	Note	2014	2013
		$	$
Continuing operations
Other income	3(a)	59,597	347,200
Consulting fees		(257,965)	(214,164)
Directors and company secretarial fees		(233,517)	(164,241)
Travel expenses		(137,401)	(46,406)
Share based payments		(335,964)	(13,535)
Share of loss of associates		—	(464,403)
Finance costs		—	—
Other expenses from continuing operations	3(b)	(1,223,449)	(405,861)

Loss before income tax expense		(2,128,699)	(961,410)
Income tax expense	4	—	—

Loss for the year		(2,128,699)	(961,410)

Loss attributable to non-controlling interests		2,546	3,835

Loss attributable to members of the parent entity		(2,126,153)	(957,575)

Other comprehensive income
Items that may be reclassified subsequently to profit or loss
Exchange differences on translating foreign operations		(27,035)	275,620

Total comprehensive income for the period		(2,153,188)	(681,955)
Total comprehensive income attributable to:
Members of the parent entity		(2,153,188)	(681,955)
Non-controlling interest		(2,546)	(3,835)

		(2,155,734)	(685,790)

Earnings per share for loss attributable to the ordinary equity holders of the Company
—basic and diluted loss per share (cents per share)	5	(1.00)	(0.60)

The above financial statements should be read in conjunction with the accompanying notes.

CONSOLIDATED STATEMENT OF FINANCIAL POSITION

FOR THE YEAR ENDED 30 JUNE 2014

		Consolidated
	Note	2014	2013
		$	$
Current Assets
Cash and cash equivalents	6	1,167,851	1,392,763
Trade and other receivables	7	57,179	368,049
Other current assets	8	50,055	26,029

Total Current Assets		1,275,085	1,786,841

Non-Current Assets
Exploration and evaluation assets	9	17,698,795	14,685,260
Plant and equipment	10	85,863	79,034
Other non-current assets	11	467,309	—

Total Non-Current Assets		18,251,967	14,764,294

Total Assets		19,527,052	16,551,135

Current Liabilities
Trade and other payables	12	301,692	408,192
Provisions	13	8,238	—

Total Current Liabilities		309,930	408,192

Total Liabilities		309,930	408,192

Net Assets		19,217,122	16,142,943

Equity
Contributed equity	14	56,688,422	51,794,473
Reserves	15	2,925,204	2,616,275
Accumulated losses	16	(40,455,586)	(38,329,433)

Parent Interest		19,158,040	16,081,315
Non-controlling interest		59,082	61,628

Total Equity		19,217,122	16,142,943

The above financial statements should be read in conjunction with the accompanying notes.

CONSOLIDATED STATEMENT OF CHANGES IN EQUITY

FOR THE YEAR ENDED 30 JUNE 2014

	Issued capital	Option reserve	Foreign currency translation reserve	Accumulated losses	Minority equity interests	Total equity
	$	$	$	$	$	$
Balance at 1 July 2012	46,972,249	2,327,120	—	(37,371,858)	65,463	11,992,974
Loss attributable to members of the parent entity	—	—	—	(957,575)	—	(957,575)

Net loss for the period	—	—	—	(957,575)	—	(957,575)
Other comprehensive income for the year	—	—	275,620	—	—	275,620
Loss attributable to minority shareholders	—	—	—	—	(3,835)	(3,835)
Contributions of equity	5,059,899	—	—	—	—	5,059,899
Capital raising costs	(237,675)	—	—	—	—	(237,675)
Share-based payment expense	—	13,535	—	—	—	13,535

Balance at 30 June 2013	51,794,473	2,340,655	275,620	(38,329,433)	61,628	16,142,943

Balance at 1 July 2013	51,794,473	2,340,655	275,620	(38,329,433)	61,628	16,142,943
Loss attributable to members of the parent entity	—	—	—	(2,126,153)	—	(2,126,153)

Net loss for the period	—	—	—	(2,126,153)	—	(2,126,153)
Other comprehensive income for the year	—	—	(27,035)	—	—	(27,035)
Loss attributable to minority shareholders	—	—	—	—	(2,546)	(2,546)
Contributions of equity	5,200,000	—	—	—	—	5,200,000
Capital raising costs	(306,051)	—	—	—	—	(306,051)
Share-based payment expense	—	335,964	—	—	—	335,964

Balance at 30 June 2014	56,688,422	2,676,619	248,585	(40,455,586)	59,082	19,217,122

The above financial statements should be read in conjunction with the accompanying notes.

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED 30 JUNE 2014

		Consolidated
	Note	2014	2013
		$	$
Cash Flows from Operating Activities
Payments to suppliers		(1,735,129)	(836,936)

Net Cash Outflow from Operating Activities	6	(1,735,129)	(836,936)

Cash Flows from Investing Activities
Interest received		91,327	69,832
Cash acquired from acquisition of subsidiaries		—	321,752
Acquisition of associate		—	(242,131)
Funds advanced to joint venture		—	(2,232,534)
Funds advanced to associate		—	(26,445)
Exploration and evaluation costs		(3,425,803)	(460,616)
Payments for property, plant and equipment	10	(46,473)	(2,828)

Net Cash Outflow from Investing Activities		(3,380,949)	(2,572,970)

Cash Flows from Financing Activities
Proceeds from issue of securities	14	5,200,000	3,961,456
Share issue costs	14	(306,051)	(237,675)

Net Cash Inflow from Financing Activities		4,893,949	3,723,781

Net increase/(decrease) in cash and cash equivalents		(222,129)	313,875
Cash and cash equivalents at beginning of the financial year		1,392,762	1,056,280

Effects of exchange rate changes on cash and cash equivalents		(2,782)	22,607

Cash at the End of the Financial Year		1,167,851	1,392,762

The above financial statements should be read in conjunction with the accompanying notes.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 30 JUNE 2014

1. CORPORATE INFORMATION

        The financial report of Anatolia Energy Limited for the year ended 30 June 2014 was authorised for issue in accordance with a resolution of the directors on 30 September 2014.

        The Company is incorporated in Australia, limited by shares and whose shares are publicly traded on the Australian Securities Exchange.

        The registered office of the Company and principal place of business is Unit 3, 80 Colin Street, West Perth WA 6005.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)   Basis of accounting

        The financial report is a general purpose financial report, which has been prepared in accordance with the requirements of the Corporations Act 2001, Australian Accounting Standards and other authoritative announcements of the Australian Accounting Standards Board.

        The financial report has also been prepared on an accruals basis and is based on historical costs, modified, where applicable, by the measurement at fair value of selected non-current assets, financial assets and financial liabilities.

        The financial report is presented in Australian dollars.

(b)   Statement of compliance

        The financial report complies with Applicable Australian Accounting Standards as issued by the Australian Accounting Standards Board and International Financial Reporting Standards (IFRS) as issued by the International Accounting Standards Board.

        In the current year the Group has adopted all of the new and revised Standards and Interpretations issued by the Australian Accounting Standards Board (AASB) that are effective for annual reporting periods beginning on 1 July 2013. The following new Standards have been applied in preparing this financial report.

  •
  AASB 10: Consolidated Financial Statements

    AASB 10 provides a revised definition of "control" and may result in an entity having to consolidate an investee that was not previously consolidated and/or deconsolidate an investee that was consolidated under the previous accounting pronouncements.

  •
  AASB 12: Disclosure of Interests in Other Entities

  •
  AASB 127: Separate Financial Statements

        The Group has applied these Accounting Standards with retrospective effect in accordance with their transitional requirements.

        The Group has:

  •
  presented quantitative information of the comparative period reflecting the adoption of AASB 10; and

NOTES TO THE FINANCIAL STATEMENTS (Continued)

FOR THE YEAR ENDED 30 JUNE 2014

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

  •
  with respect to any previously unconsolidated investee that is a business, measured the assets, liabilities and non-controlling interests as if the investee had been consolidated in accordance with the applicable version of AASB 3: Business Combinations from the date when the Group gained control of the investee. When the date that control was obtained was earlier than the beginning of the immediately preceding period, the Group recognises, as an adjustment to equity at the beginning of the comparative period, any difference between:

  •
  the amount of assets, liabilities and non-controlling interests recognised; and

  •
  the previous carrying amount of the Group's involvement with the investee.

        The first-time application of AASB 10 did not result in any changes to the Group's financial statements.

        The AASB has issued new, revised and amended standards and interpretations that have mandatory application dates for future reporting periods. The Group has decided against early adoption of these standards. A discussion of those future requirements and their impact on the Group follows:

        The following standards, amendments to standards and interpretations were available for early adoption at 30 June 2014, but have not been applied in preparing this financial report.

  (i)
  AASB 9: Financial Instruments and associated Amending Standards (applicable for the Group's 30 June 2018 financial statements):

    This Standard will be applicable retrospectively (subject to the comment on hedge accounting below) and includes revised requirements for the classification and measurement of financial instruments, revised recognition and derecognition requirements for financial instruments and simplified requirements for hedge accounting. The Company has not yet determined the potential effect of the Standard.

  (ii)
  AASB 2012-3: Amendments to Australian Accounting Standards—Offsetting Financial Assets and Financial Liabilities (applicable for the Group's 30 June 2016 financial statements):

    This Standard provides clarifying guidance relating to the offsetting of financial instruments, which is not expected to impact the Group's financial statements.

  (iii)
  Interpretation 21: Levies (applicable for the Group's 30 June 2016 financial statements):

    Interpretation 21 clarifies the circumstances under which a liability to pay a levy imposed by a government should be recognised, and whether that liability should be recognised in full at a specific date or progressively over a period of time. This Interpretation is not expected to impact the Group's financial statements.

  (iv)
  AASB 2013-3: Amendments to AASB 136—Recoverable Amount Disclosures for Non-Financial Assets (applicable for the Group's 30 June 2016 financial statements):

    This Standard amends the disclosure requirements in AASB 136: Impairment of Assets pertaining to the use of fair value in impairment assessment and is not expected to significantly impact the Group's financial statements.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

FOR THE YEAR ENDED 30 JUNE 2014

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

  (v)
  AASB 2013-4: Amendments to Australian Accounting Standards—Novation of Derivatives and Continuation of Hedge Accounting (applicable for the Group's 30 June 2016 financial statements):

    This Standard makes amendments to AASB 139: Financial Instruments: Recognition and Measurement to permit the continuation of hedge accounting in circumstances where a derivative, which has been designated as a hedging instrument, is novated from one counterparty to a central counterparty as a consequence of laws or regulations. This Standard is not expected to impact the Group's financial statements.

  (vi)
  AASB 2013-5: Amendments to Australian Accounting Standards—Investment Entities (applicable for the Group's 30 June 2016 financial statements):

    AASB 2013-5 amends AASB 10: Consolidated Financial Statements to define an "investment entity" and requires, with limited exceptions, that the subsidiaries of such entities be accounted for at fair value through profit or loss in accordance with AASB 9 and not be consolidated. Additional disclosures are also required. As neither the parent nor its subsidiaries meet the definition of an investment entity, this Standard is not expected to impact the Group's financial statements.

(c)   Changes in accounting policies

        The accounting policies adopted are consistent with those of the previous financial year.

(d)   Principles of consolidation

        The consolidated financial statements incorporate all of the assets, liabilities and results of the parent (Anatolia Energy Limited) and all of the subsidiaries (including any structured entities). Subsidiaries are entities the parent controls. The parent controls an entity when it is exposed to, or has rights to, variable returns from its involvement with the entity and has the ability to affect those returns through its power over the entity.

        The assets, liabilities and results of all subsidiaries are fully consolidated into the financial statements of the Group from the date on which control is obtained by the Group. The consolidation of a subsidiary is discontinued from the date that control ceases. Intercompany transactions, balances and unrealised gains or losses on transactions between group entities are fully eliminated on consolidation. Accounting policies of subsidiaries have been changed and adjustments made where necessary to ensure uniformity of the accounting policies adopted by the Group.

        Equity interests in a subsidiary not attributable, directly or indirectly, to the Group are presented as "non-controlling interests". The Group initially recognises non-controlling interests that are present ownership interests in subsidiaries and are entitled to a proportionate share of the subsidiary's net assets on liquidation at either fair value or at the non-controlling interests' proportionate share of the subsidiary's net assets. Subsequent to initial recognition, non-controlling interests are attributed their share of profit or loss and each component of other comprehensive income. Non-controlling interests are shown separately within the equity section of the statement of financial position and statement of comprehensive income.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

FOR THE YEAR ENDED 30 JUNE 2014

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        The names of the entities controlled by the Company are set out in Note 17 to the financial statements.

Business Combinations

        Business combinations occur where an acquirer obtains control over one or more businesses.

        A business combination is accounted for by applying the acquisition method, unless it is a combination involving entities or businesses under common control. The business combination will be accounted for from the date that control is attained, whereby the fair value of the identifiable assets acquired and liabilities (including contingent liabilities) assumed is recognised (subject to certain limited exemptions).

        When measuring the consideration transferred in the business combination, any asset or liability resulting from a contingent consideration arrangement is also included. Subsequent to initial recognition, contingent consideration classified as equity is not remeasured and its subsequent settlement is accounted for within equity. Contingent consideration classified as an asset or liability is remeasured in each reporting period to fair value, recognising any change to fair value in profit or loss, unless the change in value can be identified as existing at acquisition date.

        All transaction costs incurred in relation to business combinations, other than those associated with the issue of a financial instrument, are recognised as expenses in profit or loss when incurred.

        The acquisition of a business may result in the recognition of goodwill or a gain from a bargain purchase.

Goodwill

        Goodwill is carried at cost less any accumulated impairment losses. Goodwill is calculated as the excess of the sum of:

  (i)
  the consideration transferred;

  (ii)
  any non-controlling interest (determined under either the full goodwill or proportionate interest method); and

  (iii)
  the acquisition date fair value of any previously held equity interest;

over the acquisition date fair value of net identifiable assets acquired.

        The acquisition date fair value of the consideration transferred for a business combination plus the acquisition date fair value of any previously held equity interest shall form the cost of the investment in the separate financial statements.

        Fair value remeasurements in any pre-existing equity holdings are recognised in profit or loss in the period in which they arise. Where changes in the value of such equity holdings had previously been recognised in other comprehensive income, such amounts are recycled to profit or loss.

        The amount of goodwill recognised on acquisition of each subsidiary in which the Group holds less than a 100% interest will depend on the method adopted in measuring the non-controlling interest. The Group can elect in most circumstances to measure the non-controlling interest in the acquiree either at fair value (full goodwill method) or at the non-controlling interest's proportionate

NOTES TO THE FINANCIAL STATEMENTS (Continued)

FOR THE YEAR ENDED 30 JUNE 2014

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

share of the subsidiary's identifiable net assets (proportionate interest method). In such circumstances, the Group determines which method to adopt for each acquisition and this is stated in the respective notes to these financial statements disclosing the business combination.

        Under the full goodwill method, the fair value of the non-controlling interests is determined using valuation techniques which make the maximum use of market information where available. Under this method, goodwill attributable to the non-controlling interests is recognised in the consolidated financial statements.

        Goodwill on acquisition of subsidiaries is included in intangible assets. Goodwill on acquisition of associates is included in investments in associates.

        Goodwill is tested for impairment annually and is allocated to the Group's cash-generating units or groups of cash-generating units, representing the lowest level at which goodwill is monitored being not larger than an operating segment. Gains and losses on the disposal of an entity include the carrying amount of goodwill related to the entity disposed of.

        Changes in the ownership interests in a subsidiary that do not result in a loss of control are accounted for as equity transactions and do not affect the carrying amounts of goodwill.

(e)   Critical accounting estimates and judgments

        Estimates and judgements are continually evaluated and are based on historical experience and other factors, including expectations of future events that may have a financial impact on the entity and that are believed to be reasonable under the circumstances.

        The Company makes estimates and assumptions concerning the future. The resulting accounting estimates will, by definition seldom equal the related actual results. The estimates and assumptions that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are discussed as follows:

Capitalised Exploration and Evaluation Assets

        The future recoverability of capitalised exploration and evaluation assets is dependent on a number of factors, including whether the Company decides to exploit the related lease itself or, if not, whether is successfully recovers the related exploration and evaluation asset through sale.

        Factors which could impact the future recoverability include the level of measured, indicated and inferred mineral resources, future technological changes, which could impact the cost of mining, future legal changes (including changes to environmental restoration obligations) and changes to commodity prices.

        To the extent that capitalised exploration and evaluation assets are determined not to be recoverable in the future, this will reduce profit and net assets in the period in which this determination is made.

        In addition, exploration and evaluation assets are capitalised if activities in the area of interest have not yet reached a stage which permits a reasonable assessment of the existence or otherwise of economically recoverable reserves. To the extent that it is determined in the future that this

NOTES TO THE FINANCIAL STATEMENTS (Continued)

FOR THE YEAR ENDED 30 JUNE 2014

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

capitalised expenditure should be written off, this will reduce profits and net assets in the period in which the determination is made.

(f)    Revenue recognition

Interest

        Revenue is recognised as interest accrues (using the effective interest method, which is the rate that exactly discounts estimated future cash receipts through the expected life of the financial instrument) to the net carrying amount of the financial asset.

Dividend revenue

        Dividend revenue is recognised in the Statement of Profit or Loss and Other Comprehensive Income when the right to receive a dividend has been established.

Other revenue

        Other revenue comprises income derived from the provision of management fees.

(g)   Tax

        Current tax assets and liabilities for the current and prior periods are measured at the amount expected to be recovered from or paid to the taxation authorities based on the current period's taxable income.

        The tax rates and tax laws used to compute the amount are those that are enacted or substantively enacted by the balance sheet date.

        Deferred income tax is provided on all temporary differences at the balance sheet date between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes. Deferred income tax assets are recognised for all deductible temporary differences, carry forward of unused tax assets and tax losses, to the extent that it is probable that taxable profit will be available against which the deductible temporary differences and the carry-forward of unused tax assets can be utilised.

        The carrying amount of deferred income tax assets is reviewed at each balance sheet date and reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow all or part of the deferred income tax asset to be utilised.

        Unrecognised deferred income tax assets are reassessed at each balance sheet date and are recognised to the extent that it has become probable that future taxable profit will allow the deferred tax asset to be recovered.

        Deferred income tax assets and liabilities are measured at the tax rates that are expected to apply to the year when the asset is realised or the liability is settled, based on tax rates (and tax laws) that have been enacted or substantively enacted at the balance sheet date.

        Income taxes relating to items recognised directly in equity are recognised in equity and not in the income statement.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

FOR THE YEAR ENDED 30 JUNE 2014

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        Deferred tax assets and deferred tax liabilities are offset only if a legally enforceable right exists to set off current tax assets against current tax liabilities and the deferred tax assets and liabilities relate to the same taxable entity and the same taxation authority.

Goods and Services Tax (GST)

        Revenues, expenses and assets are recognised net of the amount of GST except:

  (i)
  when the GST incurred on a purchase of goods and services is not recoverable from the taxation authority, in which case the GST is recognised as part of the cost of acquisition of the asset or as part of the expense item as applicable; and

  (ii)
  receivables and payables, which are stated with the amount of GST included.

        The net amount of GST recoverable from, or payable to, the taxation authority is included as part of receivables or payables in the Balance sheet.

        Cash flows are included in the Cash Flow Statement on a gross basis and the GST component of cash flows arising from investing and financing activities, which is recoverable from, or payable to, the taxation authority is classified as part of operating cash flows.

        Commitments and contingencies are disclosed net of the amount of GST recoverable from, or payable to, the taxation authority.

(h)   Cash and cash equivalents

        Cash and short term deposits in the Balance Sheet comprise cash on hand, in banks and money market investments readily convertible into cash within 2 working days. For the purposes of the Cash Flow Statement, cash includes cash on hand, in banks, and money market investments readily convertible into cash within 2 working days, net of outstanding bank overdrafts.

(i)    Trade and other receivables

        Trade receivables are recognised and carried at original invoice less an allowance for any uncollectible debts. An estimate for doubtful debts is made when collection of the full amount is no longer probable. Bad debts are written-off when identified.

(j)    Investments

        Investments in subsidiaries are carried at lower of cost and recoverable amount. Refer to Note 2(I) for Group's accounting policy on impairment of assets.

(k)   Inventories

        All inventories are classified as current and measured at the lower of cost and net realisable value. Costs are assigned on the basis of weighted average cost.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

FOR THE YEAR ENDED 30 JUNE 2014

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(l)    Impairment of assets

        The Group assesses at each reporting date whether there is an indication that an asset may be impaired. If any such indication exists, or when annual impairment testing for an asset is required, the Group makes an estimate of the asset's recoverable amount.

        An asset's recoverable amount is the higher of its fair value less costs to sell and its value in use and is determined for an individual asset, unless the asset does not generate cash inflows that are largely independent of those from other assets or groups of assets and the asset's value in use cannot be estimated to be close to its fair value.

        In such cases the asset is tested for impairment as part of the cash-generating unit. If this value exceeds its recoverable amount, the asset or cash-generating unit is considered impaired and is written down to its recoverable amount.

        In assessing value is use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset. Impairment losses relating to continuing operations are recognised in those expense categories consistent with the function of the impaired asset unless the asset is carried at a revalued amount (in which case the impairment loss is treated as a revaluation decrease).

        An assessment is also made at each reporting date as to whether there is any indication that previously recognised impairment losses may no longer exist or may have decreased. If such indications exist, the recoverable amount is estimated. A previously recognised impairment loss is reversed only if there has been a change in the estimates used to determine the asset's recoverable amount since the last impairment loss was recognised. If that is the case the carrying amount of the asset is increased to its recoverable amount. That increased amount cannot exceed the carrying amount that would have been determined, net of depreciation, had no impairment loss been recognised for the asset in prior years. Such reversal is recognised in profit or loss unless the asset is carried at a revalued amount, in which case the reversal is treated as a revaluation increase. After such a reversal the depreciation charge is adjusted in future periods to allocate the asset's revised carrying amount, less any residual value, on a systematic basis over its remaining useful life.

(m)  Investment in associates

        Associates are companies in which the Group has significant influence through holding, directly or indirectly, 20% or more of the voting power of the Group. Investments in associates are accounted for in the financial statements by applying the equity method of accounting, whereby the investment is initially recognised at cost and adjusted thereafter for the post-acquisition change in the Group's share of net assets of the associate company. In addition, the Group's share of the profit or loss of the associate company is included in the Group's profit or loss.

        The carrying amount of the investment includes goodwill relating to the associate. Any discount on acquisition whereby the Group's share of the net fair value of the associate exceeds the cost of investment is recognised in profit or loss in the period in which the investment is acquired.

        Profits and losses resulting from transactions between the Group and the associate are eliminated to the extent of the Group's interest in the associate.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

FOR THE YEAR ENDED 30 JUNE 2014

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        When the Group's share of losses in an associate equals or exceeds its interest in the associate, the Group discontinues recognising its share of further losses unless it has incurred legal or constructive obligations or made payments on behalf of the associate. When the associate subsequently makes profits, the Group will resume recognising its share of those profits once its share of the profits equals the share of the losses not recognised.

        The Group's interests in joint venture entities are recorded using the equity method of accounting in the consolidated financial statements.

        Where the Group contributes assets to the joint venture or if the Group purchases assets from the joint venture, only the portion of the gain or loss that is not attributable to the Group's share of the joint venture shall be recognised. The Group recognises the full amount of any loss when the contribution results in a reduction in the net realisable value of current assets or an impairment loss.

(n)   Property, plant and equipment

        Plant and equipment is stated at cost less accumulated depreciation and any impairment in value. Freehold land and buildings on freehold land are measured at fair value less accumulated depreciation.

        Depreciation is calculated on a straight-line basis on all property, plant and equipment, other than freehold land. Major depreciation periods are:

	2014	2013
Leasehold Improvements	40 years	-
Plant & equipment	3 - 10 Years	3 - 5 Years
Office furniture & fixtures	3 - 15 Years	5 Years
Software	3 - 6 Years	3 Years

Impairment

        The carrying values of plant and equipment are reviewed for impairment when events or changes in circumstances indicate the carrying value may not be recoverable. For an asset that does not generate largely independent cash inflows, the recoverable amount is determined for the cash-generating unit to which the asset belongs. If any indication of impairment exists and where the carrying values exceed the estimated recoverable amount, the assets or cash-generating units are written down to their recoverable amount. The recoverable amount of plant and equipment is the greater of fair value less costs to sell and value in use.

        In assessing value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset.

Revaluations

        Following initial recognition at cost, freehold land and buildings are carried at a revalued amount which is the fair value at the date of the revaluation less any subsequent accumulated depreciation on buildings and accumulated impairment losses. Fair value is determined by reference to

NOTES TO THE FINANCIAL STATEMENTS (Continued)

FOR THE YEAR ENDED 30 JUNE 2014

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

market-based evidence, which is the amount for which the assets could be exchanged between a knowledgeable willing buyer and a knowledgeable willing seller in an arm's length transaction as at the valuation date. Any revaluation surplus is credited to the asset revaluation reserve included in the equity section of the balance sheet unless it reverses a revaluation decrease of the same asset previously recognised in the income statement. Any revaluation deficit is recognised in the income statement unless it directly offsets a previous surplus of the same asset in the asset revaluation reserve. An annual transfer from the asset revaluation reserve is made to retained earnings for the depreciation relating to the revaluation surplus. In addition, any accumulated depreciation as at revaluation date is eliminated against the gross carrying amount of the asset and the net amount is restated to the revalued amount of the asset. Upon disposal, any revaluation reserve relating to the particular asset being sold is transferred to retained earnings. Independent valuations are performed with sufficient regularity to ensure that the carrying amount does not differ materially from the asset's fair value at the balance sheet date.

Derecognition

        An item of plant and equipment is derecognised upon disposal or when no further future economic benefits are expected from the continued use of the asset. Any gain or loss arising on derecognition of the asset (calculated as the difference between the net disposal proceeds and the carrying amount of the item) is included in the income statement in the period the item is derecognised.

(o)   Exploration and development expenditure

        Exploration, evaluation and development expenditure incurred is accumulated in respect of each identifiable area of interest. These costs are only carried forward to the extent that they are expected to be recouped through the successful development of the area or where activities in the area have not yet reached a stage that permits reasonable assessment of the existence of economically recoverable reserves.

        Accumulated costs in relation to an abandoned area are written off in full against profit in the year in which the decision to abandon the area is made.

        When production commences, the accumulated costs for the relevant area of interest are amortised over the life of the area according to the rate of depletion of the economically recoverable reserves.

        A regular review is undertaken of each area of interest to determine the appropriateness of continuing to carry forward costs in relation to that area of interest.

        Costs of site restoration are provided over the life of the facility from when exploration commences and are included in the costs of that stage. Site restoration costs include the dismantling and removal of mining plant, equipment and building structures, waste removal and rehabilitation of the site in accordance with clauses of the mining permits. Such costs have been determined using estimates of future costs, current legal requirements and technology on an undiscounted basis.

        Any changes in the estimates for the costs are accounted on a prospective basis. In determining the costs of site restoration, there is uncertainty regarding the nature and extent of the restoration

NOTES TO THE FINANCIAL STATEMENTS (Continued)

FOR THE YEAR ENDED 30 JUNE 2014

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

due to community expectations and future legislation. Accordingly the costs have been determined on the basis that the restoration will be completed within one year of abandoning the site.

(p)   Borrowing costs

        Borrowing costs are recognised as an expense when incurred.

(q)   Leases

        Leases are classified at their inception as either operating or finance leases based on the economic substance of the agreement so as to reflect the risks and the benefits incidental to ownership.

Operating leases

        The minimum lease payments of operating leases, where the lessor effectively retains substantially all of the risks and benefits of ownership of the leased term, are recognised as an expense on a straight-line basis. Contingent rentals are recognised as an expense in the financial year in which they are incurred.

Finance leases

        Leases which effectively transfer substantially all the risks and benefits incidental to ownership of the leased item to the group are capitalised at the present value of the minimum lease payments. A lease liability of equal value is also recognised.

        Capitalised leased assets are depreciated over the shorter of the estimated useful life of the asset and the lease. Minimum lease payments are allocated between interest expense and reduction of the lease liability with the interest expense calculated using the interest rate implicit in the lease and recognised directly in the Income Statement. The cost of improvements to or on leasehold property is capitalised, disclosed as leasehold improvements, and amortised over the unexpired period of the lease or the estimated useful lives of the improvements, whichever is the shorter.

(r)    Trade and other payables

        Trade payables and other payables are carried at amortised cost and represent liabilities for goods and services provided to the group prior to the end of the period that are unpaid and arise when the group becomes obliged to make future payments in respect of the purchase of these goods and services.

(s)   Interest bearing liabilities

        All borrowings are initially recognised at cost, being the fair value of the consideration received net of issue costs associated with the borrowing. After initial recognition, interest-bearing borrowings are subsequently measured at amortised cost using the effective interest method. Amortised cost is calculated by taking into account any issue costs, and any discount or premium on settlement. Gains and losses are recognised in the income statement when the liabilities are derecognised and as well as through the amortisation process.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

FOR THE YEAR ENDED 30 JUNE 2014

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(t)    Employment benefits

  Short-term benefits

        Provision is made for the Group's obligation for short-term employee benefits. Short-term employee benefits are benefits (other than termination benefits) that are expected to be settled wholly before 12 months after the end of the annual reporting period in which the employees render the related service, including wages, salaries and sick leave. Short-term employee benefits are measured at the (undiscounted) amounts expected to be paid when the obligation is settled.

        The Group's obligations for short-term employee benefits such as wages, salaries and sick leave are recognised as a part of current trade and other payables in the statement of financial position. The Group's obligations for employees' annual leave and long service leave entitlements are recognised as provisions in the statement of financial position.

  Other long-term benefits

        Provision is made for employees' long service leave and annual leave entitlements not expected to be settled wholly within 12 months after the end of the annual reporting period in which the employees render the related service. Other long-term employee benefits are measured at the present value of the expected future payments to be made to employees. Expected future payments incorporate anticipated future wage and salary levels, durations of service and employee departures and are discounted at rates determined by reference to market yields at the end of the reporting period on government bonds that have maturity dates that approximate the terms of the obligations. Any remeasurements for changes in assumptions of obligations for other long-term employee benefits are recognised in profit or loss in the periods in which the changes occur.

        The Group's obligations for long-term employee benefits are presented as non-current provisions in its statement of financial position, except where the Group does not have an unconditional right to defer settlement for at least 12 months after the end of the reporting period, in which case the obligations are presented as current provisions.

  Retirement benefit obligations

        All Australian-based employees of the Group receive defined contribution superannuation entitlements, for which the Group pays the fixed superannuation guarantee contribution (9.25% of the employee's average ordinary salary for the year ended 30 June 2014 ) to the employee's superannuation fund of choice. All contributions in respect of employees' defined contribution entitlements are recognised as an expense when they become payable. The Group's obligation with respect to employees' defined contribution entitlements is limited to its obligation for any unpaid superannuation guarantee contributions at the end of the reporting period. All obligations for unpaid superannuation guarantee contributions are measured at the (undiscounted) amounts expected to be paid when the obligation is settled and are presented as current liabilities in the Group's statement of financial position.

  Termination benefits

        When applicable, the Group recognises a liability and expense for termination benefits at the earlier of: (a) the date when the Group can no longer withdraw the offer for termination benefits; and

NOTES TO THE FINANCIAL STATEMENTS (Continued)

FOR THE YEAR ENDED 30 JUNE 2014

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(b) when the Group recognises costs for restructuring pursuant to AASB 137: Provisions, Contingent Liabilities and Contingent Assets and the costs include termination benefits. In either case, unless the number of employees affected is known, the obligation for termination benefits is measured on the basis of the number of employees expected to be affected. Termination benefits that are expected to be settled wholly before 12 months after the annual reporting period in which the benefits are recognised are measured at the (undiscounted) amounts expected to be paid. All other termination benefits are accounted for on the same basis as other long-term employee benefits.

  Equity-settled compensation

        Share-based payments to employees are measured at the fair value of the instruments issued and amortised over the vesting periods. Share-based payments to non-employees are measured at the fair value of goods or services received or the fair value of the equity instruments issued, if it is determined the fair value of the goods or services cannot be reliably measured, and are recorded at the date the goods or services are received. The corresponding amount is recorded to the option reserve. The fair value of options is determined using the Black-Scholes pricing model. The number of shares and options expected to vest is reviewed and adjusted at the end of each reporting period such that the amount recognised for services received as consideration for the equity instruments granted is based on the number of equity instruments that eventually vest.

(u)   Contributed equity

        Issued and paid up capital is recognised at the fair value of the consideration received by the Company.

        Any transaction costs arising on the issue of ordinary shares are recognised directly in equity as a reduction, net of tax, of the share proceeds received.

(v)   Earnings per share

        Basic earnings per share is determined by dividing net profit/loss attributable to members of the Company, excluding any costs of servicing equity (other than dividends), by the weighted average number of ordinary shares outstanding during the financial year.

        Diluted earnings per share is calculated as net profit attributable to members of the Company, adjusted for:

  (i)
  Costs of servicing equity (other than dividends)

  (ii)
  The after tax effect of dividends and interest associated with dilutive potential ordinary shares that have been recognised as expenses

  (iii)
  Other non-discretionary changes in revenues or expenses during the year that would result from the dilution of potential ordinary shares divided by the weighted average number of ordinary shares and dilutive potential ordinary shares, adjusted for any bonus element.

(w)  Discontinued operations/assets held for sale

        A discontinued operation is a component of the Group's business that represents a separate major line of business or geographical area of operations that has been disposed of or is held for

NOTES TO THE FINANCIAL STATEMENTS (Continued)

FOR THE YEAR ENDED 30 JUNE 2014

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

sale, or is a subsidiary acquired exclusively with a view to resale. Classification as a discontinued operation occurs upon disposal or when the operation meets the criteria to be classified as held for sale, if earlier.

        When an operation is classified as a discontinued operation, the comparative statement of comprehensive income is represented as if the operation had been discontinued from the start of the comparative period.

3. REVENUE AND EXPENSES FROM CONTINUING OPERATIONS

	Consolidated
	2014	2013
	$	$
(a) Revenue
Management fees received	—	216,661
Interest revenue	55,960	113,701
Sundry revenue	3,637	16,838

	59,597	347,200

	Consolidated
	2014	2013
	$	$
(b) Other expenses
Administration expenses	131,615	79,555
Conference expenses	27,226	4,819
Depreciation and amortisation expense	39,131	5,780
Foreign exchange loss	147,833	67,287
Impairments	159,711	—
Insurance	27,741	20,269
Legal fees	95,315	50,314
Listing and share registry expenses	52,366	51,583
Occupancy costs	70,068	23,424
Other	231,809	27,097
Professional relations and marketing expenses	69,932	33,983
Salary and wages	112,321	—
Statutory compliance	58,381	41,750

	1,223,449	405,861

NOTES TO THE FINANCIAL STATEMENTS (Continued)

FOR THE YEAR ENDED 30 JUNE 2014

4. INCOME TAX EXPENSE

Consolidated
	2014	2013
	$	$
(a) Income tax expense:
The major components of income tax expense are:
Current tax	—	—
Deferred tax	—	—

Income tax expense reported in profit or loss	—	—

	Consolidated
	2014	2013
	$	$
(b) Numerical reconciliation of income tax expense recognised in profit or loss and tax expense calculated at the statutory tax rate
Accounting loss from continuing operations before income tax	(2,126,153)	(961,410)

At the parent entity's statutory tax rate of 30% (2013: 30%)	(637,846)	(288,423)
Non-deductible expenses	—	1,363
Foreign tax credits	—	1,352
Adjustment for foreign income tax rates	2,316	32,147
Deferred tax assets/(liabilities) not recognised	(64,036)	63,238
Current year tax losses not recognised	699,566	190,323

Aggregate income tax expense	—	—

(c)   Tax losses

        The Group has tax losses for which no deferred tax asset is recognised on the balance sheet that are available indefinitely for offset against future taxable income, subject to continuing to meet relevant statutory tests. As at 30 June 2014 the total revenue losses carried forward were estimated to be approximately $6,730,000. Tax losses incurred prior to 30 June 2010 have been forfeited as the company failed the continuity of ownership test and same business test as required by the Australian taxation legislation in order to utilise company tax losses.

(d)   Unrecognised temporary differences

        At 30 June 2014, the Group has temporary differences for which a deferred tax asset has not been recognised of approximately $169,614 (2013: $143,085). These temporary differences exclude unused tax losses (see Note 4 (c)).

(e)   Tax consolidation

        Effective from 1 July 2003, Anatolia Energy Ltd and its 100% owned Australian resident subsidiaries formed a tax consolidated group under tax consolidation legislation. Anatolia Energy Ltd is the head entity of the tax consolidate group. Current tax liabilities (assets) and deferred tax assets arising from unused tax losses and tax credits in the subsidiaries are immediately transferred to the

NOTES TO THE FINANCIAL STATEMENTS (Continued)

FOR THE YEAR ENDED 30 JUNE 2014

4. INCOME TAX EXPENSE (Continued)

head entity. No deferred tax assets have been recognised with respect to unused tax losses as it is not probable that they will be recoverable in the future.

        To date, there is no tax sharing agreement in place for tax liabilities incurred.

        Under the terms of the tax funding agreement, Anatolia Energy Ltd and each of the entities in the income tax consolidated group has agreed to pay a tax equivalent payment to or from the head entity, based on the current tax liability or current tax asset of the entity. Such amounts are reflected in the amount receivable or payable to the other entity in the tax consolidated group.

        Anatolia Uranium Pty Ltd is not currently eligible to join the tax consolidated group due to a non-resident interposed entity. Anatolia Uranium (BVI) Ltd, Mozawl Mining, Constellres Limited and A Dur Madencilik Ltd Sti are not members of the tax consolidated group, as they are not Australian resident companies and Mozawl Mining is also not wholly owned.

5. EARNINGS PER SHARE

	Consolidated
	2014	2013
	$	$
Loss attributable to ordinary equity holders of the parent from continuing operations	(2,126,153)	(957,575)
Loss attributable to discontinued operations	—	—

Net loss for the period	(2,126,153)	(957,575)

Weighted average number of ordinary shares for basic loss per share	213,620,271	158,716,571
Basic and diluted loss per share (cents per share) from continuing operations	(1.00)	(0.60)
Basic and diluted loss per share (cents per share) from discontinued operations	—	—

Basic and diluted loss per share attributable to ordinary equity holders of the parent	(1.00)	(0.60)

        At 30 June 2014 there were a total of 12,234,000 (2013: 1,484,000) unlisted options on issue and 47,917,750 (2013: 47,917,750) listed options on issue. Refer to Note 14 for details on these options.

        The total number of potential ordinary shares that are anti-dilutive is 60,151,750 (2013: 49,401,750).

NOTES TO THE FINANCIAL STATEMENTS (Continued)

FOR THE YEAR ENDED 30 JUNE 2014

6. CASH AND CASH EQUIVALENTS

	Consolidated
	2014	2013
	$	$
Current
Cash at bank and on hand	1,167,851	1,392,762

	1,167,851	1,392,762

Reconciliation to cash flow statement
For the purposes of the cash flow statement, cash and cash equivalents consist of the following at 30 June:
Cash at bank and on hand	112,985	392,762
Term deposits	1,054,866	1,000,000

	1,167,851	1,392,762

        Cash at bank and term deposits earn interest at floating rates based on the bank's variable interest rate and the cash balance. Interest rates during the 2014 financial year varied between 0% to 5.25% in Australia and 0% to 10.25% in Turkey (2013: 0% to 6.75%).

	Consolidated
	2014	2013
	$	$
Reconciliation of net loss after tax to cash flows from operations
Net loss	(2,126,153)	(957,575)
Depreciation and amortisation	39,131	5,780
Loss attributable to minority equity interest	(2,546)	(3,835)
Interest received	(55,960)	(113,701)
Impairments	159,711	—
Management fees	—	(216,661)
Share of loss of associate	—	464,403
Share option expenses	335,964	13,535
Foreign exchange translations	71,966	28,848
Changes in assets and liabilities
(Increase)/Decrease in other operating receivables	273,926	(308,591)
(Increase)/Decrease in prepayments	(24,026)	(3,877)
((Increase)/Decrease in other non-current assets	(467,309)	—
(Decrease)/Increase in trade creditors	67,984	63,857
(Decrease)/Increase in other creditors and accruals	(16,055)	129,211
(Decrease)/Increase in provisions	8,238	—
Net operating assets of subsidiaries acquired	—	61,670

Net cash from operating activities	(1,735,129)	(836,936)

NOTES TO THE FINANCIAL STATEMENTS (Continued)

FOR THE YEAR ENDED 30 JUNE 2014

7. TRADE AND OTHER RECEIVABLES

	Consolidated
	2014	2013
	$	$
Current
GST receivable	37,927	31,618
VAT receivable	—	292,561
Other receivables	19,252	43,870

	57,179	368,049

        Trade and other receivables mostly comprise of Goods and Services Tax and Value Added Tax receivable from Australian and Turkish operations. As the Group only trades with recognised third parties, there is no requirement for collateral.

8. OTHER CURRENT ASSETS

	Consolidated
	2014	2013
	$	$
Current
Prepaid expenses	50,055	26,029

	50,055	26,029

9. EXPLORATION AND EVALUATION ASSETS

	Consolidated
	2014	2013
	$	$
Non-current
Balance at 1 July	14,685,260	—
Acquired through business combinations(i)	—	14,000,507
Expenditure incurred	3,173,246	684,753
Less: impairment expense	(159,711)	—

	17,698,795	14,685,260

(i)
On 30 April 2013, Anatolia Energy Ltd acquired a total ownership interest of 100% in Anatolia Uranium Pty Ltd through the merger of joint-venture partner Vetter Uranium Ltd into wholly-owned subsidiary Anatolia Uranium (BVI) Ltd.

  Anatolia Uranium Pty Ltd holds a 100% ownership interest in A Dur Madencilik Ltd Sti, a company incorporated in Turkey which holds the licence and mining tenement for the Temrezli uranium project.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

FOR THE YEAR ENDED 30 JUNE 2014

9. EXPLORATION AND EVALUATION ASSETS (Continued)

        The recoverability of the carrying amount of the exploration and evaluation assets is dependent on successful development and commercial exploitation, or alternatively, sale of the respective area of interest.

        Capitalised costs amounting to $3,425,803 (2013: $460,616) have been included in cash flows from investing activities in the statement of cash flows.

10. PROPERTY, PLANT AND EQUIPMENT

	Consolidated
	2014	2013
	$	$
Non-current
Leasehold improvements, at cost	2,898	—
Less: Accumulated depreciation	(44)	—

	2,854	—

Plant and equipment, at cost	72,118	48,854
Less: Accumulated depreciation	(36,645)	(23,539)

	35,473	25,315

Furniture and fittings, at cost	71,471	60,488
Less: Accumulated depreciation	(34,821)	(19,638)

	36,650	40,850

Software, at cost	30,500	23,436
Less: Accumulated depreciation	(19,614)	(10,567)

	10,886	12,869

Total property, plant and equipment	85,863	79,034

NOTES TO THE FINANCIAL STATEMENTS (Continued)

FOR THE YEAR ENDED 30 JUNE 2014

10. PROPERTY, PLANT AND EQUIPMENT (Continued)

        Movements in the carrying amounts for each class of plant and equipment between the beginning and the end of the current financial year were as follows:

	Leasehold Improvements	Plant and Equipment	Furniture and Fittings	Software	Total
Carrying amount at 1 July 2012	—	2,228	—	—	2,228
Additions	—	—	2,865	—	2,865
Disposals	—	—	—	(37)	(37)
Additions through business combinations	—	21,944	37,212	12,575	71,731
Revaluation increments / (decrements)	—	2,535	4,299	1,453	8,287
Depreciation expense	—	(1,392)	(3,526)	(1,122)	(6,040)

Balance at 30 June 2013	—	25,315	40,850	12,869	79,034

Additions	2,898	24,039	12,056	7,480	46,473
Disposals	—	—	—	—	—
Additions through business combinations	—	—	—	—	—
Revaluation increments / (decrements)	—	(191)	(330)	8	(513)
Depreciation expense	(44)	(13,690)	(15,926)	(9,471)	(39,131)

Balance at 30 June 2014	2,854	35,473	36,650	10,886	85,863

11. OTHER NON-CURRENT ASSETS

	Consolidated
	2014	2013
	$	$
Non-current
VAT refundable	467,309	—

	467,309	—

        Other non-current assets comprise of Value Added Tax receivable from Turkish operations.

12. TRADE AND OTHER PAYABLES

	Consolidated
	2014	2013
	$	$
Current
Trade creditors	259,912	242,241
Other creditors and accruals	51,780	165,951

	301,692	408,192

NOTES TO THE FINANCIAL STATEMENTS (Continued)

FOR THE YEAR ENDED 30 JUNE 2014

12. TRADE AND OTHER PAYABLES (Continued)

        The above trade and other payables carry the following terms and conditions:

  •
  Trade creditors are non-interest bearing and are generally cleared on 30 to 60 day terms.

  •
  Other creditors are non-interest bearing and have payment terms of between 30 and 90 days.

13. PROVISIONS

	Consolidated
	2014	2013
	$	$
Current
Provision for employee termination	8,238	—

	8,238	—

14. CONTRIBUTED EQUITY

	Consolidated
	2014	2013
	$	$
(a) Ordinary shares
Ordinary shares	56,688,422	51,794,473

        Fully paid ordinary shares carry one vote per share and carry the right to dividends.

	Number	$
Movement in ordinary shares on issue
At 1 July 2013	173,907,836	51,794,473
Share placements(i)	60,833,333	5,200,000
Share issue costs	—	(306,051)

At 30 June 2014	234,741,169	56,688,422

(i)
During the 2014 financial year, the Company raised $5,200,000 (before costs) from the following:

a.
On 17 September 2013 the Company announced that;

•
it had received firm commitments to raise up to $4.2 million through the placement of up to 52,500,000 fully paid ordinary shares, over 2 tranches, at an issue price of 8.0 cents per share to institutional and sophisticated investors (Placement); and

•
it had executed a binding term sheet to enter into a Put Option Subscription Agreement (Azarga Put) with Azarga Resources (Azarga) whereby, at the Company's election and subject to certain conditions precedent being met within defined timeframes, Azarga is required to apply for a total of 16,666,666 fully

NOTES TO THE FINANCIAL STATEMENTS (Continued)

FOR THE YEAR ENDED 30 JUNE 2014

14. CONTRIBUTED EQUITY (Continued)

      paid ordinary shares at an issue price of 12.0 cents per share, over 2 equal tranches, to raise a total of $2.0 million. Major operations conditions precedent to be met before the Company could exercise the Put Option include, inter alia:

      •
      Completion of a minimum of 6,000m drilling program on the Project

      •
      Completion of 2 planned hydrological pump tests

      •
      Appointment of a firm to conduct the PFS

      •
      Appointment of a firm to conduct the EIS on the Project

    All conditions precedent have subsequently been met and the Tranche 1 exercise election, raising $1.0 million by the issue of 8,333,333 ordinary shares at 12 cents per share, was completed on 4 March 2014.

  b.
  On 25 September 2013, the Company raised $2,086,894 from the issue of 26,086,175 fully paid ordinary shares to institutional investors at $0.08 per share.

  c.
  On 7 November 2013, the Company raised $2,113,106 from the issue of 26,413,825 fully paid ordinary shares to institutional investors at $0.08 per share.

(b)   Listed options

	Number	$
At 1 July 2013	47,917,750	—

At 30 June 2014	47,917,750	—

        All listed options are exercisable at $0.18 with an expiry date of 15 June 2017.

(c)   Unlisted options

	Number	$
At 1 July 2013(i)	1,484,000	—
Options issued(ii)	10,750,000	—

At 30 June 2014	12,234,000	—

(i)
At 30 June 2013 the following unlisted options were on issue:

a.
84,000 options exercisable at $0.18 with an expiry date of 14 November 2014. These options were issued in accordance with the terms of the Scheme of Arrangement and Joint Venture Agreement with Anatolia Uranium Pty Ltd (formerly Aldridge Uranium Pty Ltd). In accordance with AASB 3 Business Combinations, no value has been recognised for these options, as they relate to contingent consideration initially valued at nil for the acquisition of the investment in Anatolia Uranium Pty Ltd.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

FOR THE YEAR ENDED 30 JUNE 2014

14. CONTRIBUTED EQUITY (Continued)

  b.
  400,000 options exercisable at $0.065 with an expiry date of 30 November 2017. These options were issued to Managing Director Jim Graham and vested on 10 December 2012.

  c.
  1,000,000 options exercisable at $0.08 with an expiry date of 30 November 2017. These options were issued to Managing Director Jim Graham. 500,000 options vested on 10 December 2012, 250,000 options vested on 1 August 2013 and 250,000 options vested on 1 August 2014.

(ii)
10,750,000 incentive options were issued pursuant to the Company's Executive and Non-Executive Incentive Option Plan on 23 January 2014 following approval in the Company's Annual General Meeting on 29 November 2013. These options are exercisable at $0.05 with an expiry date of 29 November 2018. 5,375,000 options vested immediately, 2,687,500 options vested on 29 May 2014 and 2,687,500 options will vest on 2 November 2014. Refer to note 26 for details regarding the issue of these options to Company directors.

(d)   A Class Performance Shares

	Number	$
At 1 July 2013	11,692,202	—

At 30 June 2014	11,692,202	—

        The A Class Performance Shares are convertible to 10,631,375 ordinary shares upon achievement of milestones prior to 10 February 2016.

(e)   D Class Performance Shares

	Number	$
At 1 July 2013	50	—

At 30 June 2014	50	—

        The D Class Performance Shares are convertible to 2,109,500 ordinary shares at the holder's discretion prior to 14 January 2016.

(f)    Capital Management

        Given the current changing nature of the operations of the Company, the short term gearing objective is for minimal or no debt with all working capital requirements to be met from fresh issues of equity to retail and sophisticated investors.

        The company does not propose to pay any dividend for 2014 and considers it unlikely that an interim dividend will be paid during the 2015 financial year.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

FOR THE YEAR ENDED 30 JUNE 2014

15. RESERVES

(a)   Option reserve

	Consolidated
	2014	2013
	$	$
Balance at 1 July	2,340,655	2,327,120
Share based payment expense	335,964	13,535

Balance at 30 June	2,676,619	2,340,655

        The option reserve is used to record the value of share based payments provided to Directors or suppliers as part of their compensation for services rendered.

(b)   Foreign Currency Translation Reserve

        The foreign currency translation reserve records exchange differences arising on translation of a foreign controlled subsidiary.

(c)   Analysis of items of other comprehensive income by each class of reserve

	Consolidated
	2014	2013
	$	$
Foreign currency translation reserve
Exchange differences on translation of foreign controlled entities	248,585	275,620

	248,585	275,620

16. ACCUMULATED LOSSES

	Consolidated
	2014	2013
	$	$
Balance at 1 July	(38,329,433)	(37,371,858)
Loss for the year	(2,126,153)	(957,575)

Balance at 30 June	(40,455,586)	(38,329,433)

17. FINANCIAL INSTRUMENTS

        The Group's principal financial instruments comprise cash and cash equivalents raised from issuing equity instruments. The main purpose of these financial instruments is to finance the Group's operations. The Group has various other financial assets and liabilities such as trade receivables and trade payables, which arise directly from its operations. When necessary, the Group may also enter into short term financing transactions, principally debtor factoring, in order to manage cash flows arising from the Group's operations. It is, and has been throughout the financial year, the

NOTES TO THE FINANCIAL STATEMENTS (Continued)

FOR THE YEAR ENDED 30 JUNE 2014

17. FINANCIAL INSTRUMENTS (Continued)

Group's policy that no trading in financial instruments shall be undertaken. The main risks arising from the Group's financial instruments are cash flow interest rate risk, liquidity risk and credit risk.

        The totals for each category of financial instruments, measured in accordance with AASB 139 as detailed in the accounting policies to these financial statements, are as follows:

	Consolidated
	2014	2013
	$	$
Financial assets
Cash and cash equivalents	1,167,851	1,392,762
Trade and other receivables	524,488	368,049

Total financial assets	1,692,339	1,760,811

Financial liabilities
Trade and other payables	301,692	408,192

	301,692	408,192

        Details of the significant accounting policies and methods adopted, including the criteria for recognition, the basis of measurement and the basis on which income and expenses are recognised, in respect of each class of financial asset, financial liability and equity instrument are disclosed in Note 2 to these financial statements.

Interest rate risk

        Exposure to interest rate risk arises on financial assets and financial liabilities recognised at the end of the reporting period whereby a future change in interest rates will affect future cash flows. The Group's exposure to interest rate risk relates primarily to cash and cash equivalents. The majority of the Group's cash and cash equivalents is invested with Australian financial institutions.

        At balance date, the Group had the following financial assets exposed to variable interest rate risk that are not designated in cash flow hedges:

	Consolidated
	2014	2013
	$	$
Financial assets
Cash and cash equivalents(i)	1,167,851	1,392,762

Net exposure	1,167,851	1,392,762

(i)
Cash and cash equivalents earn interest at floating rates based on the bank's variable interest rate and the cash balance. Interest rates during the 2014 financial year varied between 0% and 10.25% (2013: 0% and 6.75%).

NOTES TO THE FINANCIAL STATEMENTS (Continued)

FOR THE YEAR ENDED 30 JUNE 2014

17. FINANCIAL INSTRUMENTS (Continued)

        At 30 June 2014, if interest rates had moved, as illustrated in the table below, with all other variables held constant, post-tax loss and equity would have been affected as follows:

	Consolidated
	Loss (Higher) / Lower	Equity (Higher) / Lower
	$	$
Year ended 30 June 2014
+1% (100 basis points)	(11,679)	(11,679)
–1% (100 basis points)	11,679	11,679
Year ended 30 June 2013
+1% (100 basis points)	(13,928)	(13,928)
–1% (100 basis points)	13,928	13,928

Credit risk

        Credit risk arises from the financial assets of the Group, which primarily comprises cash and cash equivalents and trade and other receivables. Exposure to credit risk relating to financial assets arises from the potential non-performance by counterparties of contract obligations that could lead to financial loss to the Group. The maximum exposure is equal to the carrying amount of these assets as indicated in the statement of financial position.

        The Group manages this risk by investing with recognised credit worthy third parties. Cash and cash equivalents are usually spread amongst a number of financial institutions all of which have credit ratings of AA or better, to minimise the risk of counterparty default. At year end, the majority of cash and cash equivalents are held by two financial institutions with a credit rating of AA.

        Trade and other receivables mostly comprise of GST and VAT receivable from Australian and Turkish tax authorities.

        The following table provides information regarding the credit risk relating to cash and cash equivalents based on Standards & Poor's counterparty credit ratings.

	Consolidated
	2014	2013
	$	$
Cash and cash equivalents
AA rating	—	1,231,828
AA– rating	1,127,342	—
A1 rating	—	232
BB+ rating	40,509	160,702

	1,167,851	1,392,762

Trade and other receivables
Not rated	524,488	368,049

	524,488	368,049

NOTES TO THE FINANCIAL STATEMENTS (Continued)

FOR THE YEAR ENDED 30 JUNE 2014

17. FINANCIAL INSTRUMENTS (Continued)

Liquidity risk

        Liquidity risk is the risk that the Group will encounter difficulty in meeting the obligations associated with its financial liabilities that are settled by delivering cash or another financial asset. The Group's approach to managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when they fall due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Group's reputation.

        The Group's policy is to ensure that trade debtors are repaid and managed within normal industry trading terms.

	Expiring within 1 year
	2014	2013
	$	$
Financial assets
Cash and cash equivalents	1,167,851	1,392,762
Trade and other receivables	57,179	368,049

Total financial assets	1,225,030	1,760,811

Financial liabilities
Trade and other payables	(301,692)	(370,192)

	(301,692)	(370,192)

Net inflow on financial instruments	923,338	1,390,619

Foreign exchange risk

        Exposure to foreign exchange risk may result in the fair value or future cash flows of a financial instrument fluctuating due to movement in foreign exchange rates of currencies in which the Group holds financial instruments which are other than the Australian functional currency of the Group. With cash and exploration and evaluation assets being held by the Turkish subsidiary A Dur Madencilik Ltd Sti, fluctuations in the exchange rates may impact on the Group's financial results.

        The Group has not entered into any derivative financial instruments to hedge such transactions.

        The following table shows the foreign currency risk on the financial assets and liabilities of the Group's operations denominated in currencies other than Australian dollars:

	Consolidated
	2014	2013
	$AUD	$AUD
Financial assets
Cash and cash equivalents—Turkish lira	40,509	51,934
Trade and other receivables—Turkish lira	467,309	292,561
Trade and other payables—Turkish lira	(31,619)	(41,680)

Net exposure	476,199	(302,815)

NOTES TO THE FINANCIAL STATEMENTS (Continued)

FOR THE YEAR ENDED 30 JUNE 2014

17. FINANCIAL INSTRUMENTS (Continued)

Fair values

        All financial assets and liabilities recognised in the statement of financial position, whether they are carried at cost or fair value, are recognised at amounts that represent a reasonable approximation of fair value unless otherwise stated in the applicable notes.

18. RELATED PARTY DISCLOSURES

(a)   Controlled entities consolidated

        The consolidated financial statements include the financial statements of Anatolia Energy Limited and the subsidiaries listed in the table below.

			% Equity Interest
	Country of Incorporation	Class of Shares
Name			2014	2013
Anatolia Uranium Pty Ltd	Australia	Ordinary	100	100
Anatolia Uranium (BVI) Pty Ltd	British Virgin Islands	Ordinary	100	100
Mozawl Mining	Mauritius	Ordinary	80	80
Constellres Ltd	Cyprus	Ordinary	100	100
A Dur Madencilik Ltd Sti	Turkey	Ordinary	100	100

        Anatolia Energy Ltd acquired a total ownership interest of 100% in Anatolia Uranium Pty Ltd upon the merger of joint-venture partner Vetter Uranium Ltd into wholly-owned subsidiary Anatolia Uranium (BVI) Ltd on 30 April 2013. Anatolia Energy Ltd retains a 35% direct interest in Anatolia Uranium Pty Ltd and holds a 65% indirect interest through the company's interest in Anatolia Uranium (BVI) Ltd.

        Anatolia Uranium Pty Ltd holds a 100% ownership interest in A Dur Madencilik Ltd Sti, a company incorporated in Turkey which holds the licence and mining tenement for the Temrezli uranium project.

(b)   Related party transactions

        The following related party transactions occurred during the financial year:

  (i)
  An amount of $4,187 (excluding GST) has been paid to Akin Commodity Consulting Ltd, Canada, a related party to Dr Hikmet Akin, being specialist uranium and geological consulting fees for the year ended 30 June 2014.

  (ii)
  An amount of $211,625 (excluding GST) has been paid to Wiranja Pty Ltd, a related party to Bob Annett, being geologist fees for the year ended 30 June 2014.

  (iii)
  An amount of $136,329 (excluding GST) has been paid to Lee Boyd and Elovadae Trust, a related party to Lee Boyd, being corporate and administration consulting for the year ended 30 June 2014.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

FOR THE YEAR ENDED 30 JUNE 2014

18. RELATED PARTY DISCLOSURES (Continued)

  (iv)
  An amount of $262,302 (excluding GST) has been paid to Swellcap Ltd, a related party to Paul Cronin, being professional fees for the year ended 30 June 2014.

  (v)
  An amount of $205,787 (excluding GST) has been paid to Nuclear Fuel Cycle Consulting, a related party to Jim Graham, being professional fees for the year ended 30 June 2014.

19. COMPENSATION OF KEY MANAGEMENT PERSONNEL

        For details of remuneration paid or payable to each member of the Group's key management personnel for the year ended 30 June 2014, refer to the remuneration report.

	Consolidated
	2014	2013
	$	$
Short-term	204,484	164,241
Post-employment	—	—
Eguity-settled share based payments	258,348	13,535

Total	462,832	177,776

20. EVENTS SUBSEQUENT TO THE REPORTING DATE

        Significant activities which occurred after the reporting date include:

  (i)
  On 22 July 2014 Mr Patrick Burke LLB was appointed as a non-executive director of the Company.

  (ii)
  On 31 July 2014 Mr Lee Boyd resigned as a director but remains as Company Secretary.

  (iii)
  On 13 August 2014, the Company announced that they had agreed to amend the Put Option Agreement with Azarga Resources (Azarga). Anatolia and Azarga have agreed that Azarga will pay $375,000 to Anatolia in consideration for substituting the put option arrangement under the Put Option Agreement for a call option arrangement that will see Azarga subscribe for Call Options over 8.3 million shares in Anatolia at $0.08 per share, maturing on 31 March 2015. Of the $375,000 consideration, $41,667 was received as consideration for issuing the new options as noted in point (iv) below.

  (iv)
  On 14 August 2014, pursuant to ASX Listing Rule 7.1, the Company issued 8,333,333 options to acquire shares in the capital in the Company exercisable at 8.0 cents per share and having an expiry date of 31 March 2015 to Azarga Resources in consideration of 0.5 cents per option which raised $41,667.

  (v)
  On 18 August 2014, the Company announced a number of significant high grade eU308 values from its recent and on-going drilling program of resource holes (step out and in-fill) and hydrogeological wells at its flagship Temrezli Uranium Project. The holes were intended to increase the understanding of the existing resource, and to facilitate and refine well field planning.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

FOR THE YEAR ENDED 30 JUNE 2014

20. EVENTS SUBSEQUENT TO THE REPORTING DATE (Continued)

  (vi)
  On 27 August 2014 the Company announced that it had received commitments to raise up to $6.0 million (before costs) through the issue of up to 75 million fully paid ordinary shares at 8.0 cents per share (Share) with 1 attaching free option to acquire shares in the capital of the Company for every 2 shares subscribed for, exercisable at 12.0 cents per share and having an expiry date of 30 September 2016 (Attaching Option) (together, the Placement). At this time the Company did not have sufficient capacity pursuant ASX Listing Rules 7.1 and 7.1A to issue all of the Placement securities which necessitated that the Placement to be completed over two tranches. The first tranche (Tranche 1) was to issue 50,000,000 Shares as soon as practical to raise $4.0 million and to issue the balance of up to a further 25,000,000 Shares, to raise $ 2.0 million, and the 37,500,000 Attaching Options following shareholder approval in general meeting (Tranche 2).

  (vii)
  On 3 September 2014 the Company issued 50,000,000 Tranche 1 Shares at an issue price of 8.0 cents per share to institutional and sophisticated investors which raised $4.0 million before costs.

  (viii)
  On 5 September 2014 the Company dispatched a notice of meeting and explanatory statement for a general meeting of shareholders, scheduled to be held on be held on 8 October 2014, which seeks that shareholders;

  a.
  ratify the prior issues of securities made pursuant to ASX Listing Rules 7.1 and 7.1A;

  b.
  approve the issue of the Tranche 2 Shares and Options; and

  c.
  approve the issue of options to director Mr Patrick Burke pursuant to the conditions of his appointment.

        Other than the matters discussed above, there has not arisen in the interval between the end of the financial year and the date of this report any matters or circumstances which significantly affected or could significantly affect the operations of the consolidated group, the results of the operations, or the state of affairs of the consolidated group in future financial years.

21. REMUNERATION OF AUDITORS

        The auditor of Anatolia Energy Limited is Moore Stephens Chartered Accountants.

	Consolidated
	2014	2013
	$	$
Amounts received or due and receivable by Moore Stephens for:
An audit or review of the financial report of the entity and any other entity in the consolidated group	46,700	41,750

	46,700	41,750

NOTES TO THE FINANCIAL STATEMENTS (Continued)

FOR THE YEAR ENDED 30 JUNE 2014

22. SEGMENT INFORMATION

        During the 2014 financial year, the Group only operated in one operating segment, being minerals exploration in Turkey.

23. DIVIDENDS PAID OR PROPOSED

        No dividends have been paid during the year ended 30 June 2014 (2013: Nil). No dividends are proposed for the year ended 30 June 2014 (2013: Nil).

24. COMMITMENTS

Finance lease and hire purchase commitments—Group as lessee

        The Group has no finance lease contracts for the year ended 30 June 2014. The Company does not have leased premises but rents shared serviced office space at Unit 3, 80 Colin Street, West Perth.

25. CONTINGENT LIABILITIES

        The Company and the Group had no contingent liabilities at 30 June 2014.

26. SHARE BASED PAYMENTS

Summary of options granted

        A total of 10,750,000 share options were granted during the year ended 30 June 2014 as share based payments. The following table illustrates the number and weighted average exercise prices (WAEP) of, and movements in, share options issued in consideration for services received during the year ended 30 June 2014:

	2014 Number	2014 WAEP	2013 Number	2013 WAEP
		$		$
Outstanding at the beginning of the year	1,400,000	(0.069)	—	—
Issue of options to key management personnel (i)	8,250,000	(0.050)	1,400,000	(0.069)
Issue of options for other services	2,500,000	(0.050)	—	—

Outstanding at the end of the year	12,150,000	(0.053)	1,400,000	(0.069)

        The outstanding balance as at 30 June 2014 is 12,150,000 options (2013: 1,400,000). Options granted are expensed over the vesting period of the options. The amount expensed for share based payments during the financial year was $335,964.

        The weighted average remaining contractual life of options outstanding at year-end was 4.30 years.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

FOR THE YEAR ENDED 30 JUNE 2014

26. SHARE BASED PAYMENTS (Continued)

        The weighted average fair value of options granted during the year was $0.0354. These values were calculated using the Binomial option pricing model using the following inputs:

•	Share price:	$0.07
•	Expected average life of the option:	1 years
•	Expected share price volatility:	100%
•	Risk-free interest rate:	2.50%

        The expected volatility of the Company has been determined having regard to the historical volatility of the market price of the Company's shares. The life of the options is based on the expected exercise patterns, which may not eventuate in the future.

(i)
Unlisted options were approved for issue to the directors of the Company at the Annual General Meeting held on 29 November 2013 and were subsequently issued on 23 January 2014. The exercise price, expiry date and vesting dates of the options are as follows:

Director	Number	Exercise Price	Expiry Date	Vesting Date
Dr Hikmet Akin	500,000	$0.05	28 November 2018	23 January 2014
	250,000	$0.05	28 November 2018	29 May 2014
	250,000	$0.05	28 November 2018	29 November 2014

	1,000,000

Robert Annett	750,000	$0.05	28 November 2018	23 January 2014
	375,000	$0.05	28 November 2018	29 May 2014
	375,000	$0.05	28 November 2018	29 November 2014

	1,500,000

Lee Boyd	750,000	$0.05	28 November 2018	23 January 2014
	375,000	$0.05	28 November 2018	29 May 2014
	375,000	$0.05	28 November 2018	29 November 2014

	1,500,000

Jim Graham	1,250,000	$0.05	28 November 2018	23 January 2014
	625,000	$0.05	28 November 2018	29 May 2014
	625,000	$0.05	28 November 2018	29 November 2014

	2,500,000

Dr Peter Kausch	375,000	$0.05	28 November 2018	23 January 2014
	187,500	$0.05	28 November 2018	29 May 2014
	187,500	$0.05	28 November 2018	29 November 2014

	750,000

NOTES TO THE FINANCIAL STATEMENTS (Continued)

FOR THE YEAR ENDED 30 JUNE 2014

27. PARENT ENTITY DISCLOSURES

        As at, and throughout the financial year ended 30 June 2014, the parent company of the group was Anatolia Energy Limited.

	Consolidated
	2014	2013
	$	$
Result of the parent entity
Profit/(loss) for the period	(1,311,444)	(1,478,511)
Other comprehensive income	—	—

Total comprehensive profit/(loss) for the period	(1,311,444)	(1,478,511)

Financial position of parent entity at year end
Current assets	1,194,500	1,318,828
Total assets	21,304,752	17,244,653
Current liabilities	241,119	99,487
Total liabilities	241,119	99,487
Total equity of the parent entity comprising of:
Share capital	56,688,422	51,794,473
Option reserves	2,676,619	2,340,655
Retained earnings	(38,301,408)	(36,989,963)

Total equity	21,063,633	17,145,165

28. GUARANTEES

        The Group and the parent entity have not entered into any guarantees, in the current or previous financial year, in relation to the debts of its subsidiaries.

29. CONTRACTUAL COMMITMENTS

        At 30 June 2014 the consolidated group and the parent entity had not entered into any contractual commitments for the acquisition of property, plant and equipment (2013: nil).

ANATOLIA ENERGY LIMITED

REVIEW OF OPERATIONS
FOR THE NINE MONTH PERIOD ENDED 31 MARCH 2015

REVIEW AND RESULTS OF OPERATIONS

Turkish Uranium Project Activities

Temrezli Site

        A substantial program of work continued throughout the entirety of the reporting period at the Company's flagship Temrezli Uranium Project. The program included advanced mineral resource, metallurgical and hydrological studies as well as environmental and social impact assessments that have been incorporated into the Pre-Feasibility Study that was released on 16 February 2015.

        A hydrogeological test program was undertaken with encouraging results. The Company also completed an extensive background radiation monitoring program. It was designed to quantify the pre-construction and pre-operational radiological conditions over the entire Project area. The average baseline radionuclide concentrations in environmental media as well as their natural variability will be used to assess the potential radiological impacts of the ISR facility during operation and to guide post-operations reclamation of the area. Concurrently the Company commenced its baseline Social Impact Assessment as part of the ESIA. To assist these activities the Company has established a dedicated office in the nearby town of Sorgun which will facilitate Adur staff to conduct consultation meetings with the local community, and facilitate the distribution of information package(s) to both interested parties and the wider community including local government agencies.

Sefaatli Site

        At Sefaatli, two rigs were mobilised to site in October 2014 to undertake a combination of both in-fill and step-out drilling at the Deliler and Tulu Tepe prospects in the Sefaatli region. Drilling in the 1980s discovered the largest extent of uranium mineralisation outside of the Company's flagship Temrezli uranium deposit. Given the proximity of Sefaatli to Temrezli, there is strong potential for Sefaatli to evolve into a satellite operation that supplements the planned development of the Temrezli Uranium Project.

        Hydrogeological drilling and pumping test work which commenced late in Q4 2014 returned, in January 2015, very encouraging results from one deep and two shallow monitoring wells drilled at Site B. Data collected from the hydrologic tests will be used to further the conceptual hydrogeological model of the deposit and to redevelop numerical models being utilised by Tetra Tech for detailed well field planning. The hydrogeological work represents some of the final components to the Temrezli PFS.

        In mid-January the Company received very encouraging results from MTA's ISR alkaline leach agitation test work on 14 intervals of core sample material from the Company's Temrezli uranium deposit. The samples were collected from wide spaced drilling in the northeast of the deposit which contains over 65% of the resource. The material was selected from lenses 1 to 5 which are the most laterally continuous.

Pre-feasibility study

        The Company released the pre-feasibility study on the Temrezli Uranium Project on 16 February 2015. Set out below are the highlights:

  •
  Independent, PFS-level (N.I.43-101 compliant) engineering study by Tetra Tech Inc. confirms outstanding financial returns offered by the Temrezli ISR Uranium Project

    •
    Development case NPV8% of US$ 191.1 million (A$ 247.4 million) pre-tax.

    •
    Cash operating costs of US$ 16.89/lb of U308.

    •
    Projected life of mine gross revenue of US$644.0 million (A$ 833.7 million) and operating cash flow of US$ 345.5 million (A$ 447.3 million) based on US$65/lb uranium price.

    •
    Initial capital cost of US$ 41.0 million including US$ 4.3 million in contingencies.

    •
    Total uranium recovery (Development Case) of 9.9 million lbs. U308.

    •
    Project payback occurs within the first 11 months.

  •
  Temrezli confirmed to be technically low risk, and highly profitable driven by its high grade, low capex and low operating costs which will position Anatolia as one of the lowest cost uranium producers in the world.

  •
  Significant leverage to the uranium price. Sensitivity analysis indicates that every $5/lb increment in the uranium price increases pre-tax NPV by US$ 27.8 million.

  •
  Potential to further bolster project economics and project life through future integration of satellite mining opportunities such as Anatolia's 100% owned Sefaatli Project.

  •
  Detailed plant engineering to commence potentially allowing for savings in plant capital, via the substitution of US suppliers with Turkish suppliers, and reduction of contingencies applied.

        Mining exploration expenditure incurred during the period was $4,090,594 and total expenditure capitalised to date is $21,616,608.

Corporate Matters

        On 13 August 2014 the Company announced that it had agreed to amend the Azarga Resources Put Option Agreement (Agreement) on the basis that Azarga Resources (Azarga) pay $375,000 to the Company in consideration for substituting the Agreement for a call option arrangement that required Azarga to subscribe for 8.333 million call options, exercisable at 8.0 cents and having an expiry date of 31 March 2015, at an issue price of 0.5 cents per call option to raise $41,667. The funds have been received in full and the 8.333 million 8.0 cent call options were issued on 14 August 2014.

        On 27 August 2014 the Company announced that it had received commitments to raise $6.0 million (before costs) through the issue of up to 75 million fully paid ordinary shares (Shares) at 8.0 cents, with 1 for 2 attaching options exercisable at 12.0 cents and having an expiry of 30 September 2016 (Placement). Utilising the Company's full capacity to issue shares under ASX Listing Rules 7.1 and 7.1A, a total of 50 million Shares, raising $4.0 million before costs (Tranche 1), were issued on 3 September 2014.

        At the 8 October 2014 general meeting shareholders approved both the Tranche 2 issue of Shares and 12 cent option and ratification of the prior issue of Tranche 1 Shares under the Placement, and the issue of 1.0 million 12 cent incentive options pursuant to the Company's Non-Executive Incentive Option plan to director Patrick Burke. The Tranche 2 Shares and 12 cent attaching options were issued on the 16 October 2014 and raised $2.0 million before costs.

        The Company's AGM was held on 19 November 2014. All resolutions put to the meeting were passed without dissent including, inter alia, the re-election of Dr Hikmet Akin and Mr Robert Annett as directors, the election of Mr Paul Cronin and Mr Patrick Burke as directors, approval of the 10% placement capacity, and replacement of the Company's constitution.

        On 16 February 2015, the Company released the Pre-Feasibility Study on the Temrezli Uranium Project.

        On 21 January 2015 the Company appointed Mr Tom Young as Chief Operating Officer. Tom was formally Vice President of Operations for Cameco resources, Inc., responsible for the Smith Ranch Highland and Crowe Butte ISR uranium mines in the United States. Tom has extensive experience in the development and operations of ISR uranium well-fields and plants, and will oversee the development of the Company's flagship Temrezli uranium project in central Turkey.

        On 10 February 2015 the Company appointed Mr Paul Cronin as Chief Executive Officer and Managing Director. Paul has worked in an executive capacity with Anatolia since early 2013, and joined the Board in 2014. Paul has considerable experience in the uranium industry having formerly been director of Nuclear Origination with Constellation Energy, leading the acquisition of uranium trader Nufcor International in 2008. He has a strong technical knowledge of both the Temrezli and Sefaatli uranium projects and is uniquely qualified to guide the Company through its next key milestones.

        On 10 March 2015 the Company appointed Mr. Cevat Er as General Manager—Turkey. Cevat is a mining executive with over 25 years of professional experience, at various stages of mine project development, in Turkey and around the world. He has an excellent knowledge of local mining and environmental regulations. Cevat's role will be to manage operational activities in Turkey including the Plant Optimisation Study and overseeing the remaining EIA and permitting requirements at Temrezli.

ANATOLIA ENERGY LIMITED

CONSOLIDATED PROFIT & LOSS AND OTHER COMPREHENSIVE INCOME

FOR THE NINE MONTHS ENDED 31 MARCH 2015

	Consolidated 9 months to 31 March 2015	Consolidated 9 months to 31 March 2014
	$	$
Interest received	49,084	33,098
Other income	344,442	2,910

	393,526	36,008
Consulting fees	(359,579)	(190,721)
Directors fees	(129,862)	(154,179)
Legal fees	(18,339)	(31,939)
Travel expenses	(143,686)	(113,962)
Other expenses	(1,152,019)	(1,104,813)

Loss before income tax and finance costs	(1,409,959)	(1,559,606)

Finance costs	—	—

Loss before income tax expense	(1,409,959)	(1,559,606)

Income tax expense	—	—

Loss after income tax expense	(1,409,959)	(1,559,606)

Net loss for the period attributable to the members of Anatolia Energy Limited	(1,409,959)	(1,559,606)

Loss attributable to minority equity interest	—	—

Loss attributable to parent entity	(1,409,959)	(1,559,606)

Other comprehensive income
Items that may be reclassified subsequently to profit or loss
Exchange differences on translating foreign operations	1,235,234	(73,735)

Total comprehensive loss for the period	(174,725)	(1,633,341)

ANATOLIA ENERGY LIMITED

CONSOLIDATED STATEMENT OF FINANCIAL POSITION

AS AT 31 MARCH 2015

	Note	Consolidated As at 31 March 2015	Consolidated As at 30 June 2014
		$	$
Current Assets
Cash and cash equivalents	2	2,939,520	1,167,851
Trade and other receivables		40,415	57,179
Other assets		35,401	50,055

Total Current Assets		3,015,336	1,275,085

Non-Current Assets
Trade and other receivables		743,000	467,309
Exploration and evaluation assets	3	21,616,608	17,698,795
Plant and equipment		74,285	85,863

Total Non-Current Assets		22,433,893	18,251,967

Total Assets		25,449,229	19,527,052

Current Liabilities
Trade and other payables		590,588	301,692
Provisions		19,205	8,238

Total Current Liabilities		609,793	309,930

Total Liabilities		609,793	309,930

Net Assets		24,839,436	19,217,122

Equity
Contributed equity	4	62,300,664	56,688,422
Reserves		4,345,235	2,925,204
Accumulated losses		(41,865,545)	(40,455,586)

Parent interest		24,780,354	19,158,040
Minority interest		59,082	59,082

Total Equity		24,839,436	19,217,122

ANATOLIA ENERGY LIMITED

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE NINE MONTHS ENDED 31 MARCH 2015

	Consolidated 9 months to 31 March 2015	Consolidated 9 months to 31 March 2014
	$	$
Cash flows from operating activities
Payments to suppliers and employees	(987,331)	(913,000)

Net cash flows used in operating activities	(987,331)	(913,000)

Cash flows from investing activities
Interest received	39,000	119,000
Proceeds from sale of financial instrument	333,000	—
Exploration and evaluation costs	(3,249,000)	(3,432,000)

Net cash flows used in investing activities	(2,877,000)	(3,313,000)

Cash flows from financing activities
Proceeds from issue of shares	6,042,000	5,200,000
Cost of capital raising	(406,000)	(253,000)

Net cash flows from financing activities	5,636,000	4,947,000

Net increase/(decrease) in cash and cash equivalents	1,771,669	721,000
Cash and cash equivalents at the beginning of the period	1,167,851	1,393,000

Cash and cash equivalents at the end of the period	2,939,520	2,114,000

ANATOLIA ENERGY LIMITED

CONSOLIDATED STATEMENT OF CHANGES IN EQUITY

FOR THE NINE MONTHS ENDED 31 MARCH 2015

	Note	Contributed Equity	Option Premium Reserve	Options Reserve	Foreign Currency Translation Reserve	Accumulated Losses	Minority Equity Interests	Total Equity
		$	$	$	$	$	$	$
At 1 July 2014		56,688,422	—	2,676,619	248,585	(40,455,586)	59,082	19,217,122
Contributions of equity	4	6,000,000	41,667	—	—	—	—	6,041,667
Costs of capital raising		(387,758)	—	—	—	—	—	(387,758)
Share-based payment expense		—	—	143,130	—	—	—	143,130
Other comprehensive income		—	—	—	1,235,234	—	—	1,235,234
Loss attributable to minority shareholders		—	—	—	—	—	—	—
Loss for the period		—	—	—	—	(1,409,959)	—	(1,409,959)

Total income/expense for the period		—	—	—	—	(1,409,959)	—	(1,409,959)

At 31 March 2015		62,300,664	41,667	2,819,749	1,483,819	(41,865,545)	59,082	24,839,436

At 1 July 2013		51,794,473	—	2,340,655	275,620	(38,329,433)	61,628	16,142,943
Contributions of equity		5,200,000	—	—	—	—	—	5,200,000
Costs of capital raising		(306,051)	—	—	—	—	—	(306,051)
Share-based payment expense		—	—	335,964	—	—	—	335,964
Other comprehensive income		—	—	—	(27,035)	—	—	(27,035)
Loss attributable to minority shareholders		—	—	—	—	—	(2,546)	(2,546)
Loss for the period		—	—	—	—	(2,126,153)	—	(2,126,153)

Total income/expense for the period		—	—	—	—	(2,126,153)	—	(2,126,153)

At 30 June 2014		56,688,422	—	2,676,619	248,585	(40,455,586)	59,082	19,217,122

ANATOLIA ENERGY LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED 31 MARCH 2015

1. Summary of significant accounting policies

(a)   Basis of preparation of the financial report

        The financial report complies with Applicable Accounting Standards as issued by the Australian Accounting Standards Board and International Financial Reporting Standards (IFRS) as issued by the International Accounting Standards Board.

        The financial report is presented in Australian dollars.

(b)   Significant accounting policies

        Apart from the changes in the accounting policy noted below, the accounting policies and methods of computation are the same as those adopted in the 2014 annual financial report.

(c)   Principles of consolidation

        The parent entity and its subsidiaries are collectively referred to as the "Group". The parent of this Group is Anatolia Energy Ltd. Entities (including structured entities) over which the parent (or the Group) directly or indirectly exercises control are called "subsidiaries". The consolidated financial statements incorporate the assets, liabilities and results of all subsidiaries. The Group controls an entity when the Group is exposed to, or has rights to, variable returns from its involvement with the entity and has the ability to affect those returns through its power over the entity.

        The assets, liabilities and results of subsidiaries are fully consolidated into the financial statements of the Group from the date on which control is obtained by the Group. The consolidation of a subsidiary is discontinued from the date that control ceases. Intercompany transactions, balances and unrealised gains or losses on transactions between group companies are fully eliminated on consolidation. Accounting policies of subsidiaries have been changed and adjustments made where necessary to ensure uniformity of the accounting policies adopted by the Group.

        Equity interests in a subsidiary not attributable, directly or indirectly, to the Group are referred to as "non-controlling interests". The Group recognises any non-controlling interests in subsidiaries on a case-by-case basis either at fair value or at the non-controlling interests' proportionate share of the subsidiary's net assets. Non-controlling interests are shown separately within the equity section of the statement of financial position and statement of profit or loss and other comprehensive income.

2. Cash and cash equivalents

        For the purposes of the Consolidated Statement of Cash Flows, cash and cash equivalents comprises the following:

	Consolidated 31 March 2015	Consolidated 30 June 2014
	$	$
Cash at bank and on hand	2,939,520	1,167,851

ANATOLIA ENERGY LIMITED

NOTES TO THE FINANCIAL STATEMENTS (Continued)

FOR THE NINE MONTHS ENDED 31 MARCH 2015

3. Exploration and evaluation assets

	Consolidated 31 March 2015	Consolidated 30 June 2014
	$	$
Exploration and evaluation assets	21,616,608	17,698,795

Movements during the period in exploration and evaluation assets
Balance as at 1 July 2014		17,698,795
Add: Expenditure incurred during the period		4,090,594
Less: Impairment due to mining tenements not renewed		(172,781)

Balance at 31 March 2015		21,616,608

4. Issued capital

	Number	$
Issued and paid-up capital
Ordinary Shares
As at 1 July 2014	234,741,169	56,688,422

Share placements	75,000,000	6,000,000
Share issue costs		(387,758)

As at 31 March 2015	309,741,169	62,300,664

        During the period the Company raised $6,000,000 (before costs) from the following:

  (a)
  On 3 September 2014, the Company issued 50,000,000 fully paid ordinary shares at 8c per share.

  (b)
  On 8 October 2014, the Company issued 25,000,000 fully paid ordinary shares at 8c per share.

	Number	$
Listed Options
As at 1 July 2014	47,917,750	—

As at 31 March 2015	47,917,750	—

ANATOLIA ENERGY LIMITED

NOTES TO THE FINANCIAL STATEMENTS (Continued)

FOR THE NINE MONTHS ENDED 31 MARCH 2015

4. Issued capital (Continued)

        Listed options are exercisable at $0.18 with an expiry date of 15 June 2017.

	Number	$
Unlisted Options—vested and exercisable
As at 1 July 2014	12,234,000	—
Options issued	50,333,333	41,667
Options expired	(8,417,333)	—

As at 31 March 2015	54,150,000	41,667

(i)
Unlisted options on issue are exercisable as follows:

        400,000 options exercisable at $0.08 with an expiry date of 30 November 2017. These options were issued pursuant to shareholder approval at the Annual General Meeting held on 30 November 2012 and are fully vested.

        1,000,000 options exercisable at $0.065 with an expiry date of 30 November 2017. These options were issued pursuant to shareholder approval at the Annual General Meeting held on 30 November 2012 and fully vested on 1 August 2014.

        10,750,000 options exercisable at $0.05 with an expiry date of 28 November 2018. These options were issued pursuant to the Company's Executive and Non-Executive Incentive Options Plan on 23 January 2014 following approval in the Company's Annual General Meeting on 29 November 2013.

        37,500,000 options exercisable at $0.12 with an expiry date of 30 September 2016. These options were issued as part of the share placement undertaken in October 2014.

        1,000,000 options exercisable at $0.08 with an expiry date of 6 March 2017. These options were issued on 10 March 2015.

(ii)
Unlisted options expired as follows:

        84,000 options exercisable at $0.18 with an expiry date of 14 November 2014.

        8,333,333 options exercisable at $0.08 with an expiry date of 31 March 2015. These options were issued for cash in consideration for Azarga Resources agreeing to amend the Put Option Agreement.

(iii)
Unlisted options—unvested

        1,000,000 options exercisable at $0.12 with an expiry date of 8 October 2019. These options were issued pursuant to the Company's Executive and Non-Executive Incentive Options Plan on 8 October 2014 following approval in the Company's General Meeting on 8 October 2014.

        500,000 options exercisable at $0.09 with an expiry date of 28 February 2019. These options were issued pursuant to the Company's Executive and Non-Executive Incentive Options Plan on 10 March 2015.

ANATOLIA ENERGY LIMITED

NOTES TO THE FINANCIAL STATEMENTS (Continued)

FOR THE NINE MONTHS ENDED 31 MARCH 2015

4. Issued capital (Continued)

        1,000,000 options exercisable at $0.08 with an expiry date of 20 January 2020. These options were issued pursuant to the Company's Executive and Non-Executive Incentive Options Plan on 10 March 2015.

        1,000,000 options exercisable at $0.09 with an expiry date of 2 March 2018. These options were issued pursuant to the Company's Executive and Non-Executive Incentive Options Plan on 26 March 2015.

	Number	$
A Class Performance Shares
As at 1 July 2014	11,692,202	—

As at 31 March 2015	11,692,202	—

	Number	$
D Class Performance Shares
As at 1 July 2014	50	—

As at 31 March 2015	50	—

5. Financial Instruments

        The fair values of financial assets and financial liabilities, together with the carrying amounts in the consolidated statement of financial position, are as follows:

	Carrying Amount	Fair Value
	$	$
Current financial assets
Cash and cash equivalents	2,939,520	2,939,520
Trade and other receivables	40,415	40,415

Total financial assets	2,979,935	2,979,935

Current financial liabilities
Trade and other payables	590,588	590,588

Total financial liabilities	590,588	590,588

        The Group's financial risk management objectives and policies are consistent with those disclosed in the consolidated financial statements for the year ended 30 June 2014.

6. Dividends paid and proposed

        No dividends were paid or proposed during the period (2014: $nil).

ANATOLIA ENERGY LIMITED

NOTES TO THE FINANCIAL STATEMENTS (Continued)

FOR THE NINE MONTHS ENDED 31 MARCH 2015

7. Events after balance sheet date

        Significant activities which occurred after the reporting date include:

  •
  On 4 June 2015, the Company announced that they had reached an agreement to merge with Uranium Resources Inc., which is subject to shareholder approval.

  •
  On 23 June 2015, the Company entered into a binding loan agreement with Uranium Resources Inc. Under the agreement Uranium Resources Inc. will provide a secured loan to the Company of $2 million to help advance the Temrezli project.

        Other than the matters discussed above, the directors are not aware of any significant events since the end of the reporting period.

8. Commitments

        The Group had no material commitments as at 31 March 2015.

9. Segment Information

        During the nine months ended 31 March 2015, the Group only operated in one operating segment, being mineral exploration in Turkey.

 ANNEX A

Execution Version

Scheme implementation agreement

Anatolia Energy Limited (Anatolia)
Uranium Resources, Inc. (URI)

MinterEllison

Level 19 Aurora Place 88 Phillip Street Sydney NSW 2000
Australia DX 117 Sydney
T +61 2 9921 8888 F +61 2 9921 8123
minterellison.com

 Scheme implementation agreement

A-i

A-ii

A-iii

 Details

Date	3 June 2015
Parties
Name	Anatolia Energy Limited
ABN	68 076 577 994
Short form name	Anatolia
Notice details	Unit 3, 80 Colin Street West Perth WA 6005 Australia Facsimile: +61 8 9321 5036 Email: admin@anatoliaenergy.com.au Attention: The Company Secretary
Name	Uranium Resources, Inc. (a company incorporated in Delaware)
Short form name	URI
Notice details	Suite 300, 6950 South Potomac Street Centennial, CO 80112 United States of America Facsimile: +1 303 531 0519 Email: cjones@uraniumresources.com Attention: Christopher M. Jones

Background

A
Anatolia and URI have agreed to implement the Proposed Transaction on and subject to the terms and conditions of this agreement.

B
Anatolia and URI have agreed certain other matters in connection with the Proposed Transaction as set out in this agreement.

 Agreed terms

1.  Defined terms & interpretation

1.1  Defined terms

  In this agreement, unless the context otherwise requires, the following words and expressions have the meaning as follows:

  Acceptable Confidentiality Agreement means a confidentiality agreement that contains provisions not materially less favourable to Anatolia than those contained in the Confidentiality Agreement and includes a standstill covenant that prohibits the recipient, for a period of at least 12 months, from acquiring, or offering to acquire, any Anatolia Shares other than under any Acquisition Proposal to which such confidentiality agreement relates.

  Accounting Standards means the accounting standards made or in force under the Corporations Act, and if any matter is not covered by those accounting standards, generally accepted Australian accounting principles.

  Acquisition Proposal means any inquiry or the making of any proposal or offer, or public announcement of an intention to make a proposal or offer, to Anatolia, Anatolia Shareholders or Anatolia Securityholders from any Person or group or Persons acting jointly or in concert which constitutes, or may reasonably be expected to lead to (in either case, whether in one transaction or a series of transactions):

  (a)
  any takeover bid, issuer bid, amalgamation, plan or scheme of arrangement, shareholder approved acquisition, business combination, merger, tender offer, exchange offer, consolidation, capital reduction, share buy-back, joint venture, reverse takeover, dual-listed company structure, recapitalisation, reorganisation, establishment of a new holding entity for Anatolia or the Anatolia Group, liquidation, dissolution or winding up in respect of Anatolia or other synthetic merger or any other transaction or arrangement;

  (b)
  any sale or purchase of assets (or any lease, long-term supply arrangement, option, licence or other arrangement having the same economic effect as a sale or purchase) of Anatolia or its Subsidiaries representing 20% or more of the consolidated assets, revenues or earnings of Anatolia, including the Temrezli Project and the Sefaatli Project;

  (c)
  any sale or issuance of Anatolia Shares or Anatolia Securities, or other equity interests (or securities convertible into or exercisable for such shares or interests) in Anatolia or any of its Subsidiaries, representing 20% or more of the issued and outstanding equity or voting interests of Anatolia or its Subsidiary; and

  (d)
  any arrangement whereby effective Control or operating control of Anatolia is granted to another party,

  or which would otherwise compete with, or be inconsistent in any material respect with the consummation of, the Proposed Transaction.

  Adviser means any Person who is engaged to provide professional advice of any type (including legal, accounting, consulting or financial advice) to Anatolia or URI.

  Anatolia Board means the board of directors of Anatolia as constituted from time to time (or any committee of the board of directors of Anatolia constituted from time to time to consider the Proposed Transaction on behalf of Anatolia).

  Anatolia Break Fee has the meaning given in clause 11.3(a).

  Anatolia Disclosure Letter means the letter entitled 'Disclosure Letter' from Anatolia to URI dated on or about the date of this agreement, a draft of which was provided to URI prior to the date of this agreement.

  Anatolia Due Diligence Material means the information disclosed by or on behalf of Anatolia and its Subsidiaries (including management presentations and in response to requests for information) to URI or any of its Representatives prior to the date of this agreement as evidenced conclusively by schedule 2 to the Anatolia Disclosure Letter.

  Anatolia CDI Information means the information regarding the Anatolia Group, being information that is within the knowledge of the Anatolia Board, to be provided by or on behalf of Anatolia to URI to enable the CDI Disclosure Document to be prepared and completed in compliance with all applicable Laws.

  Anatolia General Meetings has the meaning given in clause 5.1(u).

  Anatolia Group means Anatolia and its Subsidiaries.

  Anatolia Information means information to be included by Anatolia in the Explanatory Booklet that explains the effect of the Schemes and sets out the information prescribed by the Corporations Act and the Corporations Regulations 2001 (Cth), and any other information that is material to the making of a decision by Anatolia Shareholders, Anatolia Optionholders and Anatolia Performance Shareholders whether or not to vote in favour of the relevant Schemes, being information that is within the knowledge of Anatolia's directors and has not previously been disclosed to Anatolia Shareholders, other than the URI Information and the Independent Expert's Report.

  Anatolia Material Adverse Change means an event or circumstance (including a change in Law) that occurs, is announced or becomes known (in each case whether or not it becomes public) after the date of this agreement which:

  (a)
  based on Anatolia's most recent audited financial statements:

  (i)
  has or could reasonably be expected to have individually or when aggregated with all such events or circumstances the effect of diminishing the net assets of the Anatolia Group (excluding any reduction in cash) by 10% or more;

  (ii)
  has the result (or is reasonably expected to have the result) that the business of the Anatolia Group is unable to be carried on in substantially the same manner as carried on at the date of this agreement; or

  (iii)
  has the result (or is reasonably expected to have the result) that present or future third party monetary obligations of a member of the Anatolia Group in respect of moneys borrowed or raised totalling at least $250,000 (or, without limitation, its equivalent in any other currency or currencies) becomes capable of being declared due and payable before their stated maturity or expiry (other than as a result of the Proposed Transaction); or

  (b)
  with respect to the Temrezli Project:

  (i)
  constitutes or gives rise to or could reasonably be expected to (upon the passage of time, or the giving of notice or taking of any other action by a Regulatory Authority or any other person, or the occurrence of an Event of Force Majeure) give rise to the suspension, material delay, revocation, disclaimer, invalidity, unenforceability, variation, lapse or termination of; or

    (ii)
    materially conflicts or could reasonably be expected to materially conflict with the enjoyment of, any rights or interests under, any agreements, permits, licences or other rights, permissions or documents pursuant to which any member of the Anatolia Group either owns, has a valid lease on, or has the exclusive right to explore for, develop or exploit any mineral resources located on or within the Temrezli Project, but does not include any event or circumstance:

  (a)
  required to be done or procured by Anatolia pursuant to this agreement or the Schemes;

  (b)
  done with the express prior written consent of URI;

  (c)
  to the extent that it was fairly disclosed in the Anatolia Disclosure Letter;

  (d)
  to the extent that it was fairly disclosed in documents that were publicly available prior to the date of this agreement from public filings of Anatolia with ASX or ASIC or public registers; or

  (e)
  relating to costs and expenses incurred by Anatolia associated with the Schemes process, including all fees payable to external advisers of Anatolia, to the extent such amounts are fairly disclosed in the Anatolia Disclosure Letter.

  Anatolia Notices of General Meeting has the meaning given in clause 5.1(v).

  Anatolia Option means an option granted by Anatolia to acquire by way of issue one or more Anatolia Shares.

  Anatolia Optionholder means a Person who holds an Anatolia Option.

  Anatolia Performance Share means a performance share issued by Anatolia conferring the right to acquire by way of issue or transfer Anatolia Shares, being, as at the date of this agreement:

  (a)
  11,692,202 performance shares issued by Anatolia belonging to 'Class A' with the code 'AEKAO'; and

  (b)
  50 performance shares issued by Anatolia belonging to 'Class D' with the code 'AEKAK'.

  Anatolia Performance Shareholder means a Person who holds an Anatolia Performance Share.

  Anatolia Prescribed Occurrence means the occurrence of any of the following on or after the date of this agreement:

  (a)
  Anatolia converts all or any of its shares into a larger or smaller number of shares;

  (b)
  any member of the Anatolia Group resolves to reduce its share capital in any way;

  (c)
  any member of the Anatolia Group:

  (i)
  enters into a buy-back agreement; or

  (ii)
  resolves to approve the terms of a buy-back agreement under subsections 257C(1) or 257D(1) of the Corporations Act;

  (d)
  any member of the Anatolia Group issues securities, or grants a performance right or an option over its securities, or agrees to make such an issue or grant such a right or an option other than pursuant to the exercise, vesting or conversion of an Anatolia Security on issue immediately before the date of this agreement;

  (e)
  any member of the Anatolia Group issues, or agrees to issue, convertible notes;

  (f)
  any member of the Anatolia Group disposes, or agrees to dispose, of the whole, or a substantial part, of its business or property;

  (g)
  any member of the Anatolia Group creates or agrees to create, any Security Interest over the whole, or a substantial part, of its business or property;

  (h)
  an Insolvency Event occurs in relation to any member of the Anatolia Group;

  (i)
  Anatolia pays, declares, distributes or incurs a liability to make or pay a dividend, bonus or other share of its profits, income, capital or assets by way of dividend or other form of distribution;

  (j)
  any member of the Anatolia Group makes any change to its constitution or convenes a meeting to consider a resolution to change a constitution of any member of the Anatolia Group;

  (k)
  any member of the Anatolia Group ceases, or threatens to cease to, carry on the business conducted as at the date of this agreement;

  (l)
  any member of the Anatolia Group (other than a dormant, non-operating member of the Anatolia Group) being deregistered as a company or being otherwise dissolved;

  (m)
  any disposal of shares or securities by a member of the Anatolia Group in any member of the Anatolia Group other than to a member of the Anatolia Group; or

  (n)
  any member of the Anatolia Group directly or indirectly authorising, committing or agreeing to take or announcing any of the actions referred to in paragraphs (a) to (m) above insofar as it applies to the member of the Anatolia Group the subject of such direct or indirect authorisation, commitment, agreement or announcement, provided that an Anatolia Prescribed Occurrence will not include any matter:

  (a)
  required to be done or procured by Anatolia pursuant to this agreement or the Schemes;

  (b)
  fairly disclosed in filings of Anatolia with the ASX prior to the date of this agreement;

  (c)
  to the extent it is fairly disclosed in the Anatolia Due Diligence Material or the Anatolia Disclosure Letter; or

  (d)
  the undertaking of which URI has approved in writing.

  Anatolia Security means a security or instrument granted by Anatolia that confers upon its holder the right (whether conditional or not) to acquire by way of issue one or more Anatolia Shares or other equity interest in Anatolia, including the Anatolia Options and the Anatolia Performance Shares.

  Anatolia Securityholder means a Person who holds an Anatolia Security.

  Anatolia Share means an issued fully paid ordinary share in the capital of Anatolia.

  Anatolia Shareholder means each Person who is registered in the register maintained by Anatolia under section 168(1) of the Corporations Act as a holder of Anatolia Shares.

  Anatolia Warranties means the representations and warranties of Anatolia set out in clause 8.2.

  ASIC means the Australian Securities and Investments Commission.

  Associate has the meaning given in Division 2 of Part 1.2 of the Corporations Act as if section 12(1) of that Act included a reference to this agreement and Anatolia was the designated body.

  ASX means ASX Limited (ABN 98 008 624 691) or, if the context requires, the financial market operated by it.

  ASX Listing Rules means the official listing rules of ASX as amended from time to time.

  ASX Settlement means ASX Settlement Pty Ltd ABN 49 008 504 532.

  Black-Scholes Value means, in relation to an option, the value of the option determined by the Black-Scholes formula as more particularly set forth in Schedule 6.

  Business Day means a day that is not a Saturday, Sunday or a public holiday or bank holiday in:

  (a)
  Denver, Colorado, United States of America;

  (b)
  Perth, Australia; and

  (c)
  Sydney, Australia.

  CDI Option means a CHESS depositary interest representing a unit of beneficial ownership in a Quoted URI Option registered in the name of CDN.

  CDI Share means a CHESS depositary interest representing a unit of beneficial ownership in a New URI Share registered in the name of CDN.

  CDI Disclosure Document means the information memorandum or other document required in connection with the quotation of URI Shares in the form of CDI Shares and URI Options in the form of CDI Options on the ASX.

  CDN means CHESS Depositary Nominees Pty Limited (ACN 071 346 506).

  Cebolleta Project means the Cebolleta uranium project located in the Grants mineral belt in the State of New Mexico.

  Change of Recommendation means any director of Anatolia taking any of the actions described in clause 11.3(a)(ii) (subject to the exceptions therein).

  CHESS means the Clearing House Electronic Subregister System for the electronic transfer of securities operated by ASX Settlement Pty Ltd (ABN 49 008 504 532).

  Conditions means the conditions set out in clause 3.1 and Condition means any one of them.

  Confidentiality Agreement means the confidentiality agreement between Anatolia and URI dated 5 February 2015.

  Control has the meaning given under section 50AA of the Corporations Act. Controlled has the same meaning.

  Corporations Act means the Corporations Act 2001 (Cth).

  Court means the Federal Court of Australia or any other court of competent jurisdiction under the Corporations Act as the parties may agree in writing.

  Deed Poll means the deed poll to be executed by URI prior to the date the Explanatory Booklet is despatched to Anatolia Shareholders, Anatolia Optionholders and Anatolia Performance Shareholders, in the form set out in Schedule 2.

  Effective means, when used in relation to a Scheme, the coming into effect, under section 411(10) of the Corporations Act, of the order of the Court made under section 411(4)(b) of the Corporations Act in relation to that Scheme.

  Effective Date, with respect to a Scheme, means the date on which that Scheme becomes Effective.

  Election Form has the meaning given in clause 4.2(a).

  End Date means:

  (a)
  31 December 2015; or

  (b)
  such other date and time agreed in writing between URI and Anatolia.

  Event of Force Majeure means any of the following, whether foreseeable or unforeseeable:

  (a)
  acts of God, earthquake, cyclone, fire, explosion, flood, landslide, lightning storm, tempest, drought or meteor; or

  (b)
  war (declared or undeclared), invasion, act of foreign enemy, hostilities between nations, civil insurrection or military usurper power; or

  (c)
  revolution or act of the public enemy, sabotage, malicious damage, terrorism, insurrection or civil unrest; or

  (d)
  any act of eminent domain, expropriation, confiscation, or nationalization of all or part of the Temrezli Project by or under the order of any Regulatory Authority; or

  (e)
  shortages or inability to obtain fuel, water, electric power, raw materials, supplies or equipment; or

  (f)
  transportation difficulties or handling or loading difficulties at any port or storage facility; or

  (g)
  epidemic or quarantine restrictions; or

  (h)
  strikes, lock out or other labour dispute; or

  (i)
  blockades (including blockades by local communities or their members) that substantially prevent or inhibit ingress or egress to any mineral properties listed as assets of the Anatolia Group, including the Temrezli Project and the Sefaatli Project.

  Excluded Optionholder means any Anatolia Optionholder who:

  (a)
  is URI or a Related Entity of URI; or

  (b)
  is otherwise specified as an 'Excluded Optionholder' in a notice in writing given by URI to Anatolia at least two Business Days prior to the First Court Date.

  Excluded Performance Shareholder means any Anatolia Performance Shareholder who:

  (c)
  is URI or a Related Entity of URI; or

  (d)
  is otherwise specified as an 'Excluded Performance Shareholder' in a notice in writing given by URI to Anatolia at least two Business Days prior to the First Court Date.

  Excluded Shareholder means any Anatolia Shareholder who:

  (a)
  is URI or a Related Entity of URI; or

  (b)
  is otherwise specified as an 'Excluded Shareholder' in a notice in writing given by URI to Anatolia at least two Business Days prior to the First Court Date.

  Exclusivity Period means the period commencing on the date of this agreement and ending on the earliest of:

  (c)
  the End Date;

  (d)
  the Implementation Date; and

  (e)
  the date this agreement is terminated in accordance with its terms.

  Explanatory Booklet means the explanatory booklet to be prepared by Anatolia in respect of the Proposed Transaction in accordance with the terms of this agreement and to be despatched to Anatolia Shareholders, Anatolia Optionholders and Anatolia Performance Shareholders.

  First Court Date means the date the Court first hears the application to order the convening of the Scheme Meetings under section 411(1) of the Corporations Act.

  Headcount Test means, in relation to a Scheme, the requirement under section 411(4)(a)(i) or 411(4)(a)(ii)(A) (as applicable) of the Corporations Act that the resolution to approve the relevant Scheme at the Scheme Meetings is passed by a majority in number of Anatolia Shareholders, Anatolia Optionholders or Anatolia Performance Shareholders (as applicable) present and voting, either in person or by proxy.

  Implementation Date means, with respect to a Scheme, the fifth Business Day, or such other Business Day as the parties agree, following the Record Date for that Scheme.

  Independent Expert means an expert, independent of the parties, engaged by Anatolia in good faith to opine on whether the Schemes are in the best interests of Anatolia Shareholders, Anatolia Optionholders and Anatolia Performance Shareholders.

  Independent Expert's Report means the report prepared by the Independent Expert and stating whether the Schemes are in the best interests of Anatolia Shareholders, Anatolia Optionholders and Anatolia Performance Shareholders.

  Ineligible Overseas Securityholder means an Anatolia Shareholder, Anatolia Optionholder or Anatolia Performance Shareholder whose address as shown in Anatolia's members' register, optionholders' register or performance shareholders' register (as applicable) is located outside of:

  (a)
  Australia and its external territories;

  (b)
  the United States of America;

  (c)
  New Zealand;

  (d)
  the British Virgin Islands, Canada, the Republic of Turkey, the United Kingdom, Germany, Slovenia and Hong Kong, provided in each case that the distribution of New URI Shares (or, at the election of the Anatolia Shareholder, CDI Shares), New URI Options (and, in the case of Quoted Anatolia Options, CDI Options) or New URI Performance Shares (as applicable) is not prohibited and not unduly onerous or impracticable, as determined by URI's Board of Directors, acting reasonably; and

  (e)
  any other jurisdictions as may be agreed in writing by Anatolia and URI,

  unless URI is satisfied that it is permitted to allot and issue New URI Shares (or, at the election of the Anatolia Shareholder, CDI Shares), New URI Options (and, in the case of Quoted Anatolia Options, CDI Options) or New URI Performance Shares (as applicable) to that Anatolia Shareholder, Anatolia Optionholder or Anatolia Performance Shareholder (as applicable) pursuant to the relevant Scheme by the Laws of that place.

  Insolvency Event means in relation to a Person:

  (a)
  (insolvency official) the appointment of a liquidator, provisional liquidator, administrator, statutory manager, controller, receiver, receiver and manager or other insolvency official (whether under an Australian Law or a foreign Law) to the Person or to the whole or a substantial part of the property or assets of the Person and the action is not stayed, withdrawn or dismissed within 14 days;

  (b)
  (arrangements) the entry by the Person into a compromise or arrangement with its creditors generally;

  (c)
  (winding up) the calling of a meeting to consider a resolution to wind up the Person (other than where the resolution is frivolous or cannot reasonably be considered to be likely to lead to the actual winding up of the Person) or the making of an application or order for the winding up or deregistration of the Person other than where the application or order (as the case may be) is set aside or withdrawn within 14 days;

  (d)
  (suspends payments) the Person suspends or threatens to suspend payment of its debts as and when they become due;

  (e)
  (ceasing business) the Person ceases or threatens to cease to carry on business;

  (f)
  (insolvency) the Person is or becomes unable to pay its debts when they fall due within the meaning of the Corporations Act or is otherwise presumed to be insolvent under the Corporations Act;

  (g)
  (deregistration) the Person being deregistered as a company or otherwise dissolved;

  (h)
  (deed of company arrangement) the Person executing a deed of company arrangement;

  (i)
  (Person as trustee or partner) the Person incurs a liability while acting or purporting to act as trustee (or co-trustee) or general partner of a trust or partnership (including a limited partnership) and the Person is not entitled to be fully indemnified against the liability out of trust or partnership assets because of one or more of the following:

  (i)
  a breach of trust or obligation as partner by the Person;

  (ii)
  the Person acting outside the scope of its powers as trustee or partner;

  (iii)
  a term of the trust or partnership denying, or limiting, the Person's right to be indemnified against the liability; or

  (iv)
  the assets of the trust or partnership being insufficient to discharge the liability; or

  (j)
  (analogous events) anything analogous to those set out in any of paragraphs (a) to (i) inclusive occurs in relation to the Person under the Laws of a foreign jurisdiction.

  Juan Tafoya Project means the Juan Tafoya uranium project located in the Grants mineral belt in the State of New Mexico.

  Laws means any applicable laws, including international, national, provincial, state, municipal and local laws, treaties, statutes, ordinances, judgments, decrees, injunctions, writs, certificates and orders, by-laws, rules, regulations, ordinances, or other requirements of any Regulatory Authority having the force of law.

  Match Period has the meaning given in clause 13.5(a)(viii).

  NASDAQ means The NASDAQ Stock Market or, if the context requires, the financial market operated by it.

  New URI Options means the new URI Options to be issued under the terms of the Option Scheme as Option Scheme Consideration, including the Quoted URI Options and the Unquoted URI Options.

  New URI Performance Shares means the new URI Performance Shares to be issued under the terms of the Performance Share Scheme as Performance Share Scheme Consideration.

  New URI Shares means the new URI Shares to be issued under the terms of the Share Scheme as Share Scheme Consideration.

  Option Scheme means the proposed scheme of arrangement pursuant to Part 5.1 of the Corporations Act between Anatolia and Scheme Optionholders in respect of all Scheme Options, substantially in the form set out in Schedule 4 or in such other form as the parties agree in writing, subject to any alterations or conditions made or required by the Court under section 411(6) of the Corporations Act and approved in writing by each party.

  Option Scheme Consideration means, in respect of a Scheme Option, Unquoted URI Options (where the Scheme Option is an Unquoted Anatolia Option) or CDI Options (where the Scheme Option is a Quoted Anatolia Option):

  (a)
  in such number as would have a Black-Scholes Value equivalent to the Black-Scholes Value of the Scheme Option;

  (b)
  having:

  (i)
  the same term to expiry as the Scheme Option; and

  (ii)
  an exercise price equal to the exercise price of the Scheme Option divided by the Share Exchange Ratio; and

  (c)
  subject to the same vesting period and conditions as the Scheme Option,

  to be provided to Scheme Optionholders under the terms of the Option Scheme as described in clause 4.4.

  Performance Share Scheme means the proposed scheme of arrangement pursuant to Part 5.1 of the Corporations Act between Anatolia and Scheme Performance Shareholders in respect of all Scheme Performance Shares, substantially in the form set out in Schedule 5 or in such other form as the parties agree in writing, subject to any alterations or conditions made or required by the Court under section 411(6) of the Corporations Act and approved in writing by each party.

  Performance Share Scheme Consideration means, in respect of a Scheme Performance Share, one New URI Performance Share:

  (a)
  having the same term to expiry as that Scheme Performance Share;

  (b)
  convertible into a number of URI Shares equivalent to the number of Anatolia Shares to which the Scheme Performance Share is convertible multiplied by the Share Exchange Ratio; and

  (c)
  subject to the same vesting period and conditions as that Scheme Performance Share (including as to resource milestones),

  to be provided to Scheme Performance Shareholders under the terms of the Performance Share Scheme as described in clause 4.5.

  Person means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization, any other entity or organization or any Regulatory Authority.

  Proposed Transaction means the proposed acquisition by URI, in accordance with the terms and conditions of this agreement, of all of the Anatolia Shares (other than any Anatolia Shares held by an Excluded Shareholder), and the proposed acquisition by URI or cancellation of all of the Anatolia Securities, through the implementation of the Schemes.

  Quoted Anatolia Options means the Anatolia Options that are quoted on ASX.

  Quoted URI Options means the New URI Options that are quoted on NASDAQ.

  Record Date means, in respect of a Scheme, 7.00pm on the fifth Business Day (or such other Business Day as the parties agree in writing) following the Effective Date.

  Regulatory Approvals means the approvals set out in clause 3.1(a).

  Regulatory Authority means:

  (a)
  any multinational or supranational body or organisation, nation, government, state, province, country, territory, municipality, quasi-government, administrative, judicial or regulatory authority, agency, board, body, bureau, commission, instrumentality, court or tribunal or any political subdivision thereof, or any central bank (or similar monetary or regulatory authority) thereof, any taxing authority, any ministry or department or agency of any of the foregoing;

  (b)
  any self-regulatory organisation or stock exchange, including NASDAQ and/or the ASX;

  (c)
  any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government; and

  (d)
  any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of such entities or other bodies pursuant to the foregoing.

  Related Entity of a Person means a related body corporate of that Person under section 50 of the Corporations Act or which is an economic entity (as defined in the Accounting Standards) that is Controlled by that Person.

  Representative means, in respect of a Person:

  (a)
  a director, officer, agent, representative, member or employee of the Person;

  (b)
  an Adviser of the Person; and

  (c)
  a director, officer or employee of an Adviser of the Person.

  RG 60 means Regulatory Guide 60 issued by ASIC on 22 September 2011.

  Schemes means:

  (a)
  the Share Scheme;

  (b)
  the Option Scheme; and

  (c)
  the Performance Share Scheme.

  Scheme Meetings means, as the context requires:

  (a)
  the meeting of Anatolia Shareholders ordered by the Court to be convened under section 411(1) of the Corporations Act to consider and vote on the Share Scheme;

  (b)
  the meeting of Anatolia Optionholders ordered by the Court to be convened under section 411(1) of the Corporations Act to consider and vote on the Option Scheme; and/or

  (c)
  the meeting of Anatolia Performance Shareholders ordered by the Court to be convened under section 411(1) of the Corporations Act to consider and vote on the Performance Share Scheme,

  and includes any meeting convened following any adjournment or postponement of a meeting.

  Scheme Option means an Anatolia Option on issue as at the Record Date other than any Anatolia Option then held by an Excluded Optionholder (but including any such Anatolia Option held on behalf of one or more third parties or otherwise in a fiduciary capacity).

  Scheme Optionholder means a Person who holds one or more Scheme Options.

  Scheme Performance Share means an Anatolia Performance Share on issue as at the Record Date other than any Anatolia Performance Share then held by an Excluded Performance Shareholder (but including any such Anatolia Performance Share held on behalf of one or more third parties or otherwise in a fiduciary capacity).

  Scheme Performance Shareholder means a Person who holds one or more Scheme Performance Shares.

  Scheme Share means an Anatolia Share on issue as at the Record Date other than any Anatolia Share then held by an Excluded Shareholder (but including any such Anatolia Share held on behalf of one or more third parties or otherwise in a fiduciary capacity).

  Scheme Shareholder means a Person who holds one or more Scheme Shares.

  Second Court Date means the first day on which an application made to the Court for an order under section 411(4)(b) of the Corporations Act approving the Schemes is heard or scheduled to be heard or, if the application is adjourned for any reason, means the date on which the adjourned application is heard or scheduled to be heard.

  Securities Splitting means the splitting by a holder of Anatolia Shares, Anatolia Options or Anatolia Performance Shares (as applicable) into two or more parcels of Anatolia Shares, Anatolia Options or Anatolia Performance Shares (as applicable) whether or not it results in any change in beneficial ownership of the Anatolia Shares, Anatolia Options or Anatolia Performance Shares (as applicable).

  Security Interest has the meaning given in section 12 of the Personal Property Securities Act 2009 (Cth).

  Sefaatli Project means the uranium project located in Sefaatli in the Republic of Turkey.

  Share Exchange Ratio means 0.06579 New URI Shares (or, at the election of a Scheme Shareholder, CDI Shares) per Scheme Share.

  Share Scheme means the proposed scheme of arrangement pursuant to Part 5.1 of the Corporations Act between Anatolia and Scheme Shareholders in respect of all Scheme Shares, substantially in the form set out in Schedule 3 or in such other form as the parties agree in writing, subject to any alterations or conditions made or required by the Court under section 411(6) of the Corporations Act and approved in writing by each party.

  Share Scheme Consideration means, in respect of a Scheme Share, New URI Shares (or, at the election of a Scheme Shareholder, CDI Shares), the number of which is determined by application of the Share Exchange Ratio, to be provided to Scheme Shareholders under the terms of the Share Scheme as described in clause 4.2.

  Subsidiary has the meaning given to that term in section 46 of the Corporations Act.

  Superior Proposal means a bona fide Acquisition Proposal that is made in writing after the date of this agreement and did not result from a breach of clause 13 by Anatolia or its Related

  Entities or Representatives, and the Anatolia Board determines in good faith (after having taken advice from its legal and financial advisers) that:

  (a)
  such Acquisition Proposal is made to Anatolia or all Anatolia Shareholders and in compliance with applicable securities Laws;

  (b)
  funds or other consideration necessary for the consummation of such Acquisition Proposal are, or will be, available to ensure that the third party will have the funds or other consideration necessary for the consummation of the Acquisition Proposal;

  (c)
  such Acquisition Proposal is reasonably capable of completion in accordance with its terms, taking into account all legal, financial, regulatory and other aspects of such Acquisition Proposal, including the ability of the proposing party to consummate the transactions contemplated by the Acquisition Proposal;

  (d)
  the taking of action in respect of such Acquisition Proposal is necessary for the Anatolia Board in the discharge of its fiduciary and statutory duties under applicable Laws; and

  (e)
  such Acquisition Proposal would, if completed substantially in accordance with its terms, be reasonably likely to result in a transaction more favourable to Anatolia Shareholders and Anatolia Securityholders as a whole than the Proposed Transaction, taking into account all of the terms and conditions of the Acquisition Proposal, including consideration, conditionality, funding, certainty and timing.

  Temrezli Project means the Temrezli uranium project located in the Republic of Turkey.

  Timetable means the indicative timetable in relation to the Proposed Transaction set out in Schedule 1 with such modifications as may be agreed in writing by the parties.

  Transaction Documents means this agreement, the Deed Poll and the Schemes.

  Unquoted Anatolia Options means the Anatolia Options that are not quoted on ASX.

  Unquoted URI Options means the New URI Options that are not quoted on NASDAQ.

  URI Board means the board of directors of URI as constituted from time to time (or any committee of the board of directors of URI constituted from time to time to consider the Proposed Transaction on behalf of URI).

  URI Break Fee has the meaning given in clause 12.3(a).

  URI Counterproposal has the meaning given in clause 13.5(b).

  URI Disclosure Letter means the letter entitled 'Disclosure Letter' from URI to Anatolia dated on or about the date of this agreement.

  URI Due Diligence Material means the information disclosed by or on behalf of URI and its Subsidiaries (including management presentations and in response to requests for information) to Anatolia or any of its Representatives prior to the date of this agreement as evidenced conclusively by schedule 2 to the URI Disclosure Letter.

  URI Group means URI and its Subsidiaries.

  URI Information means such information regarding URI that is provided by or on behalf of URI to Anatolia or the Independent Expert:

  (a)
  to enable the Explanatory Booklet to be prepared and completed in compliance with all applicable Laws;

  (b)
  to enable applications for Regulatory Approvals to be made; and

  (c)
  otherwise in compliance with URI's obligations under clause 5.2(a).

  URI Material Adverse Change means an event or circumstance (including a change in Law) that occurs, is announced or becomes known (in each case whether or not it becomes public) after the date of this agreement which:

  (d)
  based on URI's most recent audited financial statements:

  (i)
  has or could reasonably be expected to have individually or when aggregated with all such events or circumstances the effect of diminishing the net assets of the URI Group (excluding any reduction in cash) by 10% or more;

  (ii)
  has the result (or is reasonably expected to have the result) that the business of the URI Group is unable to be carried on in substantially the same manner as carried on at the date of this agreement; or

  (iii)
  has the result (or is reasonably expected to have the result) that present or future third party monetary obligations of a member of the URI Group in respect of moneys borrowed or raised totalling at least $250,000 (or, without limitation, its equivalent in any other currency or currencies) becomes capable of being declared due and payable before their stated maturity or expiry (other than as a result of the Proposed Transaction); or

  (e)
  with respect to the URI Projects:

  (i)
  constitutes or gives rise to or could reasonably be expected to (upon the passage of time, or the giving of notice or taking of any other action by a Regulatory Authority or any other person, or the occurrence of an Event of Force Majeure) give rise to the suspension, material delay, revocation, disclaimer, invalidity, unenforceability, variation, lapse or termination of; or

  (ii)
  materially conflicts or could reasonably be expected to materially conflict with the enjoyment of, any rights or interests under,

    any agreements, permits, licences or other rights, permissions or documents pursuant to which any member of the URI Group either owns, has a valid lease on, or has the exclusive right to explore for, develop or exploit any mineral resources located on or within the URI Projects, but does not include any event or circumstance:

  (a)
  required to be done or procured by URI pursuant to this agreement or the Schemes;

  (b)
  done with the express prior written consent of Anatolia;

  (c)
  to the extent that it was fairly disclosed in the URI Disclosure Letter;

  (d)
  to the extent that it was fairly disclosed in documents that were publicly available prior to the date of this agreement from public filings of URI with NASDAQ or public registers; or

  (e)
  relating to costs and expenses incurred by URI associated with the Schemes process, including all fees payable to external advisers of URI, to the extent such amounts are fairly disclosed in the URI Disclosure Letter.

  URI Notice of Meeting has the meaning given in clause 5.2(p).

  URI Option means an option granted by URI to acquire by way of issue one or more URI Shares.

  URI Performance Share means a performance share issued by URI conferring the right to acquire by way of issue or transfer URI Shares.

  URI Prescribed Occurrence means the occurrence of any of the following on or after the date of this agreement:

  (a)
  URI converts all or any of its shares into a larger or smaller number of shares;

  (b)
  any member of the URI Group resolves to reduce its share capital in any way;

  (c)
  any member of the URI Group:

  (i)
  enters into a buy-back agreement; or

  (ii)
  resolves to approve the terms of a buy-back agreement;

  (d)
  any member of the URI Group issues securities, or grants a performance right or an option over its securities, or agrees to make such an issue or grant such a right or an option other than pursuant to the exercise, vesting or conversion of a URI Security on issue immediately before the date of this agreement;

  (e)
  any member of the URI Group issues, or agrees to issue, convertible notes;

  (f)
  any member of the URI Group disposes, or agrees to dispose, of the whole, or a substantial part, of its business or property;

  (g)
  any member of the URI Group creates or agrees to create, any Security Interest over the whole, or a substantial part, of its business or property;

  (h)
  an Insolvency Event occurs in relation to any member of the URI Group;

  (i)
  URI pays, declares, distributes or incurs a liability to make or pay a dividend, bonus or other share of its profits, income, capital or assets by way of dividend or other form of distribution;

  (j)
  any member of the URI Group makes any change to its constitution or convenes a meeting to consider a resolution to change a constitution of any member of the URI Group;

  (k)
  any member of the URI Group ceases, or threatens to cease to, carry on the business conducted as at the date of this agreement;

  (l)
  any member of the URI Group (other than a dormant, non-operating member of the URI Group) being deregistered as a company or being otherwise dissolved;

  (m)
  any disposal of shares or securities by a member of the URI Group in any member of the URI Group other than to a member of the URI Group; or

  (n)
  any member of the URI Group directly or indirectly authorising, committing or agreeing to take or announcing any of the actions referred to in paragraphs (a) to (m) above insofar as it applies to the member of the URI Group the subject of such direct or indirect authorisation, commitment, agreement or announcement, provided that a URI Prescribed Occurrence will not include any matter:

  (a)
  required to be done or procured by URI pursuant to this agreement or the Schemes;

  (b)
  fairly disclosed in filings of URI with NASDAQ prior to the date of this agreement;

  (c)
  to the extent it is fairly disclosed in the URI Due Diligence Material or the URI Disclosure Letter; or

  (d)
  the undertaking of which Anatolia has approved in writing.

  URI Projects means the Cebolleta Project and the Juan Tafoya Project.

  URI Security means a security or instrument granted by URI that confers upon its holder the right (whether conditional or not) to acquire by way of issue one or more URI Shares or other equity interest in URI.

  URI Share means a fully paid ordinary share in the capital of URI.

  URI Shareholder means each Person who is registered in the register maintained by URI under section 168(1) of the Corporations Act as a holder of URI Shares.

  URI Shareholder Meeting has the meaning given in clause 5.2(o).

  URI Warranties means the representations and warranties of URI set out in clause 8.1.

1.2  Interpretation

  In this agreement, except where the context otherwise requires:

  (a)
  the singular includes the plural and vice versa, and a gender includes other genders;

  (b)
  another grammatical form of a defined word or expression has a corresponding meaning;

  (c)
  a reference to a clause, paragraph, schedule or annexure is to a clause or paragraph of, or schedule or annexure to, this agreement, and a reference to this agreement includes any schedule or annexure;

  (d)
  a reference to a document or instrument includes the document or instrument as novated, altered, supplemented or replaced from time to time;

  (e)
  a reference to A$, $A, dollar or $ is to Australian currency;

  (f)
  a reference to time is to Perth, Australia time;

  (g)
  a reference to a party is to a party to this agreement, and a reference to a party to a document includes the party's executors, administrators, successors and permitted assigns and substitutes;

  (h)
  a reference to a statute, ordinance, code or other Law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them;

  (i)
  the meaning of general words is not limited by specific examples introduced by including, for example or similar expressions;

  (j)
  a rule of construction does not apply to the disadvantage of a party because the party was responsible for the preparation of this agreement or any part of it;

  (k)
  if a day on or by which an obligation must be performed or an event must occur is not a Business Day, the obligation must be performed or the event must occur on or by the next Business Day; and

  (l)
  a reference to fairly disclosed to a party means disclosed to any of that party or any of its Representatives in good faith and in sufficient detail so as to enable a reasonable and sophisticated buyer (or one of its Representatives) experienced in transactions similar to the Proposed Transaction and experienced in a business similar to any business conducted by the Anatolia Group (if disclosed to URI) or the URI Group (if disclosed to Anatolia), to identify the nature and scope of the relevant matter, event or circumstance.

1.3  Headings

  Headings are for ease of reference only and do not affect interpretation.

2.  Agreement to propose Schemes

  (a)
  Anatolia agrees to propose and implement the Schemes on and subject to the terms and conditions of this agreement, and substantially in accordance with the Timetable.

  (b)
  URI agrees to assist Anatolia in proposing and implementing the Schemes on and subject to the terms and conditions of this agreement, and substantially in accordance with the Timetable.

3.  Conditions precedent and pre-implementation steps

3.1  Conditions to Schemes

  Subject to this clause 3, the Schemes will not become Effective, and the respective obligations of the parties in relation to the implementation of each Scheme will not be binding, until each of the following conditions precedent is satisfied or waived to the extent and in the manner set out in this clause 3:

  (a)
  (Regulatory Approvals) before 8.00am on the Second Court Date, ASIC and ASX issue or provide such consents or approvals as are necessary or which Anatolia and URI agree are necessary or desirable to implement the Schemes, either unconditionally or on conditions that do not impose unduly onerous obligations upon either party (acting reasonably), and such consent, approval or other act has not been withdrawn, cancelled or revoked as at 8.00am on the Second Court Date;

  (b)
  (Restraining orders) no judgment, order, decree, statute, Law, ordinance, rule of regulation, or other temporary restraining order, preliminary or permanent injunction, restraint or prohibition, entered, enacted, promulgated, enforced or issued by any court or other Regulatory Authority of competent jurisdiction remains in effect as at 8.00am on the Second Court Date that prohibits, materially restricts, makes illegal or restrains the completion of a Scheme or any Transaction Document;

  (c)
  (Anatolia Shareholder approval) the Share Scheme is approved by Anatolia Shareholders at the relevant Scheme Meeting by the majorities required under section 411(4)(a)(ii) of the Corporations Act;

  (d)
  (Anatolia Optionholder approval) the Option Scheme is approved by Anatolia Optionholders at the relevant Scheme Meeting by the majorities required under section 411(4)(a)(ii) of the Corporations Act;

  (e)
  (Anatolia Performance Shareholder approval) the Performance Share Scheme is approved by Anatolia Performance Shareholders at the relevant Scheme Meeting by the majorities required under section 411(4)(a)(ii) of the Corporations Act;

  (f)
  (Court approval) the Schemes are approved by the Court in accordance with section 411(4)(b) of the Corporations Act either unconditionally or on conditions that do not impose unduly onerous obligations upon either party (acting reasonably);

  (g)
  (Approval of cancellation of Anatolia Options) before 8.00am on the Second Court Date, ASX grants a waiver from Listing Rule 6.23, or Anatolia Shareholders give any necessary approvals under Listing Rule 6.23, in relation to the Option Scheme;

  (h)
  (URI Shareholder approval) before the Scheme Meetings, URI Shareholders pass all resolutions necessary:

  (i)
  in respect of the application for quotation of the New URI Shares, CDI Shares and CDI Options;

  (ii)
  to increase the number of URI Shares and to issue such number of New URI Shares as required to pay the Share Scheme Consideration;

  (iii)
  to increase the number of URI Options and to issue such number of New URI Options as required to pay the Option Scheme Consideration; and

  (iv)
  to increase the number of URI Performance Shares and to issue such number of New URI Performance Shares as required to pay the Performance Share Scheme Consideration,

    at a meeting of URI Shareholders (or any adjournment or postponement thereof) by the requisite majorities under the laws and regulations of the State of Delaware and NASDAQ;

  (i)
  (Anatolia General Meetings) before 8.00am on the Second Court Date, Anatolia Shareholders and Anatolia Performance Shareholders pass all resolutions necessary to allow the Anatolia Performance Shares to be transferred to URI in the manner contemplated by the Performance Share Scheme, including to give effect to any necessary amendments to the terms of the Anatolia Performance Shares;

  (j)
  (NASDAQ quotation) NASDAQ approves the official quotation of the New URI Shares and the Quoted URI Options;

  (k)
  (Listing of CDI Shares and CDI Options) ASX approves the admission of URI to the official list of the ASX and official quotation of the New URI Shares in the form of CDI Shares (to the extent that Scheme Shareholders elect to receive CDIs) and Quoted URI Options in the form of CDI Options (to the extent that the Scheme Options are Quoted Anatolia Options), in each case conditional only on the Schemes becoming Effective and URI providing the information required by the ASX approval or by the ASX Listing Rules;

  (l)
  (Independent Expert) the Independent Expert concludes in the Independent Expert's Report that in its opinion the Schemes are in the best interests of Anatolia Shareholders, Anatolia Optionholders and Anatolia Performance Shareholders on or before the date on which the Explanatory Booklet is registered by ASIC under the Corporations Act and the Independent Expert does not change or publicly withdraw this conclusion prior to 8.00am on the Second Court Date;

  (m)
  (No Anatolia Material Adverse Change) no Anatolia Material Adverse Change occurs between the date of this agreement and 8.00am on the Second Court Date;

  (n)
  (No URI Material Adverse Change) no URI Material Adverse Change occurs between the date of this agreement and 8.00am on the Second Court Date;

  (o)
  (No Anatolia Prescribed Occurrence) no Anatolia Prescribed Occurrence occurs between the date of this agreement and 8.00am on the Second Court Date;

  (p)
  (No URI Prescribed Occurrence) no URI Prescribed Occurrence occurs between the date of this agreement and 8.00am on the Second Court Date;

  (q)
  (Anatolia Warranties) the Anatolia Warranties being true and correct in all material respects on the date of this agreement and at 8.00am on the Second Court Date;

  (r)
  (URI Warranties) the URI Warranties being true and correct in all material respects on the date of this agreement and at 8.00am on the Second Court Date;

  (s)
  (Anatolia material breach) before 8.00am on the Second Court Date, Anatolia has not breached any material provision of this agreement to a material extent in the context of the Schemes taken as a whole;

  (t)
  (URI material breach) before 8.00am on the Second Court Date, URI has not breached any material provision of this agreement to a material extent in the context of the Schemes taken as a whole; and

  (u)
  (Anatolia Securities) before 8.00am on the Second Court Date, in respect of each Anatolia Security outstanding as at the date of this agreement other than the Scheme Options or the Scheme Performance Shares:

  (i)
  URI enters into legally binding and enforceable agreements with the relevant Anatolia Securityholder for the acquisition or cancellation of that Anatolia Security for consideration in accordance with clause 14; or

  (ii)
  the Anatolia Security has vested or lapsed, or been exercised or converted into Anatolia Shares, or otherwise ceased to exist.

3.2  Benefit and waiver of conditions precedent

  (a)
  The Condition in clause 3.1(b) is for the benefit of each party and any breach or non-fulfilment of it may only be waived (if capable of waiver) with the written consent of both parties, which consent either party may give or withhold in its absolute discretion.

  (b)
  The Conditions in clauses 3.1(m), 3.1(o), 3.1(q), 3.1(s) and 3.1(u) are for the sole benefit of URI and any breach or non-fulfilment of them may only be waived by URI giving its written consent.

  (c)
  The Conditions in clauses 3.1(l), 3.1(n), 3.1(p), 3.1(r) and 3.1(t) are for the sole benefit of Anatolia and any breach or non-fulfilment of them may only be waived by Anatolia giving its written consent.

  (d)
  A party entitled to waive a Condition pursuant to this clause 3.2 may do so in its absolute discretion subject to the provision of written notice to the other party. Any waiver of a Condition by a party for whose benefit the Condition applies must take place on or prior to 8.00am on the Second Court Date. The Conditions in clauses 3.1(a), 3.1(c), 3.1(d), 3.1(e), 3.1(f), 3.1(g), 3.1(h), 3.1(i), 3.1(j) and 3.1(k) cannot be waived.

  (e)
  If a party waives the breach or non-fulfilment of any of the Conditions in clause 3.1, that waiver will not preclude it from suing the other party for any breach of this agreement including without limitation a breach that resulted in the non-fulfilment of the Condition that was waived.

  (f)
  Waiver of a breach or non-fulfilment in respect of one Condition does not constitute;

  (i)
  a waiver of breach or non-fulfilment of any other Condition resulting from the same event; or

  (ii)
  a waiver of breach or non-fulfilment of that Condition resulting from any other event.

3.3  Best endeavours

  (a)
  Anatolia and URI will use their respective best endeavours to procure that each of the Conditions is satisfied as soon as reasonably practicable after the date of this agreement or continues to be satisfied at all times until the last time they are to be satisfied (as the case may require).

  (b)
  Without limiting clauses 3.4 and 3.5 below, each of Anatolia and URI must:

  (i)
  promptly apply for all relevant Regulatory Approvals and provide the other party with a copy of all applications for Regulatory Approvals;

  (ii)
  take all the steps for which it is responsible as part of the Regulatory Approvals process;

  (iii)
  respond to all requests for information in respect of the applications for Regulatory Approvals at the earliest practicable time;

  (iv)
  provide the other with all information and assistance reasonably requested in connection with the applications for Regulatory Approvals;

  (v)
  to the extent that it is within either party's respective control, use its best endeavours to procure that there is no occurrence that would prevent the Condition being satisfied and no other party shall take any action that will or is likely to hinder or prevent the satisfaction of the Condition except to the extent that such action is required by Law; and

  (vi)
  so far as it is able, allow the other and its Representatives the opportunity to be present and make submissions at any meetings with any regulatory body relating to the Regulatory Approvals in respect of a Scheme.

3.4  Notifications

  Each of URI and Anatolia must:

  (a)
  keep the other promptly and reasonably informed of the steps it has taken and of its progress towards satisfaction of the Conditions;

  (b)
  promptly notify the other in writing if it becomes aware that any Condition has been satisfied; and

  (c)
  promptly notify the other in writing if it becomes aware that any Condition is or has become incapable of being satisfied (having regard to the respective obligations of each party under clause 3.3) and where a party is entitled to waive that Condition upon receipt or delivery of such a notice (as applicable) that party must notify the other party in accordance with clause 3.2 as soon as possible (in any event before 5.00pm on the Business Day before the Second Court Date) as to whether the party waives the non-fulfilment of the Condition.

3.5  Certificate

  On the Second Court Date:

  (a)
  URI and Anatolia will provide a joint certificate to the Court confirming whether or not the Conditions set out in clauses 3.1(a), 3.1(b), 3.1(c), 3.1(d) and 3.1(e), have been satisfied or waived in accordance with the terms of this agreement;

  (b)
  Anatolia will provide a certificate to the Court confirming whether or not the Conditions set out in clauses 3.1(g), 3.1(i), 3.1(l), 3.1(m), 3.1(o), 3.1(q), 3.1(s) and 3.1(u) have been satisfied or waived in accordance with the terms of this agreement;

  (c)
  URI will provide a certificate to the Court confirming whether or not the Conditions set out in clauses 3.1(h), 3.1(j), 3.1(k), 3.1(n), 3.1(p), 3.1(r) and 3.1(t) have been satisfied or waived in accordance with the terms of this agreement;

  (d)
  Anatolia will provide a certificate to URI confirming whether or not it has breached any of its obligations under this agreement (including a breach of a representation or warranty), and if it has, giving details of such breach; and

  (e)
  URI will provide a certificate to Anatolia confirming whether or not it has breached any of its obligations under this agreement (including a breach of a representation or warranty), and if it has, giving details of such breach.

3.6  Scheme voted down

  If a Scheme is not approved by Anatolia Shareholders, Anatolia Optionholders or Anatolia Performance Shareholders (as applicable) at a Scheme Meeting by reason only of the non-satisfaction of the Headcount Test and Anatolia or URI considers acting reasonably that Securities Splitting or some abusive or improper conduct may have caused or contributed to the Headcount Test not having been satisfied then Anatolia must:

  (a)
  apply for an order of the Court contemplated by section 411(4)(a)(ii)(A) of the Corporations Act to disregard the Headcount Test and seek Court approval of the relevant Scheme under section 411(4)(b) of the Corporations Act, notwithstanding that the Headcount Test has not been satisfied; and

  (b)
  make such submissions to the Court and file such evidence as Counsel engaged by Anatolia to represent it in Court proceedings related to the relevant Scheme, in consultation with URI, considers is reasonably required to seek to persuade the Court to exercise its discretion under section 411(4)(a)(ii)(A) of the Corporations Act by making an order to disregard the Headcount Test.

3.7  Conditions not capable of being fulfilled

  (a)
  If:

  (i)
  any Condition is not satisfied or (where capable of waiver) waived by the date specified in this agreement for its satisfaction (or an event occurs which would or is likely to prevent a condition precedent being satisfied by the date specified in this agreement);

  (ii)
  a circumstance occurs with the result that a Condition is not capable of being fulfilled and, if the Condition is able to be waived by a party under clause 3.2 the party does not waive the Condition within five Business Days after the occurrence of the circumstance; or

  (iii)
  a Scheme does not become Effective by the End Date,

    and neither of the following has occurred:

    (iv)
    the Independent Expert opines to the effect that a Scheme is not in the best interest of Anatolia Shareholders, Anatolia Optionholders or Anatolia Performance Shareholders (as applicable); or

    (v)
    a Superior Proposal has been publicly announced,

    then Anatolia and URI must consult in good faith with a view to determining whether:

    (vi)
    the Schemes may proceed by way of alternative means or methods;

    (vii)
    to extend the relevant time or date for satisfaction of the Condition;

    (viii)
    to change the date of the application to be made to the Court for orders under section 411(4)(b) of the Corporations Act approving the Schemes or adjourning that application (as applicable) to another date agreed by the parties; or

    (ix)
    to extend the End Date.

  (b)
  Subject to clause 3.7(c), if a Condition becomes incapable of being satisfied before the End Date and Anatolia and URI are unable to reach agreement under clause 3.7(a) within five Business Days of the date on which they both become aware that the Condition has become incapable of being satisfied (or, if earlier, by 8.00am on the Second Court Date), then unless the relevant Condition (where capable of waiver) is waived:

  (i)
  in relation to the Conditions in clause 3.1(a), 3.1(b), 3.1(c), 3.1(d), 3.1(e), 3.1(f), 3.1(g), 3.1(h), 3.1(i), 3.1(j) or 3.1(k), either URI or Anatolia may terminate this agreement by giving the other notice within 10 Business Days (or any shorter period ending before 8.00am on the Second Court Date);

  (ii)
  in relation to the Conditions in clauses 3.1(m), 3.1(o), 3.1(q), 3.1(s) and 3.1(u), URI may terminate this agreement by giving Anatolia notice within 10 Business Days (or any shorter period ending before 8.00am on the Second Court Date); and

  (iii)
  in relation to the Conditions in clauses 3.1(l), 3.1(n), 3.1(p), 3.1(r) and 3.1(t), Anatolia may terminate this agreement by giving URI notice within 10 Business Days (or any shorter period ending before 8.00am on the Second Court Date), without any liability to any other party by reason of that termination alone.

  (c)
  A party will not be entitled to terminate this agreement pursuant to clause 3.7(b) if the relevant Condition has not been satisfied as a result of:

  (i)
  a breach of this agreement by that party; or

  (ii)
  a deliberate act or omission of that party which either alone or together with other circumstances prevents that Condition being satisfied.

3.8  Interpretation

  For the purposes of this clause 3, a Condition will be incapable of satisfaction, or incapable of being fulfilled if:

  (a)
  in the case of a Condition relating a Regulatory Approval—the relevant Regulatory Authority makes or has made a final adverse determination in writing to the effect that it will not provide the Regulatory Approval; and

  (b)
  in all other cases—there is an act, failure to act or occurrence that will prevent the Condition being satisfied by the End Date (and the breach or non-fulfilment that would otherwise have occurred has not already been waived in accordance with this agreement).

4.  Scheme structure

4.1  Scheme

  (a)
  Anatolia must, as soon as reasonably practicable after the date of this agreement and substantially in compliance with the Timetable, propose the Schemes under which:

  (i)
  subject to the Share Scheme becoming Effective, all of the Scheme Shares will be transferred to URI and the Scheme Shareholders will be entitled to receive, for each Scheme Share held at the Record Date, the Share Scheme Consideration;

    (ii)
    subject to the Option Scheme becoming Effective, all of the Scheme Options will be cancelled and the Scheme Optionholders will be entitled to receive, for each Scheme Option held at the Record Date, the Option Scheme Consideration; and

    (iii)
    subject to the Performance Share Scheme becoming Effective, all of the Scheme Performance Shares will be transferred to URI and the Scheme Performance Shareholders will be entitled to receive, for each Scheme Performance Share held at the Record Date, the Performance Share Scheme Consideration.

  (b)
  Anatolia must not consent to any modification of, or amendment to, or the making or imposition by the Court of any condition in respect of, a Scheme without the prior written consent of URI.

4.2  Share Scheme—Election mechanism

  (a)
  Anatolia must ensure that the Explanatory Booklet is accompanied by a form of election (Election Form) which provides for the matters set out in clause 4.2(b) under which each Anatolia Shareholder is requested to elect to receive the Scheme Consideration to which that Anatolia Shareholder is entitled in the form of:

  (i)
  New URI Shares; or

  (ii)
  CDI Shares (representing New URI Shares), to be held on (at the election of the Anatolia Shareholder, which election must also be provided for and requested in the Election Form):

  (A)
  the CHESS subregister; or

  (B)
  the issuer-sponsored subregister.

  (b)
  The Election Form shall provide that:

  (i)
  subject to clause 4.2(b)(vi), a Scheme Shareholder may make only one election in relation to a particular holding;

  (ii)
  subject to clause 4.2(b)(vi), any valid election will apply to all of the Scheme Shares held by the Scheme Shareholder as at the Record date;

  (iii)
  a valid election may be made by a Scheme Shareholder by returning the Election Form before 7.00pm on the Record date in writing to an address to be specified by Anatolia in the Explanatory Booklet;

  (iv)
  once made, a valid election by a Scheme Shareholder may be varied before 7.00pm on the Record date;

  (v)
  if a valid election is not made by a Scheme Shareholder prior to 7.00pm on the Record date, that Scheme Shareholder will be deemed to have elected to receive the Scheme Consideration in the form of CDI Shares, in respect of all Scheme Shares held by that Scheme Shareholder; and

  (vi)
  in the manner considered appropriate by Anatolia (acting reasonably), a Scheme Shareholder that holds one or more parcels of Scheme Shares as trustee or nominee for, or otherwise on account of, another person, may make separate elections in relation to each of those parcels of Scheme Shares.

  (c)
  Anatolia must ensure that, to the extent reasonably practicable, Anatolia Shareholders who acquire Anatolia Shares after the date of the despatch of the Explanatory Booklet and up until the Effective date can receive an Election Form on request to Anatolia.

  (d)
  Anatolia must provide, or procure the provision, to URI of details of the final elections made by each Anatolia Shareholder, on the Business Day after the Record Date.

4.3  Share Scheme Consideration

  (a)
  URI covenants in favour of Anatolia, in consideration for the transfer to URI of the Scheme Shares held by each Scheme Shareholder under the terms of the Share Scheme, to provide or procure provision of the Share Scheme Consideration to each Scheme Shareholder on the Implementation Date and otherwise in accordance with the Share Scheme.

  (b)
  Subject to clauses 4.10 and 4.11 and to the Share Scheme becoming Effective, at 10.00am on the Implementation Date, the transactions which form part of the Share Scheme will be implemented in the following sequence:

  (i)
  each Scheme Shareholder will receive the Share Scheme Consideration for each Scheme Share held by that Scheme Shareholder at the Record Date, which is to be issued in the manner set out in clause 4.7; and

  (ii)
  in exchange, all existing Scheme Shares at the Record Date will be transferred to URI or its nominee.

4.4  Option Scheme Consideration

  (a)
  URI covenants in favour of Anatolia, in consideration for the cancellation of the Scheme Options held by each Scheme Optionholder under the terms of the Option Scheme, to provide or procure provision of the Option Scheme Consideration to each Scheme Optionholder on the Implementation Date and otherwise in accordance with the Option Scheme.

  (b)
  Subject to clauses 4.10 and 4.11 and to the Option Scheme becoming Effective, at 10.00am on the Implementation Date, the transactions which form part of the Option Scheme will be implemented in the following sequence:

  (i)
  each Scheme Optionholder will receive the Option Scheme Consideration for each Scheme Option held by that Scheme Optionholder at the Record Date, which is to be issued in the manner set out in clause 4.8; and

  (ii)
  in exchange, all existing Scheme Options at the Record Date will be cancelled.

  (c)
  URI covenants that, upon the exercise of any Unquoted URI Option or CDI Option granted as Option Scheme Consideration, it will, unless instructed otherwise by the holder of the Unquoted URI Option or CDI Option, issue the holder a CDI Share (representing New URI Shares) to be held on (at the election of the holder):

  (i)
  the CHESS subregister; or

  (ii)
  the issuer-sponsored subregister.

4.5  Performance Share Scheme Consideration

  (a)
  URI covenants in favour of Anatolia, in consideration for the transfer to URI of the Scheme Performance Shares held by each Scheme Performance Shareholder under the terms of the Performance Share Scheme, to provide or procure provision of the Performance Share Scheme Consideration to each Scheme Performance Shareholder on the Implementation Date and otherwise in accordance with the Performance Share Scheme.

  (b)
  Subject to clauses 4.10 and 4.11 and to the Performance Share Scheme becoming Effective, at 10.00am on the Implementation Date, the transactions which form part of the Performance Share Scheme will be implemented in the following sequence:

  (i)
  each Scheme Performance Shareholder will receive the Performance Share Scheme Consideration for each Scheme Performance Share held by that Scheme Performance Shareholder at the Record Date, which is to be issued in the manner set out in clause 4.9; and

  (ii)
  in exchange, all existing Scheme Performance Shares at the Record Date will be transferred to URI or its nominee.

4.6  Provision of registers

  In order to facilitate the provision of the Share Scheme Consideration, the Option Scheme Consideration and the Performance Share Scheme Consideration, Anatolia must provide, or procure the provision of, to URI or a nominee of URI a complete copy of the Anatolia registers of members, optionholders and performance shareholders as at the Record Date (which must include the name, registered address and registered holding of each Scheme Shareholder, Scheme Optionholder and Scheme Performance Shareholder as at the Record Date), within one Business Day after the Record Date. The details and information to be provided under this clause 4.6 must be provided in such form as URI, its nominee or URI's share registry may reasonably require.

4.7  Allotment and issue of New URI Shares

  Subject to clauses 4.10 and 4.11 and to the Share Scheme becoming Effective:

  (a)
  in the case of Scheme Shareholders who elect to receive New URI Shares, URI must:

  (i)
  allot and issue the New URI Shares to Scheme Shareholders in accordance with the Share Scheme on terms such that each New URI Share will rank equally in all respects with each existing URI Share;

  (ii)
  enter in URI's register of members the name and address of each such Scheme Shareholder and the number of New URI Shares issued to them as Share Scheme Consideration in accordance with the Share Scheme (or, at URI's election, make appropriate alternative arrangements through the facilities of the Depository Trust Company for the New URI Shares to be credited in the name and to the account of each such Scheme Shareholder), and procure the dispatch to each such Scheme Shareholder by pre-paid post to their address an uncertificated holding statement in the name of the Scheme Shareholder representing the total number of New URI Shares issued to that Scheme Shareholder under the Share Scheme;

  (iii)
  do everything reasonably necessary to ensure that the New URI Shares are approved for official quotation on NASDAQ and that trading in the New URI Shares commences by the first Business Day after the Implementation Date; and

  (iv)
  ensure that on issue, each New URI Share will be fully paid and free from any mortgage, charge, lien, encumbrance or other security interest; and

  (b)
  in the case of Scheme Shareholders who elect or are deemed to elect to receive CDI Shares (representing New URI Shares), URI must:

  (i)
  allot and issue the New URI Shares to CDN, to be held on trust for the Scheme Shareholder, in accordance with the Share Scheme on terms such that each New URI Share will rank equally in all respects with each existing URI Share;

  (ii)
  enter in the URI Register the name and address of CDN and the number of New URI Shares issued to it in accordance with the Share Scheme (or, at URI's election, make appropriate alternative arrangements through the facilities of the Depository Trust Company for the New URI Shares to be credited in the name and to the account of CDN), and procure the dispatch to CDN by pre-paid post to its address an uncertificated holding statement in the name of CDN representing the total number of New URI Shares issued to CDN under the Share Scheme;

  (iii)
  in the case of Scheme Shareholders who elect to hold their CDI Shares on the CHESS subregister, procure the issue of an allotment advice that sets out the number of CDI Shares allotted (it being acknowledged that, at the end of the month of allotment, ASX Settlement (acting on behalf of URI) will provide a CDI Share holding statement which confirms the number of CDI Shares held on the CHESS subregister);

  (iv)
  in the case of Scheme Shareholders who elect to hold their CDI Shares on the issuer-sponsored subregister, procure the issue of a CDI Share holding statement to those Scheme Shareholders;

  (v)
  do everything reasonably necessary to ensure that:

  (A)
  the New URI Shares are approved for official quotation on NASDAQ; and

  (B)
  the New URI Shares are approved for official quotation on ASX in the form of CDI Shares,

      and that trading in the New URI Shares and CDI Shares commences by the first Business Day after the Implementation Date; and

    (vi)
    ensure that on issue, each New URI Share in respect of such CDI Shares will be fully paid and free from any mortgage, charge, lien, encumbrance or other security interest.

4.8  Allotment and issue of New URI Options

  Subject to clauses 4.10 and 4.11 and to the Option Scheme becoming Effective:

  (a)
  in the case of Scheme Options that are Unquoted Anatolia Options, URI must:

  (i)
  allot and issue the Unquoted URI Options to Scheme Optionholders in accordance with the Option Scheme on terms such that each Unquoted URI Option will rank equally in all respects with each existing URI Option;

  (ii)
  enter in URI's register of optionholders the name and address of each such Scheme Optionholder and the number of Unquoted URI Options issued to them as Option Scheme Consideration in accordance with the Option Scheme (or, at URI's election, make appropriate alternative arrangements through the facilities of the Depository Trust Company for the Unquoted URI Options to be credited in the name and to the account of each such Scheme Optionholder), and procure the dispatch to each such Scheme Optionholder by pre-paid post to their address an uncertificated holding statement in the name of the Scheme Optionholder representing the total number of Unquoted URI Options issued to that Scheme Optionholder under the Scheme; and

    (iii)
    ensure that on issue, each Unquoted URI Option will be free from any mortgage, charge, lien, encumbrance or other security interest; and

  (b)
  in the case of Scheme Options that are Quoted Anatolia Options, URI must:

  (i)
  allot and issue the Quoted URI Options to CDN, to be held on trust for the Scheme Optionholder, in accordance with the Option Scheme on terms such that each Quoted URI Option will rank equally in all respects with each existing URI Option;

  (ii)
  enter in URI's register of optionholders the name and address of CDN and the number of Quoted URI Options issued to it in accordance with the Option Scheme (or, at URI's election, make appropriate alternative arrangements through the facilities of the Depository Trust Company for the Quoted URI Options to be credited in the name and to the account of each such Scheme Optionholder), and procure the dispatch to CDN by pre-paid post to its address an uncertificated holding statement in the name of CDN representing the total number of Quoted URI Options issued to CDN under the Option Scheme;

  (iii)
  in the case of Scheme Optionholders who elect to hold their CDI Options on the CHESS subregister, procure the issue of an allotment advice that sets out the number of CDI Options allotted (it being acknowledged that, at the end of the month of allotment, ASX Settlement (acting on behalf of URI) will provide a CDI Option holding statement which confirms the number of CDI Options held on the CHESS subregister);

  (iv)
  in the case of Scheme Optionholders who elect to hold their CDI Options on the issuer-sponsored subregister, procure the issue of a CDI Option holding statement to those Scheme Optionholders;

  (v)
  do everything reasonably necessary to ensure that the Quoted URI Options are approved for official quotation on ASX in the form of CDI Options and that trading in the CDI Options commences by the first Business Day after the Implementation Date; and

  (vi)
  ensure that on issue, each Quoted URI Option will be free from any mortgage, charge, lien, encumbrance or other security interest.

4.9  Allotment and issue of New URI Performance Shares

  Subject to clauses 4.10 and 4.11 and to the Performance Share Scheme becoming Effective, URI must:

  (a)
  allot and issue the New URI Performance Shares to Scheme Shareholders in accordance with the Performance Share Scheme on terms such that each New URI Performance Share will rank equally in all respects with each existing URI Performance Share (subject to their respective terms);

  (b)
  enter in URI's register of performance shareholders the name and address of each such Scheme Performance Shareholder and the number of New URI Performance Shares issued to them as Performance Share Scheme Consideration in accordance with the Performance Share Scheme (or, at URI's election, make appropriate alternative arrangements through the facilities of the Depository Trust Company for the New URI Performance Shares to be credited in the name and to the account of each such Scheme Performance Shareholder), and procure the dispatch to each such Scheme Performance Shareholder by pre-paid post to their address an uncertificated holding statement in the name of the Scheme Performance Shareholder representing the total number of New URI Performance Shares issued to that Scheme Performance Shareholder under the Performance Share Scheme; and

  (c)
  ensure that on issue, each New URI Performance Share will be fully paid and free from any mortgage, charge, lien, encumbrance or other security interest.

4.10    Ineligible Overseas Securityholders

  Unless URI is satisfied that the Laws of an Ineligible Overseas Securityholder's country of residence (as shown in the register of Anatolia Shareholders, Anatolia Optionholders or Anatolia Performance Shareholders (as applicable)) permit the issue of New URI Shares (or, at the election of the Ineligible Overseas Securityholder, CDI Shares), New URI Options (and, in the case of Quoted Anatolia Options, CDI Options) or New URI Performance Shares (as applicable) to the Ineligible Overseas Securityholder either unconditionally or after compliance with terms which URI reasonably regards as acceptable and practical:

  (a)
  URI will be under no obligation under a Scheme to issue, and will not issue, any New URI Shares, CDI Shares, New URI Options, CDI Options or New URI Performance Shares (as applicable) to Ineligible Overseas Securityholders, and instead will issue the New URI Shares, CDI Shares, New URI Options, CDI Options or New URI Performance Shares (as applicable) that would otherwise have been issued to the Ineligible Overseas Securityholders to a nominee appointed by URI;

  (b)
  URI will procure that as soon as reasonably practicable and in any event no more than 15 Business Days after the Implementation Date, the nominee sell those New URI Shares, CDI Shares, New URI Options, CDI Options or New URI Performance Shares (as applicable) issued to the nominee in such manner, at such price and on such other terms as the nominee determines in good faith (or, in respect of the Unquoted URI Options or New URI Performance Shares, where there is no liquid market for such securities, in such manner, at such price and on such other terms as the URI Board reasonably determines in good faith);

  (c)
  promptly after the last sale of those New URI Shares, CDI Shares, New URI Options, CDI Options or New URI Performance Shares (as applicable), URI will procure that the nominee pays to URI the net proceeds from that sale (after deducting any applicable brokerage, stamp duty and other selling costs and taxes); and

  (d)
  URI will then remit the portion of the proceeds it receives from the nominee to each Ineligible Overseas Securityholders in accordance with their entitlement.

4.11    Fractional entitlements and Securities Splitting

  (a)
  Any fractional entitlement of a Scheme Shareholder, Scheme Optionholder or Scheme Performance Shareholder to a part of a New URI Share (or, at the election of the Scheme Shareholder, a CDI Share), New URI Option (and, in the case of Quoted Anatolia Options, a CDI Option) or New URI Performance Share will be rounded up or down to the nearest whole number of New URI Shares, CDI Shares, Unquoted URI Options, CDI Options or New URI Performance Shares (as applicable) (rounded up if the fractional entitlement is equal to or greater than one half, and rounded down if the fractional entitlement is less than one half).

  (b)
  Each Scheme will contain standard provisions under which URI will have the discretion to deem the holdings of two or more Scheme Shareholders, Scheme Optionholders or Scheme Performance Shareholders (as applicable) to be held by one Scheme Shareholder, Scheme Optionholder or Scheme Performance Shareholder (as applicable) to prevent any Securities Splitting designed to obtain unfair advantage by reference to such rounding.

5.  Schemes—parties' respective implementation obligations

5.1  Anatolia's obligations

  Anatolia must take all steps reasonably necessary to implement the Schemes as soon as reasonably practicable after the date of this agreement and substantially in accordance with the Timetable, including without limitation taking each of the following steps:

  (a)
  (Explanatory Booklet) prepare the Explanatory Booklet in accordance with clause 5.3, taking into consideration in good faith any comments provided by URI;

  (b)
  (Independent Expert) promptly appoint the Independent Expert and provide all assistance and information reasonably requested by the Independent Expert in connection with the preparation of the Independent Expert's Report for inclusion in the Explanatory Booklet;

  (c)
  (approval of draft for ASIC) as soon as reasonably practicable after the preparation of an advanced draft of the Explanatory Booklet suitable for review by ASIC, procure that a meeting of the Anatolia Board, or of a committee of the Anatolia Board appointed for the purpose, is held to consider approving that draft as being in a form appropriate for provision to ASIC for its review and approval for the purposes of section 411(2) of the Corporations Act;

  (d)
  (liaison with ASIC) as soon as reasonably practicable after the date of this agreement:

  (i)
  provide an advanced draft of the Explanatory Booklet, in a form approved in accordance with clauses 5.1(c) and 5.2(h), to ASIC for its review and approval for the purposes of section 411(2) of the Corporations Act; and

  (ii)
  liaise with ASIC during the period of its consideration of that draft of the Explanatory Booklet and keep URI reasonably informed of any matters raised by ASIC in relation to the Explanatory Booklet and use reasonable endeavours, in consultation with URI, to resolve any such matters;

  (e)
  (approval of Explanatory Booklet) as soon as reasonably practicable after the conclusion of the review by ASIC of the Explanatory Booklet, procure that a meeting of the Anatolia Board, or of a committee of the Anatolia Board appointed for the purpose, is held to consider approving the Explanatory Booklet for despatch to the Anatolia Shareholders, Anatolia Optionholders and Anatolia Performance Shareholders, subject to orders of the Court under section 411(1) of the Corporations Act;

  (f)
  (section 411(17)(b) statements) apply to ASIC for the production of statements in writing pursuant to section 411(17)(b) of the Corporations Act stating that ASIC has no objection to the Schemes;

  (g)
  (approval of cancellation of Anatolia Options) as soon as reasonably practicable after the date of this agreement, use its reasonable endeavours to procure that ASX grants a waiver from Listing Rule 6.23, or seek the necessary approvals from Anatolia Shareholders under Listing Rule 6.23, in relation to the Option Scheme;

  (h)
  (first Court hearing) lodge all documents with the Court and take all other reasonable steps to ensure that promptly after, and provided that, the approvals in clauses 5.1(e) and 5.2(i) have been received, an application is heard by the Court for an order under section 411(1) of the Corporations Act directing Anatolia to convene the Scheme Meetings;

  (i)
  (registration of explanatory statement) request ASIC to register the explanatory statement included in the Explanatory Booklet in relation to the Schemes in accordance with section 412(6) of the Corporations Act;

  (j)
  (convening Scheme Meetings) take all reasonable steps necessary to comply with the orders of the Court including, as required, despatching the Explanatory Booklet to the Anatolia Shareholders, Anatolia Optionholders and Anatolia Performance Shareholders and convening and holding the Scheme Meetings;

  (k)
  (updating Explanatory Booklet) until the date of the Scheme Meetings, promptly update the Explanatory Booklet with any information that arises after the Explanatory Booklet has been dispatched that is necessary to ensure that the Explanatory Booklet does not contain any material statement that is false or misleading in a material respect (including because of any material omission from that statement);

  (l)
  (Court approval application if parties agree that conditions are capable of being satisfied) if the resolutions submitted to the Scheme Meetings are passed by the majorities required under section 411(4)(a)(ii) of the Corporations Act (or, where clause 3.6 applies, the majority required under section 411(4)(a)(ii)(B) of the Corporations Act) and, if necessary, the parties agree on the Business Day immediately following the Scheme Meetings that it can be reasonably expected that all of the Conditions will be satisfied or waived prior to the proposed Second Court Date, apply (and, to the extent necessary, re-apply) to the Court for orders approving the Schemes;

  (m)
  (appeal process) if the Court refuses to make any orders directing Anatolia to convene the Scheme Meetings or approving the Schemes, Anatolia and URI must:

  (i)
  consult with each other in good faith as to whether to appeal the Court's decision; and

  (ii)
  appeal the Court decision unless the parties agree otherwise or an independent senior counsel opines that, in his or her view, an appeal would have no reasonable prospect of success;

  (n)
  (implementation of Schemes) if the Schemes are approved by the Court:

  (i)
  subject to the ASX Listing Rules, promptly lodge with ASIC an office copy of the orders approving the Schemes in accordance with section 411(10) of the Corporations Act;

  (ii)
  determine entitlements to the Share Scheme Consideration, Option Scheme Consideration and Performance Share Scheme Consideration as at the Record Date in accordance with the Schemes;

  (iii)
  execute proper instruments of transfer of and effect and register the transfer of the Scheme Shares and Scheme Performance Shares to URI on the Implementation Date;

  (iv)
  take all necessary actions to effect and record the cancellation of the Scheme Options on the Implementation Date; and

  (v)
  do all other things contemplated by or necessary to give effect to the Schemes and the orders of the Court approving the Schemes;

  (o)
  (Regulatory notifications) in relation to the Regulatory Approvals, lodge with any Regulatory Authority within the relevant time periods all documentation and filings required by Law to be so lodged by Anatolia in relation to the Proposed Transaction;

  (p)
  (URI Information) without the prior written consent of URI, not use the URI Information for any purposes other than those expressly contemplated by this agreement or the Schemes;

  (q)
  (Documents) consult with URI in relation to the content of the documents required for the purpose of the Schemes (including originating process, affidavits, submissions and draft minutes of Court orders);

  (r)
  (Securityholder support) promote to its shareholders and optionholders the merits of the Schemes, including soliciting both proxy votes in favour of the Schemes and using its reasonable endeavours to procure without the payment of consideration that statements of support are made by Azarga Uranium Corporation, Sprott Inc., RMB Resources and Aterra Investments Limited to vote in favour of the Schemes (qualified only by the words to the effect of 'in the absence of a Superior Proposal' or if the Independent Expert determines in the Independent Expert's Report that, in its opinion, the Schemes are not in the best interests of Anatolia Shareholders, Anatolia Optionholders and Anatolia Performance Shareholders);

  (s)
  (Compliance with Laws) do everything reasonably within its power to ensure that all transactions contemplated by this agreement are effected in accordance with all applicable Laws and regulations;

  (t)
  (CDI Disclosure Document) provide any assistance or information reasonably requested by URI in connection with the preparation of the CDI Disclosure Document, including preparing and providing to URI in reasonable time the Anatolia CDI Information, updated by all such further or new information which may arise after the CDI Disclosure Document has been issued until the date of the Scheme Meetings which is necessary to ensure that it is not misleading or deceptive in any material respect (whether by omission or otherwise);

  (u)
  (General meetings) as soon as reasonably practicable after the date of this agreement, convene and hold meetings of Anatolia Shareholders and Anatolia Performance Shareholders meeting to pass the resolutions contemplated in clause 3.1(i) (Anatolia General Meetings); and

  (v)
  (Anatolia Notices of General Meeting) as soon as reasonably practicable after the date of this agreement, prepare the notices of meeting for the Anatolia General Meetings (Anatolia Notices of General Meeting) in accordance with all applicable Laws and in consultation with URI as to the content of any drafts of the Anatolia Notices of Meeting, taking into consideration in good faith any comments provided by URI on those drafts. Anatolia must seek the approval from URI for the form and content in which information regarding URI appears in the Anatolia Notices of General Meeting, which approval URI must not unreasonably withhold or delay.

5.2  URI's obligations

  URI must take all steps reasonably necessary to assist Anatolia to implement the Schemes as soon as reasonably practicable and substantially in accordance with the Timetable including, without limitation, taking each of the following steps:

  (a)
  (URI Information) provide to Anatolia, in a form appropriate for inclusion in the Explanatory Booklet, all information regarding URI and URI's intentions with respect to the assets, business and employees of Anatolia if the Schemes are approved and implemented that is required by all applicable Law, the ASX Listing Rules and ASIC regulatory guides for inclusion in the Explanatory Booklet, which information must (without limiting the foregoing):

  (i)
  contain all information about URI that is necessary to enable Anatolia to ensure that the URI Information contained in the Explanatory Booklet complies with the requirements of RG 60;

  (ii)
  not be misleading or deceptive in any material respect (whether by omission or otherwise) including in the form and context in which it appears in the Explanatory Booklet; and

    (iii)
    be updated by all such further or new material information about the URI which may arise after the Explanatory Booklet has been despatched until the date of the Scheme Meetings which is necessary to ensure that the URI Information contained in the Explanatory Booklet is not misleading or deceptive in any material respect (whether by omission or otherwise);

  (b)
  (Regulatory notifications) in relation to the Regulatory Approvals required to be applied for by URI, lodge with any Regulatory Authority within the relevant time periods all documentation and filings required by Law to be so lodged by URI in relation to the Proposed Transaction;

  (c)
  (NASDAQ quotation) do everything reasonably necessary to ensure that the New URI Shares and the Quoted URI Options are approved for official quotation on NASDAQ and that trading in the New URI Shares and the quoted URI Options commences by the first Business Day after the Implementation Date;

  (d)
  (Listing of CDI Shares and CDI Options) do everything reasonably necessary to ensure that the New URI Shares, to the extent that Scheme Shareholders elect to receive CDI Shares, and the Quoted URI Options, to the extent that the Scheme Options are quoted on ASX, are approved for official quotation on ASX in the form of CDI Shares and CDI Options and that trading in the CDI Shares representing New URI Shares and CDI Options representing Quoted URI Options commences by the first Business Day after the Implementation Date;

  (e)
  (Independent Expert) promptly provide all assistance and information reasonably requested by the Independent Expert to enable it to prepare the Independent Expert's Report for inclusion in the Explanatory Booklet;

  (f)
  (liaison with ASIC) provide assistance reasonably requested by Anatolia to assist Anatolia to resolve any matter raised by ASIC regarding the Explanatory Booklet or the Schemes during its review of the Explanatory Booklet;

  (g)
  (review of Explanatory Booklet) as soon as reasonably practicable after delivery, review the drafts of the Explanatory Booklet prepared by Anatolia and provide comments on those drafts in good faith;

  (h)
  (approval of draft for ASIC) as soon as reasonably practicable after the preparation of an advanced draft of the Explanatory Booklet suitable for review by ASIC, procure that a meeting of the appropriate decision-making organ of URI is held to consider approving the URI Information contained in that draft as being in a form appropriate for provision to ASIC for review;

  (i)
  (approval of Explanatory Booklet) as soon as reasonably practicable after the conclusion of the review by ASIC of the Explanatory Booklet, procure that a meeting of the appropriate decision-making organ of URI is held to consider approving those sections of the Explanatory Booklet that relate to URI as being in a form appropriate for despatch to Anatolia Shareholders, Anatolia Optionholders and Anatolia Performance Shareholders, subject to approval of the Court;

  (j)
  (Representation) procure that, if requested by Anatolia, URI is represented by counsel at the Court hearings convened for the purposes of section 411(4)(b) of the Corporations Act;

  (k)
  (Deed Poll) prior to the First Court Date, execute the Deed Poll;

  (l)
  (Anatolia Information) without the prior written consent of Anatolia, not use Anatolia Information for any purposes other than those expressly contemplated by this agreement or the Schemes;

  (m)
  (Compliance with Laws) do everything reasonably within its power to ensure that all transactions contemplated by this agreement are effected in accordance with all applicable Laws and regulations;

  (n)
  (Preparation of CDI Disclosure Document) as soon as practicable after the date of this agreement, prepare the CDI Disclosure Document in accordance with all applicable laws, in consultation with Anatolia as to the content and presentation of the CDI Disclosure Document (including obtaining Anatolia's consent to the inclusion of the Anatolia CDI Information in the CDI Disclosure Document);

  (o)
  (Shareholder meeting) as soon as reasonably practicable after the date of this agreement, convene and hold a URI Shareholder meeting to pass the resolutions contemplated in clause 3.1(h) (URI Shareholder Meeting);

  (p)
  (URI Notice of Meeting) as soon as reasonably practicable after the date of this agreement, prepare the notice of meeting for the URI Shareholder Meeting (URI Notice of Meeting) in accordance with all applicable laws and in consultation with Anatolia as to the content of any drafts of the URI Notice of Meeting, taking into consideration in good faith any comments provided by Anatolia on those drafts. URI must seek the approval from Anatolia for the form and content in which the Anatolia Information appears in the URI Notice of Meeting, which approval Anatolia must not unreasonably withhold or delay; and

  (q)
  (Securityholder support) promote to URI Shareholders the merits of the Schemes, including soliciting proxy votes in favour of the resolutions contemplated in clause 3.1(h).

5.3  Explanatory Booklet—preparation principles

  (a)
  As soon as reasonably practicable after the date of this agreement and substantially in accordance with the Timetable, Anatolia must prepare the Explanatory Booklet and use its best endeavours to ensure that the Explanatory Booklet complies in all material respects with:

  (i)
  all applicable Laws, in particular with the requirements of the Corporations Act, RG 60 and the ASX Listing Rules; and

  (ii)
  this clause 5.3.

  (b)
  The Explanatory Booklet will include or be accompanied by:

  (i)
  the terms of the Schemes;

  (ii)
  the notice convening the Scheme Meetings, and any other notice of meeting in respect of any resolution that is necessary, expedient or incidental to give effect to the Schemes, together with a proxy form for the Scheme Meetings and for any ancillary meeting;

  (iii)
  the Anatolia Information;

  (iv)
  the URI Information;

  (v)
  a copy of this agreement (without the schedules or annexures) or a summary of the terms of this agreement;

  (vi)
  a copy of the executed Deed Poll; and

    (vii)
    a copy of the Independent's Expert Report.

  (c)
  Anatolia must make available to URI drafts of the Explanatory Booklet (excluding any draft of the Independent Expert's Report), consult with URI in relation to the content of those drafts (other than the URI Information), and consider in good faith, for the purpose of amending those drafts, comments from URI on those drafts. URI acknowledges and agrees that Anatolia has ultimate discretion with respect to the preparation, form and content of the Explanatory Booklet, other than as expressly provided in this agreement with respect to the URI Information.

  (d)
  Anatolia must seek approval from URI for the form and context in which the URI Information appears in the Explanatory Booklet, which approval URI must not unreasonably withhold or delay, and Anatolia must not lodge the Explanatory Booklet with ASIC until such approval is obtained from URI.

  (e)
  Anatolia must take all reasonable steps to ensure that the Explanatory Booklet (other than the URI Information) is not misleading or deceptive in any material respect (whether by omission or otherwise) as at the date it is despatched to Anatolia Shareholders, Anatolia Optionholders and Anatolia Performance Shareholders.

  (f)
  URI must take all reasonable steps to ensure that the URI Information is not misleading or deceptive in any material respect (whether by omission or otherwise) as at the date on which the Explanatory Booklet is despatched to Anatolia Shareholders, Anatolia Optionholders and Anatolia Performance Shareholders.

  (g)
  Anatolia must provide to URI all such further or new information of which Anatolia becomes aware that arises after the Explanatory Booklet has been despatched until the date of the Scheme Meetings where this is or may be necessary to ensure that the Explanatory Booklet continues to comply with the Corporations Act, RG 60 and the ASX Listing Rules.

  (h)
  URI must provide to Anatolia all such further or new information of which URI becomes aware that arises after the Explanatory Booklet has been despatched until the date of the Scheme Meetings where this is or may be necessary to ensure that the URI Information continues to comply with the Corporations Act, RG 60 and the ASX Listing Rules.

  (i)
  Anatolia and URI each agree that the efficient preparation of the Explanatory Booklet and the implementation of the Schemes are in the interests of Anatolia Shareholders, Anatolia Optionholders and Anatolia Performance Shareholders and URI and that they will use all reasonable endeavours and utilise all necessary resources (including management resources and the resources of external advisers) to comply with their respective obligations under this clause 5.3 and to implement the Schemes as soon as reasonably practicable and substantially in accordance with the Timetable.

  (j)
  URI and Anatolia are entitled to separate representation at all Court proceedings affecting the Proposed Transaction. Nothing in this document provides one party with any right or power to give undertakings to the Court on behalf of the other party without that party's written consent.

5.4  Anatolia Board recommendation

  (a)
  Subject to clause 5.4(b), Anatolia agrees that the Explanatory Booklet and all public announcements by Anatolia in relation to the Proposed Transaction must include statements that:

  (i)
  the Anatolia Board unanimously recommends that Anatolia Shareholders, Anatolia Optionholders and Anatolia Performance Shareholders vote in favour of the Share Scheme, the Option Scheme and the Performance Share Scheme, respectively; and

  (ii)
  each director of Anatolia states that he or she intends to vote all Anatolia Shares, Anatolia Options and Anatolia Performance Shares held or controlled by him or her in favour of the relevant Scheme, qualified only by the words to the effect of 'in the absence of a Superior Proposal' and, other than in respect of the Explanatory Booklet or any document issued after the issue of the Explanatory Booklet, 'subject to the Independent Expert opining at all times prior to the Second Court Date that the Schemes are in the best interest of Anatolia Shareholders, Anatolia Optionholders and Anatolia Performance Shareholders'.

  (b)
  Anatolia agrees that the Anatolia directors (together or individually) or Anatolia may only make a public statement or take any action that qualifies their support of a Scheme or contradicts, or subsequently change, withdraw or modify the recommendation referred to in clause 5.4(a) in either of the following circumstances:

  (i)
  the Independent Expert opines either prior to the despatch of the Explanatory Booklet or prior to the Scheme Meetings to the effect that a Scheme is not in the best interest of Anatolia Shareholders, Anatolia Optionholders or Anatolia Performance Shareholders (as applicable); or

  (ii)
  the directors of Anatolia determine, after URI's rights under clause 13.5 have been exhausted, that an Acquisition Proposal constitutes a Superior Proposal.

  (c)
  Subject to clause 5.4(b), Anatolia represents and warrants to URI that it has been advised by each director of Anatolia in office at the date of this agreement that he or she will act in accordance with this clause 5.4.

5.5  URI Board recommendation

  (a)
  Subject to clause 5.5(b), URI agrees that the URI Notice of Meeting and all public announcements by URI in relation to the Proposed Transaction must include statements that:

  (i)
  the URI Board unanimously recommends that URI Shareholders vote in favour of the URI Resolutions necessary for URI to effect the Proposed Transaction; and

  (ii)
  each director of URI states that he or she intends to vote all URI Shares held or controlled by him or her in favour of the URI Resolutions.

  (b)
  URI agrees that the URI directors (together or individually) or URI may only make a public statement or take any action that qualifies their support of the Proposed Transaction or contradicts, or subsequently change, withdraw or modify the recommendation referred to in clause 5.5(a) where the Independent Expert opines either prior to the despatch of the Explanatory Booklet or prior to the Scheme Meetings to the effect that the Schemes are not in the best interest of Anatolia Shareholders or Anatolia Optionholders.

  (c)
  Subject to clause 5.5(b), URI represents and warrants to Anatolia that it has been advised by each director of URI in office at the date of this agreement that he or she will act in accordance with this clause 5.5.

6.  Conduct of business before the Implementation Date

6.1  Conduct of Anatolia business

  (a)
  Subject to clause 6.2(a), from the date of this agreement up to and including the Implementation Date, Anatolia must conduct and must cause each of its Subsidiaries to conduct their businesses in the ordinary and usual course of business and:

  (i)
  operate those businesses consistent with past practice, in substantially the same manner as previously conducted;

  (ii)
  use reasonable endeavours to preserve their relationships with customers, suppliers, landlords, licensors, licensees and others having material business dealings with them, and to retain the services of all key employees;

  (iii)
  use reasonable endeavours to ensure that all assets are maintained in the normal course consistent with past practice;

  (iv)
  use reasonable endeavours to comply in all material respects with all material contracts to which a member of the Anatolia Group is a party, and with Laws, authorisations and licences applicable to each member of the Anatolia Group; and

  (v)
  not take or fail to take any action that constitutes an Anatolia Prescribed Occurrence or that could reasonably be expected to result in an Anatolia Prescribed Occurrence.

  (b)
  Without limiting clause 6.1(a) but subject to clause 6.2(a), Anatolia must not, and must procure that its Subsidiaries do not, from the date of this agreement up to and including the Implementation Date, do any of the following (or agree or offer to do any of the following):

  (i)
  incur any additional financial indebtedness (except for draw-downs on existing banking facilities or utilisation of existing securitisation programs) or guarantee or indemnify the obligations of any Person other than a member of the Anatolia Group, other than in the usual and ordinary course of business and consistent with past practice;

  (ii)
  except as required by Law or as provided in an existing contract in place as at the date of this agreement, make any material change to the terms of employment of (including increasing the remuneration or compensation of), or grant or pay any bonus, retention, severance or termination payment to, any director, executive or other employee of any member of the Anatolia Group who reports directly to the managing director, chief financial officer or group chief operating officer of Anatolia;

  (iii)
  except as pursuant to contractual arrangements in effect on the date of this agreement, enter into any enterprise bargaining agreement or similar collective employment agreement;

  (iv)
  in respect of any single transaction or series of related or similar transactions, acquire or dispose of any interest in a business, real property, entity or undertaking, the value of which exceeds $125,000, individually or when aggregated with all such businesses, real property, entities or undertakings the subject of the transaction or series of related or similar transactions;

  (v)
  incur or enter into commitments involving capital expenditure of more than $125,000 whether in one transaction or a series of related transactions;

    (vi)
    enter into, vary or terminate any contract, joint venture, partnership or commitment for a duration of over two years involving total expenditure greater than $125,000 per annum, individually or when aggregated with all such contracts, joint ventures, partnerships or commitments;

    (vii)
    enter into, vary or terminate any contract, joint venture, partnership or commitment (or any series of related contracts, joint ventures, partnerships or commitments):

    (A)
    involving total expenditure greater than $125,000, individually or when aggregated with all such related contracts, joint ventures, partnerships or commitments;

    (B)
    waiving any third party default which has a financial impact upon the Anatolia Group, or accepting as a compromise anything less than the full compensation due to the Anatolia Group, in each case where the applicable expenditure or impact is or will be in excess of $125,000 in any financial year;

    (C)
    restraining any material member of the Anatolia Group from competing with any Person or conducting activities in any market; or

    (D)
    with any Related Entity of any member of the Anatolia Group (other than a member of the Anatolia Group);

    (viii)
    enter into any new financing arrangement, agreement or otherwise provide financial accommodation other than with members of the Anatolia Group (irrespective of what form that accommodation takes), or amend the terms of any existing financing arrangement, agreement or instrument;

    (ix)
    enter into any agreement, arrangement or transaction with respect to derivative instruments (including, but not limited to, swaps, futures contracts, forward commitments, commodity derivatives or options) or similar instruments, except foreign currency hedges or interest rate hedges (including basis swaps on interest rates, such that the net period for the floating interest on the swaps is the same period as the net floating interest period on the relevant loan) made in the ordinary course of business consistent with past practice and in accordance with existing policy as at the date of this agreement;

    (x)
    pay any fee to any adviser where such fee is contingent on the Proposed Transaction (other than as fairly disclosed in writing to the other party before the date of this agreement);

    (xi)
    issue, or agree to issue, or grant an option to subscribe for, debentures (as defined in section 9 of the Corporations Act) other than under an existing financing arrangement which has been fairly disclosed in the Anatolia Disclosure Letter;

    (xii)
    alter in any material respect any accounting policy of any member of the Anatolia Group other than any change required by the Accounting Standards; or

    (xiii)
    amend in a material respect or terminate any existing shareholders agreement, joint venture agreement or other similar investor agreements or arrangements, or enter into any shareholders agreement, joint venture agreement or other similar investor agreement or arrangement.

6.2  Permitted Anatolia activities

  (a)
  The obligations of Anatolia under clause 6.1 do not apply in respect of any matter:

  (i)
  undertaken by a member of the Anatolia Group in conducting its businesses in the usual and ordinary course and consistent with past practice;

  (ii)
  required to be done or procured by Anatolia pursuant to, or which is otherwise contemplated by, this agreement or the Schemes;

  (iii)
  subject to clause 6.2(b), fairly disclosed in the Anatolia Disclosure Letter as being actions that the Anatolia Group may carry out between the date of this agreement and the Implementation Date; or

  (iv)
  the undertaking of which URI has approved in writing (which approval must not be unreasonably withheld or delayed).

  (b)
  Anatolia must, in respect of any matter referred to in clause 6.2(a)(iii) above that it proposes to undertake:

  (i)
  if the Anatolia Disclosure Letter permits the carrying out of the action only in accordance with certain conditions, ensure those conditions are met;

  (ii)
  not undertake that matter (or commit to undertake that matter) without first consulting with URI; and

  (iii)
  promptly provide URI with any information regarding the matter reasonably requested by URI.

    For the avoidance of doubt, clause 6.2(b) does not operate to provide URI with a veto right in respect of any matter referred to in clause 6.2(a)(iii).

6.3  Access

  (a)
  Prior to the Effective Date, Anatolia must:

  (i)
  procure that at least two members of its executive management team meet (either in Person or by teleconference) with representatives of URI on a fortnightly basis to assist with, among other things, keeping URI fully informed of the matters contemplated by clause 6.3(a)(ii) below;

  (ii)
  keep URI fully informed of all material developments relating to the Anatolia Group and provide to URI monthly management, financial and operational reports provided to the Anatolia Board; and

  (iii)
  share such information as is reasonably required to implement the Proposed Transaction.

  (b)
  On and from the Effective Date:

  (i)
  Anatolia must (and must cause each of its Subsidiaries to) afford to URI reasonable access to its records and reasonable co-operation for the purpose of:

  (A)
  implementation of the Schemes;

  (B)
  URI obtaining an understanding of the operations of Anatolia's business in order to allow and facilitate the smooth implementation of the plans of URI for those businesses following implementation of the Schemes; and

  (C)
  any other purpose which is agreed between the parties; and

    (ii)
    Anatolia must (and must cause each of its Subsidiaries to) promptly provide URI with any information reasonably requested by URI (including, without limitation, information from Anatolia's share registry), subject to the proper performance by Anatolia's directors and officers, and the directors and officers of its Subsidiaries, of their fiduciary duties.

  (c)
  Nothing in this clause 6.3 obliges Anatolia to provide to URI or its Representatives any information:

  (i)
  concerning its directors' consideration of the Schemes or any Acquisition Proposal; or

  (ii)
  which would breach an obligation of confidentiality to any Person or any applicable privacy Laws.

6.4  Conduct of URI business

  (a)
  Subject to clause 6.5(a) from the date of this agreement up to and including the Implementation Date, URI must conduct and must cause each of its Subsidiaries to conduct their businesses in the ordinary and usual course of business and:

  (i)
  operate those businesses consistent with past practice, in substantially the same manner as previously conducted;

  (ii)
  use reasonable endeavours to preserve their relationships with customers, suppliers, landlords, licensors, licensees and others having material business dealings with them, and to retain the services of all key employees;

  (iii)
  use reasonable endeavours to ensure that all assets are maintained in the normal course consistent with past practice;

  (iv)
  use reasonable endeavours to comply in all material respects with all material contracts to which a member of the URI Group is a party, and with Laws, authorisations and licences applicable to each member of the URI Group; and

  (v)
  not take or fail to take any action that constitutes a URI Prescribed Occurrence or that could reasonably be expected to result in a URI Prescribed Occurrence.

  (b)
  Without limiting clause 6.4(a) but subject to clause 6.5(a), URI must not, and must procure that its Subsidiaries do not, from the date of this agreement up to and including the Implementation Date, do any of the following (or agree or offer to do any of the following):

  (i)
  incur any additional financial indebtedness (except for draw-downs on existing banking facilities or utilisation of existing securitisation programs) or guarantee or indemnify the obligations of any Person other than a member of the URI Group, other than in the usual and ordinary course of business and consistent with past practice;

  (ii)
  except as required by Law or as provided in an existing contract in place as at the date of this agreement, make any material change to the terms of employment of (including increasing the remuneration or compensation of), or grant or pay any bonus, retention, severance or termination payment to, any director, executive or other employee of any member of the URI Group who reports directly to the managing director, chief financial officer or group chief operating officer of URI;

  (iii)
  except as pursuant to contractual arrangements in effect on the date of this agreement, enter into any enterprise bargaining agreement or similar collective employment agreement;

    (iv)
    in respect of any single transaction or series of related or similar transactions, acquire or dispose of any interest in a business, real property, entity or undertaking, the value of which exceeds $125,000, individually or when aggregated with all such businesses, real property, entities or undertakings the subject of the transaction or series of related or similar transactions;

    (v)
    incur or enter into commitments involving capital expenditure of more than $125,000 whether in one transaction or a series of related transactions;

    (vi)
    enter into, vary or terminate any contract, joint venture, partnership or commitment for a duration of over two years involving total expenditure greater than $125,000 per annum, individually or when aggregated with all such contracts, joint ventures, partnerships or commitments;

    (vii)
    enter into, vary or terminate any contract, joint venture, partnership or commitment (or any series of related contracts, joint ventures, partnerships or commitments):

    (A)
    involving total expenditure greater than $125,000, individually or when aggregated with all such related contracts, joint ventures, partnerships or commitments;

    (B)
    waiving any third party default which has a financial impact upon the URI Group, or accepting as a compromise anything less than the full compensation due to the URI Group, in each case where the applicable expenditure or impact is or will be in excess of $125,000 in any financial year;

    (C)
    restraining any material member of the URI Group from competing with any Person or conducting activities in any market; or

    (D)
    with any Related Entity of any member of the URI Group (other than a member of the URI Group);

    (viii)
    enter into any new financing arrangement, agreement or otherwise provide financial accommodation other than with members of the URI Group (irrespective of what form that accommodation takes), or amend the terms of any existing financing arrangement, agreement or instrument;

    (ix)
    enter into any agreement, arrangement or transaction with respect to derivative instruments (including, but not limited to, swaps, futures contracts, forward commitments, commodity derivatives or options) or similar instruments, except foreign currency hedges or interest rate hedges (including basis swaps on interest rates, such that the net period for the floating interest on the swaps is the same period as the net floating interest period on the relevant loan) made in the ordinary course of business consistent with past practice and in accordance with existing policy as at the date of this agreement;

    (x)
    pay any fee to any adviser where such fee is contingent on the Proposed Transaction (other than as fairly disclosed in writing to the other party before the date of this agreement);

    (xi)
    issue, or agree to issue, or grant an option to subscribe for, debentures (as defined in section 9 of the Corporations Act) other than under an existing financing arrangement which has been fairly disclosed in the URI Disclosure Letter;

    (xii)
    alter in any material respect any accounting policy of any member of the URI Group other than any change required by the Accounting Standards; or

    (xiii)
    amend in a material respect or terminate any existing shareholders agreement, joint venture agreement or other similar investor agreements or arrangements, or enter into any shareholders agreement, joint venture agreement or other similar investor agreement or arrangement.

6.5  Permitted URI activities

  (a)
  The obligations of URI under clause 6.4 do not apply in respect of any matter:

  (i)
  undertaken by a member of the URI Group in conducting its businesses in the usual and ordinary course and consistent with past practice;

  (ii)
  required to be done or procured by URI pursuant to, or which is otherwise contemplated by, this agreement or the Schemes;

  (iii)
  subject to clause 6.5(b), fairly disclosed in the URI Disclosure Letter as being actions that the URI Group may carry out between the date of this agreement and the Implementation Date; or

  (iv)
  the undertaking of which Anatolia has approved in writing (which approval must not be unreasonably withheld or delayed).

  (b)
  URI must, in respect of any matter referred to in clause 6.5(a)(iii) above that it proposes to undertake:

  (i)
  if the URI Disclosure Letter permits the carrying out of the action only in accordance with certain conditions, ensure those conditions are met;

  (ii)
  not undertake that matter (or commit to undertake that matter) without first consulting with Anatolia; and

  (iii)
  promptly provide Anatolia with any information regarding the matter reasonably requested by Anatolia.

    For the avoidance of doubt, clause 6.5(b) does not operate to provide Anatolia with a veto right in respect of any matter referred to in clause 6.5(a)(iii).

6.6  Access

  (a)
  Prior to the Effective Date, URI must:

  (i)
  procure that at least two members of its executive management team meet (either in Person or by teleconference) with representatives of Anatolia on a fortnightly basis to assist with, among other things, keeping Anatolia fully informed of the matters contemplated by clause 6.6(a)(iii) below;

  (ii)
  keep Anatolia fully informed of all material developments relating to the URI Group and provide to Anatolia monthly management, financial and operational reports provided to the URI Board; and

  (iii)
  share such information as is reasonably required to implement the Proposed Transaction.

  (b)
  On and from the Effective Date:

  (i)
  URI must (and must cause each of its Subsidiaries to) afford to Anatolia reasonable access to its records and reasonable co-operation for the purpose of:

  (A)
  implementation of the Schemes;

      (B)
      Anatolia obtaining an understanding of the operations of URI's business in order to allow and facilitate the smooth implementation of the plans of Anatolia for those businesses following implementation of the Schemes; and

      (C)
      any other purpose which is agreed between the parties; and

    (ii)
    URI must (and must cause each of its Subsidiaries to) promptly provide Anatolia with any information reasonably requested by Anatolia (including, without limitation, information from URI's share registry), subject to the proper performance by URI's directors and officers, and the directors and officers of its Subsidiaries, of their fiduciary duties.

  (c)
  Nothing in this clause 6.6 obliges URI to provide to Anatolia or its Representatives any information:

  (i)
  concerning its directors' consideration of the Schemes or any Acquisition Proposal; or

  (ii)
  which would breach an obligation of confidentiality to any Person or any applicable privacy Laws.

7.  Board composition

7.1  Reconstitution of the board of each member of the Anatolia Group

  (a)
  On the Effective Date, Anatolia must do all things necessary (and in accordance with the constitution of Anatolia, the Corporations Act and the ASX Listing Rules) to appoint to the Anatolia Board and to the board of each Subsidiary of Anatolia the persons as nominated by URI, subject to those persons having provided a consent to act as directors of the relevant companies.

  (b)
  On the Implementation Date, Anatolia must procure that all existing directors of Anatolia and each Subsidiary of Anatolia (other than, in each case, those appointed pursuant to clause 7.1(a)) resign from the Anatolia Board and the board of each Subsidiary of Anatolia.

7.2  URI Board composition

  On the Implementation Date, URI will do all things necessary (and in accordance with its constituent documents, applicable Laws and the listing rules of NASDAQ) to appoint two of the existing directors of Anatolia (as nominated by URI) as new directors of URI, subject to those persons having provided a consent to act as directors of URI, such that, as at the Implementation Date, the URI Board comprises two existing Anatolia directors and five nominees of URI. In addition, URI will do all things necessary (and in accordance with its constituent documents, applicable Laws and the listing rules of NASDAQ) to nominate such two existing Anatolia directors for election at URI's 2016 annual meeting of stockholders.

8.  Representations and warranties

8.1  URI representations

  (a)
  URI represents and warrants to Anatolia (on its own behalf and separately as trustee for each of its Related Entities and Representatives) each of the matters set out in clause 8.1(b) as at the date of this agreement and on each subsequent day until 8.00am on the Second Court Date (except that where any statement is expressed to be made only at a particular date it is given only at that date).

  (b)
  URI represents and warrants that:

  (i)
  URI is a validly existing corporation registered under the Laws of its place of incorporation;

  (ii)
  the execution and delivery of this agreement by URI has been properly authorised by all necessary corporate action and URI has full corporate power and lawful authority to execute and deliver this agreement and to perform or cause to be performed its obligations under this agreement;

  (iii)
  this agreement constitutes legal, valid and binding obligations on URI and the execution of this agreement of itself does not result in a breach of or default under any agreement or deed or any writ, order or injunction, rule or regulation to which URI or any of its Subsidiaries is a party or to which they are bound;

  (iv)
  the URI Information provided to Anatolia in accordance with clause 5.2(a) for inclusion in the Explanatory Booklet will:

  (A)
  be prepared and provided in good faith;

  (B)
  comply in all material respects with the requirements of the Corporations Act, the ASX Listing Rules and RG 60; and

  (C)
  be provided on the understanding that Anatolia and its Related Entities and Representatives will rely on that information for the purposes of preparing the Explanatory Booklet and proposing and implementing the Schemes in accordance with the requirements of the Corporations Act;

  (v)
  as at the date the Explanatory Booklet is despatched to Anatolia Shareholders, Anatolia Optionholders and Anatolia Performance Shareholders, the URI Information, in the form and context in which that information appears in the version of the Explanatory Booklet registered by ASIC under section 412(6) of the Corporations Act will not be misleading or deceptive in any material respect (whether by omission or otherwise);

  (vi)
  as at the date of this agreement, URI is not in breach of its disclosure obligations under Section 13 of the Securities Exchange Act of 1934, as amended, with regards to any definitive proxy statements, reports, forms or documents required to be filed with or furnished to the United States Securities and Exchange Commission since 1 January 2014, and no such definitive proxy statement, report, form or document contained, as of its date, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading;

  (vii)
  as at the date of this agreement, the total issued capital of URI is:

  (A)
  29,777,989 URI Shares;

  (B)
  2,200,000 URI Shares issuable upon the exercise of outstanding unlisted warrants;

  (C)
  158,248 URI Shares issuable upon the exercise of outstanding unlisted options;

  (D)
  481,314 URI shares issuable upon the vesting of outstanding restricted stock units; and

  (E)
  3,076,923 URI shares issuable upon the conversion of amounts outstanding under that certain loan agreement, dated 13 November 2013, between URI, certain subsidiaries of URI and Resource Capital Fund V L.P., and there are no other URI Securities or URI options, performance rights, shares, convertible notes or other securities (or offers or agreements to issue any of the foregoing) (except as otherwise fairly disclosed in the URI Disclosure Letter or the URI Due Diligence Materials);

    (viii)
    the consolidated financial statements (including all notes thereto) of URI and its Subsidiaries as disclosed in its filings with the United States Securities and Exchange Commission since 1 January 2014 complied, as of their respective dates, in all material respects with applicable accounting requirements and with the published rules and regulations of the United States Securities and Exchange Commission with respect thereto and each of such statements (including the related notes, where applicable) has been prepared, in all material respects, in accordance with United States generally accepted accounting principles consistently applied during the periods involved, except as indicated in such statements or in the notes thereto, and there has not been any event, change, effect or development which would require URI to restate its financial statements in its filings with the United States Securities and Exchange Commission since 1 January 2014;

    (ix)
    the URI Due Diligence Materials and each disclosure in the URI Disclosure Letter have been disclosed in good faith and, so far as the senior management of URI are aware after due enquiry, URI has not knowingly or recklessly:

    (A)
    omitted anything from such information such as to make any part of that information materially false or misleading; or

    (B)
    included anything materially false or misleading in such information;

    (x)
    URI either owns, has a valid lease on, or has the exclusive right to explore for and exploit all uranium mineral resources located on or within the URI Projects, and any and all agreements pursuant to which Anatolia holds the foregoing ownership, leases or exclusive right are valid and subsisting agreements in full force and effect, enforceable in accordance with their respective terms, and, to the knowledge of URI after due inquiry, URI is not in material default of any of the provisions of any such agreement nor has any default been alleged and such properties are in good standing under the applicable Laws of the jurisdictions in which they are situated and all leases pursuant to which URI derives its interest in such properties are in good standing and there has been no default under any of such leases (except as otherwise fairly disclosed in the URI Disclosure Letter or the URI Due Diligence Materials);

    (xi)
    URI has obtained or been issued all Regulatory Approvals necessary for the exploration and development and the commencement and ongoing operation of commercial production of mineral resources from the URI Projects, other than, in each case, such Regulatory Approvals that are not currently necessary for the conduct of exploration or development activities or any ongoing commercial production of mineral resources, as applicable, but that are expected to be obtained in the ordinary course of business, and there are no facts or circumstances that might reasonably be expected to adversely affect the issuance of any such Regulatory Approvals (except as otherwise fairly disclosed in the URI Disclosure Letter or the URI Due Diligence Materials);

    (xii)
    as at the date of this agreement, and so far as the senior management of any member of the URI Group are aware after due and diligent inquiry, there are no material agreements to which any member of the URI Group is a party which contain any provision that may be triggered by the implementation of the Proposed Transaction (except as otherwise fairly disclosed in the URI Disclosure Letter or the URI Due

      Diligence Materials) and which would have a material adverse effect on the Proposed Transaction or might otherwise adversely affect the business of the URI Group;

    (xiii)
    other than expressly contemplated in this agreement, no Regulatory Approvals are required to be obtained by URI in order for it to execute and perform the Transaction Documents to which it is a party;

    (xiv)
    no shareholder approval of URI is required to complete the Proposed Transaction other than the approval referred to in clause 3.1(h) and as otherwise disclosed in the URI Disclosure Letter;

    (xv)
    all information provided by or on behalf of URI to the Independent Expert to enable the Independent Expert's Report to be included in the Explanatory Booklet to be prepared and completed will be provided in good faith and on the understanding that the Independent Expert will rely upon that information for the purposes of preparing the Independent Expert's Report for inclusion in the Explanatory Booklet; and

    (xvi)
    URI will, as a continuing obligation, provide to Anatolia all such further or new information which may arise after the Explanatory Booklet has been despatched until the date of the Scheme Meetings which is necessary to ensure that the URI Information, in the form and context in which that information appears in the version of the Explanatory Booklet registered by ASIC under section 412(6) of the Corporations Act, is not misleading or deceptive in any material respect (whether by omission or otherwise).

8.2  Anatolia representations

  (a)
  Anatolia represents and warrants to URI (on its own behalf and separately as trustee for each of its Related Entities and Representatives) each of the matters set out in clause 8.2(b) as at the date of this agreement and on each subsequent day until 8:00 am on the Second Court Date (except that where any statement is expressed to be made only at a particular date it is given only at that date).

  (b)
  Anatolia represents and warrants that:

  (i)
  Anatolia is a validly existing corporation registered under the Laws of its place of incorporation;

  (ii)
  the execution and delivery of this agreement by Anatolia has been properly authorised by all necessary corporate action and Anatolia has full corporate power and lawful authority to execute and deliver this agreement and to perform or cause to be performed its obligations under this agreement;

  (iii)
  this agreement constitutes legal, valid and binding obligations on Anatolia and the execution of this agreement of itself does not result in a breach of or default under any agreement or deed or any writ, order or injunction, rule or regulation to which Anatolia or any of its Subsidiaries is a party or to which they are bound;

  (iv)
  the Anatolia Information contained in the Explanatory Booklet:

  (A)
  will be prepared and included in the Explanatory Booklet in good faith; and

  (B)
  will comply in all material respects with the requirements of the Corporations Act, ASX Listing Rules and RG 60;

  (v)
  as at the date the Explanatory Booklet is despatched to Anatolia Shareholders, Anatolia Optionholders and Anatolia Performance Shareholders, the Explanatory

      Booklet registered by ASIC under section 412(6) of the Corporations Act (excluding the URI Information and the Independent Expert's Report) will not be misleading or deceptive in any material respect (whether by omission or otherwise);

    (vi)
    the Anatolia CDI Information provided to URI in accordance with clause 5.1(t) for inclusion in the CDI Disclosure Document will:

    (A)
    be prepared and provided in good faith; and

    (B)
    be provided on the understanding that URI and its Related Entities and Representatives will rely on that information for the purposes of preparing the CDI Disclosure Document;

    (vii)
    as at the date the CDI Disclosure Document is made publicly available, the Anatolia CDI Information, in the form and context in which that information appears in the CDI Disclosure Document, will not be misleading or deceptive in any material respect (whether by omission or otherwise);

    (viii)
    as at the date of this agreement, Anatolia is not in breach of its continuous disclosure obligations under the ASX Listing Rules and is not relying on the exclusion in ASX Listing Rule 3.1A to withhold any information from disclosure (other than in relation to the Proposed Transaction or as disclosed in writing to URI on or before the date of this agreement);

    (ix)
    as at the date of this agreement, the total issued capital of Anatolia is:

    (A)
    309,741,169 Anatolia Shares;

    (B)
    110,401,083 Anatolia Options, comprising:

    (I)
    47,917,750 Anatolia Options quoted on the ASX with the code 'AEKO' (with an exercise price of $0.18 and an expiry date of 15 June 2017);

    (II)
    400,000 unquoted Anatolia Options (with an exercise price of $0.08 and an expiry date of 30 November 2017);

    (III)
    1,000,000 unquoted Anatolia Options (with an exercise price of $0.065 and an expiry date of 30 November 2017);

    (IV)
    10,750,000 unquoted Anatolia Options with the code 'AEKAQ' (with an exercise price of $0.05 and an expiry date of 28 November 2018);

    (V)
    1,000,000 unquoted Anatolia Options with the code 'AEKAS' (with an exercise price of $0.12 and an expiry date of 8 October 2019);

    (VI)
    37,500,000 unquoted Anatolia Options with the code 'AEKAU' (with an exercise price of $0.12 and an expiry date of 30 September 2016);

    (VII)
    500,000 unquoted Anatolia Options (with an exercise price of $0.09 and an expiry date of 28 February 2019);

    (VIII)
    1,000,000 unquoted Anatolia Options (with an exercise price of $0.08 and an expiry date of 20 January 2020);

    (IX)
    1,000,000 unquoted Anatolia Options (with an exercise price of $0.08 and an expiry date of 6 March 2017); and

    (X)
    1,000,000 unquoted Anatolia Options (with an exercise price of $0.09 and an expiry date of 2 March 2018); and

      (C)
      11,692,252 Anatolia Performance Shares, comprising:

      (I)
      11,692,202 Anatolia Performance Shares belonging to 'Class A' with the code 'AEKAO'; and

      (II)
      50 Anatolia Performance Shares belonging to 'Class D' with the code 'AEKAK',

      and there are no other Anatolia Securities or Anatolia options, performance rights, shares, convertible notes or other securities (or offers or agreements to issue any of the foregoing) (except as otherwise fairly disclosed in the Anatolia Disclosure Letter or the Anatolia Due Diligence Materials);

    (x)
    Anatolia's financial statements as disclosed to ASX have been prepared in accordance with the Accounting Standards on a basis consistent with past practice financial statements and there has not been any event, change, effect or development which would require Anatolia to restate its financial statements as disclosed to ASX;

    (xi)
    the Anatolia Due Diligence Materials and each disclosure in the Anatolia Disclosure Letter have been disclosed in good faith and, so far as the senior management of Anatolia are aware after due enquiry, Anatolia has not knowingly or recklessly:

    (A)
    omitted anything from such information such as to make any part of that information materially false or misleading; or

    (B)
    included anything materially false or misleading in such information;

    (xii)
    Anatolia either owns, has a valid lease on, or has the exclusive right to explore for and exploit all radioactive mineral resources located on or within any mineral properties listed as assets of the Anatolia Group, including the Temrezli Project and the Sefaatli Project, and any and all agreements pursuant to which Anatolia holds the foregoing ownership, leases or exclusive right are valid and subsisting agreements in full force and effect, enforceable in accordance with their respective terms, and, to the knowledge of Anatolia after due inquiry, Anatolia is not in material default of any of the provisions of any such agreement nor has any default been alleged and such properties are in good standing under the applicable Laws of the jurisdictions in which they are situated and all leases pursuant to which Anatolia derives its interest in such properties are in good standing and there has been no default under any of such leases (except as otherwise fairly disclosed in the Anatolia Disclosure Letter or the Anatolia Due Diligence Materials);

    (xiii)
    Anatolia has obtained or been issued all Regulatory Approvals necessary for the exploration and development and the commencement and ongoing operation of commercial production of radioactive mineral resources from all material mineral properties listed as assets of the Anatolia Group, including the Temrezli Project and the Sefaatli Project, other than, in each case, such Regulatory Approvals that are not currently necessary for the conduct of exploration or development activities or any ongoing commercial production of mineral resources, as applicable, but that are expected to be obtained in the ordinary course of business, and there are no facts or circumstances that might reasonably be expected to adversely affect the issuance of any such Regulatory Approvals (except as otherwise fairly disclosed in the Anatolia Disclosure Letter or the Anatolia Due Diligence Materials);

    (xiv)
    as at the date of this agreement, and so far as the senior management of any member of the Anatolia Group are aware after due and diligent inquiry, there are no material agreements to which any member of the Anatolia Group is a party which contain any provision that may be triggered by the implementation of the Proposed Transaction (except as otherwise fairly disclosed in the Anatolia Disclosure Letter or the Anatolia Due Diligence Materials) and which would have a material adverse effect on the Proposed Transaction or might otherwise adversely affect the business of the Anatolia Group;

    (xv)
    other than expressly contemplated in this agreement, no Regulatory Approvals are required to be obtained by Anatolia in order for it to execute and perform the Transaction Documents to which it is a party;

    (xvi)
    no shareholder approval of Anatolia is required to complete the Proposed Transaction other than the approvals referred to in clauses 3.1(c), 3.1(d) and 3.1(e) and as otherwise disclosed in the Anatolia Disclosure Letter; and

    (xvii)
    all information provided by or on behalf of Anatolia to the Independent Expert to enable the Independent Expert's Report to be included in the Explanatory Booklet to be prepared and completed will be provided in good faith and on the understanding that the Independent Expert will rely upon that information for the purposes of preparing the Independent Expert's Report for inclusion in the Explanatory Booklet.

8.3  Notifications

  Each party will promptly advise the other in writing if it becomes aware of any fact, matter or circumstance which constitutes or may constitute a breach of any of the representations or warranties given by it under this clause 8.

8.4  Survival of representations

  Each representation and warranty in clauses 8.1 and 8.2:

  (a)
  is severable;

  (b)
  will survive the termination of this agreement; and

  (c)
  is given with the intent that liability thereunder will not be confined to breaches which are discovered prior to the date of termination of this agreement.

8.5  Liability of directors and Representatives

  (a)
  Each party releases its rights against, and will not make any claim against, any past or present director or Representative of any other party in relation to information provided to it or in relation to its execution or delivery this agreement to the extent that the past or present director or Representative has acted in good faith.

  (b)
  Each party holds the releases in clause 8.5(a) in respect of its directors and Representatives as trustee for its directors and Representatives.

9.  Confidentiality and Public Announcement

9.1  Confidentiality

  Each party agrees and acknowledges that it is bound by the terms of the Confidentiality Agreement save that the terms of this agreement will prevail over the Confidentiality Agreement to the extent of any inconsistency.

9.2  Public announcements on execution

  Immediately after the execution of this agreement, the parties must issue public announcements in a form previously agreed to in writing between them.

9.3  Further public announcements

  Any further public announcements by Anatolia or URI in relation to, or in connection with, the Proposed Transaction or any other transaction the subject of this agreement or the Schemes may only be made in a form approved by each party in writing (acting reasonably) subject to where a party is required by Law, the ASX Listing Rules or the NASDAQ rules to make any announcement or to make any disclosure in relation to, or in connection with, the Proposed Transaction or any other transaction the subject of this agreement or the Schemes.

10.  Termination

10.1    Termination by notice

  (a)
  URI or Anatolia may, by notice in writing to the other, terminate this agreement at any time prior to 8.00am on the Second Court Date:

  (i)
  if such termination is mutually agreed by the parties in writing;

  (ii)
  if the other is in material breach of any material clause of this agreement (including a material breach of a representation or warranty) and the other party has failed to remedy that breach within ten Business Days (or any shorter period ending before 8.00am on the Second Court Date) of receipt by it of a notice in writing from the terminating party setting out details of the relevant circumstance and requesting the other party to remedy the breach or the breach cannot be remedied by subsequent action on the part of that other party before 8.00am on the Second Court Date;

  (iii)
  in accordance with clause 3.7;

  (iv)
  if the Court refuses to make any order directing Anatolia to convene the Scheme Meetings, provided that both Anatolia and URI have met and consulted in good faith and agreed that they do not wish to proceed with the Schemes; or

  (v)
  if the Effective Date for the Schemes has not occurred, or becomes incapable of occurring for any reason, on or before the End Date.

  (b)
  Anatolia may, by notice in writing to URI, terminate this agreement at any time prior to 8.00am on the Second Court Date if:

  (i)
  each of that number of directors of Anatolia as constitutes a majority of the Anatolia Board:

  (A)
  publicly withdraws or adversely changes their recommendation or voting intention or publicly recommends a Superior Proposal; and

  (B)
  do not, within five Business Days, reinstate their recommendation of the Proposed Transaction,

      and Anatolia has complied with its obligations under clause 11, including due payment of the Anatolia Break Fee in accordance with clause 11.3; or

    (ii)
    any director of URI publicly:

    (A)
    withdraws or adversely changes their recommendation of the Proposed Transaction; or

      (B)
      makes any public statement to the effect that the Schemes are not, or are no longer, recommended;

    (iii)
    Resource Capital Fund V L.P. (RCF) (i) makes any public statement to the effect that it does not support the Proposed Transaction or the Schemes, (ii) to the knowledge of URI after due inquiry, votes against or abstains from voting for the Proposed Transaction at the URI Shareholder Meeting, (iii) refuses to provide any other consent or approval required from RCF to implement the Proposed Transaction, or (iv) to the knowledge of URI after due inquiry, otherwise acts in any manner so as to frustrate the Proposed Transaction (each of the foregoing occurrences, an RCF Adverse Event);

    (iv)
    URI and Anatolia do not, by 11.59pm (Perth time) on 22 June 2015, enter into a formal convertible loan facility agreement on materially the same terms as the convertible loan facility binding term sheet between them dated on or about the date of this agreement, with Anatolia unconditionally entitled to draw down at least $1 million in accordance with an agreed budget under that formal convertible loan facility agreement by that time subject to the terms and conditions therein; or

    (v)
    the matters set out below are not satisfied, as determined by Anatolia, acting reasonably, as at the Business Day immediately before the Second Court Date:

    (A)
    all leases, licences and rights to explore for and exploit all uranium minerals held, or represented to Anatolia as being held, by URI, including for the URI Projects, remain valid and in good standing under the applicable Laws of the jurisdictions in which they are situated and are not liable for cancellation or forfeiture;

    (B)
    any and all agreements pursuant to which URI holds the foregoing leases, licences and rights remain valid and subsisting agreements in full force and effect, enforceable in accordance with their respective terms; and

    (C)
    all bonds and other securities of whatever nature provided for rehabilitation, reclamation and mine closure for all of URI's leases, licences and rights to explore for and exploit all uranium minerals are, and remain, sufficient to cover all current and future rehabilitation, reclamation and mine closure liabilities.

  (c)
  URI may, by notice in writing to Anatolia, terminate this agreement at any time prior to 8.00am on the Second Court Date if:

  (i)
  any director of Anatolia publicly:

  (A)
  withdraws or adversely changes their recommendation of the Proposed Transaction;

  (B)
  does not recommend in the Explanatory Booklet that Anatolia Shareholders, Anatolia Optionholders or Anatolia Performance Shareholders approve the Schemes in the absence of a Superior Proposal; or

  (C)
  makes any public statement to the effect that a Scheme is not, or is no longer, recommended; or

  (ii)
  an Acquisition Proposal is announced or made and is publicly recommended or supported by any director of Anatolia; or

  (iii)
  the matters set out in Schedule 7 hereto remain unresolved as at the Business Day immediately before the Second Court Date.

10.2    Automatic termination

  Without limiting any other term of this agreement but subject to clause 3.6, this agreement will terminate automatically if a Scheme is not approved by the necessary majorities required under section 411(4)(a)(ii) of the Corporations Act at the relevant Scheme Meeting.

10.3    Effect of termination

  (a)
  In the event this agreement is terminated, the provisions of this agreement will cease to have effect, except for the provisions of clauses 1, 8.4, 9, 10.3, 11, 12, 13, 15 and clauses 16.3 to 16.17 (inclusive) which will survive termination.

  (b)
  Termination of this agreement does not affect any accrued rights of a party in respect of a breach of this agreement prior to termination.

10.4    Survival of obligations

  The rights and obligations of the parties under the Confidentiality Agreement survive termination of this agreement.

10.5    Disclosure on termination of agreement

  The parties agree that, if this agreement is terminated under this clause 10, any party may disclose:

  (a)
  the fact that this agreement has been terminated, where such disclosure is required by the relevant listing rules or is in the reasonable opinion of that party required to ensure that the market in its securities is properly informed;

  (b)
  the fact that this agreement has been terminated to ASIC and the Court; and

  (c)
  information that is required to be disclosed as a matter of Law or in any proceedings.

11.  Anatolia Break Fee

11.1    Background

  (a)
  Anatolia acknowledges that, if the parties enter into this agreement and the Schemes are subsequently not implemented, URI will incur significant costs including those described in clause 11.2.

  (b)
  In the circumstances referred to in clause 11.1(a), URI has requested that provision be made for the payments outlined in clause 11.3, without which URI would not have entered into this agreement.

  (c)
  The Anatolia Board believes that the Schemes will provide benefit to Anatolia and Anatolia Shareholders, Anatolia Optionholders and Anatolia Performance Shareholders and that it is appropriate for Anatolia to agree to the payments referred to in this clause 11 in order to secure URI's participation in the Proposed Transaction.

11.2    Costs incurred by URI

  (a)
  The fee payable under clause 11.3 has been calculated to reimburse URI for the following:

  (i)
  fees for legal and financial advice in planning and implementing the Proposed Transaction;

    (ii)
    reasonable opportunity costs incurred in engaging in the Proposed Transaction or in not engaging in other alternative acquisitions or strategic initiatives;

    (iii)
    costs of management and directors' time in planning and implementing the Proposed Transaction;

    (iv)
    out of pocket expenses incurred in planning and implementing the Proposed Transaction;

    (v)
    costs associated with the financing arrangements in respect of the Proposed Transaction; and

    (vi)
    any damage to URI's reputation associated with a failed transaction and the implications of those damages if URI seeks to execute alternative acquisitions in the future,

    in each case, incurred by URI directly or indirectly as a result of having entered into this agreement and pursuing the Proposed Transaction.

  (b)
  The parties acknowledge that:

  (i)
  the amount of fees, costs and losses referred to in this clause 11.2 is inherently unascertainable and that, even after termination of this agreement, the costs will not be able to be accurately ascertained; and

  (ii)
  the amount of the costs payable under clause 11.3 is a genuine and reasonable pre-estimate of those fees, costs and losses (it being acknowledged by the parties that the costs would most likely be in excess of this amount).

11.3    Payment by Anatolia to URI

  (a)
  Anatolia agrees to pay to URI $319,964 (exclusive of GST) (Anatolia Break Fee) if:

  (i)
  (Superior Proposal) a Superior Proposal is publicly announced or made before the Effective Date (or the termination of this agreement, whichever occurs first) and is recommended by any of the directors of Anatolia and, within twelve months from the date of this agreement, the third party who announced or made the Superior Proposal:

  (A)
  completed, implements or consummates that Superior Proposal; or

  (B)
  without limiting clause 11.3(a)(i)(A), acquires voting power (as defined in section 610 of the Corporations Act) in more than 50% of the Anatolia Shares;

  (ii)
  (Change of Recommendation) at any time prior to the Second Court Date, any director of Anatolia publically:

  (A)
  withdraws or adversely modifies or qualifies their recommendation of the Proposed Transaction or recommends or supports an Acquisition Proposal;

  (B)
  does not recommend in the Explanatory Booklet that Anatolia Shareholders, Anatolia Optionholders or Anatolia Performance Shareholders approve the Schemes; or

  (C)
  makes any public statement to the effect that a Scheme is not, or is no longer, recommended,

      other than:

      (D)
      in circumstances where Anatolia is entitled to terminate this agreement under clause 10.1(a)(ii), 10.1(a)(iii), 10.1(b)(ii), 10.1(b)(iii), 10.1(b)(iv) or 10.1(b)(v); or

      (E)
      where the Independent Expert concludes (either in its initial report or in any updated, revised or supplemental report) that the Schemes are not in the best interests of Anatolia Shareholders, Anatolia Optionholders or Anatolia Performance Shareholders;

    (iii)
    (Material Breach) URI terminates this agreement in accordance with clause 10.1(a)(ii); or

    (iv)
    (Anatolia Prescribed Occurrence) the Condition in clause 3.1(o) is breached or not satisfied prior to 8.00am on the Second Court Date and URI terminates this agreement in accordance with clause 10.1(a)(iii).

  (b)
  Anatolia must pay URI the Anatolia Break Fee within five Business Days of receipt by Anatolia of a demand for payment from URI made after the occurrence of the event referred to in clause 11.3(a).

11.4    Anatolia Break Fee not payable

  Despite any other terms of this agreement:

  (a)
  the Anatolia Break Fee will not be payable to URI if the Schemes become Effective; and

  (b)
  the Anatolia Break Fee is only payable once.

11.5    Compliance with Law

  If it is finally determined following the exhaustion of all reasonable avenues of appeal to the Takeovers Panel or a Court that all or any part of the Anatolia Break Fee (Anatolia Impugned Amount):

  (a)
  would, if paid, be unlawful for any reason;

  (b)
  involves a breach of the fiduciary or statutory duties of the Anatolia Board; or

  (c)
  constitutes unacceptable circumstances within the meaning of the Corporations Act or breaches an order of the Takeovers Panel,

  then:

  (d)
  the requirement to pay the Anatolia Break Fee does not apply to the extent of the Anatolia Impugned Amount; and

  (e)
  if URI has received the Anatolia Impugned Amount, it must refund it within five Business Days of the final determination being made.

  Anatolia must not seek any such determination and must use all reasonable endeavours to ensure that no such determination is made.

12.  URI Break Fee

12.1    Background

  (a)
  URI acknowledges that, if the parties enter into this agreement and the Schemes are subsequently not implemented, Anatolia will incur significant costs including those described in clause 12.2.

  (b)
  In the circumstances referred to in clause 12.1(a), Anatolia has requested that provision be made for the payments outlined in clause 12.3, without which Anatolia would not have entered into this agreement.

  (c)
  The URI Board believes that the Schemes will provide benefit to URI and URI Shareholders and that it is appropriate for URI to agree to the payments referred to in this clause 12 in order to secure Anatolia's participation in the Proposed Transaction.

12.2    Costs incurred by Anatolia

  (a)
  The fee payable under clause 12.3 has been calculated to reimburse Anatolia for the following:

  (i)
  fees for legal and financial advice in planning and implementing the Proposed Transaction;

  (ii)
  reasonable opportunity costs incurred in engaging in the Proposed Transaction or in not engaging in other alternative acquisitions, disposals or strategic initiatives;

  (iii)
  costs of management and directors' time in planning and implementing the Proposed Transaction;

  (iv)
  out of pocket expenses incurred in planning and implementing the Proposed Transaction;

  (v)
  costs associated with the financing arrangements in respect of the Proposed Transaction; and

  (vi)
  any damage to Anatolia's reputation associated with a failed transaction and the implications of those damages if Anatolia seeks to execute alternative disposals in the future,

    in each case, incurred by Anatolia directly or indirectly as a result of having entered into this agreement and pursuing the Proposed Transaction.

  (b)
  The parties acknowledge that:

  (i)
  the amount of fees, costs and losses referred to in this clause 12.2 is inherently unascertainable and that, even after termination of this agreement, the costs will not be able to be accurately ascertained; and

  (ii)
  the amount of the costs payable under clause 12.3 is a genuine and reasonable pre-estimate of those fees, costs and losses (it being acknowledged by the parties that the costs would most likely be in excess of this amount).

12.3    Payment by URI to Anatolia

  (a)
  URI agrees to pay to Anatolia $319,964 (exclusive of GST) (URI Break Fee) if:

  (i)
  (Material Breach) Anatolia terminates this agreement in accordance with clause 10.1(a)(ii);

  (ii)
  (Failure to pay Scheme Consideration) URI does not pay the Share Scheme Consideration, Option Scheme Consideration or Performance Share Scheme Consideration in accordance with the terms and conditions of this agreement and the Deed Poll;

  (iii)
  (URI Prescribed Occurrence) the Condition in clause 3.1(p) is breached or not satisfied prior to 8.00am on the Second Court Date and Anatolia terminates this agreement in accordance with clause 10.1(a)(iii);

  (iv)
  (Anatolia Termination) Anatolia terminates this agreement in accordance with clause 10.1(b)(ii), clause 10.1(b)(iii) or 10.1(b)(v); or

    (v)
    (URI Termination) URI terminates this agreement in accordance with clause 10.1(c)(iii).

  (b)
  URI must pay Anatolia the URI Break Fee within five Business Days of receipt by URI of a demand for payment from Anatolia made after the occurrence of the event referred to in clause 12.3(a).

12.4    URI Break Fee not payable

  Despite any other terms of this agreement:

  (a)
  the URI Break Fee will not be payable to Anatolia if the Schemes becomes Effective; and

  (b)
  the URI Break Fee is only payable once.

12.5    Compliance with Law

  If it is finally determined following the exhaustion of all reasonable avenues of appeal to the Takeovers Panel or a Court that all or any part of the URI Break Fee (URI Impugned Amount):

  (a)
  would, if paid, be unlawful for any reason;

  (b)
  involves a breach of the fiduciary or statutory duties of the URI Board; or

  (c)
  constitutes unacceptable circumstances within the meaning of the Corporations Act or breaches an order of the Takeovers Panel,

  then:

  (d)
  the requirement to pay the URI Break Fee does not apply to the extent of the URI Impugned Amount; and

  (e)
  if Anatolia has received the URI Impugned Amount, it must refund it within five Business Days of the final determination being made.

  URI must not seek any such determination and must use all reasonable endeavours to ensure that no such determination is made.

13.  Exclusivity

13.1    No Shop

  During the Exclusivity Period, Anatolia will not, and will ensure that its Related Entities and their respective Representatives do not, except with the prior written consent of URI, solicit, initiate, invite or encourage any Acquisition Proposal or take any action to facilitate the submission of any inquiries, indications of interest, proposals or offers from any third party other than URI or its Related Entities in relation to, or which may reasonably be expected to lead to, an Acquisition Proposal.

13.2    No Talk and No Due Diligence

  Except to the extent permitted in clause 13.4, during the Exclusivity Period, Anatolia will not, and will ensure that its Related Entities and their respective Representatives do not, except with the prior written consent of URI:

  (a)
  discuss or negotiate or participate in any discussions or negotiations with any Person regarding an Acquisition Proposal or any agreement, arrangement or understanding which may reasonably be expected to lead to an Acquisition Proposal;

  (b)
  enter into any agreement, agreement in principle or other commitment (whether or not legally enforceable) in connection with or consummate an Acquisition Proposal; or

  (c)
  provide any information to a third party relating to, for the purposes of enabling that party to consider, evaluate or make, or that may reasonably be expected to lead to, an Acquisition Proposal.

13.3    Notice of Acquisition Proposal

  Except to the extent that Anatolia is entitled to withhold notification to URI pursuant to clause 13.4, in furtherance and not in limitation of the other provisions of, and without prejudice to URI's rights under, this clause 13, during the Exclusivity Period, Anatolia will promptly (and in any event within 24 hours):

  (a)
  notify URI, at first orally and then in writing, if Anatolia or any of its Related Entities or their respective Representatives receives any Acquisition Proposal or written proposal, inquiry, offer, request or any other communication:

  (i)
  relating to an Acquisition Proposal or potential Acquisition Proposal or inquiry that could reasonably lead or be expected to lead to an Acquisition Proposal (including any reiteration or variation of an Acquisition Proposal or potential Acquisition Proposal);

  (ii)
  for discussions or negotiations of an Acquisition Proposal or potential Acquisition Proposal; or

  (iii)
  for non-public information relating to Anatolia or its Subsidiaries, access to properties, books and records or a list of Anatolia Shareholders, Anatolia Optionholders or Anatolia Performance Shareholders or the shareholders of any Subsidiary of Anatolia;

  (b)
  provide URI written notice of the terms and conditions of the Acquisition Proposal or potential Acquisition Proposal, including the consideration being offered and such other details as URI may reasonably request; and

  (c)
  provide URI:

  (i)
  written notice of the identity of the Person(s) involved in the Acquisition Proposal or potential Acquisition Proposal; and

  (ii)
  regular updates on the status of, or any material developments in relation to, any such Acquisition Proposal or potential Acquisition Proposal,

    (each notice satisfying clauses 13.3(a), 13.3(b), and 13.3(c), an Acquisition Proposal Notice), it being understood that any reiteration or variation of any prior Acquisition Proposal or potential Acquisition Proposal will require a new Acquisition Proposal Notice.

13.4    Exceptions

  Subject in all cases to Anatolia's compliance with clause 13.5, where Anatolia has received a bona fide written Acquisition Proposal (other than an Acquisition Proposal resulting from a breach of clause 13.1 or clause 13.2):

  (a)
  clauses 13.2 and 13.3 do not apply to Anatolia contacting the Person making such Acquisition Proposal and its Representatives solely for the purpose of clarifying the terms and conditions of such Acquisition Proposal and the likelihood of its consummation so as to determine whether such Acquisition Proposal is, or is reasonably likely to lead to, a Superior Proposal; and

  (b)
  if the Anatolia Board, in good faith and acting reasonably after consulting with its external legal and financial advisers, determines that the Acquisition Proposal is a Superior Proposal or would be likely to lead to an Acquisition Proposal that is a Superior Proposal, clauses 13.2 and 13.3 do not apply to any action that the Anatolia Board proposes to take or proposes to omit taking with respect to any such Acquisition Proposal, including:

  (i)
  furnishing information with respect to Anatolia and its Subsidiaries to the Person making such Acquisition Proposal and its Representatives, provided that:

  (A)
  such Person has entered into an Acceptable Confidentiality Agreement;

  (B)
  Anatolia sends a copy of such Acceptable Confidentiality Agreement to URI promptly following its execution; and

  (C)
  URI is promptly provided with a list of, and access to (to the extent not previously provided to URI) the information provided to such Person; and

  (ii)
  engaging in discussions and negotiations with the Person making such Acquisition Proposal and its Representatives provided that all such information, access and discussions must cease during the Match Period.

13.5    Superior Proposal procedures

  (a)
  Notwithstanding clause 13.4, Anatolia or the Anatolia Board may:

  (i)
  authorise, enter into or consummate any letter of intent, memorandum of understanding or other agreement, arrangement or understanding (other than a confidentiality agreement contemplated by clause 13.4(b)(i)) with respect to an Acquisition Proposal;

  (ii)
  effect a Change of Recommendation with respect to any Acquisition Proposal (other than an Acquisition Proposal resulting from a breach of clause 13.1 or 13.2); or

  (iii)
  terminate this agreement,

    if and only if:

    (iv)
    Anatolia has complied with its obligations under this clause 13;

    (v)
    the Anatolia Board determines, in good faith and acting reasonably after consultation with its external legal and financial advisers, that such Acquisition Proposal constitutes a Superior Proposal;

    (vi)
    the Anatolia Board determines in good faith acting reasonably after consulting with its external legal and financial advisers that failing to take such action with respect to such Acquisition Proposal would be likely to constitute a breach of the Anatolia Board's fiduciary or statutory duties under applicable Law;

    (vii)
    the Anatolia Board provides URI at least five Business Days' prior written notice (a Superior Proposal Notice) of such determinations and its intention to take such action, which notice will include:

    (A)
    the material terms of such Acquisition Proposal including the consideration being offered;

    (B)
    upon receipt of a written request by URI, the identity of the Person(s) involved in such Acquisition Proposal; and

    (C)
    any other details reasonably requested by URI;

    (viii)
    the Anatolia Board provides URI at all times during such five Business Day period (Match Period) with the right to make a URI Counterproposal with respect to such Superior Proposal in accordance with clause 13.5(b); and

    (ix)
    the Anatolia Board determines, in good faith acting reasonably after consultation with its external legal and financial advisers and taking into account any URI Counterproposal, that:

    (A)
    such Acquisition Proposal continues to constitute a Superior Proposal at the end of the Match Period; and

    (B)
    failing to take such action would be likely to constitute a breach of the Anatolia Board's fiduciary or statutory duties under applicable Law.

  (b)
  If Anatolia gives a Superior Proposal Notice, URI will have the right, but not the obligation, at any time until the expiration of five Business Days following receipt of such Superior Proposal Notice, to make one or more offers to Anatolia in writing to amend the terms of the Proposed Transaction or the Schemes (as the case may be) including but not limited to increasing the amount of consideration offered under a Scheme or proposing any other form of transaction (each a URI Counterproposal) and if URI does so, the Anatolia Board will cooperate with URI, review the URI Counterproposal and negotiate with URI in good faith to determine whether the URI Counterproposal is more favourable to the Anatolia Shareholders, Anatolia Optionholders and Anatolia Performance Shareholders than the Superior Proposal specified in such Superior Proposal Notice and to make such adjustments to the terms of the Proposed Transaction or a Scheme as URI deems appropriate and as would enable URI to proceed with the Proposed Transaction on such adjusted terms. If the Anatolia Board determines that any URI Counterproposal is more favourable to the Anatolia Shareholders, Anatolia Optionholders and Anatolia Performance Shareholders than such Superior Proposal, then:

  (i)
  if the URI Counterproposal contemplates an amendment to this agreement, the parties will enter into a deed amending this agreement reflecting the URI Counterproposal;

  (ii)
  if the URI Counterproposal contemplates any other transaction, Anatolia will make an announcement as soon as reasonably practicable recommending the URI Counterproposal, in the absence of a Superior Proposal and, if required, subject to the conclusions of an independent expert, and the parties will pursue implementation of the URI Counterproposal in good faith with their reasonable best efforts; and

  (iii)
  Anatolia will not authorise or enter into any letter of intent, memorandum of understanding, or other agreement, arrangement or understanding, or effect a Change of Recommendation, relating to (or consummate) such former Superior Proposal.

    For the avoidance of doubt, clause 13.5(b) will not preclude the Anatolia Board from receiving and considering any further Acquisition Proposal (including from the same Person which provided the former Superior Proposal) in accordance with this clause 13, it being understood that any such further Acquisition Proposal (including from the same Person which provided the former Superior Proposal) will require a new Acquisition Proposal Notice and compliance with this clause 13.5.

  (c)
  Any modification of any Superior Proposal will constitute a new Superior Proposal and require the delivery of a new Superior Proposal Notice and reset compliance with this clause 13.5.

13.6    Termination of existing discussions

  Anatolia undertakes it will, on the date of this agreement cease any existing discussions or negotiations with any party which relate to, or may reasonably be expected to lead to, an Acquisition Proposal and will:

  (a)
  request the return or destruction of the confidential information of Anatolia and its Related Entities in accordance with the terms of any relevant confidentiality agreement from all third parties conducting due diligence investigations on Anatolia or any of its Subsidiaries or considering any Acquisition Proposal; and

  (b)
  terminate the electronic data room access granted to any third party prior to the date of this agreement in connection with (or in contemplation of) an Acquisition Proposal or potential Acquisition Proposal.

  However, for the avoidance of doubt, nothing in this clause 13.6 precludes Anatolia from taking any of the actions permitted by clause 13.4.

13.7    Legal advice

  Anatolia represents and warrants to URI that:

  (a)
  prior to entering into this agreement, it has received legal advice on this agreement and the operation of this clause 13; and

  (b)
  it and the Anatolia Board consider this clause 13 to be fair and reasonable and that it is appropriate to agree to the terms in this clause 13 in order to secure the significant benefits to it, and the Anatolia Shareholders, Anatolia Optionholders and Anatolia Performance Shareholders, resulting from the transactions contemplated hereby.

14.  Anatolia Securities

14.1    Anatolia obligations

  Anatolia must, in respect of each outstanding Anatolia Security other than the Scheme Options or the Scheme Performance Shares:

  (a)
  use all reasonable endeavours to procure that legally binding agreements are entered into by the relevant Anatolia Securityholder with URI and Anatolia at least two Business Days prior to the First Court Date such that, subject only to the requisite majorities of Anatolia Shareholders, Anatolia Optionholders and Anatolia Performance Shareholders approving the Schemes at the Scheme Meetings, the Anatolia Securities held by that Anatolia Securityholder are either acquired by URI, or cancelled, for consideration that is consistent with clause 14.2(a), such acquisition or cancellation to take effect on the Implementation Date immediately following implementation of the Scheme; and

  (b)
  use all reasonable endeavours to take all actions necessary to ensure that any Anatolia Securities that remain outstanding as at the Record Date, for any reason whatsoever, lapse or are otherwise cancelled.

14.2    Consideration

  (a)
  The consideration payable to an Anatolia Securityholder for the purposes of clause 14.1(a) must comprise a cash sum equivalent to:

  (i)
  in the case of Anatolia Options, the Black-Scholes Value of the Anatolia Options; or

    (ii)
    in the case of any other Anatolia Security, a valuation of the Anatolia Security by an independent expert agreed in writing by the parties.

  (b)
  URI undertakes in favour of Anatolia to comply with, and provide all reasonable assistance to Anatolia in complying with, this clause 14, including obtaining any and all necessary Regulatory Approvals, entering such legally binding agreements contemplated in clause 14.1(a) to which it is required to be a party and paying the consideration contemplated by clause 14.2(a) on the terms outlined in the legally binding agreements referred to in clause 14.1(a).

15.  Notices

  Any communication under or in connection with this agreement:

  (a)
  must be in writing;

  (b)
  must be addressed as shown below:

Anatolia
Address:	Unit 3, 80 Colin Street West Perth WA 6005 Australia
Facsimile:	+61 8 9321 5036
E-mail:	admin@anatoliaenergy.com.au
Attn:	The Company Secretary
with a copy to:
Address:	Steinepreis Paganin Level 4, The Read Buildings 16 Milligan Street Perth WA 6000
Facsimile:	+61 8 9321 4333
E-mail:	pwall@steinpag.com.au; adisney@steinpag.com.au
Attn:	Peter Wall and Andrew Disney
URI
Address:	Suite 300, 6950 South Potomac Street Centennial, CO 80112 United States of America
Facsimile:	+1 303 531 0519
E-mail:	cjones@uraniumresources.com
Attn:	Christopher M. Jones

with a copy to:
Address:	Hogan Lovells US LLP One Tabor Center, Suite 1500 1200 Seventeenth Street Denver, CO 80202 USA
Facsimile:	+1 303 899 7333
E-mail:	paul.hilton@hoganlovells.com; david.crandall@hoganlovells.com
Attn:	Paul Hilton and David Crandall
and
Address:	Minter Ellison Level 40, Governor Macquarie Tower 1 Farrer Place Sydney NSW 2000
Facsimile:	+61 2 9921 8123
E-mail:	ben.smith@minterellison.com; kevin.ko@minterellison.com
Attn:	Ben Smith and Kevin Ko

  (or as otherwise notified by that party to the other party from time to time);

  (c)
  must be signed by the party making the communication or by a person duly authorised by that party;

  (d)
  must be delivered or posted by prepaid post to the address, or sent by fax to the number or by e-mail to the e-mail address, of the addressee, in accordance with clause 15(b); and

  (e)
  will be deemed to be received by the addressee:

  (i)
  (in the case of prepaid post) on the fifth Business Day after the date of posting;

  (ii)
  (in the case of fax) at the local time (in the place of receipt of that fax) which then equates to the time at which that fax is sent as shown on the transmission report which is produced by the machine from which that fax is sent and which confirms transmission of that fax in its entirety, unless that local time is not a Business Day, or is after 5.00pm on a Business Day, when that communication will be deemed to be received at 9.00am on the next Business Day;

  (iii)
  (in the case of e-mail) at the local time (in the place of receipt of that fax) which then equates to the time at which that e-mail is sent as shown on the device from which that e-mail is sent and which confirms transmission of that e-mail in its entirety, unless that local time is not a Business Day, or is after 5.00pm on a Business Day, when that e-mail will be deemed to be received at 9.00am on the next Business Day; and

  (iv)
  (in the case of delivery by hand) on delivery at the address of the addressee as provided in clause 15(b), unless that delivery is not made on a Business Day, or after 5.00pm on a Business Day, when that communication will be deemed to be received at 9.00am on the next Business Day.

16.  General

16.1    Further acts

  Each party will promptly do and perform all further acts and execute and deliver all further documents (in form and content reasonably satisfactory to that party) required by Law or reasonably requested by any other party to give effect to this agreement.

16.2    Timetable

  (a)
  The parties agree that the Timetable is indicative only and is not binding on the parties.

  (b)
  Each party must use its reasonable endeavours to ensure that each step in the Timetable is met by the relevant date and must consult with the other party on a regular basis regarding its progress in implementing the Schemes in regards to the Timetable.

16.3    Payments

  Unless otherwise expressly provided in this agreement, where an amount is required to be paid to a party (the Receiving Party) by another party under this agreement, that amount shall be paid:

  (a)
  in immediately available and irrevocable funds by electronic transfer to a bank account or accounts notified by the Receiving Party in writing on or before the due date for payment, or in other such immediately payable funds as the parties may agree; and

  (b)
  without deduction, withholding or set-off.

16.4    Interest

  (a)
  If a party fails to pay any amount payable under this agreement on the due date for payment, that party must pay interest on the amount unpaid at the higher of the 30 day bank bill swap reference rate (as published on the relevant due date for payment in the 'Money & Bond Markets' section of The Australian Financial Review) plus 3% per annum or the rate (if any) fixed or payable under any judgment or other thing into which the liability to pay the amount becomes merged.

  (b)
  The interest payable under clause 16.4(a):

  (i)
  accrues from day to day from and including the due date for payment up to the actual date of payment, before and, as an additional and independent obligation, after any judgment or other thing into which the liability to pay the amount becomes merged; and

  (ii)
  may be capitalised by the Person to whom it is payable at monthly intervals.

16.5    Consents or approvals

  Unless this agreement expressly provides otherwise, a party may:

  (a)
  give conditionally or unconditionally; or

  (b)
  withhold,

  its approval or consent in its absolute discretion.

16.6    GST

  (a)
  Any reference in this clause 16.6 to a term defined or used in the A New Tax System (Goods and Services Tax) Act 1999 (Cth) is, unless the context indicates otherwise, a reference to that term as defined or used in that Act.

  (b)
  Unless expressly included, the consideration for any supply under or in connection with this agreement does not include GST.

  (c)
  To the extent that any supply made by a party (Supplier) to another party (Recipient) under or in connection with this agreement is a taxable supply, the Recipient must pay to the Supplier, in addition to the consideration to be provided under this agreement but for the application of this clause 16.6(c) for that supply (GST Exclusive Consideration), an amount equal to the amount of the GST Exclusive Consideration (or its GST exclusive market value) multiplied by the rate at which GST is imposed in respect of the supply. This clause 16.6(c) does not apply to any taxable supply under or in connection with this agreement that is expressly stated to include GST.

  (d)
  The amount on account of GST payable in accordance with this clause 16.6 will be paid at the same time and in the same manner as the consideration otherwise payable for the supply is provided.

  (e)
  Any reference in the calculation of any consideration or of any indemnity, reimbursement or similar amount to a cost, expense or liability incurred by a Person (Relevant Expense) is a reference to the relevant expense reduced by an amount equal to any input tax credit entitlement of that Person (or of the representative member of any GST group to which the Person belongs) in relation to the Relevant Expense. A party will be assumed to have an entitlement to a full input tax credit unless it demonstrates otherwise prior to the date on which the relevant payment or consideration must be provided.

16.7    Expenses

  Except as otherwise provided in this agreement, each party will pay its own costs and expenses in connection with the negotiation, preparation, execution, and performance of this agreement and the Explanatory Booklet and the proposed, attempted or actual implementation of this agreement and the Schemes.

16.8    Amendments

  This agreement may only be varied by a document signed by or on behalf of each of the parties.

16.9    Assignment

  A party cannot assign, novate or otherwise transfer any of its rights or obligations under this agreement without the prior written consent of each other party, which consent that other party may give or withhold in its absolute discretion.

16.10    Business Day

  Except where otherwise expressly provided, where under this agreement the day on which any act, matter or thing is to be done is a day other than a Business Day, such act, matter or thing will be done on the next Business Day.

16.11    Waiver

  Without limiting any other provisions of this agreement, the parties agree that:

  (a)
  failure to exercise or enforce or a delay in exercising or enforcing or the partial exercise or enforcement of any right, power or remedy provided by Law or under this agreement by any party will not in any way preclude, or operate as a waiver of, any exercise or enforcement, or further exercise or enforcement of that or any other right, power or remedy provided by Law or under this agreement;

  (b)
  any waiver given by any party under this agreement will only be effective and binding on that party if it is given or confirmed in writing by that party;

  (c)
  no waiver of a breach of any term of this agreement will operate as a waiver of another breach of that term or of a breach of any other term of this agreement; and

  (d)
  nothing in this agreement obliges a party to exercise a right to waive any conditional term of this agreement that may be in its power.

16.12    Release of officers and directors

  (a)
  Subject to the Corporations Act, none of the past, present or future officers and directors of Anatolia will be liable for anything done or purported to be done in connection with the Schemes or any transaction contemplated by this agreement in good faith, but nothing in this clause excludes any liability that may arise from wilful misconduct or bad faith on the part of such a person. Anatolia receives and holds the benefit of this release, as agent for its directors and officers.

  (b)
  Subject to the Corporations Act, none of the past, present or future officers and directors of URI will be liable for anything done or purported to be done in connection with the Schemes or any transaction contemplated by this agreement in good faith, but nothing in this clause excludes any liability that may arise from wilful misconduct or bad faith on the part of such a person. URI receives and holds the benefit of this release, as agent for its directors and officers.

16.13    Counterparts

  (a)
  This agreement may be executed in any number of counterparts and by the parties on separate counterparts. Each counterpart constitutes the agreement of each party who has executed and delivered that counterpart. Each counterpart constitutes an original of this agreement, and all together constitute one agreement.

  (b)
  This agreement is binding on the parties on the exchange of duly executed counterparts.

  (c)
  The parties agree that a copy of an original executed counterpart sent by electronic mail or facsimile machine to the e-mail address or facsimile number of the other party specified in clause 15, instead of the original, is sufficient evidence of the execution of the original and may be produced in evidence for all purposes in place of the original.

16.14    Entire agreement

  (a)
  This agreement:

  (i)
  embodies the entire understanding of the parties and constitutes the entire terms agreed on between the parties; and

  (ii)
  supersedes any prior agreement (whether or not in writing) between the parties.

  (b)
  Despite clause 16.14(a), the Confidentiality Agreement continues to apply to the parties in accordance with its terms, except to the extent of any express inconsistency, in which case this agreement prevails.

16.15    No representation or reliance

  (a)
  Each party acknowledges that no party (nor any Person acting on its behalf) has made any representation or other inducement to it to enter into this agreement, except for representations or inducements expressly set out in this agreement.

  (b)
  Each party acknowledges and confirms that it does not enter into this agreement in reliance on any representation or other inducement by or on behalf of any other party, except for any representation or inducement expressly set out in this agreement.

16.16    No merger

  The rights and obligations of the parties will not merge on completion of any transaction under this agreement.

16.17    Governing law

  (a)
  This agreement is governed by the laws applying in Western Australia, Australia.

  (b)
  Each party irrevocably:

  (i)
  submits to the non-exclusive jurisdiction of the courts of Western Australia, Australia and of the courts competent to determine appeals from those courts, with respect to any proceedings that may be brought at any time relating to this agreement; and

  (ii)
  waives any objection it may now or in the future have to the venue of any proceedings, and any claim it may now or in the future have that any proceedings have been brought in an inconvenient forum, if the venue of those proceedings fall within clause 16.17(b)(i).

 Schedule 1—Indicative Timetable

Date
Event
Enter into Scheme Implementation Agreement	Wednesday 3 June 2015
Despatch URI Notice of Meeting to URI Shareholders	Tuesday 30 June 2015 (Denver time)
Lodge Explanatory Booklet with ASIC for review and comment	Friday 17 July 2015
First Court Date	Wednesday 5 August 2015
Explanatory Booklet registered with ASIC	Wednesday 5 August 2015
Despatch Explanatory Booklet to Anatolia Shareholders, Anatolia Optionholders and Anatolia Performance Shareholders	Friday 7 August 2015
URI Shareholder Meeting	Monday 10 August 2015 (Denver time)
Scheme Meetings	Thursday 10 September 2015
Second Court Date	Wednesday 16 September 2015
Effective Date—lodge office copy of Court order approving the Scheme with ASIC	Thursday 17 September 2015
Record Date	7.00pm (Perth time) on Thursday 24 September 2015
Implementation Date: Issue and allot New URI Shares, CDI Shares, New URI Options, CDI Options and New URI Performance Shares. Reconstitute boards of each Anatolia Group company	Thursday 1 October 2015

 Signing page

EXECUTED as an agreement.

Executed by Anatolia Energy Limited ABN 68 076 577 994
/s/ PAUL CRONIN Signature of director	/s/ PATRICK BURKE Signature of director/company secretary (Please delete as applicable)
Paul Cronin Name of director (print)	Patrick Burke Name of director/company secretary (print)
Executed by Uranium Resources, Inc. (a company incorporated in Delaware)
/s/ CHRISTOPER M. JONES Signature of director	/s/ JOHN W. LAWRENCE Signature of company secretary
Christoper M. Jones Name of director (print)	John W. Lawrence Name of company secretary (print)

ANNEX B

Execution Version

LOAN AGREEMENT

Between

ANATOLIA ENERGY LIMITED

as the Borrower,

and

URANIUM RESOURCES, INC.

as the Lender

Dated as of 22 June 2015

B-i

B-ii

LOAN AGREEMENT

        This LOAN AGREEMENT (this "Agreement") dated as of 22 June 2015 (the "Closing Date") is by and between ANATOLIA ENERGY LIMITED, an Australian public company, as the borrower (the "Borrower") and URANIUM RESOURCES, INC., a corporation organized and existing under the laws of the State of Delaware, as the lender (together with its successors and assigns, the "Lender").

Recitals

        A.    The Borrower desires to borrow, and the Lender is prepared to lend to the Borrower, up to Two Million Australian Dollars (A$2,000,000) as a loan to be advanced in two equal tranches (individually and collectively referred to as the "Loan"), subject to the terms and conditions set forth herein. The Borrower shall use the proceeds of each tranche of the Loan in accordance with the use of proceeds described herein.

        B.    This Agreement and all amounts due hereunder will be secured by the Borrower's shares in Anatolia Uranium Pty Ltd as further described herein and in the Specific Security Deed.

        C.    The Loan shall be a convertible loan that may, at the option of the Lender, be converted into Shares, all on the terms and conditions set forth herein. Prior to the Conversion Effective Date, the Loan is not convertible into Shares.

        D.    The Borrower and the Lender desire hereby to provide for the Loan and the collateral security therefor on the terms and conditions set forth herein.

Agreement

        NOW, THEREFORE, in consideration of the following mutual covenants and agreements, the parties hereby agree as follows:

ARTICLE 1

CERTAIN DEFINITIONS AND ACCOUNTING PRINCIPLES

        1.1    Certain Defined Terms.     As used in this Agreement and unless otherwise expressly indicated, the following terms shall have the following meanings:

        "Accounting Standards" means the accounting standards made or in force under the Corporations Act 2001 (Cth), and if any matter is not covered by those accounting standards, generally accepted Australian accounting principles.

        "Affiliate" means, with respect to a Person, (i) any partner, director, ten percent (10%) or more shareholder, manager, member, managing agent, director, officer or employee of that Person or that Person's Affiliates; and (ii) any other Person (A) that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, that Person; (B) that directly or indirectly owns or holds (legally or beneficially) ten percent (10%) or more of any class of voting stock or partnership, membership or other voting interest of that Person; or (C) ten percent (10%) or more of the voting stock or partnership, membership or other voting interest of which is directly or indirectly owned or held (legally or beneficially) by that Person.

        "Agreement" has the meaning set forth in the Preamble to this Agreement.

        "Anatolia Disclosure Letter" has the meaning given in the Scheme Implementation Agreement.

        "Anatolia Due Diligence Materials" has the meaning given in the Scheme Implementation Agreement.

        "Applicable Interest Rate" means the Interest Rate or the Default Rate, as applicable.

        "Bankruptcy Code" means the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded or replaced from time to time.

        "Bankruptcy Laws" shall mean the Bankruptcy Code or the Australian equivalent and all other Governmental Requirements pertaining or applicable to bankruptcy, insolvency, debtor relief, debtor protection, liquidation, reorganization, winding up, arrangement, receivership, administration, moratorium, assignment for the benefit of creditors or other similar laws applicable in the United States, Australia or other applicable jurisdictions as in effect from time to time.

        "Borrower" has the meaning specified in the Preamble to this Agreement.

        "Borrower Securities" means securities or instruments granted by the Borrower that confer upon their holder the right (whether conditional or not) to acquire by way of issue one or more Shares or other equity interest in the Borrower, including any options and performance shares.

        "Budget" means the detailed budget for the exploration, development, management and operation of the Borrower using the proceeds of the Loan and other available funds, as well as to all other general, administrative and others costs and expenses of the Borrower, as such budget is updated, revised and amended from time to time in accordance with the terms hereof; the current Budget in effect as of the date hereof, which has been approved by the Board of Directors of the Borrower, is attached hereto as Exhibit A.

        "Business Day" means a day, other than a Saturday or Sunday or statutory holiday, on which banks in Denver, Colorado are open for business.

        "Change of Control" means: (i) the acquisition of the Borrower by another entity by means of any transaction or series of related transactions to which the Borrower and/or its stockholders is party (including, without limitation, any stock acquisition, scheme of arrangement, reorganization, merger or consolidation but excluding any sale of stock by the Borrower for capital-raising purposes) other than a transaction or series of transactions in which the holders of the voting securities of the Borrower outstanding immediately prior to such transaction or series of transactions continue to retain (either by such voting securities remaining outstanding or by such voting securities being converted into voting securities of the surviving entity), as a result of shares in the Borrower held by such holders prior to such transaction, at least 75% of the total voting power represented by the voting securities of the Borrower or such surviving entity outstanding immediately after such transaction or series of transactions; or (ii) a sale, lease, exclusive license or other conveyance of all or substantially all of the assets of the Borrower. For the avoidance of doubt, a Change of Control includes a change of control that will occur on completion of the Proposed Transaction.

        "Closing Date" has the meaning set forth in the Preamble to this Agreement.

        "Commitment" means, collectively, the Tranche One Commitment and the Tranche Two Commitment, in the aggregate amount of Two Million Australian Dollars (A$2,000,000).

        "Conversion Amount" has the meaning specified in Section 8.2(a).

        "Conversion Effective Date" means (i) the date a Change of Control occurs, (ii) if the Shareholder Approval is not received, the date of such related shareholder meeting, and (iii) December 30, 2015.

        "Conversion Notice" has the meaning specified in Section 8.2(a).

        "Conversion Period" means the period of time beginning on the Conversion Effective Date and ending on the Scheduled Maturity Date.

        "Conversion Price" means A$0.08 per Share.

        "Conversion Provisions" means the terms and conditions pursuant to which the Lender may elect to exercise its Conversion Rights as provided in Article 8 hereof, and to receive payment in Shares.

        "Conversion Rights" has the meaning specified in Section 8.2(a).

        "Conversion Shares" has the meaning specified in Section 8.1.

        "Corporations Act" means the Corporations Act 2001 (Cth) of Australia.

        "Date of Default" has the meaning specified in Section 9.2(a).

        "Default" means any Event of Default or any condition or event which, after notice or lapse of time or both, would constitute an Event of Default.

        "Default Rate" means the interest rate applicable to the Loan during periods when any amounts payable by the Borrower, whether as principal repayments, interest payments, expenses payments or other amounts, are due and payable but unpaid by the Borrower, which interest rate shall be at a rate per annum equal to the Interest Rate plus six percent (6%).

        "Directed Advance" has the meaning specified in Section 3.5.

        "Dispute" has the meaning specified in Schedule 10.8.

        "Dollars" and the symbol "A$" or the symbol "$" each mean dollars in lawful currency of Australia.

        "Environmental Laws" means Governmental Requirements relating to pollution or protection of the environment, including Governmental Requirements relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes which are applicable to the Borrower or any Subsidiary thereof, or the activities of and properties or assets owned, controlled or managed by the Borrower or any Subsidiary thereof.

        "Event of Default" has the meaning set forth in Section 9.1.

        "Excluded Shareholder" shall have the meaning set forth in the Scheme Implementation Agreement.

        "Excluded Taxes" means, with respect to the Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, income or franchise Taxes imposed on (or measured by) the taxable income of the Lender or such recipient, as the case may be, or capital Taxes imposed on (or measured by) the taxable capital of the Lender or such recipient, in each case by the jurisdiction under the applicable law of which such recipient is organized or in which its principal office is located or which exercises valid taxation jurisdiction over such recipient, but for greater certainty, Excluded Taxes do not include withholding taxes imposed on the Lender or any such recipient in respect of payments or deliveries hereunder.

        "Expropriation Event" means the appropriation, confiscation, expropriation, cancellation, seizure or nationalization (by Governmental Requirement, intervention, court order, condemnation, exercise of eminent domain or other action or form of taking) of ownership or control of the Borrower or any of its Subsidiaries or of any material project or property or any substantial portion thereof, or any substantial portion of the rights related thereto, or any substantial portion of the economic value thereof, or which prevents or materially interferes with the ability of a Person to own or operate the property or business subject to such action, including by the imposition of any Tax, fee, charge or royalty.

        "External Administrator" means an administrator, controller or managing controller (each as defined in the Corporations Act), trustee, provisional liquidator, liquidator or any other person (however described) holding or appointed to an analogous office or acting or purporting to act in an analogous capacity.

        "Governmental Authority" means the government of any nation and any state, provincial, territorial, divisional, county, regional, city and other political subdivision thereof, any tribal, aboriginal or native government or corporation, and any union or commonwealth of multiple countries, such as the European Union, in each case in which any property of the Borrower is located or which exercises valid jurisdiction over any such property or the Borrower, or in which the Borrower conducts business or is otherwise present, and any entity, court, arbitrator or board of arbitrators, agency, department, commission, board, bureau, regulatory authority or instrumentality of any of them exercising executive, legislative, judicial, regulatory or administrative functions that exercises jurisdiction over the Borrower or its properties or assets, and any securities exchange or securities regulatory authority to which the Borrower is subject.

        "Governmental Requirement" means any law, statute, code, ordinance, treaty, order, rule, regulation, judgment, ruling, decree, injunction, franchise, permit, certificate, license, authorization, approval or other direction or requirement (including Environmental Laws, energy regulations, occupational, safety and health standards or controls, taxation laws and Securities Laws) of any Governmental Authority.

        "Indebtedness" means, for any Person, without duplication, all indebtedness and liabilities of such Person determined in accordance with the Accounting Standards.

        "Indemnified Party" has the meaning specified in Section 10.5.

        "Interest Payment Date" means (i) the first Business Day following each Quarterly Date beginning September 30, 2015 and (ii) the Maturity Date.

        "Interest Rate" means twelve percent (12%) per annum.

        "Interest Shares" has the meaning specified in Section 3.1(b).

        "Lender" has the meaning set forth in the Preamble to this Agreement.

        "Lien" means any mortgage, deed of trust, debenture, lien, pledge, charge, security interest, 'security interest' as defined in the PPS Law, hypothecation, indenture, preferential right, assignment, option, production payment or other lien, encumbrance or collateral security Instrument in, on or to, any property or asset; or, the title of any vendor, lessor, lender or other secured party to, or interest or title of any Person under, any conditional sale or other title retention agreement, capital lease or other agreement with respect to any property or asset; or, the signing of any mortgage, deed of trust, pledge, charge, security agreement, hypothecation, indenture, assignment or similar instrument, or the signing or filing of a financing statement, personal property security act filing or other similar instrument, which names such Person as debtor, or the signing of any security agreement or other similar instrument authorizing any other party as the secured party thereunder to file any financing statement, personal property security act filing or other similar instrument. A Person shall be deemed to be the owner of any assets that it has placed in trust for the benefit of the holders of its indebtedness, which indebtedness is deemed to be extinguished under the Accounting Standards but for which such Person remains legally liable, and such trust shall be deemed to be a Lien.

        "Liquidation" means:

          (a)   a winding up, dissolution, liquidation, provisional liquidation, administration, bankruptcy or other proceeding for which an External Administrator is appointed, or an analogous or equivalent event or proceeding in any jurisdiction; or

          (b)   an arrangement, moratorium, assignment or composition with or for the benefit of creditors or any class or group of them.

        "Loan" means, individually or collectively, all loans made to the Borrower pursuant to this Agreement up to the full outstanding principal amount owing to the Lender pursuant to this Agreement, in the maximum cumulative amount of up to Two Million Australian Dollars (A$2,000,000), consisting of the Tranche One Commitment and the Tranche Two Commitment, as further described herein.

        "Loan Documents" means this Agreement, any Promissory Note, the Specific Security Deed, each draw request, and each other instrument executed by the Borrower, or a Subsidiary of the Borrower, and delivered to the Lender in connection with this Agreement or any of the foregoing instruments, whether or not specifically identified in this clause, as any of the foregoing may be amended, modified, supplemented, extended, revised or restated from time to time in accordance with their respective terms.

        "Losses" has the meaning specified in Section 10.5.

        "Market Price" means an amount equal to the VWAP for the Shares for the twenty (20) Trading Days immediately preceding any date of determination.

        "Material Adverse Effect" means, with respect to any Person, an effect, resulting from any event or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), which:

          (a)   is materially adverse to the consolidated business, assets, revenues, financial condition, operations or prospects of such Person; or

          (b)   is materially adverse to the ability of such Person to make any payment or perform any other material obligation required under this Agreement or any other Loan Document.

        "Maturity Date" means the first to occur of (a) if the Shareholder Approval is not obtained, the date that is four (4) months after the related Borrower shareholder meeting date, or (b) the Scheduled Maturity Date, or (c) the date that is four (4) months after the termination date of the Scheme Implementation Agreement, or (d) any date on which the Loan is accelerated by reason of an Event of Default pursuant to Section 10.2; provided that, with respect to this clause (d), the Lender will not accelerate the Loan due to an Event of Default (other than an Event of Default specified in Sections Section 9.1(e) or (k)) until the date that is four (4) months after the occurrence of such Event of Default.

        "Notice of Dispute" has the meaning set forth in Schedule 10.8.

        "Obligations" means all duties, covenants, agreements, liabilities, indebtedness, indemnifications and obligations of the Borrower with respect to the repayment, payment or performance of all Indebtedness, liabilities and obligations (monetary or otherwise) of the Borrower, each Subsidiary of the Borrower, whenever arising, whether primary, secondary, direct, contingent, fixed or otherwise, and whether joint, several, or joint and several, established by or arising under or in connection with this Agreement or any other Loan Document, including, in each case, the payment of principal, interest, fees, expenses, reimbursements and indemnification obligations.

        "Other Taxes" has the meaning specified in Section 3.6(b).

        "Permitted Liens" means those Liens permitted by Section 7.2.

        "Person" means an individual, partnership, corporation (including a business trust), joint venture, limited liability company or other entity, or a Governmental Authority.

        "Personal Property Securities Register" means the register established under section 147 of the PPSA.

        "PPS Law" means:

          (a)   the PPSA and any regulation made at any time under the PPSA, including the PPS Regulations (each as amended from time to time); and

          (b)   any amendment made at any time to any other legislation as a consequence of a law or regulation referred to in paragraph (a).

        "PPS Regulations" means the Personal Property Securities Regulations 2010 (Cth) of Australia.

        "PPSA" means the Personal Property Securities Act 2009 (Cth) of Australia.

        "Promissory Note" means the senior, secured promissory note made by the Borrower payable to the order of the Lender in the principal amount of up to Two Million Australian Dollars (A$2,000,000), as such promissory note may be amended, modified, supplemented, extended, renewed, restated or replaced from time to time.

        "Proposed Transaction" means the proposed acquisition by the Lender, in accordance with the terms and conditions of the Scheme Implementation Agreement, of all of the Shares (other than any Shares held by an Excluded Shareholder), and the proposed acquisition by the Lender or cancellation of all of the Borrower Securities, through the implementation of the schemes described in the Scheme Implementation Agreement.

        "Quarterly Date" means each March 31, June 30, September 30 and December 31 of each fiscal year.

        "Repayment Date" has the meaning specified in Section 3.2(c).

        "Scheduled Maturity Date" means December 31, 2015.

        "Scheme Implementation Agreement" means that certain Scheme Implementation Agreement, dated as of June 3, 2015, between the Borrower and the Lender.

        "Securities Laws" means all Governmental Requirements applicable to equity interests and the issuance of equity interests and the respective rules and regulations applicable thereto together with all binding policy statements, national instruments, orders, blanket rulings, mandatory guidelines and other applicable regulatory acts and instruments, together with all regulations, policies, rules or requirements imposed by any applicable securities exchange, trading platform or other Person.

        "Shareholder Approval" means the requisite approval of the Share Scheme, Option Scheme and Performance Share Scheme (as such terms are defined in the Scheme Implementation Agreement) by the Borrower's shareholders, optionholders and performance shareholders, respectively, at the applicable Scheme Meeting (as such term is defined in the Scheme Implementation Agreement).\

        "Shares" means the issued fully paid ordinary shares in the capital of the Borrower.

        "Specific Security Deed" means the Specific Security Deed (marketable securities) given by the Borrower for the benefit of the Lender, with respect to the shares of Anatolia Uranium Pty Ltd directly owned by the Borrower.

        "Subsidiary" means, in respect of any Person at any date, any corporation, company, limited liability company, association, joint venture or other business entity of which securities, membership interests or other ownership interests representing fifty percent (50%) or more of the voting power of all equity interests are owned or held, directly or indirectly, by such Person.

        "Taxes" has the meaning specified in Section 3.6(a).

        "Trading Day" means a day on which the Australian Securities Exchange or such other public stock exchange on which the Shares are principally traded is open and on which Shares are traded.

        "Tranche" means, individually and collectively, each tranche of the Loan, including the Tranche One Commitment and the Tranche Two Commitment.

        "Tranche One Commitment" means One Million Dollars (A$1,000,000).

        "Tranche One Commitment Period" means the period of time beginning on the Closing Date to, but not including, September 15, 2015.

        "Tranche Two Commitment" means One Million Dollars (A$1,000,000).

        "Tranche Two Commitment Period" means from the period from September 15, 2015 to the Scheduled Maturity Date.

        "VWAP" means Volume-Weighted Average Price, being the price per Share calculated by dividing (x) an amount equal to the total value of Shares traded during a particular time period, by (y) an amount equal to the total volume of Shares traded over that particular time period, which shall be based on the price and volume quotes provided by the Australian Securities Exchange or such other applicable public stock exchange and published by Bloomberg, which amount shall be calculated by the Lender and deemed to be accurate absent manifest error.

        1.2    Accounting Principles.     All accounting terms not otherwise defined herein shall be construed, all financial computations required under this Agreement shall be made, and all financial information required under this Agreement shall be prepared, in accordance with the Accounting Standards applied on a basis consistent with the financial statements referred to in Section 5.1(f) except as specifically provided herein.

        1.3    Other Definitional Provisions; Date and Time References.

          (a)   The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

          (b)   The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          (c)   The word "including" means "including without limitation" or "including, but not limited to," and does not create or denote a limitation.

          (d)   Unless otherwise expressly indicated, each reference to a time or date in any Loan Document shall be to the date and time in Denver, Colorado, United States of America.

          (e)   Any calculation to be made under this Agreement shall be, in all instances, calculated by the Lender, acting in good faith, by reference to the terms, conditions and formulas described in this Agreement, and each such calculation shall be deemed controlling and final, absent manifest error.

        1.4    Australian provisions.

          (a)   A reference to an event where the Borrower "generally shall not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due" will be deemed to occur to the extent that any of the following occurs in respect of the Borrower:

              (i)  it becomes insolvent within the meaning of section 95A, or is taken to have failed to comply with a statutory demand under section 459F(1), or must be presumed by a court to be insolvent under section 459C(2), or is the subject of a circumstance specified in section 461 (whether or not an application to court has been made under that section) or, if the person is a Part 5.7 body, is taken to be unable to pay its debts under section 585, of the Corporations Act;

              (ii)  except with the Lender's consent it is the subject of a Liquidation, or an order or an application is made for its Liquidation, or an effective resolution is passed or meeting summoned or convened to consider a resolution for its Liquidation;

             (iii)  an External Administrator is appointed to it or any of its assets or a step is taken to do so or its Affiliate requests such an appointment;

            (iv)  a step is taken under section 601AA, 601AB or 601AC of the Corporations Act to cancel its registration;

             (v)  an analogous or equivalent event to any listed above occurs in any jurisdiction; or

            (vi)  it stops or suspends payment to all or a class of creditors generally; and

          (b)   The parties acknowledge the principles that a court of Australia may:

              (i)  not give effect to a choice of law to govern a Loan Document in all circumstances, including without limitation in the case of a choice of law in connection with Part 7.2 of the PPSA which provides that the validity, perfection, and effect of perfection or non-perfection of a security interest in relation to personal property is in certain circumstances governed by Australian law, and in other circumstances governed by the law of another jurisdiction; and

              (ii)  recognise and enforce a judgment obtained in relation to a Loan Document in certain foreign jurisdictions specified under regulations only if the requirements of the Foreign Judgments Act 1991 (Cth) of Australia are met and in relation to judgments obtained in other jurisdictions any enforcement would require application to be made to a court in Australia to request that the judgment to be enforced based on common law principles.

ARTICLE 2

COMMITMENT; USE OF PROCEEDS; FEES; FUTURE EQUITY FINANCINGS

        2.1    Commitment.     Subject to all of the terms and conditions of this Agreement and subject to the satisfaction of the applicable conditions precedent set forth herein, the Lender agrees to advance the Loan to the Borrower as follows:

          (a)    Tranche One Commitment.    During the Tranche One Commitment Period, (i) subject to satisfaction of the conditions precedent set forth in Article 4, the Lender agrees to advance the Tranche One Commitment to the Borrower in one or multiple advances beginning on the Closing Date and on the 15th of each month thereafter as requested by the Borrower in accordance with the Budget. The obligation of the Lender to advance any portion of the Tranche One Commitment shall terminate on the last day of the Tranche One Commitment Period.

          (b)    Tranche Two Commitment.    During the Tranche Two Commitment Period, subject to satisfaction of the conditions precedent set forth in Article 4, the Lender agrees to advance the Tranche Two Commitment to the Borrower in one or multiple advances beginning on September 15, 2015 and on the 15th of each month thereafter as requested by the Borrower in accordance with the Budget. The obligation of the Lender to advance the Tranche Two Commitment shall terminate on the last day of the Tranche Two Commitment Period.

        2.2    Borrowing Procedure and Funding.

          (a)   The Borrower shall submit a written draw request by the 15th day of the month preceding the month for which the requested funds are budgeted (e.g., in the case of a funds requested for expenditures in September, the Borrower shall submit the draw request by no later than 15 August) other than in respect of the first draw down request (where a written draw request may be given on the Closing Date in respect of funds budgeted for the next calendar month commencing after the Closing Date). The draw request shall be signed by the Borrower, shall be irrevocable and shall specify: (i) that a Loan is requested by the Borrower, identifying the Tranche that is being requested, (ii) the Loan is in accordance with the Budget, and (iii) such other information and certifications as the Lender shall otherwise have reasonably requested. In addition, each draw request shall be accompanied by a written certification from an executive officer of the Borrower that, as of the date of the draw request, (x) all representations and warranties contained in Article 5 of this Agreement continue to be true and correct, (y) no Event of Default has occurred or is continuing hereunder, and (z) the Borrower continues to be in compliance in all respects with all other terms, covenants and conditions contained in the Loan Documents.

          (b)   Subject to the satisfaction of the applicable conditions precedent set forth in Article 4, the Lender shall disburse the proceeds of each Tranche of the Loan by the 25th day of the month preceding the month for which the requested funds are budgeted, in the amount set forth in the applicable draw request, by wire transfer of funds to an account designated by the Borrower.

          (c)   Any part of the Loan that has been repaid by the Borrower may not be re-borrowed and shall not be re-advanced to the Borrower (except by the Lender in its sole discretion as a Directed Advance pursuant to Section 3.5).

        2.3    Convertible Loan.     During the Conversion Period, all or any portion of the Commitment, whether or not outstanding, may be converted into a convertible loan at the discretion of the Lender subject to the Conversion Provisions, on the terms and conditions applicable to a convertible loan set forth herein, without any further action or the delivery of any instrument, effective on and as of the Conversion Date. During the Conversion Period, any portion of the Commitment advanced as a Loan shall be advanced as a convertible loan and the Loan will be convertible into Shares in accordance with the Conversion Provisions.

        2.4    Repayment.     The principal amount of the Loan, together with interest thereon and all fees, costs and other amounts then owing, shall be due and payable in full on the Maturity Date. The Borrower covenants and agrees to repay the Loan, together with interest thereon, in accordance with the terms of this Agreement. Any part of the Loan that has been repaid by the Borrower may not be re-borrowed and shall not be re-advanced to the Borrower (except by the Lender in its sole discretion as a Directed Advance pursuant to Section 3.5).

        2.5    Use of Proceeds.     The Borrower will utilize the Loan solely for critical project costs for the Temrezli and Sefaatli projects and for general and administrative costs in accordance with, and as specified in, the Budget. Under no circumstances, unless with prior written consent of the Lender, shall any portion of the Loan advances be used to pay employee or consultant bonuses.

        2.6    Anti-Dilution Rights.

          (a)   The Conversion Price and all Shares to be delivered to the Lender hereunder, whether as Interest Shares, Conversion Shares or otherwise, shall be adjusted to prevent dilution and to reflect any changes in the Borrower's capital structure that may occur prior to issuance of Shares to the Lender, in each case, as described in clause (b) below.

          (b)   In the event that Borrower shall at any time after the Closing Date (A) issue any equity interests of the Borrower at a price per Share less than the Conversion Price, (B) declare a dividend on the Shares payable in Shares, (C) subdivide or split the outstanding Shares, (D) combine or consolidate the outstanding Shares into a smaller number of Shares through a reverse stock split or otherwise, or (E) issue any shares of its capital stock in a reclassification of the Shares (including any such reclassification in connection with a consolidation or merger in which the Borrower is the continuing or surviving corporation), (1) if the record date for such dividend or the effective date of such subdivision, split, combination, consolidation or reclassification shall occur during the 20 Trading Days preceding any date of determination of Market Price, the VWAP for any Trading Days before such record date or effective date shall be proportionately adjusted as if such dividend, subdivision, split, combination, consolidation or reclassification had occurred before such Trading Day, (2) the number and kind of Shares or capital stock, as the case may be, issuable on the record date for such dividend or the effective date of such subdivision, split, combination, consolidation or reclassification shall be proportionately adjusted so that the Lender after such time shall be entitled to receive the aggregate number and kind of Shares or capital stock, as the case may be, which, if the Shares issuable under the Agreement were issued immediately prior to such date and at a time when the ordinary shares transfer books of the Borrower were open, the Lender would have owned upon such issuance and been entitled to receive by virtue of such dividend, subdivision, split, combination, consolidation or reclassification, and (3) the Conversion Price shall be proportionately adjusted by the Lender on the effective date of such subdivision, split, combination, consolidation, issuance or sale to reflect the effect of such subdivision, split, combination, consolidation, issuance or sale. If any event of the type contemplated by the provisions of this Section 2.6 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features) occurs, then the Lender shall make an appropriate adjustment in the Conversion Price and/or the Market Price, as the case may be, and the number of Shares issuable as Interest Shares, Conversion Shares or otherwise shall be adjusted so as to protect the rights of the Lender in a manner consistent with the provisions of this Section 2.6.

        2.7    Change of Control.     If a Change of Control occurs at any time while the Loan is outstanding, upon the election of the Lender, either (i) the Lender will have all principal and accrued but unpaid interest under the Loan repaid in full in accordance with Section 2.4 above, or (ii) all principal, together with all accrued and unpaid interest under the Loan, shall be converted immediately prior to the Change of Control into Shares at the Conversion Price in accordance with the Conversion Provisions.

        2.8    No Fees or Commissions.     Neither the Borrower nor the Lender has incurred, nor will they incur, directly or indirectly any liability for brokerage or finder's fees or agent's commissions or any similar charges or fees in connection with this Agreement or the issuance of any Shares to the Lender contemplated hereby.

 ARTICLE 3

PROCEDURE AND PAYMENT

        3.1    Interest.

          (a)    General.    Interest on the Loan shall accrue and shall be payable by the Borrower at the Applicable Interest Rate, as further described below. On each Interest Payment Date, the Borrower shall pay interest on the outstanding principal amount of the Loan with respect to each quarterly period ending on the Quarterly Date immediately prior to such Interest Payment Date at a rate of interest per annum equal to the Applicable Interest Rate based on a 360-day year. Accrued but unpaid interest shall be payable in full on the Maturity Date.

            (i)    Interest Rate.    Interest on the Loan shall accrue and shall be payable by the Borrower at the Interest Rate.

            (ii)    Default Interest.    Interest on the Loan shall accrue and shall be payable by the Borrower at the Default Rate during all periods when an Event of Default has occurred and remains outstanding. Interest accruing at the Default Rate shall be payable on demand in immediately available funds in Australian Dollars.

          (b)    Payment of Interest by Delivery of Shares.    The Borrower shall pay interest on the Loan by delivery of Shares (the "Interest Shares") valued at the Market Price to the Lender on each Interest Payment Date. At the option of the Lender in its sole discretion, as evidenced by a written notice thereof delivered to the Borrower within three (3) Business Days prior to each Quarterly Date immediately prior to such Interest Payment Date, the Borrower shall pay interest on the Loan in Australian Dollars. The number of Interest Shares which are required to be delivered by the Borrower to the Lender in satisfaction of any interest payment payable by the delivery of Interest Shares shall be determined by the Lender by dividing (i) the Dollar amount of the interest on the Loan which is due as of the Quarterly Date immediately prior to such Interest Payment Date, by (ii) the Market Price on such Quarterly Date immediately prior to such Interest Payment Date. Payment of interest shall be deemed satisfied upon delivery to the Lender of the interest then due: (x) in Australian Dollars or (y) by the applicable number of Interest Shares, as directed by the Lender, in either case, on or prior to the applicable Interest Payment Date. If the Lender elects to receive Interest Shares in satisfaction of the payment of interest for any period of time and the Borrower needs shareholder approval to issue such Shares, then delivery of such Interest Shares shall be deferred until after applicable shareholder approval and shall be delivered to the Lender by no later than the fifth (5th) Business Day following such shareholder approval meeting; provided, that if the shareholders of the Borrower fail to approve such Shares, then such interest shall be immediately due and payable in immediately available funds.

          (c)    Fractional Interests.    The Borrower shall not be required to issue fractional Interest Shares upon payment of interest on the Loan in Interest Shares. If any fraction of a Share would, except for the provisions of this Section 3.1(c), be issuable upon payment of interest on the Loan in Interest Shares (or specified portion thereof), the Borrower shall issue to the Lender one (1) share for a fraction of an Interest Share greater than or equal to 0.50 and shall issue zero (0) shares for a fraction of an Interest Share less than 0.50.

        3.2    Repayment of the Loan.

          (a)    Principal Repayment.    The Loan shall be due and payable in full on the Maturity Date. The Borrower will repay the Loan, together with accrued interest on such repaid amount, in full upon the Maturity Date.

          (b)    Voluntary Prepayment.    Upon not less than five (5) Business Days' prior written notice to the Lender, the Borrower may at any time prepay all of the Loan (but not less than the entire outstanding amount of the Loan) without penalty. Upon the giving of notice of prepayment, which shall be irrevocable, the prepayment, together with all interest accrued through the prepayment date, shall be due and payable on the date set forth therein. Amounts prepaid by the Borrower may not be re-borrowed by the Borrower (except, at the option of the Lender, as a Directed Advance made by the Lender pursuant to Section 3.5).

          (c)    Payment of Interest by Delivery of Shares.    The Borrower shall pay interest accrued through such repayment date or prepayment date in Interest Shares. At the option of the Lender in its sole discretion, as evidenced by a written notice thereof delivered to the Borrower within three (3) Business Days prior to the date for repayment or prepayment set forth respectively in Sections 3.2(a) or 3.2(b) above (the "Repayment Date"), the Borrower shall pay interest associated with such repayment or prepayment in Australian Dollars. The number of Interest Shares which are required to be delivered by the Borrower to the Lender in satisfaction of any interest payment payable by the delivery of Interest Shares shall be determined by the Lender by dividing (i) the Dollar amount of the interest on the portion of the Loan which is to be repaid or prepaid, by (ii) the Market Price as of the date immediately prior to the Repayment Date. Payment of interest shall be deemed satisfied upon delivery to the Lender of the interest then due: (x) in Australian Dollars on or prior to the Repayment Date or (y) by the applicable number of Interest Shares on or prior to the Repayment Date, in each case in the form directed by the Lender.

        3.3    Priority of Payments.     All payments made by the Borrower shall be applied first to any amounts (other than principal or interest) then payable by the Borrower hereunder or under any other Loan Documents, then to accrued and unpaid interest on the Loan so paid, then to the principal amount of the Loan.

        3.4    Payments and Computations.     Except as otherwise expressly provided in this Agreement, payments by the Borrower pursuant to this Agreement or any other Loan Document, whether in respect of the Loan, interest or otherwise (other than interest or fee payments made by delivery of Shares), shall be made by the Borrower to the Lender not later than 12:00 noon (Denver, Colorado time) on the date due by delivery of Australian Dollars in immediately available funds to such account designated from time to time by notice from the Lender to the Borrower in writing at least two (2) Business Days before any such due date. Except as otherwise expressly provided in this Agreement, payments by the Borrower pursuant to this Agreement or any other Loan Document of interest, fees or other amounts in Shares shall be made by the Borrower to the Lender not later than 12:00 noon (Denver, Colorado time) on the date due by delivery of one or more duly authorized and issued Share certificates evidencing the number of Shares then due, issued in the name of the Lender or such Affiliate of the Lender as designated by the Lender in writing. All payments under this Agreement to be made by the delivery of Shares shall be made by the delivery of Shares. All decisions with respect to the payment of interest, fees or other amounts under this Agreement by either (i) the delivery of Shares, or (ii) the payment of immediately available funds, shall be made by the Lender in its sole discretion. All payments hereunder, whether by delivery of Shares or of Australian Dollars, shall be made by the Borrower without set off, deduction, withholding or counterclaim not later than on the date when due. Any payments received hereunder after the time and date specified in this Section 3.4 shall be deemed to have been received by the Lender on the next following Business Day. All interest shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest is payable over a year comprised of three hundred sixty (360) days. Whenever any payment to be made hereunder shall otherwise be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing interest, if any, in connection with such payment.

        3.5    Directed Advances (a).     At any time during the Conversion Period, if the Borrower has repaid the Loan, the Lender, in its sole discretion, has the right and option, but shall have no obligation, to cause a re-advance (a "Directed Advance") of such repaid amount, or any portion thereof, to be made to the Borrower for the purpose of allowing the Lender to convert such Loan provided to the Borrower pursuant to a Directed Advance into Conversion Shares in accordance with the Conversion Provision. Directed Advances shall be evidenced by the Lender's delivery of notice in writing to the Borrower, such notice to be delivered to the Borrower at least ten (10) Business Days prior to the date on which the Directed Advance referred to therein is made and the related conversion into Conversion Shares takes place. The Lender may make a Directed Advance at any time during the Conversion Period if the Borrower has repaid the Loan during the Conversion Period, and this Section 3.5 shall remain in force and effect in accordance with its terms until the Scheduled Maturity Date, notwithstanding full and final payment and performance of the Obligations. Any Loan received by the Borrower pursuant to a Directed Advance shall be immediately converted into Conversion Shares pursuant to the Conversion Provisions and such Loan shall be deemed repaid upon delivery to the Lender of the appropriate number of Conversion Shares in satisfaction of such Directed Advance, as calculated in accordance with the Conversion Provisions.

        3.6    Taxes.

          (a)    General.    Any and all payments and the delivery of any and all certificates, Shares, securities or other property or consideration by the Borrower hereunder shall be made in full, free and clear of and without deduction or withholding for any and all present or future taxes, levies, duties, imposts, assessments, deductions, charges, withholdings or other similar amounts, and all liabilities with respect thereto imposed on the Borrower, other than Excluded Taxes (all such non-excluded taxes, levies, duties, imposts, assessments, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct or withhold any Taxes from or in respect of any such payment, certificate, Share, security or other property or consideration payable or deliverable hereunder to the Lender, (i) the sum payable and the certificates, Shares, securities and other property or consideration so deliverable shall, subject to applicable law, be increased as may be necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums, certificates, Shares, securities and other property or consideration payable or deliverable under this Section 3.6) the Lender receives an amount and certificates, Shares, securities and other property or consideration as the case may be equal to the amount and certificates, Shares, securities and other property or consideration it would have received had no such deductions or withholdings been made, (ii) the Borrower shall make such deductions or withholdings and (iii) the Borrower shall pay the full amount required to be deducted or withheld to the relevant taxation authority or other authority in accordance with applicable law and within the time for payment prescribed by applicable law. If the Lender receives a credit against Excluded Taxes for any amounts deducted or withheld, the Lender shall deliver to the Borrower the amount of such credit.

          (b)    Other Taxes.    In addition, the Borrower agrees to pay any present or future stamp, sales, use or documentary taxes or any other excise or property taxes, charges, duties or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, any of the Loan Documents, or any instrument contemplated thereby (hereinafter referred to as "Other Taxes"), other than Excluded Taxes.

          (c)    Tax Indemnity.    The Borrower hereby indemnifies the Lender for, and agrees to hold the Lender harmless from, the full amount of all Taxes and Other Taxes payable by the Lender (other than Excluded Taxes) and any liability, cost or amount (including penalties, interest and expenses) arising therefrom or with respect thereto.

          (d)    Payment of Taxes.    Within thirty (30) days after the date required for payment of any Taxes or Other Taxes required to be deducted or withheld by the Borrower in respect of any payment or delivery to the Lender, the Borrower will furnish to the Lender a form of evidence of payment thereof acceptable to the Lender in its sole discretion, acting reasonably.

          (e)    Survival.    Without prejudice to the survival of any other agreement hereunder, the agreements and obligations contained in this Section 3.6 shall survive the payment in full of the Loan, interest thereon and any other amounts due hereunder.

          (f)    Further Assurances.    After receipt from the Borrower of each payment made pursuant to this Section 3.6, the Lender shall, if reasonably requested by the Borrower and at the Borrower's cost and expense, submit and pursue any necessary applications to obtain any refund, credit, allowance, remission or deduction from income otherwise determined or tax otherwise payable, to which the Lender may be entitled from the taxation authorities of any relevant taxing jurisdictions in respect of any payment of Taxes or Other Taxes referred to in this Section 3.6. If any such refund shall be received or due payment of tax reduced by reason of such refund, credit, allowance, remission or deduction, the Lender shall, to the extent that it can do so without prejudice to its ability to retain the amount of such refund, credit, allowance, remission or deduction, promptly notify the Borrower thereof and account to the Borrower for an amount equal to the refund received or credit, allowance, remission or deduction given.

        3.7    Usury.     If any provision of this Agreement would oblige the Borrower to make any payment of interest or other amount payable to the Lender in an amount or calculated at a rate which would be prohibited by law or would result in a receipt by that Lender of "interest" at a "criminal rate" or a "usurious rate", then, notwithstanding such provision, such amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by law or so result in a receipt by the Lender of "interest" at a "criminal rate" or a "usurious rate", such adjustment to be effected, to the extent necessary (but only to the extent necessary), as follows: (a) first, by reducing the amount or rate of interest; and (b) thereafter, by reducing any fees, commissions, costs, expenses, premiums and other amounts required to be paid to the Lender which would constitute interest under applicable Governmental Requirements.

ARTICLE 4

CONDITIONS PRECEDENT

        4.1    Conditions Precedent to this Agreement.     The effectiveness of this Agreement is subject to satisfaction (or waiver by the Lender in its sole discretion) of each of the following conditions precedent.

          (a)   The Lender or its counsel shall have received the following, in form and substance as shall be satisfactory to the Lender:

              (i)  this Agreement, duly executed by the Borrower; and

              (ii)  the Promissory Note, duly executed by the Borrower, payable to the order of the Lender;

          (b)   all approvals, consents and authorizations of Governmental Authorities or other Persons required in connection with this Agreement and the other Loan Documents, if any, shall have been obtained and remain in effect;

          (c)   there shall be no pending or threatened (in writing) action or proceeding before any Governmental Authority against or affecting the Borrower which could reasonably be expected to have a Material Adverse Effect on the Borrower;

          (d)   the Borrower shall have delivered to the Lender a copy of the current Budget, which has been approved by the Board of Directors of the Borrower and is in form and substance reasonably satisfactory to the Lender;

          (e)   the Borrower shall have made all public disclosures (including all information material to the Borrower) and submitted all applications, reports and information, and taken all other actions necessary, to comply fully with applicable Securities Laws, and the Lender shall have confirmed such compliance to its satisfaction; and

          (f)    the Lender shall have received all such other approvals, opinions, certificates or documents as the Lender may reasonably request.

The Borrower's tender of a draw request shall be deemed to constitute a representation and warranty by the Borrower as of the date of the Loan that the conditions precedent in paragraphs (a) through (f) of this Section 4.1 have been, and remain, satisfied.

        4.2    Conditions Precedent to All Loans.     The obligation of the Lender to advance any Tranche hereunder is subject to the satisfaction (or waiver by the Lender in its sole discretion) of the following conditions precedent on the date of making such Loan:

          (a)   The Lender or its counsel shall have received the following, in form and substance as shall be satisfactory to the Lender:

              (i)  the Specific Security Deed, duly executed by the Borrower, in favor of the Lender, together with any other instruments, notarizations thereof, notices with respect thereto, determined by the Lender, acting reasonably (including an escrow deed relating to the Borrower's shares in Anatolia Uranium Pty Ltd), to be necessary or desirable to establish, maintain and perfect the Liens established pursuant to the Specific Security Deed;

              (ii)  to the extent not specifically referenced, each other Loan Document, duly executed by the Borrower;

             (iii)  a draw request as described in Section 2.2(a);

            (iv)  all things (including documents) determined by the Lender to be necessary or desirable to register each Loan Document in each relevant jurisdiction and evidence of the registration on the Personal Property Securities Register of each financing statement (as defined in the PPSA) required by the Lender to perfect any Lien created under the Loan Documents;

             (v)  if not already paid, sufficient same day funds to enable the payment of any Taxes chargeable on the Loan Documents, together with all things (including documents) necessary to pay those Taxes;

            (vi)  Share certificates for all issued shares in Anatolia Uranium Pty Ltd which are subject to the Specific Security Deed together with signed blank share transfer forms (being blank as to date, transferee and number of shares) and a certified copy of its share register;

            (vii)  a certified copy of the constitution of Anatolia Uranium Pty Ltd; and

           (viii)  duly completed and executed discharges and releases, in registrable form, of any Lien (other than a Permitted Lien) existing over property and assets the subject of the Specific Security Deed.

          (b)   The representations and warranties made by the Borrower herein, in the Specific Security Deed or which are contained in any certificate furnished at any time under or in connection herewith shall be true and correct on and as of the date of such Loan as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date;

          (c)   No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to such Loan;

          (d)   Immediately after giving effect to the making of any Tranche of the Loan (and the application of the proceeds thereof), the aggregate sum of all outstanding Tranches shall not exceed the respective Commitments;

          (e)   There shall not exist any litigation, investigation, bankruptcy or insolvency, injunction, order or claim affecting or relating to the Borrower or any of its Subsidiaries, which has had, or could reasonably be expected to have, a Material Adverse Effect, or which could reasonably be expected to affect the legality, validity or enforceability of this Agreement or any other Loan Document, that has not been settled, dismissed, vacated, discharged or terminated;

          (f)    The Borrower shall not have suffered a Material Adverse Effect;

          (g)   The Loan requested is advanced in accordance with the Budget; and

          (h)   All conditions set forth in Section 2.1 and Section 2.2, including delivery of an executed written draw request with respect to such Tranche shall have been, and shall remain, satisfied; the Borrower shall have certified the satisfaction of all such conditions precedent by its delivery of a draw request.

Each request for a Loan shall be deemed to constitute a representation and warranty by the Borrower as of the date of each draw request that the conditions precedent applicable thereto have been, and remain, satisfied.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES

        5.1    Representations and Warranties of the Borrower.     The Borrower, for itself and on behalf of each of its Subsidiaries, hereby represents and warrants to the Lender as follows:

          (a)    Qualification and Organization.    It has all requisite corporate power and authority to enter into this Agreement and the other Loan Documents to which it is a party and to carry out the transactions contemplated hereby and thereby. It is otherwise duly qualified to do business as a foreign corporation or other applicable entity in each jurisdiction where the nature of its business or properties requires such qualification, except where the failure to obtain such qualification could not reasonably be expected to result in a Material Adverse Effect. It is properly registered and incorporated as a corporation and validly exists under the laws of the jurisdiction of its incorporation.

          (b)    Authorization; No Conflict.    The execution, delivery and performance by it of this Agreement and of the other Loan Documents to which it is a party have been duly authorized by all necessary shareholder and corporate action on the part of the Borrower or Subsidiary thereof (except for any shareholder approval that may be required in connection with Conversion Provisions, which will be obtained in accordance with the terms of this Agreement)

  and do not and will not (i) contravene the articles of incorporation or similar constituent documents of the Borrower or Subsidiary thereof; (ii) violate any provision of any Governmental Requirement, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Borrower or Subsidiary thereof; or (iii) result in, or require, the creation or imposition of any Lien (other than Liens arising under the Specific Security Deed) upon or with respect to any of the properties now owned by the Borrower or any Subsidiary thereof and, to the knowledge of the Borrower, neither the Borrower nor any Subsidiary thereof is in default in any material respect under any such Governmental Requirement, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument.

          (c)    Governmental and Other Consents and Approvals.    No authorization or approval or other action by or consent of, and no notice to or filing or registration with, any Governmental Authority or any other Person is required (i) for the due execution and delivery of the Loan Documents, and the incurrence and due performance of, the financial obligations of the Borrower or any Subsidiary thereof under this Agreement or any other Loan Document, or (ii) except for ongoing filings obtained in the ordinary course of the Borrower's business, for the due performance of all other Obligations of the Borrower or any Subsidiary thereof under this Agreement or any other Loan Document, except for such authorizations, approvals or other actions as have been obtained or notices or filings as have been made.

          (d)    Binding Obligations.    This Agreement and each of the other Loan Documents constitutes a legal, valid and binding obligation of the Borrower and/or each Subsidiary thereof that is a party thereto, enforceable against the Borrower or Subsidiary thereof that is a party thereto in accordance with their respective terms (except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws or equitable principles affecting enforcement of creditors' rights generally at the time in effect).

          (e)    Litigation.    There is no claim, action, lawsuit, proceeding, arbitration or investigation pending or, to the knowledge of the Borrower, threatened in writing against or involving the Borrower or any Subsidiary thereof, which alleges the violation of any Governmental Requirement, or which questions the validity of this Agreement or any of the other Loan Documents or any action taken or to be taken pursuant to this Agreement or any of the Loan Documents which could reasonably be expected to result in a Material Adverse Effect on the Borrower.

          (f)    Financial Statements; No Material Adverse Change.    The audited consolidated balance sheet of the Borrower as of June 30, 2014, and the related unaudited consolidated statements of operations and deficits of the Borrower for the period then ended, and the unaudited consolidated balance sheet of the Borrower as of December 31, 2014 and the related unaudited statement of operations and deficits of the Borrower for the period then ended, copies of which have been furnished to the Lender, fairly present the consolidated financial condition in all material respects of the Borrower as of such dates and the consolidated results of the operations of the Borrower for the period ended on such dates, all in accordance with the Accounting Standards consistently applied. The Borrower does not have any material contingent liability or liability for taxes, long-term leases or unusual forward or long-term commitments which are not reflected in such financial statements. Since June 30, 2014, except as previously disclosed in writing to the Lender, neither the business, operations or prospects of the Borrower, nor any of its properties or assets, have been affected by any occurrence or development (whether or not insured against) which could reasonably be expected to result, either in any case or in the aggregate, in a Material Adverse Effect on the Borrower.

          (g)    Information Accurate.    All reports, certificates, status updates and other information delivered to the Lender are true, accurate and complete in all material respects. None of the written information delivered to the Lender by the Borrower or Subsidiary thereof in connection with this Agreement or the transactions contemplated hereby or in connection with the business of the Borrower contains any material misstatement of fact or omits to state a material fact, and all projections contained in any such information, exhibits or reports, were based on information which, when delivered, was, to the knowledge of the Borrower, true and correct in all material respects as of the date thereof, and to the knowledge of the Borrower all calculations contained in such projections were accurate in all material respects, and such projections presented the then-current estimate of the future business, operations and affairs of the Borrower or Subsidiary thereof and, since the date of the delivery of such projections, to the knowledge of the Borrower, except as disclosed in the financial statements delivered pursuant to Section 5.1(f), there has been no change in the assumptions underlying such projections, or the basis therefor or the accuracy thereof which has had or could reasonably be expected to result in a Material Adverse Effect; provided, that with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. With respect to any information delivered to the Lender which was prepared by a third party, the Borrower only represents that it does not have knowledge that such information is inaccurate or incomplete in any material respect.

          (h)   Title; Liens.

              (i)  The Borrower and each Subsidiary thereof has good and marketable title to its owned real property and has valid rights to its leased property, free and clear of Liens, except for Permitted Liens;

              (ii)  All taxes, charges, rates, levies and assessments that, if unpaid, would create a Lien or charge on any property of the Borrower, have been paid in full and will be paid in full, in each case prior to delinquency;

             (iii)  All contractors, subcontractors, agents and other Persons providing services, materials or labor on or for the benefit of Borrower have been paid in a timely manner for all work performed or services, goods or labor provided, on or with respect thereto, except where such payments are subject to a bona fide dispute, which is being diligently pursued by the Borrower pursuant to appropriate procedures; and

            (iv)  The Specific Security Deed creates a valid and effective Lien in and on the collateral purported to be covered thereby, which Lien is currently (or will be upon the delivery of the collateral) a perfected first priority Lien, unless solely due to the perfection in accordance with the PPS Law of any Permitted Lien referred to in paragraph 7.2(i) and 7.2(j) of the definition of Permitted Lien.

          (i)    Capital Structure.    The Borrower has duly authorized sufficient Shares to permit the satisfaction of any obligation to issue Shares to the Lender as described herein (including with respect to the issuance of Shares with respect to the Interest Shares).

          (j)    Taxes and Other Payments.    Except for matters which could not reasonably be expected to have a Material Adverse Effect, the Borrower and each Subsidiary thereof has filed all Tax returns and reports required by law to have been filed by it and has paid all Taxes and governmental charges thereby shown to be owing and all claims for sums due for labor, material, supplies, personal property and services of every kind and character provided with respect to, or used in connection with its respective properties and no claim for the same exists except as permitted hereunder, except any such Taxes, charges or amounts which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with the Accounting Standards have been set aside on the books of the Borrower or such Subsidiary, as applicable.

          (k)   Environmental Laws.

              (i)  to the knowledge of the Borrower, any property owned or held by the Borrower has been owned, developed, operated, leased and utilized in material compliance with all applicable Governmental Requirements, including Environmental Laws;

              (ii)  there are no currently outstanding or, to the knowledge of the Borrower pending, consent decrees, clean-up orders, mitigation orders, compliance orders, remediation orders or other material orders, decrees, judgments or other administrative or judicial requirements outstanding under any Environmental Law with respect to any property owned or held by the Borrower;

             (iii)  the Borrower or any Subsidiary thereof has not received any written notice of material violation, alleged material violation, material non-compliance, material notice of investigation, liability or potential material liability or request for information with respect to Environmental Laws or other environmental matters with regard to any property owned or held by the Borrower, nor does the Borrower have knowledge or reason to believe that any such notice will be received or is being threatened; and

            (iv)  to the knowledge of the Borrower, with respect to any property owned or held by the Borrower, there have been no past (which have been adversely determined), and there are no pending or threatened, lawsuits, claims, complaints, injunctions or any other governmental or judicial actions or proceedings with respect to any alleged material violation of any Governmental Requirements, including Environmental Law.

          (l)    Indebtedness.    Except as specifically identified in the financial statements identified in Section 5.1(f), neither the Borrower nor any Subsidiary thereof has any existing Indebtedness in any case in excess of A$125,000 excluding trade creditors in the ordinary course of business.

          (m)    Compliance with Laws, Etc.    The Borrower and each Subsidiary thereof is in compliance in all material respects with all Governmental Requirements, including Environmental Laws and Securities Laws, as applicable.

          (n)   Shares and Securities Representations.

              (i)  The Shares to be issued to the Lender pursuant hereto and the issuance thereof have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will have been validly issued and will be fully paid and non-assessable. The Shares are, and will be, issued free and clear of any Lien, and the issuance of the Shares will not be subject to any preemptive or other similar right.

              (ii)  The Borrower has received all necessary approvals and acceptances under applicable Securities Laws with respect to the Borrower entering into this Agreement and performing its obligations hereunder (except for any shareholder approval that may be required in connection with Conversion Provisions, which will be obtained in accordance with the terms of this Agreement).

             (iii)  The Borrower and its Affiliates have not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the ordinary shares to facilitate the sale or resale of the Shares or affect the price at which the Shares may be issued or resold.

            (iv)  The Shares are being offered and sold pursuant to the exemption from registration under the United States Securities Act of 1933, as amended (the "Securities Act"), provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering and the requirements of any other applicable state securities laws and the respective rules and regulations thereunder. The Borrower and its Affiliates have not taken nor will it take any action that conflicts with the conditions and requirements of, or that would make unavailable with respect to the offerings hereunder, the exemption(s) from registration available pursuant to Regulation D or Section 4(a)(2) of the Securities Act and knows of no reason why any such exemption would be otherwise unavailable to it. Neither the Borrower, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offer of the Shares pursuant to this Agreement to be integrated with prior offerings by the Borrower for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, under any applicable listing rules and regulations which would impair the exemptions relied upon in the offerings hereunder or the Borrower's ability to timely comply with its obligations hereunder, nor will the Borrower nor any of its Affiliates take any action or steps that would cause the offer or issuance of the Shares to be integrated with other offerings which would impair the exemptions relied upon in the offerings hereunder or the Borrower's ability to timely comply with its obligations hereunder. The Borrower will not conduct any offering other than the transactions contemplated hereby that will be integrated with the offer or issuance of the Shares, which would impair the exemptions relied upon in the offerings hereunder or the Borrower's ability to timely comply with its obligations hereunder. The Borrower's executive officers and directors understand the nature of the Shares being sold hereby and recognize that the issuance of the Shares will have a potential dilutive effect on the equity holdings of other holders of the Borrower's equity or rights to receive equity of the Borrower. The board of directors of the Borrower has concluded in its good faith business judgment that the issuance of the Shares is in the best interests of the Borrower. The Borrower specifically acknowledges that its obligation to issue the Shares is binding upon the Borrower and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Borrower or parties entitled to receive equity of the Borrower.

             (v)  There are no material disagreements of any kind presently existing, or reasonably anticipated by the Borrower to arise between the Borrower and the accountants and lawyers presently employed by the Borrower, including but not limited to disputes or conflicts over payment owed to such accountants and lawyers, nor have there been any such disagreements during the two years prior to the closing of the offerings hereunder.

            (vi)  Neither the Borrower not the Lender has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finder's fees or agent's commissions or any similar charges or fees in connection with this Agreement or the issuance of any Shares contemplated hereby.

          (o)    Solvency.    As of the Closing Date, and after giving effect to the transactions contemplated hereby, the Borrower and its Subsidiaries: (i) are and will be solvent, (ii) have sufficient capital to carry on their business and transactions, and all business and transactions in which they are about to engage, and to pay their debts as they become due, (iii) do not believe that they will incur debts or liabilities beyond their ability to pay such debts or liabilities as they mature, and (iv) own property having a value, both at fair valuation and at present fair saleable value, greater than the amount required to pay their probable liabilities (including contingent liabilities).

          (p)    Capacity.    Except as specified otherwise in this document, the Borrower acts on its own behalf in entering into the Loan Documents to which it is expressed to be a party, and not as a trustee or on another person's behalf, and it is not a trustee of any trust which is not specified in this document.

          (q)    Immunity.    Neither the Borrower nor any of its assets is immune from suit or execution.

        5.2    Disclosure Limits Representations and Warranties of the Borrower (i).     The Lender acknowledges and agrees that the Borrower has disclosed against the representations and warranties in Article 5.1, and the Lender is aware of and will be treated as having actual knowledge of, all facts, matters and circumstances that are fairly disclosed in the Anatolia Due Diligence Materials and the Anatolia Disclosure Letter and the Borrower will have no liability in relation to the representations and warranties in Article 5.1 to the extent that disclosure is made or is deemed to have been made against the representations and warranties under this Article 5.2.

ARTICLE 6

AFFIRMATIVE COVENANTS OF THE BORROWER

        Until full and final payment and performance of the Obligations (other than contingent indemnification Obligations for which no claim has been made and Obligations related to any Directed Advance), the Borrower shall, unless the Lender otherwise consents in writing (which consent the Lender may grant or withhold in its sole discretion), perform all covenants in this Article 6.

        6.1    Compliance with Laws, Etc.     The Borrower shall comply, and shall cause each of its Subsidiaries to comply, in all material respects, with all applicable Governmental Requirements, including Environmental Laws. The Borrower shall pay, and shall cause each Subsidiary thereof to pay, all Taxes, assessments, and governmental charges imposed upon them or their respective property before the same become delinquent, except to the extent contested in good faith and adequately reserved for in accordance with the Accounting Standards to the Borrower or Subsidiary thereof.

        6.2    Reporting Requirements.     The Borrower shall deliver to the Lender the reports, information, notices and certificates set forth below:

          (a)    Monthly Reports.    As soon as practicable, but in any event no later than fifteen (15) days after the end of each month, the Borrower shall submit to the Lender a report with respect to the Borrower during the preceding month, in form and content satisfactory to the Lender, to include a description of actual expenditures (as compared to the Budget) and such other data and information reasonably requested by the Lender.

          (b)    Quarterly Financial Information.    As soon as available and in any event within forty five (45) days after the end of each fiscal quarter of the Borrower (other than the fourth fiscal quarter in any fiscal year), the Borrower shall deliver to the Lender a consolidated unaudited balance sheet of the Borrower, each as of the end of such quarter and unaudited statements of consolidated income, cash flow and retained earnings of the Borrower for such quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such quarter.

          (c)    Annual Financial Information.    As soon as available and in any event within ninety (90) days after the end of each fiscal year, a consolidated balance sheet of the Borrower as of the end of such year and consolidated statements of income, cash flow and retained earnings of the Borrower for such year audited by independent registered accountants reasonably acceptable to the Lender.

          (d)    Litigation; Claims.    Promptly after initiation thereof or receipt of notice with respect thereto, notice of any claims, proceedings, litigation or material disputes by, against, or otherwise involving the Borrower or any Subsidiary thereof, or other litigation which could reasonably be expected to have a Material Adverse Effect on the Borrower or any Subsidiary thereof, together with copies of the court filings or other documents associated therewith.

          (e)    Securities Law and Exchange Filings.    All annual information forms, proxy circulars, material change reports, prospectuses and other filings by the Borrower with Governmental Authorities in respect of securities matters and compliance with Securities Laws, and all material filings with any public stock exchange upon which the Shares are traded.

          (f)    Environmental Matters.    Promptly after the filing or receipt thereof, copies of all claims by and notices with or from any Governmental Authority or any other Person alleging material noncompliance with or violation of Environmental Laws and any correspondence in response thereto.

          (g)    Other Information.    Such other certificates, reports, data, and information respecting the condition or operations, financial or otherwise, of the Borrower or any Subsidiary thereof as the Lender may from time to time reasonably request.

        6.3    Maintenance of Insurance.     The Borrower shall maintain, and shall cause each of its Subsidiaries to maintain, with respect to its assets and business generally, insurance with responsible and reputable insurance companies or associations that covers liabilities, property damage or loss and other risks in such amounts, with such deductibles, covering such risks and otherwise on such terms and conditions as shall be customary for corporations engaged in the same or similar businesses. Upon the Lender's request, each of the Borrower's insurance policies, excluding the Borrower's director and officer insurance policies, shall name the Lender as loss payee, additional insured or an insured person, as appropriate, and shall contain an endorsement providing that such insurance cannot be terminated or amended without at least thirty (30) days prior notice to the Lender.

        6.4    Preservation of Existence, Etc.     The Borrower shall preserve and maintain, and shall cause each of its Subsidiaries to preserve and maintain, its respective corporate existence, rights, franchises and privileges in the jurisdiction of their incorporation or formation; and, the Borrower will qualify and remain qualified, and will cause each of its Subsidiaries to qualify and remain qualified, as a foreign entity in each jurisdiction in which such qualification is necessary in view of their business and operations or the ownership of their properties. The Borrower will comply in all material respects, and will cause each of its Subsidiaries to comply in all material respects, with all applicable material Governmental Requirements and all material Securities Laws, concerning disclosure of matters relevant to such Persons and their properties; and, the Borrower will timely file, and will cause each of its Subsidiaries to timely file, full and complete reports concerning their business and operations as required by such Governmental Requirements and Securities Laws.

        6.5    Notice of Default.     The Borrower shall furnish to the Lender as soon as possible and in any event within three (3) Business Days after the occurrence of each Event of Default or Default continuing on the date of such statement, a statement of the president or chief financial officer of the Borrower, setting forth the details of such Event of Default or Default, and the action which the Borrower proposes to take with respect thereto.

        6.6    Defense of Title and Rights.     The Borrower shall preserve and defend, and shall cause each of its Subsidiaries to preserve and defend, its respective ownership of all right, title and interest in and to its material assets, property and rights.

        6.7    Maintenance of Unissued Shares.     The Borrower will at all times maintain sufficient authorized but unissued Shares to meet its obligations hereunder.

        6.8    Maintenance of Minimum Balance.     The Borrower shall maintain a minimum balance of A$200,000 in a deposit account owned by the Borrower at all times, free and clear of any Liens.

        6.9    Other Actions.     The Borrower shall do all things that may be required in order to obtain all consents and approvals that are necessary to perform the Borrower's obligations under this Agreement, including the issuance of Shares to the Lender.

ARTICLE 7

NEGATIVE COVENANTS OF THE BORROWER

        Until the full and final payment and performance of the Obligations (other than contingent indemnification Obligations for which no claim has been made and Obligations related to any Directed Advance), the Borrower shall, unless the Lender otherwise consents in writing (which consent the Lender may grant or withhold in its sole discretion), perform all covenants in this Article 7.

        7.1    Indebtedness.     The Borrower shall not, and shall cause its Subsidiaries to not, directly or indirectly, create, incur, assume, agree to or suffer to exist, any Indebtedness, except (a) Indebtedness hereunder; (b) Indebtedness secured by Liens permitted by Section 7.2, so long as the principal amount of such Indebtedness shall not increase from the amount in existence on the Closing Date; (c) Indebtedness existing on the date hereof and disclosed to the Lender on the financial statements delivered pursuant to Section 5.1(f), so long as the principal amount of such Indebtedness shall not increase from the amount in existence on the Closing Date; and (d) unsecured account trade payables, bank overdrafts and other similar unsecured Indebtedness incurred in the ordinary course of business, so long as such amounts are not overdue or delinquent.

        7.2    Liens, Etc.     The Borrower shall not, and shall cause its Subsidiaries to not, directly or indirectly, create, grant, incur, assume, agree to or suffer to exist any Lien upon or with respect to any of its properties or assets now owned or hereafter acquired, or assign or otherwise convey any right to receive the production, proceeds or income therefrom, except:

          (a)   Liens for taxes, assessments or governmental charges or levies if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings;

          (b)   Liens imposed by law, such as carriers, warehousemen and mechanics' liens and other similar liens arising in the ordinary course of business associated with amounts not yet due and payable, or which are being diligently disputed by the Borrower in good faith and pursuant to appropriate procedures;

          (c)   operating leases of personal property entered into in the ordinary course of business and having a term (including renewals) of greater than one year that are deemed to be Liens under applicable law;

          (d)   Liens of purchase money mortgages and other security interests on equipment acquired, leased or held by the Borrower (including equipment held by any such Person as lessee under leveraged leases) in the ordinary course of business to secure the purchase price of or rental payments with respect to such equipment or to secure indebtedness incurred solely for the purpose of financing the acquisition (including acquisition as lessee under leveraged leases), construction or improvement of any such equipment to be subject to such mortgages or security interests, or mortgages or other security interests existing on any such equipment at the time of such acquisition, or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount; provided that no such Lien shall extend to or cover any equipment other than the equipment being acquired, constructed or improved, and no such extension, renewal or replacement shall extend to or cover any property not theretofore subject to the mortgage or security interest being extended, renewed or replaced;

          (e)   Liens outstanding on the date hereof and disclosed to the Lender in writing;

          (f)    Liens arising under the Specific Security Deed;

          (g)   cash or governmental obligations deposited in the ordinary course of business in connection with contracts, bids, tenders or to secure workmen's compensation, unemployment insurance, surety or appeal bonds, reclamation bonds, costs of litigation (when required by law), public and statutory obligations;

          (h)   Liens given in the ordinary course of business to a public utility or any municipality or governmental or other public authority when required by such utility or municipality or governmental or other authority in connection with the operations of the Borrower;

          (i)    a deemed security interest under section 12(3) of the PPSA which does not secure payment or performance of an obligation; and

          (j)    any security interest taken in personal property (as defined in the PPSA) by a seller to the extent that it secures the obligation to pay all or part of the purchase price of that property, where that property is purchased in the ordinary course of the buyer's business and the purchase price is paid within 90 days of supply.

Notwithstanding the foregoing, if the Borrower shall grant or allow a Lien on any of its properties or assets in violation of this Section 7.2, then it shall be deemed to have simultaneously granted an equal and ratable Lien on any such properties or assets to and in favor of the Lender as additional security for the Obligations, to the extent that such a Lien has not already been granted to the Lender.

        7.3    Assumptions, Guarantees, Etc. of Indebtedness of Other Persons.     The Borrower shall not, and shall cause its Subsidiaries to not, directly or indirectly, assume, guarantee or otherwise become directly or contingently liable (including, without limitation, liable by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor or otherwise to assure the creditor against loss) in connection with any Indebtedness of any other Person.

        7.4    Liquidation; Merger; Change in Ownership.     The Borrower shall not, and shall cause its Subsidiaries to not, liquidate or dissolve, or enter into any consolidation, amalgamation or merger, or enter into any partnership, joint venture or other combination where such combination involves a contribution by the Borrower or Subsidiary thereof of all or substantially all of its assets, or sell, lease or dispose of its business or assets as a whole or in an amount which constitutes substantially all of such assets, or enter into any agreement with respect to the foregoing or agree to do or undertake any of the foregoing, other than the Proposed Transaction or pursuant to a "Superior Proposal" pursuant to the terms of the Scheme Implementation Agreement.

        7.5    Restrictive and Inconsistent Agreements.     The Borrower shall not, and shall cause its Subsidiaries to not, enter into any agreement or undertaking or incur or suffer any obligation prohibiting or inconsistent with the performance by the Borrower of its Obligations under the Loan Documents.

        7.6    Investments.     The Borrower shall not and shall cause its Subsidiaries to not, directly or indirectly: (a) make any loan or advance of credit (other than as contemplated by the Budget) to any Person utilizing the Loan proceeds or (b) purchase or otherwise acquire the capital stock, all or substantially all the assets, a division or business, indebtedness, obligations of, or any interest in, any Person.

        7.7    Sale of Assets.     The Borrower shall not, and shall cause its Subsidiaries to not, directly or indirectly, sell, transfer, assign or otherwise dispose of any of their respective material assets or properties (or any material portion thereof), except for sales of product and inventory in the ordinary course of business or as otherwise agreed between the parties in writing.

        7.8    Dividends; Reduction in Capital.     The Borrower shall not (a) declare, accrue or pay any dividends, whether in cash or in stock, or (b) buy back any of its Shares or otherwise reduce its capital, while any Loan or any other amount hereunder remains outstanding and unpaid.

        7.9    Budget.     The Borrower shall not, and shall cause its Subsidiaries to not, amend, modify, supplement or revise the Budget in excess of A$125,000, either individually or in the aggregate, without the prior consent of the Borrower's Board of Directors and, if such consent is obtained, then by the Lender. The Borrower shall not, and shall cause its Subsidiaries to not, make, agree to make, accrue or incur any expenditure of any nature whatsoever, or any commitment therefor, unless such expenditure is included and described in the Budget, or unless such expenditure receives prior approval by the Borrower's Board of Directors and, if such approval is obtained, then by the Lender (such approval not to be unreasonably withheld or delayed).

        7.10    Use of Loan Proceeds.     The Borrower shall not, and shall cause its Subsidiaries to not, use the proceeds of any Loan, or any portion thereof, for any purpose other than as expressly set forth in Section 2.5 hereof.

ARTICLE 8

CONVERSION PROVISIONS

        8.1    Conversion(a).     As a condition to this Agreement and the Loan to be made hereunder, the Borrower hereby agrees to the conversion of the Loan and Commitment into Shares at the option of the Lender in accordance with the terms set forth herein. Beginning on the Conversion Effective Date, the terms and conditions set forth in this Article 8 shall apply to the conversion of the Loan and Commitment, or any portion thereof, together with any outstanding interest thereon, into Shares (the "Conversion Shares"), from time to time.

        8.2    Conversion; Issuance of Shares.

          (a)    Conversion Rights.    The Borrower hereby irrevocably grants to the Lender the option and right, exercisable from time to time in the Lender's sole discretion during the Conversion Period, and upon three (3) Business Days prior written notice to the Borrower (the "Conversion Notice") to convert all or any portion of the Loan and Commitment, together with any outstanding interest thereon, into Conversion Shares at the Conversion Price (the "Conversion Rights") whereupon the relevant portion of the Loan shall be deemed permanently repaid upon issuance of the Conversion Shares to the Lender. The Conversion Notice shall specify (i) the principal amount of the Loan or Commitment to be converted into Conversion Shares (the "Conversion Amount"); (ii) the accrued and unpaid interest due on the Conversion Amount; (iii) the effective date for the conversion and delivery of Conversion Shares to the Lender (the "Conversion Date"); (iv) the Conversion Price; and (v) the number of Conversion Shares to be issued by the Borrower in satisfaction of such conversion. The number of Conversion Shares to be issued by the Borrower to the Lender shall be determined by the Lender by calculating (x) the sum of (A) the Conversion Amount plus (B) the amount of accrued and unpaid interest on the Conversion Amount, divided by (B) the Conversion Price. The Lender may also specify in the Conversion Notice the denominations and number of certificates for the Conversion Shares to be issued by the Borrower in connection with such conversion, the name in which such certificates should be titled and issued and delivery instructions with respect thereto. Each Conversion Notice will be irrevocable when it is effective under the notice provisions of this Agreement. The Borrower shall promptly issue and deliver to the Lender the applicable number of Conversion Shares, and the Conversion Amount will be deemed to have been repaid by the

  Borrower upon irrevocable delivery of such Conversion Shares, issued in the name of the Lender (or its designee).

          (b)    Payment in Dollars.    Notwithstanding the right of the Lender to exercise its Conversion Rights as set forth in this Article 8, if the Lender does not exercise its Conversion Rights at any time prior to the Scheduled Maturity Date, then the Borrower shall repay the Loan on the Scheduled Maturity Date by delivery of Australian Dollars in immediately available funds to such account designated by the Lender.

          (c)    Directed Advances.    The Borrower hereby acknowledges and confirms the right granted to the Lender to make Directed Advances to the Borrower at any time during the Conversion Period in the amounts and as permitted by Section 3.5, and immediately to exercise the right to convert the amount of any such Directed Advance into Conversion Shares in accordance with Section 8.2(a).

        8.3    Conversion Amount.     The Lender may exercise its Conversion Rights at any time, and from time to time, during the Conversion Period, with respect to all or any portion of the Loan and Commitments, whether or not outstanding.

        8.4    Fractional Interests.     The Borrower shall not be required to issue fractional Conversion Shares upon conversion. If any fraction of a Conversion Share would, except for the provisions of this Section 8.4, be issuable on a conversion of the Loan or Commitment, or any portion thereof, together with any outstanding interest thereon, the Borrower shall issue to the Lender one (1) share for a fraction of a Conversion Share greater than or equal to 0.50 and shall issue zero (0) shares for a fraction of a Conversion Share less than 0.50.

        8.5    Shareholder Approval.     If the issuance of Shares pursuant to the conversion of the Loan and/or Commitments requires the approval of shareholders of the Borrower (including under the Australian Securities Exchange Listing Rule 7.1), the Borrower must, by no later than ten (10) Business Days after receiving a written request from the Lender, prepare and dispatch a notice of meeting to its shareholders to convene a general meeting to seek such approval and any such conversion will be subject to the Borrower obtaining all required shareholder approvals.

        8.6    Cleansing Notice.     By no later than 10:00 a.m. (Sydney time) on the Business Day following the issuance of Shares upon conversion of all or part of the Loan and/or Commitment pursuant to the terms hereof, the Borrower must lodge a notice with the Australian Securities Exchange under Section 708A(5)(e) of the Corporations Act 2001 (Cth) that complies with section 708A(6) of the Corporations Act 2001 (Cth). Where a notice cannot be issued, the Borrower will instead lodge a cleansing prospectus in relation to the Shares which complies with the requirements of the Corporations Act.

        8.7    Payment of Taxes.     The Borrower will be responsible for the payment of all stamp taxes, duties and any other Taxes (other than Excluded Taxes), fees or impositions imposed by any Governmental Authority on or otherwise associated with the conversion of any portion of the Loan or Commitment or any accrued and unpaid interest thereon to Conversion Shares and the issuance of Conversion Shares to the Lender (or its designee).

        8.8    Allocation of Shares.     The Borrower will at all times allocate and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Shares or its authorized and issued Shares held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Shares to the Lender as described in the Agreement, including upon the conversion of any portion of the Loan or Commitment or accrued and unpaid interest thereon at any time, the maximum number of Shares which may be deliverable by the Borrower pursuant to the Agreement.

        8.9    Adjustment of Conversion Price and Number of Shares Issuable.     The applicable Conversion Price and the number of Conversion Shares issuable on conversion of the Conversion Right are subject to adjustment from time to time in accordance with Section 2.6 of the Agreement.

ARTICLE 9

EVENTS OF DEFAULT

        9.1    Event of Default.     Each of the following events shall be an "Event of Default" hereunder:

          (a)    Nonpayment.    The Borrower shall fail to repay the Loan as and when due hereunder (whether at stated maturity, by prepayment, on demand or otherwise), or shall fail to pay interest hereunder when due (whether on a payment date, by prepayment, on demand or otherwise), or shall fail to pay any other amount due hereunder when due (whether on the date when due, by prepayment, on demand or otherwise).

          (b)    Defaults.    The Borrower shall fail to observe or perform any of its covenants contained in this Agreement or any other Loan Document.

          (c)    Representation or Warranty.    Any representations or warranty made by the Borrower under or in connection with this Agreement, or the other Loan Documents shall prove to have been incorrect, incomplete or misleading in any material respect when made.

          (d)    Cross-Default.    A default (howsoever characterized) shall occur under (i) any Loan Document, or (ii) any agreement or instrument pertaining to Indebtedness permitted by Section 7.1 in excess of One Hundred Thousand Dollars (A$100,000); or the Borrower shall fail to pay any Indebtedness in excess of One Hundred Thousand Dollars (A$100,000) (or equivalent in other currencies) in principal amount (but excluding Indebtedness included in the Obligations), or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such default or failure to pay is not being contested by the Borrower in good faith; or, any other default under any agreement or instrument relating to any such Indebtedness or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness, unless such default or event shall be waived by the holders or trustees of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof.

          (e)    Bankruptcy; Insolvency.    (i) The Borrower shall initiate or commence any case, proceeding or other action (A) under any existing or future Bankruptcy Law, or otherwise seeking to have it judged bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, receiver and manager, trustee, custodian, administrator, conservator, liquidator, controller or other similar official for it or for all or any substantial part of its assets, or the Borrower shall make a general assignment for the benefit of its creditors; or (ii) a receiver, receiver and manager, trustee, custodian, administrator, conservator, liquidator, controller or other similar official is appointed for the Borrower or for all or any substantial part of its assets or any steps are taken with respect to such appointment; or (iii) there shall be commenced against the Borrower any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (iv) there shall be commenced against the Borrower any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of their assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or (v) the Borrower shall take any action in furtherance of, or indicating its consent to, approval of, authorization of, or acquiescence in, any of the acts set forth in clause (i), (ii), (iii), or (iv) above; or (vi) the Borrower generally shall not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due.

          (f)    Judgments.    Final judgment or order for the payment of money in excess of One Hundred Thousand Dollars (A$100,000) shall be rendered against the Borrower and either; (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order; or (ii) a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect for any period of twenty (20) consecutive days.

          (g)    Security Interest.    The Specific Security Deed after delivery thereof shall for any reason, except to the extent permitted by the terms thereof or the terms hereof, cease to create a valid and perfected Lien with respect to the collateral purported to be covered thereby, or the Borrower shall so state or claim in writing.

          (h)    Expropriation/Condemnation.    An Expropriation Event shall have occurred.

          (i)    Cessation of Project Operations.    Any material project of the Borrower, or any material portion thereof, shall be abandoned or terminated, or development or operation of any material project shall be terminated or reduced materially from the level of exploration, development, operation and use contemplated by the Budget.

          (j)    Material Adverse Change.    A change in the business, financial condition or prospects of the Borrower occurs, which has had, or could be reasonably expected to have, a Material Adverse Effect.

          (k)    Change of Control.    A Change of Control shall have occurred.

        9.2    Remedies Upon Event of Default.

          (a)    Termination of Obligations.    Upon the occurrence of an Event of Default specified in Section 9.1(e) or (k) of this Agreement, all obligations of the Lender hereunder shall terminate, but such termination shall not limit any rights or remedies of the Lender hereunder. In the case of any Event of Default specified in Section 9.1 (other than Section 9.1(e) or (k)), upon notice by the Lender to the Borrower of the Lender's election to declare the Borrower in default, then the obligations of the Lender hereunder shall terminate, but such termination shall not limit any rights or remedies of the Lender hereunder. The date on which such notice is sent or, in the case of an Event of Default specified in Section 9.1(e) or (k) of this Agreement, the date of such Event of Default, shall be the "Date of Default."

          (b)    Acceleration upon Notice.    Subject to Section 9.3, four (4) months after the Date of Default and upon notice from the Lender of an Event of Default specified in Section 9.1 (other than Section 9.1(e) or (k) ), the Loan, together with all interest thereon and all other amounts owed by the Borrower hereunder to the Lender, shall be accelerated and become immediately due and payable in full.

          (c)    Acceleration without Notice.    Immediately and automatically upon the occurrence of an Event of Default specified in Section 9.1(e) or (k), without delivery of any notice by the Lender, the Loan and all amounts owed by the Borrower hereunder shall be automatically accelerated and immediately due and payable on the Date of Default.

          (d)    Availability of Rights and Remedies.    Upon the occurrence of an Event of Default, all of the rights and remedies provided to the Lender in this Agreement, the Specific Security Deed, and each other Loan Document shall immediately become available to the Lender, and the Lender shall have all other rights and remedies available at law or in equity.

          (e)    Cumulative Rights and Remedies.    All rights and remedies of the Lender set out in this Agreement, the Specific Security Deed, the other Loan Documents and otherwise available at law or in equity are cumulative, and no right or remedy contained herein or therein is intended to be exclusive; each such right or remedy is in addition to every other right and remedy contained in this Agreement, the Specific Security Deed and the other Loan Documents, or in any existing or future agreement, or now or in the future existing at law, in equity, by statute or otherwise.

          (f)    Waiver of Presentment.    Except as expressly provided above in this Section 9.2, presentment, demand, protest and all other notices of any kind are hereby expressly waived. From and after the Date of Default, interest on the Loan shall accrue at the Default Rate and shall be payable on demand.

          (g)    Specific Performance; Special Remedies.    The Borrower acknowledges and agrees that any failure of the Borrower to comply with this Agreement will cause irreparable harm and injury and that the remedy at law for any breach or threatened breach of any such provision will be inadequate and, accordingly, the Lender shall, in addition to all other rights and remedies that the Lender may have, be entitled, with or without notice to the Borrower to the fullest extent permitted by applicable law, to seek an injunction or temporary restraining order to prevent such breach or threatened breach and to enforce specifically the terms and provisions of this Agreement. Injunctive relief, temporary restraining orders and specific performance may be imposed and enforced judicially or by arbitrators. Such remedies are cumulative and not exclusive and are in addition to all other remedies available to the Lender under this Agreement, the other Loan Documents or otherwise.

        9.3    Cure period.     If, following a notice from the Borrower to the Lender pursuant to Section 6.5 (other than in respect of an Event of Default under Section 9.1(e) or (k)), the relevant Event of Default is capable of remedy within 30 days of the occurrence of the Event of Default, and the Lender is satisfied that the Event of Default is in fact remedied within such period, the relevant Event of Default will be deemed to be remedied.

ARTICLE 10

MISCELLANEOUS

        10.1    Amendments, Etc.     Except as otherwise expressly provided in this Agreement, no amendment or waiver of any provision of this Agreement, nor consent to any departure by the Borrower or the Lender therefrom, shall in any event be effective unless the same shall be in writing and signed by the other party, and, in the case of any amendment, by the Borrower and the Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

        10.2    Notices; Etc.     All notices, requests, demands and other communications provided for hereunder shall be in writing (including facsimile communication) and transmitted to the following address or facsimile:

  if to the Borrower:

    Anatolia Energy Limited
    Ground Floor, 10 Outram Street
    West Perth, Western Australia 6005
    Commonwealth of Australia
    Attention:       Scott Mison, Company Secretary
    Facsimile:       +61 8 9321 5036
    E-Mail:           admin@anatoliaenergy.com.au

  and if to the Lender:

    Uranium Resources, Inc.
    6950 S. Potomac Street, Suite 300
    Centennial, Colorado 80112
    Attention:       Jeffrey L. Vigil
    Facsimile:       (303) 531-0519
    E-Mail:           jvigil@uraniumresources.com

or at such other address or number as shall be designated by such party in a written notice to the other. All notices, requests, demands or other communications to or upon the respective parties hereto shall be in writing (including by facsimile or e-mail), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made: (a) when delivered by hand, upon receipt; (b) when transmitted via telecopy (or other facsimile device) to the number set out herein, upon transmission; (c) the Business Day immediately following the day on which the same has been delivered prepaid (or pursuant to an invoice arrangement) to a reputable national overnight air courier service; (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid; or (e) when delivered by e-mail, upon the sender's receipt of an acknowledgment from the intended recipient (such as by the "return receipt requested" function, as available, return e-mail or other written acknowledgment), provided that if such notice, request, demand or communication transmitted by e-mail is not sent during the normal business hours of the recipient, such notice, request or demand shall be deemed to have been sent at the opening of business on the next Business Day for the recipient. Notices delivered to the Lender pursuant to Articles 2 or 3 hereof shall not be effective until actually received by the Lender.

        10.3    No Waiver; Remedies.     No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder, or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder, or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

        10.4    Costs, Expenses and Taxes.     The Borrower and the Lender each agree to pay their own respective costs and expenses in connection with the negotiation, preparation, execution, registration and delivery of this Agreement, the other Loan Documents and the other documents to be delivered hereunder, including, without limitation the reasonable fees and expenses of all legal counsel and independent consultants. After the Closing Date, the Borrower agrees to pay on demand all actual, out of pocket reasonable costs and expenses of the Lender in connection with the administration of this Agreement and the other Loan Documents, including the reasonable costs and expenses incurred by the Lender in connection with any amendments, waivers or consents and the protection of the Lender's rights with respect to and the enforcement of this Agreement, the other Loan

Documents and the other documents to be delivered hereunder (whether incurred before, during or after commencement of any bankruptcy, reorganization or insolvency actions pertaining to the Borrower). All such expenses will be itemized in reasonable detail. In addition, the Borrower agrees to pay any and all stamp, mortgage recording and other Taxes, filing fees, duties or charges payable or determined to be payable in connection with the execution and delivery of this Agreement, the other Loan Documents and the other documents to be delivered hereunder, and the Borrower agrees to indemnify and save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such Taxes, filing fees or charges.

        10.5    Indemnification.     The Borrower agrees to indemnify the Lender and its respective directors, partners, managers, members, owners, principals, shareholders, officers, employees, agents, consultants and representatives (each, an "Indemnified Party" and collectively, the "Indemnified Parties"), from and against, and to defend and hold each of the Indemnified Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, fines, suits, costs, assessments, charges, claims, Taxes and Other Taxes (other than Excluded Taxes), expenses, payments or disbursements of any kind whatsoever, including reasonable attorneys' fees and expenses of one outside counsel and, if reasonably necessary, one local counsel per necessary jurisdiction (collectively "Losses") which may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, incurred or suffered by or asserted against any Indemnified Party in any way relating to or arising out of (a) this Agreement or any other Loan Document, the transactions contemplated hereby, or the use of the Loan, or (b) a breach or default (whether or not constituting a Default or Event of Default) by the Borrower, except, in each case, with respect to Losses arising entirely out of the gross negligence or willful misconduct of the Lender or such Indemnified Party. This Section 10.5 shall survive the repayment of the Obligations and the termination of this Agreement.

        10.6    Binding Effect; Assignment.     This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lender and their respective permitted successors and assigns. A party shall not have the right to assign any of its rights or obligations hereunder or any interest herein or in any other Loan Document without the prior written consent of the other party.

        10.7    Governing Law.     THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF COLORADO, NOT INCLUDING THE CONFLICTS OF LAW AND CHOICE OF LAW PROVISIONS THEREOF.

        10.8    Dispute Resolution; Arbitration.     Each Party hereby waives the right to trial by jury with respect to any Dispute between or among the Parties or their Subsidiaries with respect to this Agreement, the other Loan Documents or the transactions contemplated hereby or thereby, and each Party agrees to pursue and resolve any such Dispute in accordance with the terms and provisions set forth in Schedule 10.8, including resolution by binding arbitration as described in Schedule 10.8. Interim, provisional and other judicial measures and remedies shall be available to the Parties as described in Schedule 10.8.

        10.9    Execution in Counterparts; Facsimile Signatures.     This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Agreement may be validly executed and delivered by facsimile, portable document format (.pdf) or other electronic transmission, and a signature by facsimile, portable document format (.pdf) or other electronic transmission shall be as effective and binding as delivery of a manually executed original signature.

        10.10    Inconsistent Provisions.     In the event of any conflict between this Agreement and any of the other Loan Documents, the provisions of this Agreement shall govern and be controlling.

        10.11    Severability.     If any provision hereof is determined to be ineffective or unenforceable for any reason, the remaining provisions hereof shall remain in effect, binding on the parties and enforceable at the election of the Lender in its sole discretion.

        10.12    Survival of Representations and Warranties.     All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of any Loan.

        10.13    Entire Agreement.     This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof, superseding all prior statements, representations, discussions, agreements and understandings, oral or written, relating to such subject matter, including all term sheets and commitment letters.

        10.14    Code of Banking Practice (a).     Each party agrees that the Code of Banking Practice 2003 (Cth) of Australia does not apply to the Credit Documents, or to any transaction or service provided under them.

remainder of this page intentionally blank

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

BORROWER:
Executed by ANATOLIA ENERGY LIMITED in accordance with Section 127 of the Corporations Act 2001
/s/ P.D. CRONIN Signature of director	/s/ PATRICK BURKE Signature of director/company secretary (Please delete as applicable)
P.D. Cronin Name of director (print)	Patrick Burke Name of director/company secretary (print)
LENDER:
URANIUM RESOURCES, INC.
	By:	/s/ JEFFREY L. VIGIL
		Name:	Jeffrey L. Vigil
		Title:	Vice President—Finance and CFO

Signature Page to Loan Agreement

Schedule 10.8
[to Annex B]
Dispute Resolution; Arbitration

        Dispute.    For purposes of this Schedule and the Loan Agreement, the term "Dispute" shall mean any controversy, claim, dispute or disagreement between or among two or more parties to the Agreement arising out of, relating to, or otherwise in connection with the Agreement, any other Loan Document or any other ancillary agreement related thereto, whether in tort, contract or otherwise, including any claim, dispute, disagreement or controversy relating to the meaning, interpretation, breach, default, termination, or invalidity of any provision hereof that is not otherwise settled by agreement between the parties.

        Notification.    A party that desires to submit a Dispute for resolution shall commence the dispute resolution process by providing written notice of the Dispute ("Notice of Dispute") to the other parties to the Dispute. The Notice of Dispute shall identify the parties to the Dispute, contain a brief statement of the nature of the Dispute and the relief requested, and shall request negotiations among Senior Executives of each party to the Dispute. The submission of a Notice of Dispute shall toll any applicable statute of limitation related to the Dispute, pending the conclusion or abandonment of the dispute resolution process under this provision. Each Notice of Dispute and any other notice pertaining to a Dispute shall be delivered in accordance with Section 10.2 of the Loan Agreement.

        Senior Executive Negotiations.    The parties to the Dispute shall first seek to resolve any Dispute by negotiation between Senior Executives. A "Senior Executive" means any individual who is an officer of a party and has authority to negotiate a full and final settlement of the Dispute for a party. Within twenty (20) days after the date of the receipt by each party to the Dispute of the Notice of Dispute, the Senior Executives representing the parties to the Dispute shall meet at a mutually acceptable time and place to exchange and discuss relevant information in an attempt to resolve the Dispute. If a Senior Executive intends to be accompanied at the meeting by an attorney, each other party's Senior Executive shall be given written notice of such intention at least five (5) Business Days in advance and may also be accompanied by an attorney. The Senior Executives shall have a maximum of ten (10) days from the date of the initial meeting to discuss and resolve the Dispute, unless the parties all agree in writing to extend such period of time. Unless the period for Senior Executive negotiations is extended by agreement of all of the parties thereto, any party may initiate arbitration proceedings concerning such Dispute at any time following the passage of thirty (30) days after receipt of the Notice of Dispute.

        Arbitration.    Any Dispute not finally resolved by Senior Executive negotiations shall be exclusively and definitively resolved through final and binding arbitration, it being the intention of the parties that this is a broad arbitration agreement designed to encompass all possible disputes. Each party waives the right to trial by jury with respect to any Dispute and agrees to submit such Dispute to binding arbitration in accordance with this Schedule 10.8.

        Rules.    The arbitration shall be conducted in accordance with the International Dispute Resolution Procedures (as then in effect) of the International Centre for Dispute Resolution (the "Rules"), except to the extent the Rules conflict with the provisions of this Schedule 10.8, in which event the provisions of this Schedule 10.8 will control.

        Number of Arbitrators.    If the amount in Dispute is not subject to quantification or is equal to or in excess of One Million Australian Dollars (A$1,000,000), the arbitration shall be conducted by three (3) arbitrators, unless all parties to the Dispute agree in writing to a sole arbitrator within thirty (30) days after the filing of the arbitration with the International Centre for Dispute Resolution. If the amount in Dispute is less than One Million Australian Dollars (A$1,000,000), the arbitration shall be conducted by one arbitrator.

        Method of Appointment of the Arbitrators.    All arbitrators appointed pursuant to the dispute resolution procedure described in this Schedule 10.8 shall have at least the following qualifications: (1) a lawyer who has practiced in the area of commercial law for at least ten (10) years or a retired judge of the courts of the United States; (ii) a person with at least ten (10) years experience in complex commercial transactions; or (iii) a person with at least ten (10) years experience in the mining industry. If the arbitration is to be conducted by a sole arbitrator, then the arbitrator will be jointly selected by the parties to the Dispute. If the parties to the Dispute fail to agree on the arbitrator within thirty (30) days after the filing of the arbitration, then the International Centre for Dispute Resolution shall appoint the arbitrator. If the arbitration is to be conducted by three (3) arbitrators and there are only two (2) parties to the Dispute, then each party to the Dispute shall appoint one (1) arbitrator within thirty (30) days of the filing of the arbitration, and the two (2) arbitrators so appointed shall select the presiding arbitrator within thirty (30) days after the latter of the two arbitrators has been appointed by the parties to the Dispute. If a party to the Dispute fails to appoint its party-appointed arbitrator or if the two (2) party-appointed arbitrators cannot reach agreement on the presiding arbitrator within the applicable time period, then the International Centre for Dispute Resolution shall appoint the remainder of the three (3) arbitrators not yet appointed. If the arbitration is to be conducted by three (3) arbitrators and there are more than two (2) parties to the Dispute, then within thirty (30) days of the filing of the arbitration, all claimants shall jointly appoint one (1) arbitrator and all respondents shall jointly appoint one (1) arbitrator, and the two (2) arbitrators so appointed shall select the presiding arbitrator within thirty (30) days after the latter of the two (2) arbitrators has been appointed by the parties to the Dispute. If either all claimants or all respondents fail to make a joint appointment of an arbitrator or if the party-appointed arbitrators cannot reach an agreement on the presiding arbitrator within the applicable time period, then the International Centre for Dispute Resolution shall appoint all three (3) arbitrators.

        Place of Arbitration.    Unless otherwise agreed by all parties to the Dispute in writing, the place of arbitration shall be in the city of Denver, Colorado. Each party irrevocably and unconditionally waives any objection that it may now or hereafter have to arbitration in the city of Denver, Colorado and any defense of an inconvenient forum to the maintenance of arbitration in such jurisdiction.

        Language of Arbitration.    The arbitration proceedings shall be conducted in the English language and the arbitrators shall be fluent in the English language.

        Taking of Evidence.    The taking of evidence with respect to the arbitration shall be governed by the International Bar Association Rules on the Taking of Evidence in International Commercial Arbitration, as adopted on June 1, 1999.

        Impartiality.    All arbitrators shall be and remain at all times wholly impartial, and, once appointed, no arbitrator shall have any ex parte communications with any of the parties to the Dispute concerning the arbitration or the underlying Dispute.

        Interim Measures.    Any party to a Dispute, at any time and from time to time, may apply to any court of competent jurisdiction for interim measures and interim relief: (i) upon the occurrence of an Event of Default; (ii) prior to or concurrently with the delivery of a Notice of Dispute, or at any time thereafter; (iii) prior to or concurrently with the constitution of the arbitral tribunal, or at any time thereafter, including as necessary to enforce the arbitral tribunal's rulings; or (iv) in the absence of the jurisdiction of the arbitral tribunal to rule on interim measures or interim relief in a given jurisdiction. The parties agree that seeking and obtaining interim measures and interim relief shall not waive the right to arbitration, and the right to arbitration shall not waive or limit such interim measures and interim relief. The arbitrators (or in an emergency the presiding arbitrator acting alone in the event one (1) or more of the other arbitrators is unable to be involved in a timely fashion) may grant interim measures and interim relief, including injunctions, attachments, protective orders, restraining orders, temporary restraining orders and conservation orders in appropriate circumstances, which measures may be immediately enforced by court order by a court of competent jurisdiction. Hearings on requests for interim measures and interim relief may be held in person, by telephone, by video conference or by other means that permit the parties to a Dispute to present evidence and arguments.

        Judicial, Non-Judicial and Other Remedies.    Notwithstanding any other provision of the Agreement or any other Loan Document, nothing in the Agreement or in this Schedule 10.8 or in any other Loan Document, nor the exercise of any right to arbitrate hereunder, shall waive, preclude, limit or prejudice the right of any party hereto, whether judicially, non-judicially or otherwise, at any time and from time to time: (i) to foreclose against any real or personal property collateral, or any portion thereof, by the exercise of the power of sale under a deed of trust, mortgage, security agreement or other document, agreement or instrument or applicable law or the exercise of other foreclosure remedies, whether at law, in equity or otherwise, and to pursue and take all other actions related or ancillary to such foreclosure and sale; (ii) to exercise any and all self-help remedies, including setoff or repossession; (iii) to obtain any and all provisional or ancillary remedies, including replevin, injunctive relief, attachment, protective orders, restraining orders, temporary restraining orders, specific performance or appointment of a receiver, receiver and manager, administrator, trustee, controller, liquidator or other similar person, from a court having jurisdiction; (iv) to take, pursue, exercise or enforce any other right or remedy provided in any Loan Document, whether in and before an appropriate court as required by applicable Governmental Requirements, through self-help, non-judicially or otherwise, whether before, during or after the pendency of any arbitration proceeding; or (v) to enforce any judgment or award made by the arbitrators. The institution and maintenance of any action for such judicial relief, or pursuit of provisional or ancillary remedies, or exercise of non-judicial and self-help remedies are available to the parties without limitation and shall not constitute a waiver of the right or obligation of any party to submit any Dispute to arbitration, including those Disputes arising from exercise of any judicial relief, or pursuit of provisional or ancillary remedies or exercise of non-judicial or self-help remedies. All rights and remedies enumerated herein are cumulative, and no right or remedy contained herein is intended to be exclusive. The enumeration of certain rights and remedies herein is not intended to, and shall not be deemed to, limit, restrict, waive or prejudice any right or remedy set forth in any other Loan Document.

        Consolidation.    If the parties initiate multiple arbitration proceedings, the subject matters of which are related by common questions of law or fact and which could result in conflicting awards or obligations, then all such proceedings may be consolidated into a single arbitral proceeding.

        Costs and Attorneys' Fees.    The arbitral tribunal is authorized to award costs and attorneys' fees and to allocate them between the parties to the Dispute. The costs of the arbitration proceedings, including attorneys' fees, shall be borne in the manner determined by the arbitral tribunal.

        Interest.    The award shall include interest, as determined by the arbitral tribunal, from the date of any Default, Event of Default or other breach of the Agreement until the arbitral award is paid in full. Interest shall be awarded at the Applicable Interest Rate.

        Currency of the Award.    The arbitral award shall be made and payable in Australian Dollars, free of any Tax or other deduction.

        Following the Law and Agreement.    The arbitrators have no authority to make any ruling, finding, or award (i) that does not conform to the terms and conditions of any agreement that is the subject of a Dispute hereunder, or (ii) that would result in the application of any law other than the laws of the State of Colorado (or such other governing law expressly provided in any Loan Document), without regard to any choice or conflicts of law provisions or rule that would cause the application of the law of any jurisdiction other than the foregoing.

        Entry of Judgment.    The award of the arbitral tribunal shall be a reasoned written decision and shall be final and binding. Judgment on the award of the arbitration tribunal may be entered and enforced by any court of competent jurisdiction.

        Waiver of Challenge to Decision or Award.    To the extent permitted by law, any right to appeal or challenge any arbitral decision or award, or to oppose enforcement of any such decision or award before a court or any governmental authority, is hereby waived by the parties.

        Confidentiality.    All negotiations, mediation, arbitration, and expert determinations relating to a Dispute (including a settlement resulting from a negotiation, an arbitral award, documents exchanged or produced, and memorials, briefs or other documents prepared for the arbitration) are confidential and may not be disclosed by the parties, their employees, officers, directors, counsel, consultants and expert witnesses, except to the extent necessary to enforce any arbitration award, to enforce other rights of a party, or as required by any Governmental Requirement; provided, however, that breach of this confidentiality provision shall not void any settlement, expert determination or award.

ANNEX C

[LETTERHEAD OF ROTH CAPITAL PARTNERS]

May 28, 2015

Board of Directors
Uranium Resources, Inc.
6950 South Potomac Street
Ste. 300
Centennial, CO 80112

Members of the Board of Directors:

        Roth Capital Partners, LLC ("Roth, "us" or "we") understands that Uranium Resources, Inc., a corporation organized under the laws of Delaware ("URI"), and Anatolia Energy Limited, an Australian public company ("Anatolia"), intend to enter into a Scheme Implementation Agreement (the "Scheme Implementation Agreement"), in which, pursuant to a Share Scheme, Option Scheme and Performance Share Scheme, URI will acquire all of the Anatolia Securities through an exchange of New URI Shares for Anatolia Shares, New URI Options for Anatolia Options, and New URI Performance Shares for Anatolia Performance Shares, all reflecting a Share Exchange Ratio of 0.06579 shares of URI common stock for each Anatolia ordinary share. In each case, capitalized terms set forth herein shall have the meanings ascribed to them in the Scheme Implementation Agreement.

        You have asked us to render an opinion, as of the date hereof, with respect to the fairness, from a financial point of view, to the holders of URI Shares of the Share Exchange Ratio and the aggregate consideration payable to Anatolia Securityholders pursuant to the Schemes.

        For purposes of the opinion set forth herein, we have reviewed execution drafts of the Scheme Implementation Agreement, Share Scheme, Option Scheme, Performance Share Scheme, and Deed Poll and related ancillary documents, and we have also, among other things:

  (i)
  reviewed certain publicly available and other business and financial information provided by URI;

  (ii)
  reviewed certain internal financial statements and other financial and operating data concerning Anatolia provided by URI;

  (iii)
  reviewed certain financial forecasts relating to Anatolia prepared by the management of Anatolia (the "Anatolia Forecasts") and provided by URI;

  (iv)
  discussed the past and current operations, financial condition and prospects of each of Anatolia and URI with senior management of URI, including the assessments of senior management of URI as to the liquidity needs of, and financing alternatives and other capital resources available to, Anatolia;

  (v)
  participated in certain discussions with senior management of URI regarding their assessment of the strategic rationale for, and the potential benefits of, the Schemes;

  (vi)
  compared the financial performance of URI and Anatolia, and their stock prices and trading activity respectively, and compared that to certain publicly-traded companies we deemed relevant in preparing this opinion;

  (vii)
  compared certain financial terms of the Schemes to financial terms, to the extent publicly available, of certain other business combination transactions we deemed relevant in preparing this opinion;

  (viii)
  reviewed a form of convertible loan term sheet pursuant to which URI would make loans of up to A$2,000,000 to Anatolia before the Implementation Date, which loans would be convertible into Anatolia Shares at a rate of A$0.08 per Anatolia Share;

  (ix)
  participated in discussions with certain representatives of URI, and its professional advisors; and

  (x)
  performed such other analyses and considered such other data, financial studies, analyses and investigations, and financial, economic and market criteria and factors which we deemed relevant in preparing this opinion.

        In conducting our review and arriving at our opinion, with your consent, we have not independently investigated or verified any of the foregoing information and we have assumed and relied upon such information as being accurate and complete in all material respects, and we have further relied upon verbal or written assurances of senior management of URI that such information was accurate and complete in all material respects when given to us and that they are not aware of any facts or circumstances that would make or render any of such information inaccurate, incomplete or misleading in any material respect. With respect to the Anatolia Forecasts, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of Anatolia as to the future financial performance of Anatolia. We have not been engaged to assess the achievability of any projections or the assumptions on which they were based, and we express no view as to such projections or assumptions. In addition, we have not assumed any responsibility for any independent valuation or appraisal of the assets, liabilities or business operations of URI or Anatolia, nor have we been furnished with any such valuation or appraisal. In addition, we have not assumed any obligation to conduct, nor have we actually conducted, any physical inspection of the properties or facilities of URI or Anatolia.

        We also have assumed, with your consent, that the Schemes will be consummated substantially in accordance with the terms set forth in the Scheme Implementation Agreement and in compliance with the applicable provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended, the Corporations Act 2001 (Cth), and all other applicable federal, state and local statutes, rules, regulations promulgated thereunder and the rules and regulations of The NASDAQ Stock Market, ASX Limited, and any other applicable exchanges, that the representations and warranties of each party in the Scheme Implementation Agreement are true and correct, that each party to the Schemes will perform on a timely basis all covenants and agreements required to be performed by it under the Scheme Implementation Agreement, and that all conditions to the consummation of the Schemes will be satisfied without waiver thereof. In addition, we have assumed that the number of Excluded Shareholders, Excluded Optionholders and Excluded Performance Shareholderss will not be material to the Schemes as a whole. We have further assumed that the final Scheme Implementation Agreement when signed by all relevant parties will conform in all material respects to the draft of the Scheme Implementation Agreement dated May 28, 2015, and that the Schemes will be consummated as described in the draft Scheme Implementation Agreement. We have also assumed that all governmental, regulatory and other consents and approvals contemplated by the Scheme Implementation Agreement will be timely obtained and that, in the course of obtaining any of those consents and approvals, no modification, delay, limitation, restriction or condition will be imposed or waivers made that would have a material adverse effect on URI or Anatolia or on the contemplated benefits of the Schemes.

        Our opinion addresses only the fairness, from a financial point of view to the holders of URI Shares, as of the date hereof, of the Share Exchange Ratio and the aggregate consideration payable to Anatolia Securityholders pursuant to the Schemes. Our opinion does not in any manner address any other aspect or implication of the Schemes or any agreement, arrangement or understanding entered into in connection with the Schemes or otherwise, including, without limitation, the fairness of the amount or nature of any compensation to any officers, directors or employees of, or any class of such persons, relative to the consideration in the Schemes. Our opinion also does not address the relative merits of the Schemes as compared to any alternative business strategies that might exist for URI, the underlying business decision of URI to proceed with the Schemes, or the effects of any other transaction in which URI might engage. The issuance of this opinion was approved by an authorized internal fairness committee of Roth in accordance with our customary practice. Our opinion is necessarily based on economic, monetary, market, financial and other conditions as they exist and can be evaluated, and the information made available to us, as of the date hereof. We express no opinion as to the underlying valuation, future performance or long-term viability of URI or Anatolia. Further, we express no opinion as to the actual value of the shares of URI when issued pursuant to the Scheme Implementation Agreement or the prices at which shares of URI will trade at any time before, after or during the Schemes. It should be understood that, although subsequent developments or events may affect various assumptions used by us in preparing our opinion, we do not have any obligation to update, revise or reaffirm our opinion based on such developments or events or otherwise and we expressly disclaim any responsibility to do so. Our opinion does not address any legal, tax or accounting matters.

        We note that, in connection with performing and rendering our services to URI, we were not authorized to and did not solicit any expressions of interest from any other parties with respect to any other merger, sale or other business combination involving URI.

        We have acted as financial advisor to URI in connection with the Schemes and will receive a fee for our services payable upon delivery of this opinion to the URI's Board of Directors following a request from such Board that our opinion be so delivered. Our fee is not contingent upon the consummation of the Schemes. We will be reimbursed for our reasonable out of pocket expenses incurred in rendering services to URI, subject to an agreed maximum amount. Payment of such reimbursement is not contingent upon consummation of the Schemes. URI has agreed to indemnify us for certain losses, claims, damages and liabilities arising out our performance of services pursuant to our engagement with URI. In the two years prior to the date hereof, we have closed two financings for URI and received a fee each time as a placement agent.

        Roth, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. We are a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking and other financial services. In the ordinary course of business, we and our affiliates may acquire, hold or sell, for our and our affiliates' own accounts and for the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of URI or Anatolia, and, accordingly, may at any time hold a long or a short position in such securities.

        It is understood that this letter is solely for the information of the Board of Directors of URI in connection with its evaluation of the Schemes and does not constitute a recommendation to any stockholder of URI as to how such stockholder should vote or otherwise act or refrain from acting on any matter relating to the Schemes. This opinion may not be relied upon by any other person, or used for any other purpose. Except as expressly contemplated by and subject to the limitations set forth in the Scheme Implementation Agreement, this opinion may not be reproduced, disseminated, quoted or referred to at any time, in any manner or for any purpose without our prior written consent.

        We acknowledge that a copy of this opinion may be included in its entirety as an exhibit, and a summary of the contents of this opinion may be disclosed, in any filing that URI is required to make with the U.S. Securities & Exchange Commission in connection with the Schemes only to the extent

URI has concluded upon advice of counsel that such inclusion or disclosure is required by applicable law.

        On the basis of and subject to the foregoing, we are of the opinion, as of the date hereof, that the Share Exchange Ratio and the aggregate consideration payable to Anatolia Securityholders pursuant to the Schemes are fair, from a financial point of view, to the holders of URI Shares.

Very truly yours,

/s/ Roth Capital Partners
Roth Capital Partners, LLC

MMMMMMMMMMMM . MMMMMMMMMMMMMMM C123456789 Uranium Resources, Inc. 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on September 23, 2015. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.investorvote.com/URRE • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 1, 3 and 4. + For Against Abstain 1. Approve the issuance of shares of the common stock of Uranium Resources, Inc. in accordance with the scheme implementation agreement, dated June 3, 2015, by and between Anatolia Energy Limited and Uranium Resources, Inc. 2. Election of Directors: 01 - Terence J. Cryan For Withhold For Withhold For Withhold 02 - Christopher M. Jones 03 - Marvin K. Kaiser 04 - Tracy A. Stevenson 05 - Mark K. Wheatley For Against Abstain For Against Abstain 3. Ratify the appointment of Hein & Associates LLP as our independent registered public accounting firm for 2015. 4. Provide advisory approval of our executive compensation. 5. Transact such other business as may properly come before the Annual Meeting of Stockholders. Change of Address — Please print new address below. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMMC 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X2 4 7 4 6 2 1 025DTB MMMMMMMMM C B A Annual Meeting Proxy Card1234 5678 9012 345 X IMPORTANT ANNUAL MEETING INFORMATION

 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE Proxy — Uranium Resources, Inc. Notice of 2015 Annual Meeting of Shareholders Address Proxy Solicited by Board of Directors for Annual Meeting — September 23, 2015 Christopher M. Jones, Terence J. Cryan and Marvin K. Kaiser, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Uranium Resources, Inc. to be held on September 23, 2015 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed by the stockholder when properly executed. If no such directions are indicated, shares represented by this proxy will be voted FOR each of the nominees listed in Proposal 2 and FOR Proposals 1, 3 and 4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.)